                                                                    EXHIBIT 10.1


                              COMBINATION AGREEMENT

                                  BY AND AMONG

                         OIL STATES INTERNATIONAL, INC.,

                           HWC ENERGY SERVICES, INC.,

                              MERGER SUB-HWC, INC.

                                  SOONER INC.,

                             MERGER SUB-SOONER, INC.

                                       AND

                                 PTI GROUP INC.



                            DATED AS OF JULY 31, 2000

                              COMBINATION AGREEMENT

                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS.............................................................................................5


ARTICLE II THE HWC MERGER........................................................................................10

   Section 2.1    Purchase of HWC Common Stock and HWC Preferred Stock by OSI....................................10
   Section 2.2    Merger of Merger Sub-HWC into HWC..............................................................10
   Section 2.3    Effect of the Merger...........................................................................11
   Section 2.4    Articles of Incorporation......................................................................11
   Section 2.5    Bylaws.........................................................................................11
   Section 2.6    Officers and Directors.........................................................................11
   Section 2.7    Merger Sub-HWC Common Stock....................................................................11
   Section 2.8    HWC Common Stock...............................................................................11
   Section 2.9    HWC Preferred Stock............................................................................12
   Section 2.10   HWC Stock Options..............................................................................12
   Section 2.11   OSI Common Stock...............................................................................12
   Section 2.12   Issuance of New Certificates...................................................................13
   Section 2.13   HWC Stock Transfer Books.......................................................................13
   Section 2.14   Certificate Legends............................................................................13
   Section 2.15   Fractional Shares..............................................................................13

ARTICLE III THE SOONER MERGER....................................................................................14

   Section 3.1    Purchase of Sooner Common Stock by OSI.........................................................14
   Section 3.2    Merger of Merger Sub-Sooner into Sooner........................................................14
   Section 3.3    Effect of the Sooner Merger....................................................................14
   Section 3.4    Certificate of Incorporation...................................................................14
   Section 3.5    Bylaws.........................................................................................14
   Section 3.6    Officers and Directors.........................................................................14
   Section 3.7    Merger Sub-Sooner Common Stock.................................................................14
   Section 3.8    Sooner Common Stock............................................................................15
   Section 3.9    Sooner Stock Options...........................................................................15
   Section 3.10   Sooner Warrants................................................................................15
   Section 3.11   OSI Common Stock...............................................................................16
   Section 3.12   Issuance of New Certificates...................................................................16
   Section 3.13   Sooner Stock Transfer Books....................................................................16
   Section 3.14   Certificate Legends............................................................................16
   Section 3.15   Fractional Shares..............................................................................16

ARTICLE IV THE PTI ARRANGEMENT...................................................................................17

   Section 4.1    Plan of Arrangement............................................................................17
   Section 4.2    Adjustments to Exchange Ratio..................................................................17
   Section 4.3    Dissenting Shares..............................................................................17
   Section 4.4    Other Effects of the Arrangement...............................................................18
   Section 4.5    Proxy Statement................................................................................18
   Section 4.6    OSI ULC, PTI Holdco, PTI Amalco, PTI Holdco Sub................................................18




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

   Section 4.7    Support Agreement..............................................................................19
   Section 4.8    Voting and Exchange Trust Agreement............................................................19
   Section 4.9    Certificate Legends............................................................................19

ARTICLE V CLOSING................................................................................................20

   Section 5.1    Time and Place.................................................................................20
   Section 5.2    Deliveries at Closing..........................................................................20

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF HWC.................................................................20

   Section 6.1    Organization; Qualification....................................................................20
   Section 6.2    Subsidiaries...................................................................................21
   Section 6.3    Capitalization.................................................................................21
   Section 6.4    Authority, Authorization and Enforceability....................................................21
   Section 6.5    Financial Statements...........................................................................22
   Section 6.6    No Violation...................................................................................22
   Section 6.7    Accuracy of Information........................................................................22
   Section 6.8    Fairness Opinion...............................................................................23

ARTICLE VII REPRESENTATIONS AND WARRANTIES OF SOONER.............................................................23

   Section 7.1    Organization; Qualification....................................................................23
   Section 7.2    Subsidiaries...................................................................................23
   Section 7.3    Capitalization.................................................................................23
   Section 7.4    Authority, Authorization and Enforceability....................................................24
   Section 7.5    Financial Statements...........................................................................24
   Section 7.6    No Violation...................................................................................25
   Section 7.7    Accuracy of Information........................................................................25
   Section 7.8    Fairness Opinion...............................................................................25

ARTICLE VIII REPRESENTATIONS AND WARRANTIES OF PTI...............................................................26

   Section 8.1    Organization; Qualification....................................................................26
   Section 8.2    Subsidiaries...................................................................................26
   Section 8.3    Capitalization.................................................................................26
   Section 8.4    Authority, Authorization and Enforceability....................................................27
   Section 8.5    Financial Statements...........................................................................27
   Section 8.6    No Violation...................................................................................28
   Section 8.7    Accuracy of Information........................................................................28
   Section 8.8    Fairness Opinion...............................................................................28

ARTICLE IX REPRESENTATIONS AND WARRANTIES OF OSI.................................................................28

   Section 9.1    Organization; Qualification....................................................................28
   Section 9.2    Subsidiaries...................................................................................29
   Section 9.3    Capitalization.................................................................................29
   Section 9.4    Authority, Authorization and Enforceability....................................................29
   Section 9.5    Financial Statements...........................................................................30
   Section 9.6    No Violation...................................................................................30
   Section 9.7    Accuracy of Information........................................................................31
   Section 9.8    Fairness Opinion...............................................................................31



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

   Section 9.9     Status as a Foreign Investment Entity.........................................................31

ARTICLE X REGISTRATION RIGHTS....................................................................................31


ARTICLE XI COVENANTS.............................................................................................31

   Section 11.1   Ordinary Course of Business....................................................................31
   Section 11.2   Restricted Activities and Transactions.........................................................32
   Section 11.3   Insurance......................................................................................33
   Section 11.4   Confidentiality................................................................................34
   Section 11.5   HSR and Other Regulatory Matters...............................................................34
   Section 11.6   Commercially Reasonable Efforts................................................................34
   Section 11.7   Access to Information..........................................................................35
   Section 11.8   Section 351 Reporting..........................................................................35
   Section 11.9   OSI Registration Statement.....................................................................35
   Section 11.10  Blue Sky; Canadian Securities Laws.............................................................39
   Section 11.11  Agreements.....................................................................................39
   Section 11.12  Notification of Certain Matters................................................................39
   Section 11.13  Further Assurances.............................................................................39
   Section 11.14  Payment of Indebtedness........................................................................40

ARTICLE XII CONDITIONS...........................................................................................40

   Section 12.1   Conditions to Obligations of Each Party........................................................40

ARTICLE XIII TERMINATION.........................................................................................42

   Section 13.1   Termination....................................................................................42
   Section 13.2   Effect of Termination..........................................................................43
   Section 13.3   Fees and Expenses..............................................................................43

ARTICLE XIV MISCELLANEOUS........................................................................................44

   Section 14.1   Waiver and Amendment...........................................................................44
   Section 14.2   Nonsurvival of Representations and Warranties..................................................44
   Section 14.3   Assignment.....................................................................................44
   Section 14.4   Notices........................................................................................44
   Section 14.5   Governing Law..................................................................................46
   Section 14.6   Severability...................................................................................46
   Section 14.7   Counterparts...................................................................................46
   Section 14.8   Headings.......................................................................................46
   Section 14.9   Enforcement of the Agreement...................................................................46
   Section 14.10    Entire Agreement; Third Party Beneficiaries..................................................47




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




EXHIBITS AND SCHEDULES


         Exhibit A   PTI Plan of Arrangement
         Exhibit B   intentionally omitted
         Exhibit C   Support Agreement
         Exhibit D   Voting and Exchange Trust Agreement
         Exhibit E   Form of Amended and Restated Registration Rights
                     Agreement
         Exhibit F   Summary of Tax Opinion of Ernst & Young LLP (HWC,
                     Sooner, OSI)
         Exhibit G   Summary of Tax Opinion of Ernst & Young LLP (PTI)
         Exhibit H   Form of Omnibus Consent, Waiver and Agreement of
                     Shareholders of HWC
         Exhibit I   Form of Omnibus Consent, Waiver and Agreement of
                     Stockholders of Sooner
         Exhibit J   Form of Omnibus Voting, Waiver and Investment Agreement of
                     U.S. Shareholders of PTI
         Exhibit K   Form of Omnibus Voting, Waiver and Investment Agreement of
                     Certain Canadian Shareholders of PTI
         Exhibit L   Form of Omnibus Consent, Waiver and Agreement of
                     Stockholders of OSI


         Schedule 11.11    Agreements to be Terminated
         Schedule 11.14    Indebtedness and Preferred Stock to be Retired

                              COMBINATION AGREEMENT

         This Combination Agreement, dated as of July 31, 2000 (the "Combination Agreement"), by and among Oil States International, Inc., a Delaware corporation ("OSI"), HWC Energy Services, Inc., a Texas corporation ("HWC"), Merger Sub-HWC, Inc., a Texas corporation, Sooner Inc., a Delaware corporation ("Sooner"), Merger Sub-Sooner, Inc., a Delaware corporation, and PTI Group Inc., an Alberta corporation ("PTI").

                                   WITNESSETH:

         WHEREAS, the parties to this Combination Agreement desire to effect a combination of the businesses conducted by OSI, HWC, Sooner and PTI;

         WHEREAS, pursuant to such business combination the outstanding shares of HWC Common Stock shall be converted into shares of OSI Common Stock (other than the shares of HWC Common Stock held by the HWC Non-Accredited Holders, which shall be purchased by OSI in accordance with Section 2.1 hereof); the outstanding shares of HWC Preferred Stock shall be converted into shares of OSI Common Stock (other than the shares of HWC Preferred Stock held by the HWC Non-Accredited Holders, which shall be purchased by OSI in accordance with
Section 2.1 hereof); the outstanding shares of Sooner Common Stock shall be converted into shares of OSI Common Stock (other than the shares of Sooner Common Stock held by the Sooner Non-Accredited Holders, which shall be purchased by OSI in accordance with Section 3.1 hereof); and the outstanding PTI Common Shares shall be exchanged for PTI Exchangeable Shares, other than (a) the PTI Common Shares held by holders in the United States, which shall be exchanged for shares of OSI Common Stock (other than the PTI Common Shares held by the PTI Non-Accredited Holders, which shall be purchased by OSI in accordance with
Section 2.1 of the PTI Plan of Arrangement), and (b) the PTI Common Shares held by the Dissenting Shareholders; and

         WHEREAS, it is contemplated that OSI will effect a reverse three for one split of the OSI Common Stock prior to the Effective Time, in which case the exchange ratios set forth herein shall be adjusted according to the provisions hereof;

         NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         The terms set forth below in this Article I shall have the meanings ascribed to them below or in the part of this Combination Agreement referred to below:

         "ABCA" shall mean the Business Corporations Act (Alberta), as amended.

         "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the general rules and regulations under the Exchange Act, as in effect on the date of this Combination Agreement.

         "Alberta Court" shall mean the Court of Queen's Bench of Alberta.

         "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of the general rules and regulations under the Exchange Act, as in effect on the date of this Combination Agreement.

         "Business Day" shall mean any day other than a Saturday, a Sunday or any other day when banks are not open for business in either or both of Houston, Texas and Edmonton, Alberta.

         "Closing" shall have the meaning set forth in Section 5.1.

         "Closing Date" shall have the meaning set forth in Section 5.1.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Combination Agreement" shall have the meaning specified in the opening paragraph hereof.

         "Commission" shall mean the Securities and Exchange Commission.

         "DGCL" shall mean the General Corporation Law of the State of Delaware, as amended.

         "Dissenters" or "Dissenting Stockholders" shall have the meaning set forth in Section 4.3 hereof.

         "Effective Time" shall mean (a) when used in the context of the HWC Merger, the time and date of the issuance of a certificate of merger by the Texas Secretary of State with respect to the HWC Merger or such later date as is specified in such certificate of merger, (b) when used in the context of the Sooner Merger, the filing of a certificate of merger with the Delaware Secretary of State with respect to the Sooner Merger or such later date as is specified in such certificate of merger, (c) when used in the context of the PTI Arrangement, the "Effective Time" as defined in the PTI Plan of Arrangement and (d) when used in the context of the Mergers collectively, the latest time and date of the foregoing times and dates specified in clauses (a), (b) and (c).

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Final Order" shall mean the final order of the Alberta Court approving the PTI Arrangement, as such order may be amended by the Court at any time and from time to time prior to the Effective Time.

         "Governmental Authorities" shall mean the country, state, province, county, city and political subdivisions in which any property of OSI, HWC, Sooner or PTI, respectively, is located or which exercises jurisdiction over any such property or entity, and any agency, department, commission, board, bureau or instrumentality of any of them which exercises jurisdiction over any such property or entity.

         "Holders" shall have the meaning set forth in the Registration Rights Agreement.

         "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         "HWC Common Stock" shall mean the common stock, par value $.01 per share, of HWC.

         "HWC Disclosure Schedule" shall have the meaning set forth in Article VII.

         "HWC Merger" shall mean the merger of Merger Sub-HWC into HWC, as contemplated by Article III hereof.

         "HWC Non-Accredited Holders" shall mean Don Cobb, the Chad Parkhill Trust and the Shelly Parkhill Trust and any other holder of shares of HWC Common Stock or HWC Preferred Stock who indicates that such holder is a "non-accredited investor" in the Omnibus Consent, Waiver and Agreement of Shareholders of HWC executed by such holder, the form of which is attached hereto as Exhibit H, each of which is a holder of shares of HWC Common Stock or HWC Preferred Stock as of the date of this Combination Agreement.

         "HWC Option" shall have the meaning set forth in Section 2.10 hereof.

         "HWC Option Plan" shall mean the HWC Energy Services, Inc. 1997 Stock Option Plan.

         "HWC Preferred Stock" shall mean the preferred stock, par value $.01 per share, of HWC.

         "HWC Surviving Corporation" shall have the meaning set forth in Section
2.2 hereof.

         "Interim Order" shall have the meaning set forth in Section 4.1 hereof.

         "Merger Entities" shall mean HWC, Sooner and New PTI.

         "Merger Sub-HWC" shall mean Merger Sub-HWC, Inc., a Texas corporation and wholly-owned subsidiary of OSI.

         "Merger Sub-HWC Common Stock" shall mean the common stock, par value $.01 per share, of Merger Sub-HWC.

         "Merger Sub-Sooner" shall mean Merger Sub-Sooner, Inc., a Delaware corporation and wholly-owned subsidiary of OSI.

         "Merger Sub-Sooner Common Stock" shall mean the common stock, par value $.01 per share, of Merger Sub-Sooner.

         "Merger Subs" shall mean Merger Sub-HWC, Merger Sub-Sooner and PTI Amalco.

         "Mergers" shall mean the HWC Merger, the Sooner Merger and the PTI Arrangement.

         "New PTI" shall mean PTI Group, Inc., a corporation amalgamated under the ABCA pursuant to the PTI Amalgamation.

         "OSI Common Stock" shall mean the Class A common stock of OSI, par value $.01 per share (the name of which will be changed by amendment to "Common Stock").

         "OSI Disclosure Schedule" shall have the meaning set forth in Article
X.

         "OSI Initial Public Offering" shall mean the initial public offering of the OSI Common Stock contemplated by the OSI Registration Statement.

         "OSI Material Adverse Effect" shall mean a material adverse effect on the combined business, operations, prospects, properties (including intangible properties), assets, operating results or condition (financial or otherwise), liabilities or reserves of OSI, HWC, Sooner, PTI and their subsidiaries, taken as a whole; provided, however, that a general decline in the business or prospects of the oilfield services industry as a whole shall not be deemed to be an OSI Material Adverse Effect.

         "OSI Preferred Stock" shall mean the preferred stock of OSI, par value $.0001 per share.

         "OSI Registration Statement" shall mean the Registration Statement on Form S-1 relating to the OSI Common Stock to be filed with the Commission by OSI in accordance with Section 11.9.

         "OSI ULC" shall have the meaning set forth in Section 4.6 hereof.

         "Piggyback Registration" shall have the meaning set forth in the Registration Rights Agreement.

         "Preliminary OSI Registration Statement" shall mean the draft Registration Statement of OSI dated August 2, 2000, together with the Confidential Information Memorandum of even date therewith.

         "Proxy Statement" shall have the meaning set forth in Section 4.5 hereof.

         "PTI Amalco" shall have the meaning set forth in Section 4.6 hereof.

         "PTI Amalgamation" shall mean the amalgamation of PTI and PTI Amalco provided for in Section 2.1(f) of the PTI Plan of Arrangement.

         "PTI Arrangement" shall have the meaning set forth in Section 4.1 hereof.

         "PTI Articles of Arrangement" shall mean the articles of arrangement filed with the Registrar under the ABCA giving effect to the PTI Arrangement.

         "PTI Common Shares" shall mean the common shares in the capital of PTI.

         "PTI Disclosure Schedule" shall have the meaning set forth in Article VIII.

         "PTI Exchangeable Shares" shall have the meaning set forth in the PTI Plan of Arrangement.

         "PTI Holdco" shall have the meaning set forth in Section 4.6 hereof.

         "PTI Holdco Sub" shall have the meaning set forth in Section 4.6 hereof.

         "PTI Option" shall have the meaning set forth in Section 4.4 hereof.

         "PTI Plan of Arrangement" shall have the meaning set forth in Section
4.1 hereof.

         "PTI Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

         "PTI Shareholders Meeting" shall have the meaning set forth in Section
4.5 hereof.

         "Registrable Securities" shall have the meaning set forth in the Registration Rights Agreement.

         "Registration Rights Agreement" shall have the meaning set forth in
Article X hereof.

         "Registration Rights Holders" shall mean those holders of OSI Common Stock, HWC Common Stock and Sooner Common Stock who, as of the date hereof, have registration rights with respect to such shares owned by them.

         "Registration Rights Representatives" shall mean Douglas E. Swanson and Cindy B. Taylor, each of whom has been granted a power of attorney by certain or all of the Registration Rights Holders to execute the Registration Rights Agreement on behalf of such Registration Rights Holders.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Sooner Common Stock" shall mean the common stock, par value $.01 per share, of Sooner.

         "Sooner Disclosure Schedule" shall have the meaning set forth in
Article VI.

         "Sooner Merger" shall mean the merger of Merger Sub-Sooner into Sooner, as contemplated by Article III hereof.

         "Sooner Non-Accredited Holders" shall mean Joseph C. Ottaviani and any other holder of shares of Sooner Common Stock who indicates that such holder is a "non-accredited investor" in the Omnibus Consent, Waiver and Agreement of Stockholders of Sooner executed by such holder, the form of which is attached hereto as Exhibit I, each of which is a holder of shares of Sooner Common Stock as of the date of this Combination Agreement.

         "Sooner Option" shall have the meaning set forth in Section 3.9 hereof.

         "Sooner Option Plan" shall mean the Sooner Inc. 1998 Stock Option Plan.

         "Sooner Warrants" shall have the meaning set forth in Section 3.10 hereof.

         "Special Committee" shall mean a committee composed of one representative from the Boards of Directors of each of OSI, HWC, Sooner and PTI. The initial representatives designated by the Boards of Directors of OSI, HWC, Sooner and PTI, are Douglas E. Swanson, Gary Rosenthal, Andrew L. Waite and Robert J. MacLean, respectively. If a vacancy occurs on the Special Committee, the board of directors of the company with respect to which such vacancy relates shall have the right to appoint a replacement.

         "subsidiary" shall mean, when used with reference to any entity, any corporation or other entity a majority of the outstanding voting securities of which are owned directly or indirectly by such entity.

         "TBCA" shall mean the Business Corporation Act of the State of Texas, as amended.

                                   ARTICLE II

                                 THE HWC MERGER

         SECTION 2.1 PURCHASE OF HWC COMMON STOCK AND HWC PREFERRED STOCK BY
OSI.

               (a) Immediately prior to the Effective Time, OSI shall purchase from the HWC Non-Accredited Holders each share of HWC Common Stock held by such holders for an aggregate purchase price equal to (x) the initial public offering price of the OSI Common Stock in the OSI Initial Public Offering, less underwriters' discounts and commissions applicable to the OSI Initial Public Offering, multiplied by (y) that number of shares of OSI Common Stock into which such shares of HWC Common Stock would be convertible in accordance with the provisions of
         Section 2.8 hereof.

               (b) Immediately prior to the Effective Time, OSI shall purchase from the HWC Non-Accredited Holders each share of HWC Preferred Stock held by such holders for an aggregate purchase price equal to (x) the per share initial public offering price of the OSI Common Stock in the OSI Initial Public Offering, less underwriters' discounts and commissions applicable to the OSI Initial Public Offering, multiplied by (y) that number of shares of OSI Common Stock into which such shares of HWC Preferred Stock would have been convertible in accordance with the provisions of Section 2.9 hereof, plus the amount of accrued but unpaid dividends on such HWC Preferred Stock subsequent to June 30, 2000 (with dividends deemed to have accrued on a per diem basis).

         SECTION 2.2 MERGER OF MERGER SUB-HWC INTO HWC. At the Effective Time, Merger Sub-HWC shall merge with and into HWC and the separate existence of Merger Sub-HWC shall cease. HWC shall be the surviving corporation in the HWC Merger (hereinafter sometimes referred to as the "HWC Surviving Corporation") and its separate corporate existence, with all its purposes, objects, rights, privileges, powers and franchises, shall continue unaffected and unimpaired by the HWC Merger.

         SECTION 2.3 EFFECT OF THE MERGER. The HWC Merger shall have the effects provided for in the TBCA. The HWC Surviving Corporation shall be obligated for the payment of the fair value for the shares held by any shareholder of HWC who complies with the requirements of Article 5.12 of the TBCA.

         SECTION 2.4 ARTICLES OF INCORPORATION. From the Effective Time until duly amended, the Articles of Incorporation of the HWC Surviving Corporation shall be identical to the Articles of Incorporation, as amended or restated, of HWC immediately prior to the Effective Time.

         SECTION 2.5 BYLAWS. From the Effective Time until duly amended, the Bylaws of the HWC Surviving Corporation shall be identical to the Bylaws of HWC immediately prior to the Effective Time.

         SECTION 2.6 OFFICERS AND DIRECTORS. The duly elected officers and directors of HWC who hold office immediately prior to the Effective Time shall be the officers and directors of the HWC Surviving Corporation and shall thereafter continue to hold such positions until their successors have been duly elected.

         SECTION 2.7 MERGER SUB-HWC COMMON STOCK. Each share of Merger Sub-HWC Common Stock outstanding immediately prior to the Effective Time shall, by virtue of the HWC Merger and without any further action by the holder thereof, be converted into and become one share of the common stock, par value $.01 per share, of the HWC Surviving Corporation ("HWC Surviving Corporation Common Stock"). Each certificate which immediately prior to the Effective Time represented shares of Merger Sub-HWC Common Stock shall be deemed for all purposes to represent the number of shares of HWC Surviving Corporation Common Stock into which the shares of Merger Sub-HWC Common Stock represented by such certificate shall have been converted pursuant to this Section 2.7.

         SECTION 2.8 HWC COMMON STOCK.

               (a) Each share of HWC Common Stock outstanding immediately prior to the Effective Time, other than the shares of HWC Common Stock purchased by OSI pursuant to Section 2.1 hereof, shall by virtue of the HWC Merger and without any further action by the holder thereof cease to be outstanding and shall be cancelled and retired and cease to exist and, subject to the right of stockholders to dissent from the HWC Merger pursuant to the TBCA, shall be converted into 520.0575 shares of OSI Common Stock, and each certificate which immediately prior to the Effective Time represented outstanding shares of HWC Common Stock shall at and after the Effective Time be deemed for all purposes to represent that number of shares of OSI Common Stock into which such shares of HWC Common Stock are convertible pursuant to this Section 2.8(a).



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

               (b) All shares of HWC Common Stock which immediately prior to the Effective Time are held in the treasury of HWC or owned by OSI or by any subsidiaries of HWC shall at the Effective Time be cancelled and retired and cease to exist, without the payment of any consideration therefor or any conversion thereof into OSI Common Stock.

               (c) The number of shares of OSI Common Stock into which a share of HWC Common Stock is convertible in the HWC Merger shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend, merger, reorganization, recapitalization or other like changes with respect to OSI Common Stock or HWC Common Stock occurring after the date hereof and prior to the Effective Time.

         SECTION 2.9 HWC PREFERRED STOCK.

               (a) Each share of HWC Preferred Stock issued and outstanding immediately prior to the Effective Time, other than the shares of HWC Preferred Stock purchased by OSI pursuant to Section 2.1 hereof, shall by virtue of the HWC Merger and without any further action by the holder thereof cease to be outstanding and shall be cancelled and retired and cease to exist and, subject to the right of stockholders to dissent from the HWC Merger pursuant to the TBCA, shall be converted into the number of shares of OSI Common Stock to which the holder of such share would have been entitled had such share of HWC Preferred Stock, including accrued but unpaid dividends through and including June 30, 2000, been converted to HWC Common Stock immediately prior to the Effective Time, plus the right to receive cash in the amount of accrued but unpaid dividends and dividends deemed to have accrued for any partial quarterly period calculated on a per diem basis, in each case subsequent to June 30, 2000.

               (b) All shares of HWC Preferred Stock which immediately prior to the Effective Time are held in the treasury of HWC or owned by any subsidiaries of HWC shall at the Effective Time be cancelled and retired and cease to exist, without the payment of any consideration therefor or any conversion thereof into OSI Preferred Stock.

         SECTION 2.10 HWC STOCK OPTIONS. Each option outstanding under the HWC Option Plan immediately prior to the Effective Time (each, an "HWC Option") shall be assumed by OSI as of the Effective Time and automatically converted into an option to purchase the number of shares of OSI Common Stock equal to the exchange ratio reflected in Section 2.8, multiplied by the number of shares of HWC Common Stock that could have been obtained immediately prior to the Effective Time upon the exercise of each such option as if such options were fully vested at such time, at an exercise price per share equal to the aggregate exercise price for the shares of HWC Common Stock purchasable pursuant to such HWC Option immediately prior to its conversion divided by the aggregate number of shares of OSI Common Stock purchasable pursuant to such HWC Option immediately after its conversion.

         SECTION 2.11 OSI COMMON STOCK. All shares of OSI Common Stock issued and outstanding immediately prior to the Effective Time shall be unaffected by the HWC Merger.

         SECTION 2.12 ISSUANCE OF NEW CERTIFICATES. Each holder of a certificate or certificates representing shares of HWC Common Stock or HWC Preferred Stock immediately prior to the Effective Time may thereafter surrender such certificate or certificates and shall be entitled, upon such surrender, to receive in exchange therefor a certificate or certificates representing the number of shares of OSI Common Stock into which such shares of HWC Common Stock or HWC Preferred Stock shall have been converted in accordance with Sections 2.8 or 2.9 hereof. Until so surrendered, such certificate or certificates shall be deemed to evidence the ownership of such shares of OSI Common Stock. If any such certificate for OSI Common Stock is to be issued in a name other than that in which the surrendered certificate is registered, it shall be a condition of such exchange that the certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such exchange shall have paid any transfer and other taxes required by reason of such issuance of certificates of OSI Common Stock in a name other than that of the registered holder of the certificate surrendered, or shall have established to the satisfaction of OSI and its transfer agent that such tax has been paid or is not applicable.

         SECTION 2.13 HWC STOCK TRANSFER BOOKS. As of the Effective Time, the stock transfer books of HWC shall be deemed closed, and no transfer of shares of HWC Common Stock or HWC Preferred Stock that were outstanding immediately prior to the Effective Time shall thereafter be made or consummated.

         SECTION 2.14 CERTIFICATE LEGENDS. The certificates evidencing the OSI Common Stock delivered pursuant to Section 2.12 of this Combination Agreement shall bear a legend substantially in the form set forth below and containing such other information as OSI may deem necessary or appropriate:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS OR PURSUANT TO AN EXEMPTION THEREFROM WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

         SECTION 2.15 FRACTIONAL SHARES. No fractional shares of OSI Common Stock or scrip shall be issued as a result of the HWC Merger. Instead of any fractional share of OSI Common Stock which would otherwise be issuable as a result of the HWC Merger, OSI shall pay a cash adjustment in respect of such fractional interest in a per share amount equal to the initial public offering price of the OSI Common Stock.

                                   ARTICLE III

                                THE SOONER MERGER

         SECTION 3.1 PURCHASE OF SOONER COMMON STOCK BY OSI. Immediately prior to the Effective Time, OSI shall purchase from the Sooner Non-Accredited Holders each share of Sooner Common Stock held by such holders for a purchase price equal to (x) the per share initial public offering price of the OSI Common Stock in the OSI Initial Public Offering, less underwriters' discounts and commissions applicable to the OSI Initial Public Offering, multiplied by (y) that number of shares of OSI Common Stock into which such shares of Sooner Common Stock would be convertible in accordance with the provisions of Section 3.8 hereof.

         SECTION 3.2 MERGER OF MERGER SUB-SOONER INTO SOONER. At the Effective Time, Merger Sub-Sooner shall merge with and into Sooner and the separate existence of Merger Sub-Sooner shall cease. Sooner shall be the surviving corporation in the Sooner Merger (hereinafter sometimes referred to as the "Sooner Surviving Corporation") and its separate corporate existence, with all its purposes, objects, rights, privileges, powers and franchises, shall continue unaffected and unimpaired by the Sooner Merger.

         SECTION 3.3 EFFECT OF THE SOONER MERGER. The Sooner Merger shall have the effects provided for in the DGCL. The Sooner Surviving Corporation shall be obligated for the payment of the fair value for the shares held by any shareholder of Sooner or Merger Sub-Sooner who complies with the requirements of
Section 262 of the DGCL.

         SECTION 3.4 CERTIFICATE OF INCORPORATION. From the Effective Time until duly amended, the Certificate of Incorporation of the Sooner Surviving Corporation shall be identical to the Certificate of Incorporation, as amended or restated, of Sooner immediately prior to the Effective Time.

         SECTION 3.5 BYLAWS. From the Effective Time until duly amended, the Bylaws of the Sooner Surviving Corporation shall be identical to the Bylaws of Sooner immediately prior to the Effective Time.

         SECTION 3.6 OFFICERS AND DIRECTORS. The duly elected officers and directors of Sooner who hold office immediately prior to the Effective Time, shall be the officers and directors of the Sooner Surviving Corporation and shall thereafter continue to hold such positions until their successors have been duly elected.

         SECTION 3.7 MERGER SUB-SOONER COMMON STOCK. Each share of Merger Sub-Sooner Common Stock outstanding immediately prior to the Effective Time shall, by virtue of the Sooner Merger and without any further action by the holder thereof, be converted into and become one share of the common stock, par value $.01 per share, of the Sooner Surviving Corporation ("Sooner Surviving Corporation Common Stock"). Each certificate which immediately prior to the Effective Time represented shares of Merger Sub-Sooner Common Stock shall be deemed for all purposes to represent the number of shares of Sooner Surviving Corporation Common Stock into which the shares of Merger Sub-Sooner Common Stock represented by such certificate shall have been converted pursuant to this Section 3.7.

         SECTION 3.8 SOONER COMMON STOCK.

               (a) Each share of Sooner Common Stock outstanding immediately prior to the Effective Time, other than the shares of Sooner Common Stock purchased by OSI pursuant to Section 3.1 hereof, shall by virtue of the Sooner Merger and without any further action by the holder thereof cease to be outstanding and shall be cancelled and retired and cease to exist and, subject to the right of appraisal of stockholders pursuant to the DGCL, shall be converted into 529.4871 shares of OSI Common Stock, and each certificate which immediately prior to the Effective Time represented outstanding shares of Sooner Common Stock shall at and after the Effective Time be deemed for all purposes to represent that number of shares of OSI Common Stock.

               (b) All shares of Sooner Common Stock which immediately prior to the Effective Time are held in the treasury of Sooner or owned by OSI or by any subsidiaries of Sooner shall at the Effective Time be cancelled and retired and cease to exist, without the payment of any consideration therefor or any conversion thereof into OSI Common Stock.

               (c) The number of shares of OSI Common Stock into which a share of Sooner Common Stock is convertible in the Sooner Merger shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend, merger, reorganization, recapitalization or other like changes with respect to OSI Common Stock or Sooner Common Stock occurring after the date hereof and prior to the Effective Time.

         SECTION 3.9 SOONER STOCK OPTIONS. Each option outstanding under the Sooner Option Plan immediately prior to the Effective Time (each, a "Sooner Option") shall be assumed by OSI as of the Effective Time and automatically converted into an option to purchase the number of shares of OSI Common Stock equal to the exchange ratio reflected in Section 3.8, multiplied by the number of shares of Sooner Common Stock that could have been obtained immediately prior to the Effective Time upon the exercise of each such option as if such options were fully vested at such time, at an exercise price per share equal to the aggregate exercise price for the shares of Sooner Common Stock purchasable pursuant to such Sooner Option immediately prior to its conversion divided by the aggregate number of shares of OSI Common Stock purchasable pursuant to such Sooner Option immediately after its conversion.

         SECTION 3.10 SOONER WARRANTS. Each warrant to purchase shares of Sooner Common Stock ("Sooner Warrants") outstanding immediately prior to the Effective Time shall by virtue of the Sooner Merger and without any further action by the holder thereof cease to be outstanding and shall be cancelled and retired and cease to exist and shall be converted into 379.4871 shares of OSI Common Stock, and the holders of the Sooner Warrants shall be entitled to receive certificates representing the number of shares of OSI Common Stock into which the Sooner Warrants held by such holders shall have been converted in accordance with this
Section 3.10.

         SECTION 3.11 OSI COMMON STOCK. All shares of OSI Common Stock issued and outstanding immediately prior to the Effective Time shall be unaffected by the Sooner Merger.

         SECTION 3.12 ISSUANCE OF NEW CERTIFICATES. Each holder of a certificate or certificates representing shares of Sooner Common Stock immediately prior to the Effective Time may thereafter surrender such certificate or certificates and shall be entitled, upon such surrender, to receive in exchange therefor a certificate or certificates representing the number of shares of OSI Common Stock into which such shares of Sooner Common Stock shall have been converted in accordance with Section 3.8 hereof. Until so surrendered, such certificate or certificates shall be deemed to evidence the ownership of such shares of OSI Common Stock. If any such certificate for OSI Common Stock is to be issued in the name other than that in which the surrendered certificate is registered, it shall be a condition of such exchange that the certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such exchange shall have paid any transfer and other taxes required by reason of such issuance of certificates of OSI Common Stock in a name other than that of the registered holder of the certificate surrendered, or shall have established to the satisfaction of OSI and its transfer agent that such tax has been paid or is not applicable.

         SECTION 3.13 SOONER STOCK TRANSFER BOOKS. As of the Effective Time, the stock transfer books of Sooner shall be deemed closed, and no transfer of shares of Sooner Common Stock that were outstanding immediately prior to the Effective Time shall thereafter be made or consummated.

         SECTION 3.14 CERTIFICATE LEGENDS. The certificates evidencing the OSI Common Stock delivered pursuant to Section 3.12 of this Combination Agreement will bear a legend substantially in the form set forth below and containing such other information as OSI may deem necessary or appropriate:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS OR PURSUANT TO AN EXEMPTION THEREFROM WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

         SECTION 3.15 FRACTIONAL SHARES. No fractional shares of OSI Common Stock or scrip shall be issued as a result of the Sooner Merger. Instead of any fractional share of OSI Common Stock which would otherwise be issuable as a result of the Sooner Merger, OSI shall pay a cash adjustment in respect of such fractional interest in a per share amount equal to the initial public offering price of the OSI Common Stock.

                                   ARTICLE IV

                               THE PTI ARRANGEMENT

         SECTION 4.1 PLAN OF ARRANGEMENT.

         As promptly as practicable after the date hereof, PTI, on a joint basis with PTI Holdco and PTI Amalco, will apply to the Alberta Court pursuant to
Section 186 of ABCA for an interim order in form and substance reasonably satisfactory to OSI (the "Interim Order") providing for, among other things, the calling and holding of the PTI Shareholders Meeting for the purpose of considering and, if deemed advisable, approving the arrangement (the "PTI Arrangement") under Section 186 of the ABCA and pursuant to this Combination Agreement and the PTI Plan of Arrangement substantially in the form of Exhibit A attached hereto (the "PTI Plan of Arrangement"). If the PTI securityholders approve the PTI Arrangement, PTI, on a joint basis with PTI Holdco and PTI Amalco, will take the necessary steps to submit the PTI Arrangement to the Alberta Court and apply for a final order of the Alberta Court approving the PTI Arrangement in such fashion as the Alberta Court may direct (the "Final Order"). On the Closing Date, the PTI Articles of Arrangement shall be filed with the Registrar under the ABCA. At the Effective Time, the PTI Arrangement and the other transactions set out in clauses (a) through (s), inclusive, of Section 2.1 of the PTI Plan of Arrangement shall occur and shall be deemed to occur in the order set out therein without any further act or formality.

         SECTION 4.2 ADJUSTMENTS TO EXCHANGE RATIO.

         The PTI Exchange Ratio (as defined in the PTI Plan of Arrangement) shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into OSI Common Stock or PTI Common Shares), merger, reorganization, recapitalization or other like change with respect to OSI Common Stock or PTI Common Shares occurring after the date hereof and prior to the Effective Time.

         SECTION 4.3 DISSENTING SHARES.

         Holders of PTI Common Shares may exercise rights of dissent with respect to such shares in connection with the PTI Arrangement pursuant to and in the manner set forth in Section 184 of the ABCA and Section 3.1 of the PTI Plan of Arrangement to the extent such holders have not previously waived their rights of dissent (such holders referred to as "Dissenters" or as "Dissenting Shareholders" when referring exclusively to holders of PTI Common Shares). PTI shall give OSI (i) prompt notice of any written objection to the resolution approving the PTI Arrangement and any written demands of a right of dissent, withdrawals of such objections or demands, and any other instruments served pursuant to the ABCA and received by PTI in respect of the exercise or purported exercise of rights of dissent and (ii) the opportunity to participate in all negotiations and proceedings with respect to such rights. Without the prior written consent of OSI, except as required by applicable law, PTI shall not make any payment with respect to any such rights or offer to settle or settle any such rights.

         SECTION 4.4 OTHER EFFECTS OF THE ARRANGEMENT.

         At the Effective Time: (a) each PTI Common Share and each option to acquire PTI Common Shares ("PTI Option") outstanding immediately prior to the Effective Time will be exchanged as provided in the PTI Plan of Arrangement; and
(b) the PTI Arrangement will, from and after the Effective Time, have all of the effects provided by applicable law, including the ABCA.

         SECTION 4.5 PROXY STATEMENT.

         (a) As soon as practicable following the issuance of the Interim Order, PTI shall mail to the holders of PTI Common Shares and PTI Options a management information circular of PTI (the "Proxy Statement") with respect to the meeting of holders of PTI Common Shares and PTI Options relating to the PTI Arrangement and the approval of certain matters in connection therewith (the "PTI Shareholders Meeting").

         (b) Each party shall promptly furnish to the other parties all information concerning such party and its securityholders as may be reasonably required in connection with any action contemplated by this Section 4.5 and shall otherwise cooperate in the preparation of the Proxy Statement. The Proxy Statement shall comply in all material respects with all applicable requirements of law.

         (c) OSI and PTI shall take any action required to be taken under any applicable provincial securities laws in connection with the issuance of the PTI Exchangeable Shares and the OSI Common Stock and with the PTI Arrangement and shall use their reasonable best efforts to cause the issuance of the PTI Exchangeable Shares to comply with the requirements of Regulation S promulgated under the Securities Act and otherwise to be effected in a manner exempt from registration under the Securities Act and from the prospectus requirements of applicable Canadian securities laws; provided, however, that with respect to Canadian provincial qualifications, neither OSI nor PTI shall be required to register or qualify as a foreign corporation or reporting issuer where any such entity is not now so registered or qualified or consent to service of legal process in any jurisdiction, except as to matters and transactions arising solely from the issuance of the OSI Common Stock or the issuance of the PTI Exchangeable Shares.

         SECTION 4.6 OSI ULC, PTI HOLDCO, PTI AMALCO, PTI HOLDCO SUB.

         (a) On or prior to the Closing Date, OSI shall incorporate or cause to be incorporated a new unlimited liability corporation wholly owned by OSI under the Companies Act Nova Scotia ("OSI ULC").

         (b) On or prior to the Closing Date, OSI shall incorporate or cause to be incorporated a new corporation wholly owned by OSI ULC under the ABCA ("PTI Holdco") and shall provide in its articles of incorporation for a class of common voting shares, unlimited in number.

         (c) On or prior to the Closing Date, OSI shall incorporate or cause to be incorporated a new corporation wholly owned by PTI Holdco under the ABCA ("PTI Amalco") and shall provide for the following in its articles of incorporation:

               (i) a class of common voting shares unlimited in number and designated as Class A;

               (ii) a class of common voting shares unlimited in number and designated as Class B;

               (iii) a class of common voting shares unlimited in number and designated as Class C; and

               (iv) a class of common voting shares unlimited in number and designated as Class D,

               each class having the same rights, privileges and restrictions and conditions attached thereto.

         (d) On or prior to the Closing Date, OSI shall incorporate or cause to be incorporated a new corporation wholly owned by PTI Holdco under the ABCA ("PTI Holdco Sub").

         (e) OSI shall cause OSI ULC, PTI Holdco, PTI Amalco and PTI Holdco Sub to complete the transactions contemplated in this Article IV and in the PTI Plan of Arrangement.

         SECTION 4.7 SUPPORT AGREEMENT. At or prior to the Effective Time OSI and PTI Holdco will enter into a Support Agreement in the form and containing the terms and conditions set forth in Exhibit C attached hereto.

         SECTION 4.8 VOTING AND EXCHANGE TRUST AGREEMENT. At or prior to the Effective Time OSI and PTI Holdco will enter into a Voting and Exchange Trust Agreement in the form and containing the terms and conditions set forth in Exhibit D attached hereto.

         SECTION 4.9 CERTIFICATE LEGENDS. The certificates evidencing the PTI Exchangeable Shares delivered pursuant to the PTI Arrangement shall bear a legend, substantially in the form set forth below and containing such other information as OSI or PTI Holdco may deem necessary or appropriate:

          Legend for PTI Exchangeable Shares issued to Canadian Persons

         ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS STRICTLY PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), PURSUANT TO REGISTRATION UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. THE HOLDER OF THIS CERTIFICATE MAY NOT ENGAGE IN ANY HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY EXCEPT IN COMPLIANCE WITH THE ACT.

            Legend for PTI Exchangeable Shares issued to U.S. Persons

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS OR PURSUANT TO AN EXEMPTION THEREFROM, WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

                                    ARTICLE V

                                     CLOSING

         SECTION 5.1 TIME AND PLACE. The closing of the transactions contemplated hereby (the "Closing") shall be held at the offices of Vinson & Elkins L.L.P., 1001 Fannin, Houston, Texas 77002 at 10:00 a.m., Houston time, immediately following the satisfaction or waiver of the conditions contained in
Article XII or at such other place or time as the parties hereto may mutually agree. The date of the Closing is referred to herein as the "Closing Date."

         SECTION 5.2 DELIVERIES AT CLOSING. Subject to the provisions of Article XII hereof, at the Closing there shall be delivered the opinions, certificates and other documents required to be delivered pursuant to Article XII hereof.

                                   ARTICLE VI

                      REPRESENTATIONS AND WARRANTIES OF HWC

         HWC represents and warrants to OSI, Sooner and PTI that the statements contained in this Article VI are correct and complete as of the date of this Combination Agreement, except as set forth in the disclosure schedule delivered by HWC to OSI, Sooner and PTI on the date hereof (the "HWC Disclosure Schedule").

         SECTION 6.1 ORGANIZATION; QUALIFICATION. HWC is a corporation duly organized under the TBCA and is validly existing and in good standing under the laws of the State of Texas. HWC has all requisite corporate power and authority to own, operate or lease its properties and to carry on its business as now being conducted. HWC is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties owned, operated or leased, or the nature of its activities, makes such qualifications necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, prospects, properties, assets, operating results or condition (financial or otherwise) of HWC and its subsidiaries, taken as a whole.

         SECTION 6.2 SUBSIDIARIES. Each subsidiary of HWC is a corporation duly organized under the jurisdiction of its incorporation and is validly existing and in good standing under the laws of such jurisdiction. Each subsidiary of HWC has all requisite corporate power and authority to own, operate or lease its properties and to carry on its business as now being conducted. Each subsidiary of HWC is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties owned, operated or leased, or the nature of its activities, makes such qualifications necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, prospects, properties, assets, operating results or condition (financial or otherwise) of HWC and its subsidiaries, taken as a whole. Except as set forth in Section 6.2 of the HWC Disclosure Schedule, all of the issued and outstanding shares of capital stock of each subsidiary of HWC are owned (directly or indirectly) by HWC, free and clear of all liens, pledges, charges, security interests or other encumbrances ("Lien").

         SECTION 6.3 CAPITALIZATION. The authorized capital stock of HWC consists of 100,000 shares of HWC Common Stock, of which 33,568 shares are issued and outstanding, and 100,000 shares of HWC Preferred Stock, of which 4,862 shares are issued and outstanding. The issued and outstanding shares of HWC Common Stock and HWC Preferred Stock are owned of record by the persons and in the amounts set forth in Section 6.3 of the HWC Disclosure Schedule. All of the outstanding shares of HWC Common Stock and HWC Preferred Stock and all of the outstanding shares of the capital stock of each subsidiary of HWC are duly authorized, validly issued, fully paid, nonassessable, and were not issued in violation of the preemptive rights of any person. Except as set forth in Section
6.3 of the HWC Disclosure Schedule, as of the date hereof, there are no outstanding subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or variants, including any right of conversion or exchange under any outstanding security, instrument or other agreement obligating HWC or any subsidiary of HWC to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of HWC or any subsidiary of HWC or obligating HWC or any subsidiary of HWC to grant, extend or enter into any such agreement or commitment.

         SECTION 6.4 AUTHORITY, AUTHORIZATION AND ENFORCEABILITY. HWC has all requisite corporate power and authority to execute and deliver this Combination Agreement and each instrument required hereby to be executed and delivered by it at the Closing, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by HWC of this Combination Agreement and each instrument required hereby to be executed and delivered by it at the Closing and the performance of its obligations hereunder and thereunder have been duly and validly authorized by the board of directors of HWC, and no other corporate proceedings of HWC, other than the approval of the shareholders of HWC contemplated by Section 12.1(n) hereof, are necessary to authorize the execution and delivery of this Combination Agreement or the consummation of the transactions contemplated hereby. This Combination Agreement and each instrument required hereby have been duly executed and delivered by HWC and (assuming due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto) constitute the valid and legally binding obligations of HWC, enforceable against HWC in accordance with their terms, except that (A) such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other laws, decisions or equitable principles now or hereafter in effect relating to or affecting the enforcement of creditors' rights or debtors' obligations generally, and to general equity principles, and
(B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         SECTION 6.5 FINANCIAL STATEMENTS.

               (a) The financial statements of HWC (including the related notes) appearing in the Preliminary OSI Registration Statement have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the consolidated financial position of HWC and its subsidiaries as of the respective dates thereof and the consolidated results of operations and changes in financial position of HWC and its subsidiaries for the periods indicated.

               (b) Except as reflected or reserved against in the financial statements referred to in (a) above, or in the HWC Disclosure Schedule, neither HWC nor any of its subsidiaries has any liabilities of any nature (whether accrued, absolute, contingent or otherwise) which in the aggregate could reasonably be expected to have an OSI Material Adverse Effect. Since March 31, 2000, neither HWC nor any of its subsidiaries has incurred any liabilities material to HWC and its subsidiaries, taken as a whole, except liabilities incurred in the ordinary course of business and consistent with past practice. Since March 31, 2000, there has been no material adverse change in the business, operations, prospects, properties, assets, operating results or condition (financial or otherwise) or liabilities of HWC and its subsidiaries, taken as a whole.

         SECTION 6.6 NO VIOLATION. Assuming effectuation of all filings and registrations with, termination or expiration of any applicable waiting periods imposed by, and receipt of all permits and orders of Governmental Authorities required in connection with the consummation of the transactions contemplated by this Combination Agreement, and the receipt of all approvals or consents required to be obtained from third parties disclosed in Section 6.6 of the HWC Disclosure Schedule, neither the execution and delivery by HWC of this Combination Agreement or any instrument required hereby to be executed and delivered by it at the Closing nor the performance by HWC of its obligations hereunder or thereunder will (i) violate or breach the terms of or cause a default under, or result in the termination of, or accelerate the performance required by, or result in a right of termination, cancellation or acceleration of any obligation under, or result in the creation of any Lien upon any of the properties or assets of HWC or any of its subsidiaries under (A) any law, regulation or order of any Governmental Authority applicable to HWC or any of its subsidiaries, (B) HWC's or any of its subsidiary's organizational documents, including its articles of incorporation and bylaws, each as amended or restated, or (C) any contract, agreement or other instrument or obligation to which HWC or any of its subsidiaries is a party or by which it or any of its properties or assets is bound, or (ii) with the passage of time, the giving of notice or the taking of any action by a third party, have any of the effects set forth in clause (i) of this Section 6.6, except in any such case for any matters described in this Section 6.6 that would not have an OSI Material Adverse Effect.

         SECTION 6.7 ACCURACY OF INFORMATION. None of the information included in the Preliminary OSI Registration Statement concerning the business, operations, financial results or condition, assets or liabilities of HWC and its subsidiaries is false or misleading with respect to any material fact, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading.

         SECTION 6.8 FAIRNESS OPINION. HWC has received the written opinion of Houlihan Lokey Howard & Zuken Financial Advisors, Inc. that the percentage of shares of OSI Common Stock to be held by the stockholders of each of HWC, OSI, PTI and Sooner as a result of the consummation of the transactions contemplated by this Combination Agreement is fair to the stockholders of each of HWC, OSI, PTI and Sooner from a financial point of view.

                                   ARTICLE VII

                    REPRESENTATIONS AND WARRANTIES OF SOONER

         Sooner represents and warrants to OSI, HWC and PTI that the statements contained in this Article VII are correct and complete as of the date of this Combination Agreement, except as set forth in the disclosure schedule delivered by Sooner to OSI, HWC and PTI on the date hereof (the "Sooner Disclosure Schedule").

         SECTION 7.1 ORGANIZATION; QUALIFICATION. Sooner is a corporation duly organized under the DGCL and is validly existing and in good standing under the laws of the State of Delaware. Sooner has all requisite corporate power and authority to own, operate or lease its properties and to carry on its business as now being conducted. Sooner is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties owned, operated or leased, or the nature of its activities, makes such qualifications necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, prospects, properties, assets, operating results or condition (financial or otherwise) of Sooner and its subsidiaries, taken as a whole.

         SECTION 7.2 SUBSIDIARIES. Each subsidiary of Sooner is a corporation duly organized under the jurisdiction of its incorporation and is validly existing and in good standing under the laws of such jurisdiction. Each subsidiary of Sooner has all requisite corporate power and authority to own, operate or lease its properties and to carry on its business as now being conducted. Each subsidiary of Sooner is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties owned, operated or leased, or the nature of its activities, makes such qualifications necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, prospects, properties, assets, operating results or condition (financial or otherwise) of Sooner and its subsidiaries, taken as a whole. All of the issued and outstanding shares of capital stock of each subsidiary of Sooner are owned (directly or indirectly) by Sooner, free and clear of all Liens.

         SECTION 7.3 CAPITALIZATION. The authorized capital stock of Sooner consists of 100,000 shares of Sooner Common Stock, of which 26,178 shares are issued and outstanding. The issued and outstanding shares of Sooner Common Stock are owned of record by the persons and in the amounts set forth in Section 7.3 of the Sooner Disclosure Schedule. All of the outstanding shares of Sooner Common Stock and all of the outstanding shares of the capital stock of each subsidiary of Sooner are duly authorized, validly issued, fully paid, nonassessable and were not issued in violation of the preemptive rights of any person. Except as set forth in Section 7.3 of the Sooner Disclosure Schedule, as of the date hereof, there are no outstanding subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or variants, including any right of conversion or exchange under any outstanding security, instrument or other agreement obligating Sooner or any subsidiary of Sooner to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of Sooner or any subsidiary of Sooner or obligating Sooner or any subsidiary of Sooner to grant, extend or enter into any such agreement or commitment.

         SECTION 7.4 AUTHORITY, AUTHORIZATION AND ENFORCEABILITY. Sooner has all requisite corporate power and authority to execute and deliver this Combination Agreement and each instrument required hereby to be executed and delivered by it at the Closing, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Sooner of this Combination Agreement and each instrument required hereby to be executed and delivered by it at the Closing and the performance of its obligations hereunder and thereunder have been duly and validly authorized by the board of directors of Sooner, and no other corporate proceedings of Sooner, other than the approval of the stockholders of Sooner contemplated by
Section 12.1(o) hereof are necessary to authorize the execution and delivery of this Combination Agreement or the consummation of the transactions contemplated hereby. This Combination Agreement and each instrument required hereby have been duly executed and delivered by Sooner and (assuming due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto) constitute the valid and legally binding obligations of Sooner, enforceable against Sooner in accordance with their terms, except that (A) such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other laws, decisions or equitable principles now or hereafter in effect relating to or affecting the enforcement of creditors' rights or debtors' obligations generally, and to general equity principles, and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         SECTION 7.5 FINANCIAL STATEMENTS.

               (a) The financial statements of Sooner (including the related notes) and its predecessor Sooner Pipe & Supply Corporation appearing in the Preliminary OSI Registration Statement have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the consolidated financial position of Sooner and Sooner Pipe & Supply Corporation and their subsidiaries, as applicable, as of the respective dates thereof and the consolidated results of operations and changes in financial position of Sooner and Sooner Pipe & Supply Corporation and their subsidiaries, as applicable, over the periods indicated.

               (b) Except as reflected or reserved against in the financial statements referred to in (a) above, or in the Sooner Disclosure Schedule, neither Sooner nor any of its subsidiaries have any liabilities of any nature (whether accrued, absolute, contingent or otherwise) which in the aggregate could reasonably be expected to have an OSI Material Adverse Effect. Since March 31, 2000, neither Sooner nor any of its subsidiaries has incurred any liabilities material to Sooner except liabilities incurred in the ordinary course of business and consistent with past practice. Since March 31, 2000, there has been no material adverse change in the business, operations, prospects, properties, assets, operating results or condition (financial or otherwise) or liabilities of Sooner and its subsidiaries, taken as a whole.

         SECTION 7.6 NO VIOLATION. Assuming effectuation of all filings and registrations with, termination or expiration of any applicable waiting periods imposed by, and receipt of all permits and orders of Governmental Authorities required in connection with the consummation of the transactions contemplated by this Combination Agreement, and the receipt of all approvals or consents required to be obtained from third parties disclosed in Section 7.6 of the Sooner Disclosure Schedule, neither the execution and delivery by Sooner of this Combination Agreement or any instrument required hereby to be executed and delivered by it at the Closing nor the performance by Sooner of its obligations hereunder or thereunder will (i) violate or breach the terms of or cause a default under, or result in the termination of, or accelerate the performance required by, or result in a right of termination, cancellation or acceleration of any obligation under, or result in the creation of any Lien upon any of the properties or assets of Sooner or any of its subsidiaries under (A) any law, regulation or order of any Governmental Authority applicable to Sooner or any of its subsidiaries, (B) Sooner's or any of its subsidiary's organizational documents, including its articles of incorporation and bylaws, each as amended or restated, or (C) any contract, agreement or other instrument or obligation to which Sooner or any of its subsidiaries is a party or by which it or any of its properties or assets is bound, or (ii) with the passage of time, the giving of notice or the taking of any action by a third party, have any of the effects set forth in clause (i) of this Section 7.6, except in any such case for any matters described in this Section 7.6 that would not have an OSI Material Adverse Effect.

         SECTION 7.7 ACCURACY OF INFORMATION. None of the information included in the Preliminary OSI Registration Statement concerning the business, operations, financial results or condition, assets or liabilities of Sooner and its subsidiaries is false or misleading with respect to any material fact, contains any untrue statement of any material fact or omits to state a material fact necessary in order to make the statements therein not misleading.

         SECTION 7.8 FAIRNESS OPINION. Sooner has received the written opinion of Houlihan Lokey Howard & Zuken Financial Advisors, Inc. that the percentage of shares of OSI Common Stock to be held by the stockholders of each of HWC, OSI, PTI and Sooner as a result of the consummation of the transactions contemplated by this Combination Agreement is fair to the stockholders of each of HWC, OSI, PTI and Sooner from a financial point of view.

                                  ARTICLE VIII

                      REPRESENTATIONS AND WARRANTIES OF PTI

         PTI represents and warrants to OSI, HWC and Sooner that the statements contained in this Article VIII are correct and complete as of the date of this Combination Agreement, except as set forth in the disclosure schedule delivered by PTI to OSI, HWC and Sooner on the date hereof (the "PTI Disclosure Schedule").

         SECTION 8.1 ORGANIZATION; QUALIFICATION. PTI is a corporation duly organized under the ABCA and is validly existing and in good standing under the laws of the Province of Alberta. PTI has all requisite corporate power and authority to own, operate or lease its properties and to carry on its business as now being conducted. PTI is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties owned, operated or leased, or the nature of its activities, makes any such qualification necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, prospects, properties, assets, operating results or condition (financial or otherwise) of PTI and its subsidiaries, taken as a whole.

         SECTION 8.2 SUBSIDIARIES. Each subsidiary of PTI is a corporation duly organized under the jurisdiction of its incorporation and is validly existing and in good standing under the laws of such jurisdiction. Each subsidiary of PTI has all requisite corporate power and authority to own, operate or lease its properties and to carry on its business as now being conducted. Each subsidiary of PTI is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties owned, operated or leased, or the nature of its activities, makes such qualifications necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, prospects, properties, assets, operating results or condition (financial or otherwise) of PTI and its subsidiaries, taken as a whole. Except as set forth in Section 8.2 of the PTI Disclosure Schedule, all of the issued and outstanding shares in the capital of each subsidiary of PTI are owned (directly or indirectly) by PTI, free and clear of all Liens.

         SECTION 8.3 CAPITALIZATION. The authorized share capital of PTI consists of an unlimited number of common shares, of which 7,798,900 shares are issued and outstanding. The issued and outstanding PTI Common Shares are owned of record by the persons and in the amounts set forth in Section 8.3 of the PTI Disclosure Schedule. Except for Peter McEwen, William Nungesser and SCF-III, L.P., all of the holders of record of issued and outstanding PTI Common Shares are domiciled outside of the United States, and, to the best of PTI's knowledge, none of such holders of PTI Common Shares are United States persons. All of the outstanding PTI Common Shares and all of the outstanding shares in the capital of each subsidiary of PTI are duly authorized, validly issued, fully paid, nonassessable and were not issued in violation of the preemptive rights of any person. Except as set forth in Section 8.3 of the PTI Disclosure Schedule, as of the date hereof, there are no outstanding subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or variants, including any right of conversion or exchange under any outstanding security, instrument or other agreement obligating PTI or any subsidiary of PTI to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the share capital of PTI or any subsidiary of PTI or obligating PTI or any subsidiary of PTI to grant, extend or enter into any such agreement or commitment.

         SECTION 8.4 AUTHORITY, AUTHORIZATION AND ENFORCEABILITY. PTI has all requisite corporate power and authority to execute and deliver this Combination Agreement and each instrument required hereby to be executed and delivered by it at the Closing, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by PTI of this Combination Agreement and each instrument required hereby to be executed and delivered by it at the Closing and the performance of its obligations hereunder and thereunder have been duly and validly authorized by the board of directors and, subject to the affirmative vote of the holders of at least two-thirds of the outstanding PTI Common Shares in favor of the PTI Arrangement and the issuance of the Interim Order and the Final Order, no other corporate proceedings of PTI, other than the approvals of the shareholders of PTI contemplated by Section 12.1(j), Section 12.1(p) and Section 12.1(q) hereof, are necessary to authorize the execution and delivery of this Combination Agreement or the consummation of the transactions contemplated hereby. This Combination Agreement and each instrument required hereby have been duly executed and delivered by PTI and (assuming due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto) constitute the valid and legally binding obligations of PTI, enforceable against PTI in accordance with their terms, except that (A) such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other laws, decisions or equitable principles now or hereafter in effect relating to or affecting the enforcement of creditors' rights or debtors' obligations generally, and to general equity principles, and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         SECTION 8.5 FINANCIAL STATEMENTS.

               (a) The financial statements of PTI (including the related notes) appearing in the Preliminary OSI Registration Statement have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis and fairly present the consolidated financial position of PTI and its subsidiaries as of the respective dates thereof and the consolidated results of operations and changes in financial position of PTI and its subsidiaries over the periods indicated.

               (b) Except as reflected or reserved against in the financial statements referred to in (a) above, or in the PTI Disclosure Schedule, neither PTI nor any of its subsidiaries has any liabilities of any nature (whether accrued, absolute, contingent or otherwise) which in the aggregate could reasonably be expected to have an OSI Material Adverse Effect. Since March 31, 2000, neither PTI nor any of its subsidiaries has incurred any liabilities material to PTI except liabilities incurred in the ordinary course of business and consistent with past practice. Since March 31, 2000, there has been no material adverse change in the business, operations, prospects, properties, assets, operating results or condition (financial or otherwise) or liabilities of PTI and its subsidiaries, taken as a whole.

         SECTION 8.6 NO VIOLATION. Assuming effectuation of all filings and registrations with, termination or expiration of any applicable waiting periods imposed by, and receipt of all permits and orders of Governmental Authorities required in connection with the consummation of the transactions contemplated by this Combination Agreement, and the receipt of all approvals or consents required to be obtained from third parties disclosed in Section 8.6 of the PTI Disclosure Schedule, neither the execution and delivery by PTI of this Combination Agreement or any instrument required hereby to be executed and delivered by it at the Closing nor the performance by PTI of its obligations hereunder or thereunder will (i) violate or breach the terms of or cause a default under, or result in the termination of, or accelerate the performance required by, or result in a right of termination, cancellation or acceleration of any obligation under, or result in the creation of any Lien upon any of the properties or assets of PTI or any of its subsidiaries under (A) any law, regulation or order of any Governmental Authority applicable to PTI or any of its subsidiaries, (B) PTI's or any of its subsidiary's organizational documents, including its articles of amalgamation and bylaws, each as amended or restated, or (C) any contract, agreement or other instrument or obligation to which PTI is a party or by which it or any of its properties or assets is bound, or (ii) with the passage of time, the giving of notice or the taking of any action by a third party, have any of the effects set forth in clause (i) of this Section 8.6, except in any such case for any matters described in this Section 8.6 that would not have an OSI Material Adverse Effect.

         SECTION 8.7 ACCURACY OF INFORMATION. None of the information included in the Preliminary OSI Registration Statement concerning the business, operations, financial condition, assets or liabilities of PTI and its subsidiaries is false or misleading with respect to any material fact, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading.

         SECTION 8.8 FAIRNESS OPINION. PTI has received the written opinion of Houlihan Lokey Howard & Zuken Financial Advisors, Inc. that the percentage of shares of OSI Common Stock to be held by the stockholders of each of HWC, OSI, PTI and Sooner as a result of the consummation of the transactions contemplated by this Combination Agreement is fair to the stockholders of each of HWC, OSI, PTI and Sooner from a financial point of view.

                                   ARTICLE IX

                      REPRESENTATIONS AND WARRANTIES OF OSI

         OSI represents and warrants to HWC, Sooner and PTI that the statements contained in this Article IX are correct and complete as of the date of this Combination Agreement, except as set forth in the disclosure schedule delivered by OSI to HWC, Sooner and PTI on the date hereof (the "OSI Disclosure Schedule").

         SECTION 9.1 ORGANIZATION; QUALIFICATION. OSI is a corporation duly organized under the DGCL and is validly existing and in good standing under the laws of the State of Delaware. OSI has all requisite corporate power and authority to own, operate or lease its properties and to carry on its business as now being conducted. OSI is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties owned, operated or leased, or the nature of its activities, makes such qualifications necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, prospects, properties, assets, operating results or condition (financial or otherwise) of OSI and its subsidiaries, taken as a whole.

         SECTION 9.2 SUBSIDIARIES. Each subsidiary of OSI is a corporation duly organized under the jurisdiction of its incorporation and is validly existing and in good standing under the laws of such jurisdiction. Each subsidiary of OSI has all requisite corporate power and authority to own, operate or lease its properties and to carry on its business as now being conducted. Each subsidiary of OSI is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties owned, operated or leased, or the nature of its activities, makes such qualifications necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, prospects, properties, assets, operating results or condition (financial or otherwise) of OSI and its subsidiaries, taken as a whole. Except as set forth in Section 9.2 of the OSI Disclosure Schedule, all of the issued and outstanding shares of capital stock of each subsidiary of OSI are owned (directly or indirectly) by OSI, free and clear of all Liens.

         SECTION 9.3 CAPITALIZATION. The authorized capital stock of OSI consists of 30,000,000 shares of OSI Common Stock, of which 27,154,672 shares are issued and outstanding, 1,150,000 shares of Class B common stock, par value $.01 per share, of which there are no shares issued and outstanding and 16,250 shares of OSI Preferred Stock, of which 16,250 shares are issued and outstanding. The issued and outstanding shares of OSI Common Stock and OSI Preferred Stock are owned of record by the persons and in the amounts set forth in Section 9.3 of the OSI Disclosure Schedule. All of the outstanding shares of OSI Common Stock and OSI Preferred Stock and all of the outstanding shares of the capital stock of each subsidiary of OSI are duly authorized, validly issued, fully paid, nonassessable, and were not issued in violation of the preemptive rights of any person. Except as set forth in Section 9.3 of the OSI Disclosure Schedule, as of the date hereof, there are no outstanding subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement obligating OSI or any subsidiary of OSI to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of OSI or any subsidiary of OSI or obligating OSI or any subsidiary of OSI to grant, extend or enter into any such agreement or commitment.

         SECTION 9.4 AUTHORITY, AUTHORIZATION AND ENFORCEABILITY. OSI has all requisite corporate power and authority to execute and deliver this Combination Agreement and each instrument required hereby to be executed and delivered by it at the Closing, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by OSI of this Combination Agreement and each instrument required hereby to be executed and delivered by it at the Closing and the performance of its obligations hereunder and thereunder have been duly and validly authorized by the board of directors of OSI, and no other corporate proceedings of OSI, other than the approval of the stockholders of OSI contemplated by Section 12.1(r) hereof, are necessary to authorize the execution and delivery of this Combination Agreement or the consummation of the transactions contemplated hereby. This

Combination Agreement and each instrument required hereby have been duly executed and delivered by OSI and (assuming due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto) constitute the valid and legally binding obligations of OSI, enforceable against OSI in accordance with their terms, except that (A) such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other laws, decisions or equitable principles now or hereafter in effect relating to or affecting the enforcement of creditors' rights or debtors' obligations generally, and to general equity principles, and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         SECTION 9.5 FINANCIAL STATEMENTS.

               (a) The historical financial statements of OSI (including the related notes) appearing in the Preliminary OSI Registration Statement have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the consolidated financial position of OSI and its subsidiaries as of the respective dates thereof and the consolidated results of operations and changes in financial position of OSI and its subsidiaries over the periods indicated, except that the unaudited interim financial statements are subject to normal and recurring year-end adjustments which are not expected to be material in amount.

               (b) Except as reflected or reserved against in the financial statements referred to in (a) above, or in the OSI Disclosure Schedule, neither OSI nor any of its subsidiaries has any liabilities of any nature (whether accrued, absolute, contingent or otherwise) which in the aggregate could reasonably be expected to have an OSI Material Adverse Effect. Since March 31, 2000, neither OSI nor any of its subsidiaries has incurred any liabilities material to OSI and its subsidiaries, taken as a whole, except liabilities incurred in the ordinary course of business and consistent with past practice. Since March 31, 2000, there has been no material adverse change in the business, operations, prospects, properties, assets, operating results or condition (financial or otherwise) or liabilities of OSI and its subsidiaries, taken as a whole.

         SECTION 9.6 NO VIOLATION. Assuming effectuation of all filings and registrations with, termination or expiration of any applicable waiting periods imposed by and receipt of all permits and orders of, Governmental Authorities required in connection with the consummation of the transactions contemplated by this Combination Agreement, and the receipt of all approvals or consents required to be obtained from third parties disclosed in Section 9.6 of the OSI Disclosure Schedule, neither the execution and delivery by OSI of this Combination Agreement or any instrument required hereby to be executed and delivered by it at the Closing nor the performance by OSI of its obligations hereunder or thereunder will (i) violate or breach the terms of or cause a default under, or result in the termination of, or accelerate the performance required by, or result in a right of termination, cancellation or acceleration of any obligation under, or result in the creation of any Lien upon any of the properties or assets of OSI or any of its subsidiaries under (A) any law, regulation or order of any Governmental Authority applicable to OSI or any of its subsidiaries, (B) OSI's or any of its subsidiary's organizational documents, including its articles of incorporation and bylaws, each as amended or restated, or (C) any contract, agreement or other instrument or obligation to which OSI or any of its subsidiaries is a party or by which it or any of its properties or assets is bound, or (ii) with the passage of time, the giving of notice or the taking of any action by a third party, have any of the effects set forth in clause (i) of this Section 9.6, except in any such case for any matters described in this Section 9.6 that would not have an OSI Material Adverse Effect.

         SECTION 9.7 ACCURACY OF INFORMATION. None of the information included in the Preliminary OSI Registration concerning the business, operations, financial results or condition, assets or liabilities of OSI and its subsidiaries is false or misleading with respect to any material fact, contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading.

         SECTION 9.8 FAIRNESS OPINION. OSI has received the written opinion of Houlihan Lokey Howard & Zuken Financial Advisors, Inc. that the percentage of shares of OSI Common Stock to be held by the stockholders of each of HWC, OSI, PTI and Sooner as a result of the consummation of the transactions contemplated by this Combination Agreement is fair to the stockholders of each of HWC, OSI, PTI and Sooner from a financial point of view.

         SECTION 9.9 STATUS AS A FOREIGN INVESTMENT ENTITY. Should the Proposed Foreign Investment Entity Rules (as defined below) be enacted in their current form, OSI would not at the date hereof be a foreign investment entity for purposes of such rules. OSI is not presently aware of any circumstances which would cause it to become a foreign investment entity within the next five years from the date hereof. For purposes of this Section 9.9, "Proposed Foreign Investment Entity Rules" means the draft legislation released by the Minister of Finance (Canada) on June 22, 2000 in respect of foreign investment entities.

                                    ARTICLE X

                               REGISTRATION RIGHTS

         On or prior to the Effective Time, OSI, HWC and Sooner and the Registration Rights Representatives, on behalf of and pursuant to powers of attorney granted by the Registration Rights Holders, shall enter into an Amended and Restated Registration Rights Agreement (the "Registration Rights Agreement") in the form attached hereto as Exhibit E, to be effective upon the consummation of the OSI Initial Public Offering.

                                   ARTICLE XI

                                    COVENANTS

         SECTION 11.1 ORDINARY COURSE OF BUSINESS. Except as otherwise consented to in writing by a majority of the members of the Special Committee, excluding the designee of the party requesting such consent, or as otherwise contemplated herein, between the date of this Combination Agreement and the earlier to occur of the Effective Time or the termination of this Combination Agreement, each of HWC, Sooner, PTI and OSI will, and will cause its subsidiaries to, carry on its business diligently and in the ordinary and usual course and consistent with past practice, and, without limiting the generality of the foregoing, each of HWC, Sooner, PTI and OSI will, and will cause its subsidiaries to, use commercially reasonable efforts to preserve its business organization intact, keep available the services of its present executive officers and employees and preserve its present relationships with persons having business dealings with it.

         SECTION 11.2 RESTRICTED ACTIVITIES AND TRANSACTIONS. Except as otherwise contemplated herein or in the Preliminary OSI Registration Statement or in connection with the OSI Initial Public Offering or as set forth in the respective disclosure schedule of the parties hereto or as otherwise consented to in writing by a majority of the members of the Special Committee, excluding the designee of the party requesting such consent, between the date of this Combination Agreement and the earlier to occur of the Effective Time or the termination of this Combination Agreement, neither OSI, HWC, Sooner nor PTI will, nor will each such corporation allow any of its subsidiaries to:

               (a) Issue or commit to issue any of its capital stock or other ownership or equity interests other than in connection with the exercise of options, warrants or convertible securities existing on the date hereof and listed in their respective Disclosure Schedule;

               (b) Grant or commit to grant any options, warrants, convertible securities or other rights to subscribe for, purchase or otherwise acquire any shares of its capital stock or other ownership or equity interests other than pursuant to existing stock option plans to new employees consistent with past practice;

               (c) Declare, set aside, or pay any dividend or distribution or make any other payment with respect to its capital stock or other ownership interests, except for preferred stock dividends payable in accordance with the terms of such preferred stock;

               (d) Directly or indirectly redeem, purchase or otherwise acquire or commit to acquire any of its capital stock or other ownership or equity interests;

               (e) Effect a split or reclassification of any of its capital stock or a recapitalization or other reorganization;

               (f) Amend or otherwise alter its articles of incorporation or amalgamation, by-laws, or other governing instruments;

               (g) Enter into or make any change in any of its employee benefit plans or grant any increase in compensation (other than increases in compensation in the ordinary course of business for field and office personnel who are not managers or executives), or provide any special severance arrangement involving any of its employees, officers or directors;

               (h) Acquire control or ownership in any other corporation, association, joint venture, partnership, business trust or other business entity, or acquire control or ownership of all or a substantial portion of the assets of any of the foregoing for a purchase price (including any assumed liabilities) in excess of $10,000,000;

               (i) Except in the ordinary course of business or as otherwise permitted under this Combination Agreement and except for budgeted capital expenditures, enter into or agree to enter into any agreement or transaction involving the incurrence of an obligation to pay an amount in excess of an aggregate of $2,500,000 prior to December 1, 2000 or an aggregate of $5,000,000 prior to May 31, 2001;

               (j) Create, assume or permit to exist any mortgage, pledge or other lien or encumbrance on any of its assets, tangible or intangible, except (i) as permitted under its existing credit facilities with banks and any renewals, modifications or rearrangements thereof on terms and conditions not materially less favorable to the respective borrower or
         (ii) in the ordinary course of business consistent with past practice;

               (k) Except as provided in the respective disclosure schedule or in the ordinary and usual course of business and consistent with past practice or as otherwise contemplated or permitted herein, (i) borrow, or agree to borrow any funds or voluntarily incur, assume or become subject to, whether directly or by way of guaranty or otherwise, any obligation or liability (absolute or contingent) in excess of $5,000,000, except as permitted under its existing credit facilities and in connection with any renewal, modification or rearrangement thereof which is on terms and conditions not materially less favorable to the respective borrower and which does not provide for an increase in the maximum borrowing amount, (ii) cancel or agree to cancel any debts or claims, (iii) lease, sublease, sell or transfer, agree to sublease, sell or transfer, or grant or agree to grant any preferential rights to lease or acquire, any of its assets, property or rights having a fair market value in excess of $2,500,000 or (iv) make or permit any amendment or termination of any contract, agreement, license or other right to which it is a party;

               (l) Settle any threatened or pending litigation that is not fully covered by insurance other than for immaterial consideration or for an amount less than that reserved as of the date hereof for such litigation on its books and records;

               (m) Enter into or agree to be bound by any agreement or permit an Affiliate to enter into or agree to be bound by any agreement with any of its directors, officers, employees or Affiliates that will continue subsequent to the Effective Time, other than as contemplated by this Combination Agreement or in the ordinary course of business consistent with past practice; or

               (n) Commit itself to do any of the foregoing.

         SECTION 11.3 INSURANCE. Except as otherwise consented to in writing by a majority of the members of the Special Committee, between the date of this Combination Agreement and the earlier to occur of the Effective Time or the termination of this Combination Agreement, each of OSI, HWC, Sooner and PTI will use commercially reasonable efforts to maintain in full force and effect all policies of insurance which are currently in effect (or policies with comparable coverage and comparable amounts of coverage).

         SECTION 11.4 CONFIDENTIALITY. Except as contemplated by Section 11.9, each of the parties hereto will keep strictly confidential any and all information furnished to one of them or their representatives by another or their representatives in connection with the transactions contemplated by this Combination Agreement, and the business and financial reviews and investigations referred to in Section 11.7, except for information, if any, that (i) is or becomes generally available to the public in a manner other than as a result of a disclosure by the party receiving the information; (ii) was available to the receiving party on a non-confidential basis prior to its disclosure to the receiving party by the party providing the information; or (iii) is or becomes available to the receiving party on a non-confidential basis from a source other than the informing party unless that source is bound by a confidentiality agreement with the informing party. If this Combination Agreement is terminated pursuant to Section 13.1 hereof, each of the parties hereto will promptly deliver to the others or destroy (and certify as to such delivery or destruction) all originals and copies of documents, work papers and other written material concerning the others and obtained from the others, their agents, employees or representatives in connection with such negotiations and such business and financial reviews and investigations.

         SECTION 11.5 HSR AND OTHER REGULATORY MATTERS. Each of the parties hereto agrees to make all necessary filings on a timely basis with respect to the HSR Act, the Investment Canada Act, the Competition Act (Canada) and other applicable laws and will use its best efforts to obtain any other regulatory approvals which may be required to consummate the transactions contemplated herein. If a shareholder of OSI, HWC, Sooner or PTI is required to make a filing under any such acts in connection with the transactions contemplated by this Combination Agreement, the filing fees of such shareholder shall be borne by the party whose stock ownership gave rise to such filing obligation.

         SECTION 11.6 COMMERCIALLY REASONABLE EFFORTS. Upon the terms and subject to the conditions hereof, each of the parties hereto agrees to use its commercially reasonable efforts to take, or cause to be taken, all appropriate action, and to do or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions as contemplated by this Combination Agreement and to cooperate in connection with the foregoing, including commercially reasonable efforts:

               (a) to obtain any necessary waivers, consents and approvals from other parties to material notes, licenses, agreements and other instruments and obligations;

               (b) to obtain any material consents, approvals, authorizations and permits required to be obtained under any federal, state, provincial or local statute, rule or regulation;

               (c) to defend all lawsuits or other legal proceedings challenging this Combination Agreement or the consummation of the transactions as contemplated hereby; and

               (d) to effect promptly all necessary filings and notifications including, but not limited to, filings under the HSR Act, the Investment Canada Act and the Competition Act (Canada) and prompt submissions of information requested by Governmental Authorities.

         SECTION 11.7 ACCESS TO INFORMATION. From the date hereof to the Effective Time, each of the parties hereto shall cause its respective officers, directors, employees and agents to afford the officers, employees and representatives of the others, complete access at all reasonable times to its respective officers, employees, agents, properties, books and records, and shall furnish the others all financial, operating and other data and information as the others, through their officers, employees or representatives, may reasonably request.

         SECTION 11.8 SECTION 351 REPORTING. The parties hereto that are located in the United States agree to report the transactions contemplated herein in a manner consistent with Section 351 of the Code.

         SECTION 11.9 OSI REGISTRATION STATEMENT.

               (a) Each of the parties hereto shall cooperate in the preparation and filing of the OSI Registration Statement. As promptly as is practicable following the execution of this Combination Agreement, HWC, Sooner and PTI shall cooperate with OSI to cause such OSI Registration Statement to be filed with the Commission under and pursuant to the provisions of the Securities Act for the purpose of registering OSI Common Stock for sale to the public in the OSI Initial Public Offering.

               (b) Each of HWC, Sooner and PTI agree to provide promptly to OSI such information concerning its business and financial statements and affairs as may be required or appropriate for inclusion in the OSI Registration Statement, or in any amendments or supplements thereto, and shall cause its counsel and auditors to cooperate with OSI's counsel and auditors in the preparation of the OSI Registration Statement. OSI agrees to use commercially reasonable efforts to have the OSI Registration Statement declared effective under the Securities Act as soon as may be practicable.

               (c) Each of the parties hereto represents and warrants to the others that the OSI Registration Statement, insofar as it contains or incorporates by reference information pertaining to such party, will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations adopted thereunder, and that such information will not contain any untrue statement of material fact and will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Each party will promptly advise the others in writing if at any time prior to the Effective Time it shall obtain knowledge of any facts that might make it necessary or appropriate to amend or supplement the OSI Registration Statement in order to make the statements contained or incorporated by reference therein not misleading or to comply with applicable law.

               (d) (i) If the gross proceeds to OSI from the OSI Initial Public Offering are expected to be greater than $150,000,000 (including any proceeds upon the exercise of any over-allotment option granted to the underwriters of the OSI Initial Public Offering in connection therewith), OSI agrees to consult in good faith with the managing underwriters for the OSI Initial Public Offering and their counsel, and its own counsel and advisors, regarding the feasibility of including shares of OSI Common Stock having a value of up to $25,000,000 in the OSI Registration Statement for sale by the securityholders of each of:

                         (A) HWC, as set forth in Appendix 1 and 2 to the HWC
                    Disclosure Schedule (other than the HWC Non-Accredited Holders);

                         (B) OSI, as set forth in Section 9.3(1) of the OSI
                    Disclosure Schedule (excluding stockholders of OSI who fail to execute and deliver to OSI the Omnibus Consent, Waiver and Agreement referred to in Section 12.1(r) hereof prior to the initial filing of the OSI Registration Statement with the Commission);

                         (C) PTI, as set forth in Appendix I to the PTI
                    Disclosure Schedule (other than the PTI Non-Accredited Holders); and

                         (D) Sooner, as set forth in Section 7.3 of the Sooner
                    Disclosure Schedule (other than the Sooner Non-Accredited Holders)

         (such eligible securityholders described in (A)-(D) above, the "Eligible Secondary Stockholders"); provided, however, that (x) SCF-III, L.P., (y) SCF-IV, L.P., and (z) stockholders who are expected by OSI to be directors, officers or employees of HWC, OSI, PTI or Sooner or any of their subsidiaries after the Effective Time shall be deemed not to be Eligible Secondary Stockholders for purposes of this
         Section 11.9(d).

                    (ii) Any such shares so included in the OSI Initial Public Offering would be allocated for sale by the Eligible Secondary Stockholders pro rata in accordance with their pro forma share ownership in OSI taking into account the consummation of the Mergers; provided, however, that any shares not included in the OSI Initial Public Offering at the election of any of the Eligible Secondary Stockholders shall be made available for inclusion in the OSI Initial Public Offering, pro rata as provided above, to the other Eligible Secondary Stockholders who have fully exercised their right to participate.

                    (iii) If the Eligible Secondary Stockholders may be entitled to include OSI Common Stock in the OSI Initial Public Offering, OSI shall give written notice to each of the Eligible Secondary Stockholders, at the address indicated in the records of HWC, Sooner, PTI, or OSI, as applicable, and each Eligible Secondary Stockholder must notify OSI in writing within 15 days of the giving of such notice if such Eligible Secondary Stockholder desires to so include shares and the maximum number of shares of OSI Common Stock to be included. No Eligible Secondary Stockholder may participate in the OSI Initial Public Offering unless such Eligible Secondary Stockholder timely completes, executes and delivers all questionnaires, powers of attorney, underwriting agreements, custody agreements and other documents in customary form that OSI or the underwriters reasonably request. Any Eligible Secondary Stockholder shall be permitted to withdraw all or part of such Eligible Secondary Stockholder's OSI Common Stock from the OSI Registration Statement at any time prior to the effective time thereof unless OSI has previously given written notice to the

         Eligible Secondary Stockholders of the initial public offering price range included, or to be included (provided that such range is the range ultimately included), in the "red herring" and indicated that the Eligible Secondary Stockholders may not withdraw their OSI Common Stock after five days after the giving of such notice if the initial public offering price of OSI Common Stock in the OSI Initial Public Offering equals or exceeds the lowest price in such initial public offering price range, in which case the Eligible Secondary Stockholder may not withdraw OSI Common Stock from the OSI Registration Statement after such fifth day unless the initial public offering price is below such lowest price.

                    (iv) OSI shall not, and shall not be entitled to, issue and sell OSI Common Stock in the OSI Initial Public Offering for aggregate proceeds in excess of $150,000,000, including any proceeds received upon the exercise of any over-allotment option granted to the underwriters of the OSI Initial Public Offering in connection therewith, unless the Eligible Secondary Stockholders have first been given the right and opportunity to sell OSI Common Stock in the OSI Initial Public Offering having aggregate gross proceeds of at least $25,000,000, except as set forth in subparagraph (v) below.

                    (v) Counsel to OSI, in consultation with counsel to the Eligible Secondary Stockholder of the greatest number of shares of OSI Common Stock (the "Largest Eligible Secondary Stockholder"), may determine that shares of OSI Common Stock to be held as a result of the transactions contemplated in this Combination Agreement are not eligible for inclusion in the OSI Registration Statement because of applicable law. In the event that it is determined that no shares of OSI Common Stock held by the Eligible Secondary Stockholders are eligible for inclusion in the OSI Initial Public Offering or that the number of shares of OSI Common Stock held by the Eligible Secondary Stockholders eligible for inclusion in the OSI Initial Public Offering is such that the aggregate gross proceeds to the Eligible Secondary Stockholders shall be less than $25,000,000, the reference to "$25,000,000" in subparagraph (iv) above shall be read as a reference to the maximum aggregate gross proceeds, if any, to the Eligible Secondary Stockholders as so determined.

                    (vi) The underwriters and the public offering price and, subject to the foregoing provisions of this Section 11.9(d), the number of shares and any over-allotment option will be determined by the Board of Directors of OSI in its sole discretion; provided, however, that:

                         (A) OSI shall, and shall require the underwriters to,
                    consult with the Largest Eligible Secondary Stockholder expeditiously and in good faith prior to determining (1) that the gross proceeds of the OSI Initial Public Offering (including any proceeds to OSI upon the exercise of any over-allotment option granted in connection therewith) are not expected to be greater than $150,000,000 and, accordingly, that no shares of OSI Common Stock held by the Eligible Secondary Stockholders are to be included in the OSI Initial Public Offering or (2) that the gross proceeds of the OSI Initial Public Offering (including any proceeds upon the exercise of any over-allotment option granted in connection therewith) are expected to be greater than $150,000,000 but less than $175,000,000 and, accordingly, that the
                    number of shares of OSI Common Stock held by the Eligible Secondary Stockholders to be included in the OSI Initial Public Offering shall be such that the aggregate gross proceeds to the Eligible Secondary Stockholders shall be less than $25,000,000 and

                         (B) the Largest Eligible Selling Stockholder shall be
                    entitled to be present at the time that the public offering price, the number of shares and the over-allotment option are determined by OSI and the underwriters,

         it being acknowledged with respect to each of clauses (A) and (B) above that such determination shall ultimately be made by the board of directors of OSI and the underwriters acting in good faith and shall not require the consent or approval of the Eligible Secondary Stockholders or any of them and it being further acknowledged that the board of directors of OSI shall be entitled to reduce the size of the OSI Initial Public Offering (and thereby reduce or eliminate the shares of OSI Common Stock otherwise eligible to be sold by the Eligible Secondary Stockholders) if it believes in good faith that such action will increase the initial public offering price per share of the OSI Common Stock in the OSI Initial Public Offering.

                    (vii) Subject to the foregoing provisions of this Section 11.9(d), OSI is under no obligation to include any shares of OSI Common Stock held by the Eligible Secondary Stockholders in the OSI Registration Statement.

                    (viii) If any shares of OSI Common Stock owned by the stockholders of OSI or to be owned by the stockholders of HWC, Sooner or PTI are included in the OSI Registration Statement, the stockholders of OSI and the former stockholders of HWC, Sooner and PTI, as the case may be, shall be required to provide, and shall be entitled to receive, indemnification customarily provided for in public offerings with selling stockholders.

                    (ix) For purposes of this section 11.9(d), all references to OSI Common Stock (including the relative ownership of the holders of OSI Common Stock) shall include OSI Common Stock issuable pursuant to the exchange, redemption, retraction, call or purchase of PTI Exchangeable Shares and all references to stockholders of OSI shall include holders of such PTI Exchangeable Shares. The parties acknowledge and agree that in the event that any shareholder of PTI is determined to be eligible to participate in the secondary offering contemplated by this section 11.9(d), either (A) the parties shall amend this Combination Agreement and the exhibits hereto such that such eligible PTI shareholders shall receive OSI Common Stock rather than PTI Exchangeable Shares to the extent of their participation in such secondary offering or (B) OSI shall waive, and shall cause each of OSI ULC and PTI Holdco to waive, all time periods provided for the giving of notice in connection with the exchange, redemption, retraction, call or purchase of such PTI Exchangeable Shares in order to permit the holder of such PTI Exchangeable Shares to receive the underlying OSI Common Stock in sufficient time to deliver such OSI Common Stock at or prior to the closing of such secondary offering.

                           (x)  If, prior to such time as the PTI
         Registration Statement is declared effective, the Holders are offered the opportunity to include any of their Registrable Securities in a Piggyback Registration pursuant to the Registration Rights Agreement, then the holders of PTI Exchangeable Shares shall be eligible to participate in such Piggyback Registration to the same extent and on an equivalent basis as such Holders are entitled to participate pursuant to the Registration Rights Agreement. The parties acknowledge and agree that in the event that the holders of PTI Exchangeable Shares are entitled to participate in any Piggyback Registration as contemplated by this section 11.9(d)(x), OSI shall waive, and shall cause each of OSI ULC and PTI Holdco to waive, all time periods provided for the giving of notice in connection with the exchange, redemption, retraction, call or purchase of such PTI Exchangeable Shares as are necessary in order to permit the holder of such PTI Exchangeable Shares to receive the underlying OSI Common Stock in sufficient time to deliver such OSI Common Stock at or prior to the closing of such Piggyback Registration.

         SECTION 11.10 BLUE SKY; CANADIAN SECURITIES LAWS. OSI will use commercially reasonable efforts to obtain prior to the Effective Time all necessary Blue Sky permits and approvals required to permit the distribution of OSI Common Stock in accordance with the provisions of this Combination Agreement. OSI shall or shall cause PTI Holdco to make application to the applicable securities regulatory authorities in Canada for an order(s) declaring that: (i) the first trade of PTI Exchangeable Shares by a holder thereof; (ii) the issuance of OSI Common Stock on conversion of the PTI Exchangeable Shares;
(iii) the first trade of OSI Common Stock received on conversion of the PTI Exchangeable Shares by a holder thereof; (iv) the issuance of OSI Common Stock on exercise of the options to purchase shares of OSI Common Stock received in exchange for PTI Options in the PTI Arrangement; and (v) the first trade of OSI Common Stock received on exercise of the options to purchase shares of OSI Common Stock received in exchange for PTI Options in the PTI Arrangement by a holder thereof is not a distribution subject to the registration and prospectus requirements of applicable securities laws in Canada.

         SECTION 11.11 AGREEMENTS. Each of HWC, Sooner, PTI and OSI shall terminate prior to the Effective Time the agreements listed on Schedule 11.11 hereto.

         SECTION 11.12 NOTIFICATION OF CERTAIN MATTERS. Each of HWC, Sooner, PTI and OSI shall give prompt notice of (i) the occurrence or non-occurrence of any event, the occurrence or nonoccurrence of which would be likely to cause any representation or warranty of such company contained herein to be untrue or inaccurate in any material respect at or prior to the Effective Time, (ii) any material failure of any such company to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such person hereunder and (iii) any material adverse change in the business, operations, operating results or condition (financial or otherwise) of such party and its subsidiaries, taken as a whole. The delivery or deemed delivery of any notice pursuant to this Section 11.12 shall not be deemed to (i) modify the representations or warranties hereunder of the party delivering such notice,
(ii) modify the conditions set forth in Article XII, or (iii) limit or otherwise affect the remedies available hereunder to the party receiving such notice.

         SECTION 11.13 FURTHER ASSURANCES. The parties hereto agree to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other action as may be reasonably necessary or convenient to carry out the transactions contemplated hereby.

         SECTION 11.14 PAYMENT OF INDEBTEDNESS. As promptly as practicable following the Effective Time, OSI will pay, or cause to be paid, all of the outstanding liabilities, obligations and indebtedness, and will redeem all of the preferred stock, in each case as identified on Schedule 11.14 hereto, except as otherwise provided pursuant to Schedule 11.14. In connection with such repayment of indebtedness, all associated guaranties of the stockholders of each of HWC, Sooner, PTI and OSI shall be terminated and canceled.

                                   ARTICLE XII

                                   CONDITIONS

         SECTION 12.1 CONDITIONS TO OBLIGATIONS OF EACH PARTY. Notwithstanding any other provision of this Agreement, the respective obligations of each party to effect the Mergers and the other transactions contemplated hereby shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

               (a) The waiting period (and any extension thereof) applicable to the consummation of the Mergers and the other transactions contemplated herein under the HSR Act shall have expired or been terminated; the applicable waiting periods and any extensions thereof under Part IX of the Competition Act (Canada) (if any) shall have expired or the parties shall have received an advance ruling certificate pursuant to Section 102 of the Competition Act (Canada) setting out that the Commissioner of Competition under such act is satisfied he would not have sufficient grounds on which to apply for an order under Part VIII of such act in respect of the PTI Arrangement; and the PTI Arrangement shall have been determined or deemed to have been determined by the responsible minister under the Investment Canada Act to be of net benefit to Canada if such transaction is reviewable under such act;

               (b) No order shall have been entered and remained in effect in any action or proceeding before any federal, foreign, state or provincial court or governmental agency or other federal, foreign, state or provincial regulatory or administrative agency or commission that would prevent or make illegal the consummation of the Mergers;

               (c) The OSI Registration Statement shall be effective on the Closing Date and all post-effective amendments filed shall have been declared effective or shall have been withdrawn, and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the parties, threatened by the Commission;

               (d) OSI and the underwriters named in the OSI Registration Statement shall have executed an underwriting agreement for a firm commitment underwriting as described in the OSI Registration Statement;

               (e) All other approvals of Governmental Authorities and of non-governmental persons or entities shall have been obtained (i) the granting of which is necessary for the consummation of the Mergers or the transactions contemplated in connection therewith and (ii) the non-receipt of which will have an OSI Material Adverse Effect;

               (f) The representations and warranties of OSI, HWC, Sooner and PTI contained in this Combination Agreement shall have been true and correct as of the date of execution of this Combination Agreement, except for such failures to be true which (i) have been cured prior to the Closing Date or (ii) do not, in the aggregate, constitute an OSI Material Adverse Effect;

               (g) The agreements and covenants of OSI, HWC, Sooner and PTI to be complied with or performed on or before the Closing Date pursuant to the terms hereof shall have been duly complied with or performed, except for such failures to comply or perform which do not, in the aggregate, constitute an OSI Material Adverse Effect;

               (h) No OSI Material Adverse Effect shall have occurred since the date of this Agreement;

               (i) HWC, Sooner and OSI shall have received the opinion of Ernst & Young, LLP covering the matters summarized in Exhibit F attached hereto, and PTI shall have received and be entitled to include in the Proxy Statement the opinion of Ernst & Young LLP covering the matters summarized in Exhibit G attached hereto;

               (j) The PTI Arrangement and the other transactions contemplated hereby shall have been approved by the holders of PTI Common Shares and PTI Options in accordance with applicable law and PTI's articles of amalgamation and bylaws, and as at the Closing Date, the holders of not more than four percent of the issued and outstanding PTI Common Shares, in the aggregate, shall have validly exercised their rights of dissent under the PTI Plan of Arrangement;

               (k) The Alberta Court shall have issued its final order approving the PTI Arrangement in form and substance reasonably satisfactory to OSI and PTI (such approvals not to be unreasonably withheld or delayed by OSI or PTI) and reflecting the terms hereof;

               (l) The Support Agreement and the Voting and Exchange Trust Agreement shall have been executed and delivered as contemplated by Sections 4.7 and 4.8;

               (m) The Registration Rights Agreement shall have been executed and delivered as contemplated by Article X;

               (n) Each of the shareholders of HWC shall have executed the omnibus consent, waiver and agreement substantially in the form attached as Exhibit H hereto prior to the initial filing of the OSI Registration Statement with the Commission;

               (o) Each of the stockholders of Sooner shall have executed the omnibus consent, waiver and agreement substantially in the form attached as Exhibit I hereto prior to the initial filing of the OSI Registration Statement with the Commission;

               (p) Each of the shareholders of PTI that resides in the United States shall have executed the Omnibus Voting, Waiver and Investment Agreement substantially in the form attached as Exhibit J hereto prior to the initial filing of the OSI Registration Statement with the Commission;

               (q) Each of the shareholders of PTI that resides in Canada and that owns greater than 1% of the outstanding PTI Common Shares and the current Chief Executive Officer and Chief Financial Officer of PTI shall have executed the Omnibus Voting, Waiver and Investment Agreement substantially in the form attached as Exhibit K hereto prior to the initial filing of the OSI Registration Statement with the Commission;

               (r) The holders of at least 92.5% of the issued and outstanding OSI Common Stock shall have executed the omnibus consent, waiver and agreement substantially in the form attached as Exhibit L hereto prior to the initial filing of the OSI Registration Statement with the Commission; and

               (s) All actions shall have been taken and all conditions necessary to effect each of the Mergers shall have been satisfied other than the filings with Governmental Authorities required to effect the Mergers.

                                  ARTICLE XIII

                                   TERMINATION

         SECTION 13.1 TERMINATION. This Combination Agreement may be terminated and the Mergers and the other transactions contemplated herein may be abandoned at any time prior to the Effective Time, whether prior to or after approval by the applicable stockholders:

               (a) By any party hereto in the event of an OSI Material Adverse Effect that is incapable of being cured, remedied or reversed within 90 days of such event, provided that such party or its operations are not responsible for the occurrence of such OSI Material Adverse Effect;

               (b) By any party hereto if the Effective Time shall not have occurred on or before May 31, 2001 (unless the Effective Time has not occurred as the result of a breach of the terms hereof by the party desiring to exercise the termination right);

               (c) By any party hereto if a final unappealable order to restrain, enjoin or otherwise prevent, or awarding substantial damages in connection with, consummation of this Combination Agreement or the transactions contemplated in connection herewith shall have been entered;

               (d) By the Board of Directors of any two of OSI, HWC, Sooner or PTI.

         SECTION 13.2 EFFECT OF TERMINATION. In the event of any termination of this Combination Agreement pursuant to Section 13.1, the parties hereto shall have no obligation or liability to any other party hereto except the provisions of this Section and Sections 11.4, 13.3, 14.5, 14.6, 14.8, 14.9 and 14.10 hereof shall survive any such termination and, except as provided in this Section 13.2, all documents executed in connection with this Combination Agreement shall be null and void.

         SECTION 13.3 FEES AND EXPENSES. The aggregate costs and expenses incurred by all parties hereto in connection with this Combination Agreement and the transactions contemplated herein shall be paid or reimbursed, as the case may be, by the parties hereto in accordance with the following percentages: OSI -- 26.2%; HWC -- 22.8%; Sooner -- 22.6% and PTI -- 28.4%.

                                   ARTICLE XIV

                                  MISCELLANEOUS

         SECTION 14.1  WAIVER AND AMENDMENT. Any provision of this
Combination Agreement may be waived at any time by the party that is, or whose stockholders are, entitled to the benefits thereof by action of the board of directors of such party. This Combination Agreement may not be amended or supplemented at any time, except by an instrument in writing signed on behalf of each party hereto; provided, that after this Combination Agreement has been approved and adopted by the respective shareholders of the parties hereto, this Combination Agreement may be amended only as may be permitted by applicable provisions of the TBCA, the DGCL and the ABCA.

         SECTION 14.2 NONSURVIVAL OF REPRESENTATIONS AND WARRANTIES. No representation and warranty made in this Combination Agreement shall survive the Effective Time. This Section 14.2 shall not limit the term of any covenant or agreement which by its terms contemplates performance after the Effective Time.

         SECTION 14.3 ASSIGNMENT. This Combination Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, devisees and assigns. Except as set forth in this Combination Agreement, this Combination Agreement shall not be assignable until after the Closing Date (except by inheritance or devise) by the parties hereto, except with the prior written consent of the other parties.

         SECTION 14.4 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered if delivered in person, by cable, telegram, telex, or telecopy and shall be deemed to have been duly given three business days after deposit with a United States post office if delivered by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

         if to OSI:

                  Oil States International, Inc.
                  Three Allen Center
                  333 Clay Street, Suite 333460
                  Houston, Texas  77002
                  Attention:  Cindy B. Taylor
                  Telephone:  (713) 652-0588
                  Facsimile:  (713) 652-0499
         with a copy to:

                  Locke Liddell & Sapp LLP
                  2200 Ross Avenue, Suite 2200
                  Dallas, Texas, 75201
                  Attention:  Maury Purnell
                  Telephone:  (214) 740-8000
                  Facsimile:  (214) 740-8800

         if to HWC:

                  HWC Energy Services, Inc.
                  811 Dallas, Suite 1322
                  Houston, Texas 77002
                  Attention:  Rob Hampton
                  Telephone:  (713) 750-0600
                  Facsimile:  (713) 750-0058

         with a copy to:

                  Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P 201 St. Charles Avenue

                  New Orleans, Louisiana 70170
                  Attention:  Bill Masters
                  Telephone:  (504) 582-8000
                  Facsimile:  (504) 582-8549

         if to Sooner:

                  Sooner Inc.
                  1221 Lamar Street, Suite 1010
                  Houston, Texas 77010
                  Attention:  Chris Cragg
                  Telephone:  (713) 759-1200
                  Facsimile:  (713) 759-0442

         with a copy to:

                  Scott F. Zarrow
                  900 Mid-Continent Tower
                  401 S. Boston
                  Tulsa, Oklahoma  74103
                  Telephone:  (918) 295-8054
                  Facsimile:  (918) 295-8048
         if to PTI:

                  PTI Group Inc.
                  3050 Parsons Road NW
                  Edmonton, Alberta T6N 1B1
                  Canada
                  Attention:  Ian Morris
                  Telephone:  (780) 463-8872
                  Facsimile:  (780) 463-3109

         with a copy to:

                  Fraser Milner Casgrain
                  2900 Manulife Place 10180 101 Street
                  Edmonton, Alberta T5J 3V5
                  Canada
                  Attention:  Rich Miller
                  Telephone:  (780) 423-7242
                  Facsimile:  (780) 423-7276

or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

         SECTION 14.5 GOVERNING LAW. This Combination Agreement shall be governed by and construed in accordance with the provisions of the ABCA, TBCA and DGCL, as appropriate, with respect to the Mergers and, with respect to other matters, in accordance with the substantive law of the State of Texas without giving effect to the principles of conflicts of law thereof.

         SECTION 14.6 SEVERABILITY. If any term or other provisions of this Combination Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Combination Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner material to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Combination Agreement so as to effect the original intent of the parties as closely as possible.

         SECTION 14.7 COUNTERPARTS. This Combination Agreement may be executed in counterparts, each of which shall be an original document, but all of which together shall constitute one and the same agreement.

         SECTION 14.8 HEADINGS. The Section headings herein are for convenience only and are not intended to be part of or to affect the meaning or interpretation of the Agreement.

         SECTION 14.9 ENFORCEMENT OF THE AGREEMENT. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Combination Agreement were not performed in accordance with their specific terms or otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to any injunction or injunctions to prevent breaches of this Combination Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedies to which they are entitled at law or in equity. In addition, each of the parties hereto consents to submit itself to the personal jurisdiction of any federal or state court sitting in the State of Texas in the event any dispute arises out of this Combination Agreement and agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court.

         SECTION 14.10 ENTIRE AGREEMENT; THIRD PARTY BENEFICIARIES. This Combination Agreement, including the exhibits hereto and the documents, information supplied in writing, and instruments referred to herein, constitute the entire agreement and supersedes all other prior agreements, and understandings, both oral and written, among the parties or any of them, with respect to the subject matter hereof. This Combination Agreement shall be binding upon and inure solely to the benefit of the parties hereto, and nothing in this Combination Agreement, including the exhibits hereto and the documents, information supplied in writing, and instruments referred to herein, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Combination Agreement.

         IN WITNESS WHEREOF, the parties to this Combination Agreement have caused it to be duly executed as of the date first above written.

                                     OIL STATES INTERNATIONAL, INC.


                                     By: /s/ Douglas E. Swanson
                                        ---------------------------------------
                                     Name: Douglas E. Swanson
                                          -------------------------------------
                                     Title: President & CEO
                                           ------------------------------------

                                     HWC ENERGY SERVICES, INC.

                                     By: /s/ Jay Trahan
                                        ---------------------------------------
                                     Name: Jay Trahan
                                          -------------------------------------
                                     Title: President
                                           ------------------------------------

                                     MERGER SUB-HWC, INC.

                                     By: /s/ Douglas E. Swanson
                                        ---------------------------------------
                                     Name: Douglas E. Swanson
                                          -------------------------------------
                                     Title: President
                                           ------------------------------------

                                     SOONER INC.

                                     By: /s/ Mike Chaddick
                                        ---------------------------------------
                                     Name: Mike Chaddick
                                          -------------------------------------
                                     Title: COO
                                           ------------------------------------

                                     MERGER SUB-SOONER, INC.

                                     By: /s/ Douglas E. Swanson
                                        ---------------------------------------
                                     Name: Douglas E. Swanson
                                          -------------------------------------
                                     Title: President
                                           ------------------------------------

                                     PTI GROUP INC.

                                     By: /s/ Sandy Slator
                                        ---------------------------------------
                                     Name: R. A. (Sandy) Slator
                                          -------------------------------------
                                     Title: President & CEO
                                           ------------------------------------

                                    EXHIBIT A

                             PTI PLAN OF ARRANGEMENT

                                    EXHIBIT A
                          TO THE COMBINATION AGREEMENT

                       PLAN OF ARRANGEMENT PROPOSED BY PTI
                                UNDER SECTION 186
                   OF THE BUSINESS CORPORATIONS ACT (ALBERTA)
                             INVOLVING AND AFFECTING
              PTI AND THE HOLDERS OF ITS COMMON SHARES AND OPTIONS
                  AND PTI AMALCO AND THE HOLDERS OF ITS SHARES
                  AND PTI HOLDCO AND THE HOLDERS OF ITS SHARES
                                     AND OSI
                                   AND OSI ULC

                                   ARTICLE 1
                                 INTERPRETATION

1.1      DEFINITIONS

         In this Plan of Arrangement, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

         "ABCA" means the Business Corporations Act (Alberta), as amended;

         "Amalgamation" means the amalgamation of PTI and PTI Amalco provided for in Section 2.1(b) hereof;

         "Amalgamation Agreement" means the agreement attached hereto as Appendix A, setting forth the terms and conditions of the Amalgamation;

         "Arrangement" means the arrangement under section 186 of the ABCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments thereto made (i) in accordance with Section 14.1 of the Combination Agreement; (ii) in accordance with Section 5.1 hereof or (iii) at the direction of the Court in the Final Order;

         "Arrangement Resolution" means the special resolution passed by the Shareholders and the Optionholders at the Meeting or a resolution in writing signed by all of the Shareholders and Optionholders in lieu of the Meeting;

         "Automatic Redemption Date" has the meaning provided in the Exchangeable Share Provisions;

         "Business Day" has the meaning provided in the Exchangeable Share Provisions;

         "Class A Common Shares" means Class A Common Shares in the capital of New PTI;

         "Class B Common Shares" means Class B Common Shares in the capital of New PTI;

         "Class C Common Shares" means Class C Common Shares in the capital of New PTI;

         "Class D Common Shares" means Class D Common Shares in the capital of New PTI;

         "Combination Agreement" means the combination agreement by and among OSI, HWC Energy Services, Inc., Merger Sub-HWC, Inc., Sooner Inc., Merger Sub-Sooner, Inc. and PTI dated as of July o, 2000, as amended and restated from time to time, providing for, among other things, this Plan of Arrangement and the Arrangement;

         "Court" means the Court of Queen's Bench of Alberta;

         "Depositary" means Montreal Trust Company of Canada at its principal transfer offices in Calgary, Alberta;

         "Dissent Procedures" has the meaning provided in Section 3.1;

         "Effective Date" means the registration date shown on the registration statement issued upon the filing of the Articles of Arrangement under the ABCA giving effect to the Arrangement;

         "Effective Time" means 6:00 a.m. (Edmonton time) on the Effective Date;

         "Eligible Holders" has the meaning in Section 2.2(a);

         "Exchange Ratio" means 3.7731 Exchangeable Shares for each whole PTI Common Share, subject to adjustment as provided in accordance with Section 4.2 of the Combination Agreement;

         "Exchangeable Share Provisions" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares as set forth in Appendix B hereto;

         "Exchangeable Shares" means the Exchangeable Shares in the capital of PTI Holdco;

         "Final Order" means the final order of the Court approving the Arrangement, as such order may be amended by the Court at any time and from time to time prior to the Effective Time;

         "Interim Order" means the interim order of the Court in relation to the Arrangement, as such order may be amended by the Court at any time and from time to time;

         "ITA" means the Income Tax Act (Canada), as amended;

         "Measurement Period" means the period of 10 consecutive Business Days ending on the third trading day prior to the OSI IPO Date;

         "Meeting" means the special meeting of the Shareholders and of the Optionholders of PTI to be held, if required, to consider this Plan of Arrangement;

         "New PTI" means PTI Group Inc. a corporation amalgamated under the ABCA pursuant to the Arrangement;

         "New PTI Shares" means the Class A Common Shares, the Class B Common Shares, the Class C Common Shares and the Class D Common Shares;

         "Non-Accredited U.S. PTI Shareholder" means Peter McEwen, a
Shareholder;

         "Option Agreements" mean the agreements between PTI and certain directors and officers of PTI governing the Options;

         "Optionholders" means holders of Options;

         "Options" means all options to purchase PTI Common Shares outstanding immediately prior to the Effective Date;

         "OSI" means Oil States International, Inc., a corporation organized and existing under the laws of Delaware and any successor corporation;

         "OSI Common Stock" has the meaning provided in the Exchangeable Share Provisions;

         "OSI IPO" means the initial public offering of OSI Common Stock;

         "OSI IPO Date" means the date the OSI IPO is completed;

         "OSI IPO Price" means the price per share at which OSI Common Stock is initially offered for sale to the public under the OSI IPO;

         "OSI ULC" means o, an unlimited liability company organized and existing under the laws of Nova Scotia and any successor corporation;

         "PTI" means PTI Group Inc., a corporation organized and existing under the laws of Alberta;

         "PTI Amalco" means o, a corporation organized and existing under the laws of Alberta and a wholly-owned subsidiary of PTI Holdco;

         "PTI Amalco Common Shares" means the common shares in the capital of PTI Amalco;

         "PTI Common Shares" means the common shares in the capital of PTI;

         "PTI Holdco" means o, a corporation organized and existing under the laws of Alberta and a wholly-owned subsidiary of OSI ULC prior to giving effect to the Arrangement, and any successor corporation;

         "PTI Holdco Sub" means o, a corporation organized and existing under the laws of Alberta and a wholly-owned subsidiary of PTI Holdco, and any successor corporation;

         "Proxy Statement" means the Management Information Circular and Proxy Statement of PTI prepared in connection with the Arrangement;

         "RJM" means R.J.M. Equities Inc., a Shareholder;

         "Shareholders" means holders of PTI Common Shares;

         "Support Agreement" means the agreement so entitled between OSI and PTI Holdco to be dated as of the Effective Date and provided for in the Combination Agreement;

         "Transfer Agent" means the duly appointed transfer agent for the time being of the Exchangeable Shares, and, if there is more than one such transfer agent, then the principal Canadian transfer agent;

         "Unanimous Shareholder Agreement" means the Unanimous Shareholder Agreement dated January 8, 1997 made among the Shareholders and PTI, as amended;

         "U.S. PTI Shareholders" means SCF-III, L.P. and William Nungesser, each a Shareholder.

         "Voting and Exchange Trust Agreement" means the agreement so entitled between OSI, PTI Holdco and the Trustee named therein to be dated as of the Effective Date and provided for in the Combination Agreement;

         "Voting Share" has the meaning ascribed to such term in the Voting and Exchange Trust Agreement; and

         "812375" means 812375 Alberta Ltd., a Shareholder.

1.2      SECTIONS, HEADINGS AND APPENDICES

         The division of this Plan of Arrangement into sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of this Plan of Arrangement. Unless otherwise indicated, any reference in this Plan of Arrangement to a section refers to the specified section of this Plan of Arrangement. Appendix A is incorporated into and forms an integral part of this Plan of Arrangement.

1.3      NUMBER, GENDER AND PERSONS

         In this Plan of Arrangement, unless the context otherwise requires, words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, bodies corporate, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.

1.4      DATE FOR ANY ACTION

         In the event that any date on or by which any action is required or permitted to be taken hereunder is not a Business Day, such action shall be required or permitted to be taken on or by the next succeeding day which is a Business Day.

1.5      CURRENCY

         Unless otherwise expressly stated herein, all references to currency and payments in cash or money in this Plan of Arrangement are to United States dollars.

1.6      STATUTORY REFERENCES

         Any reference in this Plan of Arrangement to a statute includes such statute as amended, consolidated or re-enacted from time to time, all regulations made thereunder, all amendments to such regulations from time to time, and any statute or regulation which supersedes such statute or regulations.

                                  ARTICLE 2
                                 ARRANGEMENT

2.1      ARRANGEMENT

         At the Effective Time, the following transactions shall occur and shall be deemed to occur in the following order without any further act or formality:

         (a) each Shareholder who has duly exercised the right of dissent as set forth in Article 3 shall be deemed to have transferred the PTI Common Shares held by such holder to PTI for cancellation and such shares shall be cancelled and any Options held by such Shareholder which have not been exercised prior to the time such Shareholder exercises such right of dissent shall be deemed to be transferred to PTI for no consideration and shall be cancelled and shall no longer be outstanding and in no case shall PTI or OSI be required to recognize such holders as Optionholders on and after the Effective Time and the names of such persons shall be deleted from the registers of Optionholders at the Effective Time;

         (b) the Unanimous Shareholder Agreement shall be terminated and of no further force or effect;

         (c)   OSI shall acquire:

               (i) all of the PTI Common Shares held by the Non-Accredited U.S. PTI Shareholder in exchange for a payment, in United States dollars, equal to the OSI IPO Price less underwriters' discounts and commissions applicable to the OSI IPO, multiplied by the Exchange Ratio multiplied by the number of PTI Common Shares held by the Non-Accredited U.S. PTI Shareholder; and

               (ii) all of the PTI Common Shares held by the U.S. PTI Shareholders in exchange for the number of shares of OSI Common Stock equal to the Exchange Ratio for each whole PTI Common Share;

         (d) OSI ULC shall acquire all of the PTI Common Shares acquired by OSI pursuant to Section 2.1(c) hereof in exchange for one common share in the capital of OSI ULC for each whole PTI Common Share;

         (e) PTI Holdco shall acquire all of the PTI Common Shares acquired by OSI ULC pursuant to Section 2.1(d) hereof in exchange for one common share in the capital of PTI Holdco for each whole PTI Common Share;

         (f) PTI and PTI Amalco shall be amalgamated pursuant to the Amalgamation Agreement to form New PTI;

         (g)   Upon the amalgamation of PTI and PTI Amalco to form New PTI:

               (i) New PTI shall issue to PTI Holdco one Class A Common Share for each of its PTI Common Shares;

               (ii) New PTI shall issue to PTI Holdco one Class A Common Share for each of its PTI Amalco Common Shares;

               (iii) New PTI shall issue to 812375 one Class B Common Share for each of its PTI Common Shares;

               (iv) New PTI shall issue to RJM one Class C Common Share for each of its PTI Common Shares;

               (v) New PTI shall issue to each of the Shareholders other than 812375, RJM, PTI Holdco and holders of PTI Common Shares in respect of which rights of dissent have been exercised pursuant to Article 3 hereof and which have been cancelled pursuant to Section 2.1(a) hereof one Class D Common Share for each of their PTI Common Shares;

               (vi) the amount added to the stated capital account maintained for the Class A Common Shares with respect to the Class A Common Shares issued pursuant to Sections 2.1(g)(i) and
                      (ii) shall be equal to the paid-up capital, for the purposes of the ITA, of the PTI Common Shares and the PTI Amalco Common Shares held by PTI Holdco;

               (vii) the amount added to the stated capital account maintained for the Class B Common Shares with respect to the Class B Common Shares issued pursuant to Section 2.1(g)(iii) shall be equal to the paid-up capital, for the purposes of the ITA, of the PTI Common Shares held by 812375;

               (viii) the amount added to the stated capital account maintained for the Class C Common Shares issued pursuant to Section 2.1(g)(iv) shall be equal to the paid-up capital, for the purposes of the ITA, of the PTI Common Shares held by RJM;

               (ix) the amount added to the stated capital account maintained for the Class D Common Shares with respect to the Class D Common Shares issued pursuant to Section 2.1(g)(v) shall be equal to the paid-up capital, for the purposes of the ITA, of the PTI Common Shares other than (A) the PTI Common Shares held by PTI Holdco, 812375 and RJM and (B) PTI Common Shares in respect of which rights of dissent have been exercised pursuant to Article 3 hereof and which have been cancelled pursuant to Section 2.1(a) hereof.

         (h) The stated capital account maintained for (i) the Class B Common Shares shall be increased by a portion of the amount credited to New PTI's retained earnings account equal to [$6,794,359] and
               (ii) the Class C Common Shares shall be increased by a portion of the amount credited to New PTI's retained earnings account equal to [$3,903,303];

         (i) The Articles of Incorporation of PTI Holdco shall be amended to add (i) the Exchangeable Shares to the authorized capital of PTI Holdco, (ii) the Exchangeable Share Provisions and (iii) certain other provisions, set forth in Exhibit B to the Combination Agreement and to delete the private company provisions;

         (j)   OSI and PTI Holdco shall execute and deliver the Support
               Agreement;

         (k) OSI, PTI Holdco and the Trustee shall execute and deliver the Voting and Exchange Trust Agreement;

         (l) PTI Holdco shall acquire all of the issued and outstanding Class B Common Shares from the holders thereof in exchange for the number of Exchangeable Shares equal to the Exchange Ratio for each whole Class B Common Share;

         (m) PTI Holdco shall acquire all of the issued and outstanding Class C Common Shares from the holders thereof in exchange for the number of Exchangeable Shares equal to the Exchange Ratio for each whole Class C Common Share;

         (n) PTI Holdco shall acquire all of the issued and outstanding Class D Common Shares from the holders thereof in exchange for the number of Exchangeable Shares equal to the Exchange Ratio for each whole Class D Common Share;

         (o) The amount added to the stated capital account maintained for the Exchangeable Shares with respect to the Exchangeable Shares issued pursuant to Section 2.1(l) shall be equal to the paid up capital, for the purposes of the ITA, of the Class B Common Shares;

         (p) The amount added to the stated capital account maintained for the Exchangeable Shares with respect to the Exchangeable Shares issued pursuant to Section 2.1(m) shall be equal to the paid up capital, for the purposes of the ITA, of the Class C Common Shares;

         (q) The amount added to the stated capital account maintained for the Exchangeable Shares with respect to the Exchangeable Shares issued pursuant to Section 2.1(n) shall be equal to the paid up capital, for the purposes of the ITA, of the Class D Common Shares;

         (r)   Upon the transfer of New PTI Shares referred to in paragraphs
               (l), (m) and (n) above:

               (i) each holder of New PTI Shares shall cease to be such a holder, shall have his name removed from the register of holders of New PTI Shares and shall become a holder of the number of fully paid Exchangeable Shares to which he is entitled as a result of the transfer referred to above and such holder's name shall be added to the register of holders of Exchangeable Shares accordingly; and

               (ii) PTI Holdco shall become the legal and beneficial owner of all of the New PTI Shares so transferred.

         (s) OSI shall issue to and deposit with the Depositary the Voting Share in consideration of the payment to OSI of US$1, to be thereafter held by the Depositary as trustee for and on behalf of, and for the use and benefit of, the holders of the Exchangeable Shares, in accordance with the Voting and Exchange Trust Agreement.

         (t) The then outstanding Options will, without any further action on the part of any Optionholder: (i) if applicable, vest in accordance with the terms and conditions of the Option Agreements, and (ii) be converted into or exchanged for an option to purchase the number of shares of OSI Common Stock determined by multiplying the number of PTI Common Shares subject to such Option at the Effective Time by the Exchange Ratio, at an exercise price per share of OSI Common Stock equal to the exercise price per share of such Option immediately prior to the Effective Time divided by the Exchange Ratio, and expressed in U.S. dollars. For the purposes of determining the exercise price per share of OSI Common Stock, the exercise price per share of PTI Common Shares subject to such Option shall be adjusted using the Canadian dollar exchange rate based upon the average of the noon buying rate expressed to the fourth decimal place for each of the Business Days in the Measurement Period as reported by the Bank of Canada. If the foregoing calculation results in a converted Option being exercisable for a fraction of a share of OSI Common Stock, then the number of shares of OSI Common Stock subject to such Option will be rounded down to the nearest whole number of shares, and the exercise price per whole share of OSI Common Stock will be as determined above. The obligations of PTI under the Options as so converted shall be assumed by OSI and OSI shall be substituted for PTI under the Option Agreements. Except as provided in this paragraph (d), the term and all other terms and conditions of the Options in effect immediately prior to giving effect to the Arrangement shall govern the Options.

         (u) PTI Holdco Sub shall acquire all of the issued and outstanding New PTI Shares from PTI Holdco in exchange for an equal number of common shares in the capital of PTI Holdco Sub.

2.2      TAX MATTERS

         (a) Holders of Exchangeable Shares who acquired them pursuant to the transfers referred to above (the "Eligible Holders") shall be entitled to make an election pursuant to subsection 85(1) of the ITA and any corresponding applicable provincial legislation with respect to the transfer of their New PTI Shares to PTI Holdco as provided above by providing two signed copies of the necessary election forms to PTI Holdco within 90 days following the Effective Date, duly completed with the details of the number of shares transferred, the adjusted cost base of those shares and such agreed amounts as shall be determined by the Eligible Holders for the purposes of such elections. Thereafter, subject to the election forms complying with the provisions of the ITA and any corresponding applicable provincial legislation, the forms will be signed by PTI Holdco and returned to the Eligible Holders within 30 days of receipt of such elections by PTI Holdco for filing with Canada Customs and Revenue Agency or any corresponding applicable provincial agency.

         (b) The applicable agreed amount for the purposes of any election to be made in accordance with Section 2.2(a) must comply with the following rules:

               (i) the agreed amount may not be less than the fair market value, on the Effective Date, of the consideration (other than Exchangeable Shares) received by an Eligible Holder for the disposition to PTI Holdco of the New PTI Shares to which the election applies;

               (ii) the agreed amount may not be less than the lesser of (A) the adjusted cost base to the Eligible Holder of the New PTI Shares to which the election applies, determined immediately before the time of the exchange, and (B) the fair market value of such New PTI Shares at that time;

               (iii) the agreed amount may not exceed the fair market value of the New PTI Shares to which the election applies at the time of the exchange.

                                   ARTICLE 3
                                RIGHTS OF DISSENT

3.1      RIGHTS OF DISSENT

         Registered Shareholders may exercise rights of dissent with respect to their PTI Common Shares pursuant to and in the manner set forth in section 184 of the ABCA (as modified by the

Interim Order) and this Section 3.1 (the "Dissent Procedures") in connection with the Arrangement, and holders who duly exercise such rights of dissent and who:

         (a) are ultimately entitled to be paid fair value for the PTI Common Shares shall be deemed to have transferred such PTI Common Shares to PTI for cancellation on the Effective Date; or

         (b) are ultimately not entitled, for any reason, to be paid the fair value for their PTI Common Shares shall be deemed to have participated in the Arrangement on the same basis as any nondissenting Shareholder, as the case may be, but in no case shall PTI be required to recognize such holders as Shareholders on and after the Effective Time, and the names of such persons shall be deleted from the registers of Shareholders at the Effective Time.

                                   ARTICLE 4
                       CERTIFICATES AND FRACTIONAL SHARES

4.1      ISSUANCE OF CERTIFICATES REPRESENTING EXCHANGEABLE SHARES

         At or promptly after the Effective Time, PTI Holdco shall deposit with the Depositary, for the benefit of the Shareholders who ultimately exchanged their PTI Common Shares for Exchangeable Shares pursuant to the Arrangement, certificates representing the Exchangeable Shares issued pursuant to the Arrangement upon the exchange. Upon surrender to the Depositary of a certificate which immediately prior to the Effective Time represented outstanding PTI Common Shares, and such additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall forthwith deliver to such holder, a certificate representing that number (rounded down to the nearest whole number) of Exchangeable Shares which such holder has the right to receive pursuant to the Arrangement (together with any dividends or distributions with respect thereto pursuant to Section 4.2 and any cash in lieu of fractional Exchangeable Shares pursuant to Section 4.3), and any certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of PTI Common Shares which is not registered in the transfer records of PTI, a certificate representing the proper number of Exchangeable Shares (together with any dividends or distributions with respect thereto pursuant to Section 4.2 and any cash in lieu of fractional Exchangeable Shares pursuant to Section 4.3) shall be delivered to a transferee if the certificate representing such PTI Common Shares is presented to the Depositary, accompanied by all documents required to evidence and effect such transfer. Until surrendered as contemplated by this Section 4.1, each certificate which immediately prior to the Effective Time represented outstanding PTI Common Shares shall be deemed at any time after the Effective Time, but subject to Section 4.8, to represent only the right to receive upon such surrender (a) the certificate representing Exchangeable Shares as contemplated by this Section 4.1, (b) a cash payment in lieu of any fractional Exchangeable Shares as contemplated by Section 4.3 and (c) any dividends or distributions with a record date after the Effective Time theretofore paid or payable with respect to Exchangeable Shares as contemplated by Section 4.2.

4.2      DIVIDENDS AND OTHER DISTRIBUTIONS

         No dividends or other distributions declared or made after the Effective Time with respect to the Exchangeable Shares with a record date after the Effective Time shall be paid to the holder of any formerly outstanding PTI Common Shares which were not exchanged pursuant to Section 2.1, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 4.3 (and no interest will be earned and payable thereon), unless and until the certificate representing such PTI Common Shares shall be surrendered in accordance with Section 4.1. Subject to applicable law and to Section 4.8, at the time of such surrender of any such certificate (or, in the case of clause
(c) below, at the appropriate payment date), there shall be paid to the holder of the Exchangeable Shares resulting from such exchange, in all cases without interest, (a) the amount of any cash payable in lieu of a fractional Exchangeable Share to which such holder is entitled pursuant to Section 4.3, (b) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such Exchangeable Shares, and
(c) the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such Exchangeable Shares.

4.3      NO FRACTIONAL SHARES

         No certificates or scrip representing fractional Exchangeable Shares shall be issued upon the surrender for exchange of certificates pursuant to
Section 4.1, and such fractional interests shall not entitle the owner thereof to vote or to possess or exercise any rights as a security holder of PTI Holdco. In lieu of any such fractional interests, each person entitled thereto will receive an amount of cash (rounded to the nearest whole cent), without interest, equal to the product of (a) such fractional interest, multiplied by (b) the OSI IPO Price, such amount to be provided to the Depositary by PTI Holdco upon request.

4.4      ISSUANCE OF CERTIFICATES REPRESENTING OSI COMMON STOCK

         At or promptly after the Effective Time, OSI shall deposit with the Depositary, for the benefit of the U.S. PTI Shareholders who ultimately exchanged their PTI Common Shares for shares of OSI Common Stock pursuant to
Section 2.1(c) of the Arrangement, certificates representing the shares of OSI Common Stock issued pursuant to the Arrangement upon the exchange. Upon surrender to the Depositary of a certificate which immediately prior to the Effective Time represented outstanding PTI Common Shares, and such additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall forthwith deliver to such holder, a certificate representing that number (rounded down to the nearest whole number) of shares of OSI Common Stock which such holder has the right to receive pursuant to Section 2.1(c) of the Arrangement (together with any dividends or distributions with respect thereto pursuant to Section 4.5 and any cash in lieu of fractional Exchangeable Shares pursuant to Section 4.6), and any certificate so surrendered shall forthwith be canceled. Until surrendered as contemplated by this Section 4.4, each certificate held by a U.S. PTI Shareholder which immediately prior to the Effective Time represented outstanding PTI Common Shares shall be deemed at any time after the Effective Time, but subject to
Section 4.8, to represent only the right to receive upon such surrender (a) the certificate representing shares of OSI Common Stock as contemplated by this
Section 4.4, (b) a cash payment in lieu of any fractional share of OSI Common Stock as contemplated by Section 4.6 and (c) any dividends or distributions with a record date after the Effective Time theretofore paid or payable with respect to OSI Common Stock as contemplated by Section 4.5.

4.5      DIVIDENDS AND OTHER DISTRIBUTIONS

         No dividends or other distributions declared or made after the Effective Time with respect to the OSI Common Stock with a record date after the Effective Time shall be paid to the U.S. PTI Shareholder of any formerly outstanding PTI Common Shares which were not exchanged pursuant to Section 2.1, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 4.6 (and no interest will be earned and payable thereon), unless and until the certificate representing such PTI Common Shares shall be surrendered in accordance with Section 4.4. Subject to applicable law and to Section 4.8, at the time of such surrender of any such certificate (or, in the case of clause (c) below, at the appropriate payment date), there shall be paid to the holder of the shares of OSI Common Stock resulting from such exchange, in all cases without interest, (a) the amount of any cash payable in lieu of a fractional share of OSI Common Stock to which such holder is entitled pursuant to Section 4.6, (b) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such OSI Common Stock, and (c) the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such OSI Common Stock.

4.6      NO FRACTIONAL SHARES

         No certificates or scrip representing fractional shares of OSI Common stock shall be issued upon the surrender for exchange of certificates pursuant to Section 4.4, and such fractional interests shall not entitle the owner thereof to vote or to possess or exercise any rights as a security holder of OSI. In lieu of any such fractional interests, each U.S. PTI Shareholder entitled thereto will receive an amount of cash (rounded to the nearest whole cent), without interest, equal to the product of (a) such fractional interest, multiplied by (b) the OSI IPO Price, such amount to be provided to the Depositary by OSI upon request.

4.7      LOST CERTIFICATES

         If any certificate which immediately prior to the Effective Time represented outstanding PTI Common Shares which were exchanged pursuant to
Section 2.1 has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, certificates representing Exchangeable Shares (together with any dividends or distributions with respect thereto pursuant to Section 4.2 and any cash in lieu of a fractional Exchangeable Share pursuant to Section 4.3) or, in the case of a U.S. PTI Shareholder, certificates representing shares of OSI Common Stock (together with any dividends or distributions with respect thereto pursuant to Section 4.5 and any cash in lieu of a fractional share of OSI Common Stock pursuant to Section 4.6) deliverable in respect thereof as determined in accordance with Section 2.1. When seeking such certificate and payment in exchange for any lost, stolen or destroyed certificate, the person to whom certificates representing Exchangeable Shares are to be issued shall, as a condition precedent to the issuance thereof, give a bond satisfactory to PTI Holdco, OSI and the Transfer Agent, as the case may be, in such sum as PTI Holdco or OSI may direct or otherwise indemnify PTI Holdco, OSI and the Transfer Agent in a manner satisfactory to PTI Holdco, OSI and the Transfer Agent against any claim that may be made against PTI Holdco, OSI or the Transfer Agent with respect to the certificate alleged to have been lost, stolen or destroyed.

4.8      EXTINGUISHMENT OF RIGHTS

         Any certificate which immediately prior to the Effective Time represented outstanding PTI Common Shares which were exchanged pursuant to
Section 2.1 and has not been deposited, with all other instruments required by
Section 4.1, on or prior to the sixth anniversary of the Effective Date shall cease to represent a claim or interest of any kind or nature as a Shareholder or a holder of Exchangeable Shares or shares of OSI Common Stock. On such date, (a) the Exchangeable Shares (and any dividends or distributions with respect thereto and any cash pursuant to Section 4.3) to which the former registered holder of the certificate referred to in the preceding sentence (other than a U.S. PTI Shareholder) was ultimately entitled (or, if the Automatic Redemption Date has occurred, the resulting shares of OSI Common Stock) shall be deemed to have been surrendered to PTI Holdco (or, in the event that the Automatic Redemption Date has occurred, OSI), together with all entitlements to dividends, distributions, cash and interest thereon held for such former registered holder, for no consideration and such shares shall thereupon be canceled and the name of the former registered holder shall be removed from the register of holders of such shares; (b) the shares of OSI Common Stock (and any dividends or distributions with respect thereto and any cash pursuant to Section 4.6) to which the former U.S. PTI Shareholder referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered to OSI, together with all entitlements to dividends, distributions, cash and interest thereon held for such former U.S. PTI Shareholder for no consideration and such shares shall thereupon be cancelled and the name of the former U.S. PTI Shareholder shall be removed from the register of holders of such shares.

                                   ARTICLE 5

                                    AMENDMENT

5.1      PLAN OF ARRANGEMENT AMENDMENT

         PTI reserves the right to amend, modify and/or supplement this Plan of Arrangement from time to time at any time prior to the Effective Time provided that any such amendment, modification or supplement must be contained in a written document that is (a) agreed to by OSI and PTI Holdco, (b) filed with the Court and, if made following the Meeting, approved by the Court and (c) communicated to Shareholders and Optionholders in the manner required by the Court (if so required).

         Any amendment, modification or supplement to this Plan of Arrangement may be proposed by PTI at any time prior to or at the Meeting (provided that OSI and PTI Holdco shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

         Any amendment, modification or supplement to this Plan of Arrangement which is approved by the Court following the Meeting shall be effective only (a) if it is consented to by PTI, (b) if it is consented to by OSI and PTI Holdco and (c) if required by the Court or applicable law, it is consented to by the Shareholders, Optionholders or the holders of Exchangeable Shares, as the case may be.

         Notwithstanding the foregoing, this Plan of Arrangement may be amended in the manner contemplated by Section 11.9(d) of the Combination Agreement prior to, at or following the Meeting and prior to or following the approval of this Plan of Arrangement by the Court without notice to or the consent or approval of the Shareholders, Optionholders, holders of Exchangeable Shares, or the Court.

                                   APPENDIX A
                           TO THE PLAN OF ARRANGEMENT

THIS AGREEMENT OF AMALGAMATION is made this o day of o, 2000

AMONG:

                  PTI GROUP INC., a corporation, amalgamated under the laws of the Province of Alberta (herein called "PTI")

                                                               OF THE FIRST PART

                  - and -

                  o ALBERTA INC., a corporation incorporated under the laws of the Province of Alberta (herein called "PTI Amalco")

                                                             OF THE SECOND PART.

RECITALS:

A. As part of an arrangement involving PTI, PTI Amalco and PTI Holdco Inc. ("PTI Holdco") (the "Arrangement") under Section 186 of the Business Corporations Act (Alberta) being Chapter B-15 of the Statutes of Alberta, 1981 (the "Act") pursuant to a Plan of Arrangement (the "Plan") which was approved by an order of the Court of Queen's Bench of Alberta on the o day of o, 2000, PTI and PTI Amalco (herein sometimes referred to jointly as the "Amalgamating Corporations" and either one of which may hereinafter be referred to as an "Amalgamating Corporation"), each being a valid and subsisting corporation in good standing under the Act, have agreed to amalgamate upon the terms and conditions and in accordance with the mode of carrying the amalgamation into effect, as set out in the Plan and in this Agreement;

B. PTI was amalgamated under the laws of Alberta the 8th day of January, 1997;

C. PTI is authorized to issue an unlimited number of common shares (the "PTI Common Shares"), of which 7,798,900 PTI Common Shares are presently issued and outstanding as fully paid and non-assessable shares in the capital of PTI;

D. PTI Amalco was incorporated under the laws of the Province of Alberta on the o day of o, 2000 and is a wholly owned subsidiary of PTI Holdco;

E. PTI Amalco is authorized to issue an unlimited number of Common Voting Shares of which o Common Voting Shares are presently issued and outstanding as fully paid and non-assessable shares in the capital of PTI Amalco;

F. Each of the Amalgamating Corporations has made full disclosure to the other of all their respective assets and liabilities.

NOW THEREFORE THIS AGREEMENT WITNESSETH that for and in consideration of the mutual promises herein contained and other good and valuable consideration, the parties agree each with the other as follows:

1. The Amalgamating Corporations shall amalgamate and continue as one corporation (herein sometimes referred to as the "Amalgamated Corporation") under the provisions of the Act upon the terms and conditions, and in accordance with the mode of carrying the amalgamation into effect, as hereinafter set out;

2.       The name of the Amalgamated Corporation shall be "PTI Group Inc.";

3. The Registered Office of the Amalgamated Corporation shall be 2900, 10180 - 101 Street, Edmonton, Alberta, T5J 3V5;

4. The Amalgamated Corporation shall be authorized to issue an unlimited number of Class A Common Shares, an unlimited number of Class B Common Shares, an unlimited number of Class C Common Shares and an unlimited number of Class D Common Shares of which o Class A Common Shares, o Class B Common Shares, o Class C Common Shares and o Class D Common Shares shall be issued and outstanding on the basis hereinafter set out;

5. There shall be no restrictions on the business the Amalgamated Corporation may carry on or on the powers of the Amalgamated Corporation may exercise;

6. The right to transfer shares of the Amalgamated Corporation shall be restricted in that no shares shall be transferred without the approval of the Board of Directors;

7. The number of shareholders of the Amalgamated Corporation exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Amalgamated Corporation, were, while in that employment, and have continued after the termination of that employment to be shareholders of the Amalgamated Corporation, is limited to not more than fifty, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder;

8. Any invitation to the public to subscribe for any securities of the Amalgamated Corporation shall be prohibited;

9. Upon the amalgamation of the Amalgamating Corporations and their continuance as one corporation becoming effective:

         (a) the Amalgamating Corporations' property shall continue to be the property of the Amalgamated Corporation;

         (b) the Amalgamated Corporation shall continue to be liable for the Amalgamating Corporations' obligations;

         (c) an existing cause of action, claim or liability to the prosecution relating to one or both of the Amalgamating Corporations shall be unaffected;

         (d) a civil, criminal or administrative action or proceeding pending by or against one or both of the Amalgamating Corporations may be continued to be prosecuted by or against the Amalgamated Corporation;

         (e) a conviction against, or ruling, order or judgment in favour of or against, one or both of the Amalgamating Corporations may be enforced by or against the Amalgamated Corporation; and

         (f) the Amalgamated Corporation's articles of amalgamation shall be deemed to be its articles of incorporation and the Amalgamated Corporation's certificate of amalgamation shall be deemed to be its certificate of incorporation;

10. The names, occupations and places of residence of the first directors and officers of the Amalgamated Corporation shall be:

       NAME AND OCCUPATION                     ADDRESS                            OFFICE HELD
       -------------------                     -------                            -----------
                o                                 o                Director, President and Secretary
                o                                 o                Director


11. The foregoing first directors shall hold office until the first meeting of shareholders of the Amalgamated Corporation, or until their successors are elected or appointed. Subject to the provisions of the Act and any unanimous shareholder agreement, the Board of Directors shall manage the business and affairs of the Amalgamated Corporation;

12. The Articles of Amalgamation of the Amalgamated Corporation shall be those attached hereto as Schedule "A";

13. Until repealed, amended, altered or added to, so far as applicable, the by-laws of PTI at the time of the Amalgamation becomes effective shall be the by-laws of the Amalgamated Corporation, a copy of which is attached hereto as Schedule "B";

14. The manner of converting the authorized and issued capital of each of the Amalgamating Corporations into that of the Amalgamated Corporation shall be as follows:

         (a) the Amalgamated Corporation shall issue to PTI Holdco one Class A Common Share for each of its PTI Common Shares;

         (b) the Amalgamated Corporation shall issue to PTI Holdco one Class A Common Share for each of its common shares in the capital of PTI Amalco;

         (c) the Amalgamated Corporation shall issue to 812375 Alberta Ltd. ("812375") one Class B Common Share for each of its PTI Common Shares;

         (d) the Amalgamated Corporation shall issue to R.J.M. Equities Inc. ("RJM") one Class C Common Share for each of its PTI Common Shares;

         (e) the Amalgamated Corporation shall issue to each of the holders of PTI Common Shares, other than 812375, RJM and PTI Holdco and holders of PTI Common Shares in respect of which rights of dissent have been exercised pursuant to Article 3 of the Plan and which have been cancelled pursuant to Section 2.1(a) thereof, one Class D Common Share for each of their PTI Common Shares;

15. The Arrangement has been considered and ratified by the holders of the shares of the Amalgamating Corporations and of PTI at special meetings called for this purpose or by resolutions in writing signed by all shareholders entitled to vote on that resolution, as the case may be; and

16. To the extent that there is any conflict or inconsistency between the terms of this Agreement and the Plan the terms of the Plan shall prevail and the terms of this Agreement shall be amended accordingly.

         IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the day and year first written above.


                                        PTI GROUP INC.


                                        Per:
                                           -----------------------------------

                                        o ALBERTA INC.


                                        Per:
                                           -----------------------------------

                                  SCHEDULE "A"

                       ARTICLES OF AMALGAMATED CORPORATION


A. The Corporation is authorized to issue an unlimited number of Class A Common Shares, Class B Common Shares, Class C Common Shares and Class D Common Shares having attached thereto the following rights, privileges, restrictions and conditions:

I.       CLASS A COMMON SHARES

         1.1      Dividends

                  (i) Subject to the rights attaching to any other classes of shares ranking prior to the Class A Common Shares, holders of Class A Common Shares have a right to receive dividends when declared by the Board of Directors out of property of the Corporation legally available therefor.

         1.2      Liquidation

                  (i) Subject to the rights attaching to any other classes of shares ranking prior to the Class A Common Shares, the holders of Class A Common Shares shall, upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation for the purpose of winding-up its affairs, be entitled to receive the remaining property and assets of the Corporation pro rata with the Class B Common, Class C Common and Class D Common Shares.

         1.3      Voting

                  (i) The holders of the Class A Common Shares shall be entitled to receive notice of and to attend all meetings of shareholders (other than separate meetings of other classes or series of shares), and shall be entitled to one vote for each Class A Common Share held.


II.      CLASS B COMMON SHARES

         1.1      Dividends

                  (i) Subject to the rights attaching to any other classes of shares ranking prior to the Class B Common Shares, holders of Class B Common Shares have a right to receive dividends when declared by the Board of Directors out of property of the Corporation legally available therefor.

         1.2      Liquidation

                  (i) Subject to the rights attaching to any other classes of shares ranking prior to the Class B Common Shares, the holders of Class B Common Shares shall, upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation for the purpose of winding-up its affairs, be entitled to receive the remaining property and assets of the Corporation pro rata with the Class A Common, Class C Common and Class D Common Shares.

         1.3      Voting

                  (i) The holders of the Class B Common Shares shall be entitled to receive notice of and to attend all meetings of shareholders (other than separate meetings of other classes or series of shares), and shall be entitled to one vote for each Class B Common Share held.


III.     CLASS C COMMON SHARES

         1.1      Dividends

                  (i) Subject to the rights attaching to any other classes of shares ranking prior to the Class C Common Shares, holders of Class C Common Shares have a right to receive dividends when declared by the Board of Directors out of property of the Corporation legally available therefor.

         1.2      Liquidation

                  (i) Subject to the rights attaching to any other classes of shares ranking prior to the Class C Common Shares, the holders of Class C Common Shares shall, upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation for the purpose of winding-up its affairs, be entitled to receive the remaining property and assets of the Corporation pro rata with the Class A Common, Class B Common and Class D Common Shares.

         1.3      Voting

                  (i) The holders of the Class C Common Shares shall be entitled to receive notice of and to attend all meetings of shareholders (other than separate meetings of other classes or series of shares), and shall be entitled to one vote for each Class C Common Share held.

IV.      CLASS D COMMON SHARES

         1.1      Dividends

                  (i) Subject to the rights attaching to any other classes of shares ranking prior to the Class D Common Shares, holders of Class D Common Shares have a right to receive dividends when declared by the Board of Directors out of property of the Corporation legally available therefor.

         1.2      Liquidation

                  (i) Subject to the rights attaching to any other classes of shares ranking prior to the Class D Common Shares, the holders of Class D Common Shares shall, upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation for the purpose of winding-up its affairs, be entitled to receive the remaining property and assets of the Corporation pro rata with the Class A Common, Class B Common and Class C Common Shares.

         1.3      Voting

                  (i) The holders of the Class D Common Shares shall be entitled to receive notice of and to attend all meetings of shareholders (other than separate meetings of other classes or series of shares), and shall be entitled to one vote for each Class D Common Share held.

                                  SCHEDULE "B"





                                 BY-LAW NUMBER 1

                           A BY-LAW RELATING GENERALLY
                            TO THE TRANSACTION OF THE
                             BUSINESS AND AFFAIRS OF
                                 PTI GROUP INC.

                                     PART I
                         DEFINITIONS AND INTERPRETATION

SECTION 1.1 DEFINITIONS

In the By-laws, unless the context otherwise requires:

(a) "Act" means the Business Corporations Act (Alberta), .as amended, and all regulations under the Act in force from time to time;

(b)      "appoint" includes elect and vice versa;

(c) "Articles" includes the original or restated articles of incorporation, articles of amendment, articles of amalgamation, articles of continuance, articles of reorganization, articles of arrangement, articles of dissolution and articles of revival of the Corporation, and any amendment to any of them;

(d)      "Board" means the board of directors of the Corporation;

(e) "By-laws" means this by-law and all other by-laws of the Corporation from time to time in force;

(f)      "Corporation" means PTI Group Inc.;

(g) "Director" means an individual who is duly elected or appointed as a director of the Corporation;

(h) "Indemnified Party" has the meaning set out in section 5.2 for purposes of that section;

(i)      "Officer" means any officer of the Corporation appointed by the Board;
         and

(j)      "Shareholder" means a shareholder of the Corporation.

SECTION 1.2 INTERPRETATION

In the By-laws, except if defined in section 1.1 or the context does not permit:

(a) words and expressions defined in the Act have the meaning given to them in the Act;

(b)      words importing the singular include the plural and vice versa;

(c)      words importing gender include masculine, feminine and neuter genders;
         and

(d)      words importing persons include bodies corporate.

SECTION 1.3 HEADINGS

The headings used in the By-laws are inserted for convenience of reference only. The headings are not to be considered or taken into account in construing the terms of the By-laws nor are they to be deemed in any way to clarify, modify or explain the effect of any term of the By-laws.

SECTION 1.4 BY-LAWS SUBJECT TO THE ACT, ETC.

The By-laws are subject to the Act, any unanimous shareholder agreement relating to the Corporation and the Articles, in that order.


                                     PART II
                                  SHAREHOLDERS

SECTION 2.1 PLACE AND TIME OF MEETINGS

Meetings of Shareholders may be held at the place within Alberta and at the time the Board determines. A meeting of Shareholders may be held outside Alberta if all the Shareholders entitled to vote at that meeting agree to holding the meeting outside Alberta. A Shareholder who attends a meeting of Shareholders held outside Alberta is deemed to have agreed to holding the meeting outside Alberta, except when the Shareholder attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully held.

SECTION 2.2 CALLING OF MEETINGS

The Board must call an annual meeting of Shareholders not later than 15 months after holding the last preceding annual meeting and may at any time call a special meeting of Shareholders to be held at the place within Alberta and at the time the Board determines.

SECTION 2.3 NOTICE OF MEETINGS

Notice of the time and place of a meeting of Shareholders must be sent not less than 21 days and not more than 50 days before the meeting:

(a)      to each Shareholder entitled to vote at the meeting;

(b)      to each Director; and

(c)      to the auditor of the Corporation.

SECTION 2.4 NOTICE TO JOINT SHAREHOLDERS

If two or more persons are registered as joint holders of any share, notice to one of those persons is sufficient notice to all of them. A notice must be addressed to all those joint holders and the address to be used by the Corporation must be the address appearing in the securities register of the Corporation in respect of that joint holding or the first address appearing if there is more than one address.

SECTION 2.5 FAILURE TO GIVE NOTICE

The accidental failure to give notice of a meeting of Shareholders to any person entitled to a notice or any error in a notice not affecting its substance does not invalidate any action taken at the meeting to which the notice relates.

SECTION 2.6 WAIVER OF NOTICE

A Shareholder or any other person entitled to attend a meeting of Shareholders may waive, in any manner, notice of a meeting of Shareholders. Attendance of a Shareholder or other person at a meeting of Shareholders is a waiver of notice of the meeting, except when the Shareholder or other person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

SECTION 2.7 NOTICE OF ADJOURNED MEETINGS

With the consent of the Shareholders present at a meeting of Shareholders, the chairperson may adjourn that meeting to another fixed time and place. If a meeting of Shareholders is adjourned by one or more adjournments for an aggregate of less than 30 days, it is not necessary to give notice of the adjourned meeting, other than by verbal announcement at the time of the adjournment. If a meeting of Shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting must be given as for the original meeting.

SECTION 2.8 PERSONS ENTITLED TO BE PRESENT

The only persons entitled to be present at a meeting of Shareholders are:

(a)  the Shareholders entitled to vote at the meeting;

(b) any individual authorized by a resolution of the directors or governing body of a body corporate or association which is a Shareholder entitled to vote at the meeting;

(c)  the Directors and Officers;

(d)  the auditor of the Corporation; and

(e) any others who, although not entitled to vote, are entitled or required under any provision of the Act, any unanimous shareholder agreement, the Articles or the By-laws to be present at the meeting.

Any other person may be admitted only on the invitation of the chairperson of the meeting or with the consent of the meeting.

SECTION 2.9 MEETING BY TELEPHONE

Any person described in paragraphs (a) through (e) of section 2.8 may participate in a meeting of the Shareholders by means of telephone or other communication facilities that permit all persons participating in the meeting to hear each other. A Shareholder participating in a meeting by means of telephone or other communication facilities is deemed to be present at the meeting.

SECTION 2.10 QUORUM

A quorum of Shareholders is present at a meeting of Shareholders if the holders of a majority of the shares entitled to vote at the meeting are present in person or represented by proxy.

SECTION 2.11 LOSS OF QUORUM

If a quorum is present at the opening of a meeting of Shareholders, the Shareholders present may proceed with the business of the meeting, even if a quorum is not present throughout the meeting.

SECTION 2.12 CHAIRPERSON

The chairperson of any meeting of Shareholders will be the first mentioned of the following Officers (if appointed) present at the meeting: Chairman of the Board, President, Senior Vice-President or any other Vice-President. If none of the Chairman of the Board, President or Senior Vice-President is present at the meeting, and if more than one Vice-President is present, the first Vice-President to arrive will be chairperson of the meeting. If none of the foregoing Officers is present, the Shareholders present and entitled to vote at the meeting may choose a chairperson from among those individuals present.

SECTION 2.13 PROCEDURE AT MEETINGS

The chairperson of any meeting of Shareholders will conduct the proceedings at the meeting in all respects. The chairperson's decision on any matter or thing relating to procedure, including, without limiting the generality of the foregoing, any question regarding the validity of any instrument of proxy, is conclusive and binding upon the Shareholders.

SECTION 2.14 VOTING

Voting at a meeting of Shareholders must be by a show of hands of those present in person or represented by proxy or by a verbal poll of those present by telephone or other communication facilities. If a ballot is required by the chairperson of the meeting or is demanded by a Shareholder or proxy entitled to vote at the meeting, either before or on. the declaration of the result of a vote by a show of hands or verbal poll, voting must be by ballot. A demand for a ballot may be withdrawn at any time before the ballot is taken. If a ballot is taken on a question, a prior vote on that question by show of hands or verbal poll has no effect. At every meeting a Shareholder present in person or represented by proxy or present by telephone or other communication facilities and entitled to vote has one vote on a show of hands and, subject to the Articles, one vote on a ballot for each share held.

SECTION 2.15 DECISION ON QUESTIONS

At every meeting of Shareholders all questions proposed for the consideration of Shareholders must be decided by the majority of votes, unless otherwise required by the Act or the Articles. In the case of an equality of votes, the chairperson does not, either on a show of hands or verbal poll or on a ballot, have a casting vote in addition to the vote or votes to which the chairperson may be entitled as a Shareholder or proxy.

SECTION 2.16 RESOLUTION IN LIEU OF MEETING

A resolution in writing signed by all the Shareholders entitled to vote on that resolution is as valid as if it had been passed at a meeting of the Shareholders. A resolution in writing may be signed in one or more counterparts, all of which together constitute the same resolution. A facsimile of a signed counterpart of a resolution in writing is as valid as an originally signed counterpart.


                                    PART III
                                    DIRECTORS

SECTION 3.1 NUMBER OF DIRECTORS

The Board consists of that number of Directors as the Shareholders may determine from time to time by ordinary resolution, but there must not be less than the minimum and not more than the maximum number of Directors permitted by the Articles at any one time.

SECTION 3.2 ELECTION AND TERM OF OFFICE

At each annual meeting of Shareholders at which an election of Directors is required, the Shareholders, by ordinary resolution, must elect Directors to hold office for a term expiring not later than the close of the next annual meeting of Shareholders following the election.

SECTION 3.3 CALLING OF MEETINGS

The Chairman of the Board, if any, the President or any Director may call a meeting of Directors. A meeting of Directors may be held at any place within the municipality in which the registered office of the Corporation is located or at any other place determined by the Board.

SECTION 3.4 NOTICE OF MEETINGS

Notice in writing of the time and place of a meeting of Directors must be sent to each Director not less than 48 hours before the time fixed for that meeting.

SECTION 3.5 FAILURE TO GIVE NOTICE

The accidental failure to give notice of a meeting of Directors to any Director entitled to a notice or any error in a notice not affecting its substance does not invalidate any action taken at the meeting to which the notice relates.

SECTION 3.6 WAIVER OF NOTICE

A Director may waive, in any manner, notice of a meeting of Directors. Attendance of a Director at a meeting of Directors is a waiver of notice of the meeting, except when the Director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

SECTION 3.7 MEETINGS WITHOUT NOTICE

No notice of meeting need be given:

(a) to a newly elected Board following its election at an annual or special meeting of Shareholders; or

(b) for a meeting of Directors at which a Director is appointed to fill a vacancy in the Board,

if a quorum is present.

SECTION 3.8 MEETING BY TELEPHONE

If all the Directors consent, a Director may participate in a meeting of Directors or of a committee of Directors by means of telephone or other communication facilities that permit all persons participating in the meeting to hear each other. A Director participating in a meeting by means of telephone or other communication facilities is deemed to be present at the meeting.

SECTION 3.9 QUORUM

From time to time the Directors may fix the quorum for meetings of Directors or of a committee of Directors, but unless so fixed, a majority of the Directors or of a committee of Directors constitutes a quorum and, to the extent required by the Act, no business may be transacted unless at least one-half of the Directors present are resident Canadians.

SECTION 3.10 CHAIRPERSON OF MEETINGS

The chairperson of any meeting of Directors will be the first mentioned of the following Officers (if appointed) who is a Director and is present at the meeting: Chairman of the Board, President, Senior Vice-President or any other Vice-President. If none of the Chairman of the Board, President or Senior Vice-President is present at the meeting, and if more than one Vice-President is present, the first Vice-President to arrive will be chairperson of the meeting. If none of the foregoing Officers is present, the Directors present may choose one of their number to be chairperson of the meeting.

SECTION 3.11 DECISION ON QUESTIONS

At every meeting of Directors all questions proposed for the consideration of the Directors must be decided by the majority of votes. In the case of an equality of votes, the chairperson does not have a casting vote.

SECTION 3.12 RESOLUTION IN LIEU OF MEETING

A resolution in writing signed by all the Directors entitled to vote on that resolution at a meeting of Directors or committee of Directors is as valid as if it had been passed at a meeting of Directors or committee of Directors. A resolution in writing may be signed in one or more counterparts, all of which together constitute the same resolution. A facsimile of a signed counterpart of a resolution in writing is as valid as an originally signed counterpart.

SECTION 3.13 BORROWING POWER

Without authorization of the Shareholders, the Directors may authorize the Corporation to:

(a)      borrow money on the credit of the Corporation;

(b)      issue, reissue, sell or pledge debt obligations of the Corporation;

(c) subject to section 42 of the Act, give a guarantee on behalf of the Corporation to secure performance of an obligation of any person; and

(d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation.

The Directors, by resolution, may delegate to a Director, a committee of Directors or an Officer all or any of the powers conferred on them by this section.

SECTION 3.14 COMPENSATION

The Corporation may pay to the Directors the remuneration fixed by the Board and may reimburse the Directors in respect of transportation and other expenses actually incurred in attending meetings of the Directors or in otherwise performing the duties of their office.

                                     PART IV
                                    OFFICERS

SECTION 4.1 APPOINTMENT OF OFFICERS

The Directors may designate offices of the Corporation and appoint individuals to those offices as they consider advisable. No Officer need be a Director. The same individual may hold two or more offices of the Corporation.

SECTION 4.2 TERM OF OFFICE

All Officers are subject to removal by the Directors, with or without cause. An Officer may resign at any time by giving notice to the Board.

SECTION 4.3 DUTIES OF OFFICERS

Subject to any limitations imposed by the Act, any unanimous shareholder agreement or the Articles, an Officer has all the powers and authority and must perform all the duties usually incident to, or specified by the By-laws or the Board for, the office held.


                                     PART V
                          LIABILITY AND INDEMNIFICATION

SECTION 5.1 LIMITATION OF LIABILITY

Every Director and Officer in exercising the powers and discharging the duties of office must act honestly and in good faith with a view to the best interests of the Corporation and must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. No Director or Officer is liable for:

(a) the acts, omissions or defaults of any other Director or Officer or an employee of the Corporation,

(b) any loss, damage or expense incurred by the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation,

(c) the insufficiency or deficiency of any security in or upon which any of the money of the Corporation is invested,

(d) any loss or damage arising from the bankruptcy, insolvency or tortious or criminal acts of any person with whom any of the Corporation's money is, or securities or other property are, deposited,

(e)      any loss occasioned by any error of judgment or oversight, or

(f) any other loss, damage or misfortune which occurs in the execution of the duties of office or in relation to it, unless occasioned by the wilful neglect or default of that Director or Officer. Nothing in this By-law relieves any Director or Officer of any liability imposed by the Act or otherwise by law.

SECTION 5.2 INDEMNITY

Subject to the Act, the Corporation indemnifies a Director or Officer, a former Director or Officer and a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor (the "Indemnified Parties") and the heirs and legal representatives of each of them, against all costs, charges and expenses, which includes, without limiting the generality of the foregoing, the fees, charges and disbursements of legal counsel on an as-between-a-solicitor-and-his-own-client basis and an amount paid to settle an action or satisfy a judgment, reasonably incurred by an Indemnified Party, or the heirs or legal representatives of an Indemnified Party, or both, in respect of any action or proceeding to which any of them is made a party by reason of an Indemnified Party being or having been a director or officer of the Corporation or that body corporate, if:

(a) the Indemnified Party acted honestly and in good faith with a view to the best interests of the Corporation; and

(b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Indemnified Party had reasonable grounds for believing that the Indemnified Party's conduct was lawful.

The Corporation indemnifies an Indemnified Party and the heirs and legal representatives of an Indemnified Party in any other circumstances that the Act permits or requires. Nothing in this By-law limits the right of a person entitled to indemnity to claim indemnity apart from the provisions of this By-law.

SECTION 5.3 INSURANCE

The Corporation may purchase and maintain insurance for the benefit of a person referred to in section 5.2 against the liabilities and in the amounts the Act permits and the Board approves.

         ENACTED by the board the _____ day of ______________, 2000.

                                   APPENDIX B
                           TO THE PLAN OF ARRANGEMENT

                       SHARE CAPITAL AND OTHER PROVISIONS
                              TO BE INCLUDED IN THE
                RESTATED ARTICLES OF INCORPORATION OF PTI HOLDCO

                                A. SHARE CAPITAL

                    PROVISIONS ATTACHING TO THE COMMON SHARES

         The common shares ("Common Shares") in the capital of the Corporation shall have attached thereto the following rights, privileges, restrictions and conditions:

DIVIDENDS

         Subject to the prior rights of the Exchangeable Shares and any other shares ranking prior to the Common Shares, holders of Common Shares have a right to receive dividends when declared by the Board of Directors out of property of the Corporation legally available therefor.

LIQUIDATION

         Subject to the prior rights of the Exchangeable Shares and any other shares ranking prior to the Common Shares, the holders of Common Shares shall, upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation for the purpose of winding-up its affairs, be entitled to receive the remaining property and assets of the Corporation.

VOTING

         The holders of the Common Shares shall be entitled to receive notice of and to attend all meetings of shareholders (other than separate meetings of other classes or series of shares), and shall be entitled to one vote for each Common Share held.

                 PROVISIONS ATTACHING TO THE EXCHANGEABLE SHARES

         The Exchangeable Shares in the capital of the Corporation shall have the following rights, privileges, restrictions and conditions:

                                   ARTICLE 1
                                 INTERPRETATION

1.1 For the purposes of these rights, privileges, restrictions and conditions:

         "Act" means the Business Corporations Act (Alberta), as amended, consolidated or reenacted from time to time.

         "Aggregate Equivalent Vote Amount" means, with respect to any matter, proposition or question on which holders of OSI Common Stock are entitled to vote, consent or otherwise act, the product of (i) the number of Exchangeable Shares then issued and outstanding and held by holders (other than OSI and its Subsidiaries) multiplied by (ii) the number of votes to which a holder of one share of OSI Common Stock is entitled with respect to such matter, proposition or question.

         "Automatic Redemption Date" means the date for the automatic redemption by the Corporation of Exchangeable Shares pursuant to Article 7 of these share provisions, which date shall be the first to occur of (a) the date, if any, selected pursuant to this clause (a) by the Board of Directors of the Corporation, such date to be no earlier than the fifth anniversary of the Effective Date, (b) the date selected by the Board of Directors of the Corporation (such date to be no earlier than the third or fourth anniversary of the Effective Date of the Arrangement) at a time when less than 10% or 20%, respectively, of the number of Exchangeable Shares issuable on the Effective Date (other than Exchangeable Shares held by OSI and its Subsidiaries, and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Exchangeable Shares, any issuance or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into or carrying rights to acquire Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction involving or affecting the Exchangeable Shares), are outstanding, (c) the date the Board of Directors of the Corporation selects if an OSI Control Transaction occurs and the Board of Directors determines, in good faith and in its sole discretion, that it is not reasonable to substantially replicate the terms and conditions of the Exchangeable Shares in connection with such OSI Control Transaction and that the redemption of all but not less than all of the outstanding Exchangeable Shares is commercially or legally necessary to enable the completion of such OSI Control Transaction in accordance with its terms, (d) the Business Day following the day on which the holders of Exchangeable Shares fail to pass, at any meeting or vote, a resolution regarding any matter on which the holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation and which has been proposed by the Board of Directors of the Corporation, provided that this clause (d) shall not apply to any resolution to amend the Exchangeable Share Provisions, the Support Agreement or the Voting and Exchange Trust Agreement, or
(e) the Business Day following the day on which the holders of Exchangeable Shares fail to take the necessary action at a meeting or other vote of holders of Exchangeable Shares, if and to the extent such action is required, to approve or disapprove, as applicable, any change to, or in the rights of the holders of, Exchangeable Shares, if the approval or disapproval, as applicable, of such change would be required to maintain the economic and legal equivalence of the Exchangeable Shares and the OSI Common Stock.

         "Board of Directors" means the board of directors of the Corporation and any committee thereof acting within its authority.

         "Business Day" means any day other than a Saturday, a Sunday or a day when banks are not open for business in either or both of Houston, Texas and Edmonton, Alberta.

         "Canadian Dollar Equivalent" means in respect of an amount expressed in a foreign currency (the "Foreign Currency Amount") at any date the product obtained by multiplying:

         (a)      the Foreign Currency Amount by,

         (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such spot exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose.

         "Combination Agreement" means the agreement so entitled dated as of July o, 2000 by and among OSI, HWC Energy Services, Inc., Merger Sub-HWC, Inc., Sooner Inc., Merger Sub-Sooner, Inc. and PTI.

         "Common Shares" means the common shares in the capital of the Corporation.

         "Current Market Price" means, in respect of a share of OSI Common Stock on any date, the average of the closing price per share (computed and rounded to the third decimal point) of shares of OSI Common Stock during the period of 20 consecutive trading days ending not more than five trading days before such date on the New York Stock Exchange, or, if OSI Common Stock is not then traded on the New York Stock Exchange, on such other principal U.S. stock exchange or automated quotation system on which the OSI Common Stock is then listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if, in the opinion of the Board of Directors the public distribution or trading activity of OSI Common Stock during such period does not create a market which reflects the fair market value of a share of OSI Common Stock, then the Current Market Price of a share of OSI Common Stock shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

         "Effective Date" has the meaning ascribed thereto in the Plan of Arrangement.

         "Exchangeable Share Consideration" means, with respect to each Exchangeable Share, for any acquisition of or redemption of or distribution of assets of the Corporation in respect of or purchase pursuant to these share provisions, the Plan of Arrangement, the Support Agreement or the Voting and Exchange Trust Agreement:

         (a) the Current Market Price of one share of OSI Common Stock deliverable in connection with such action;

         (b) a cheque or cheques payable at par at any branch of the bankers of the payor in the amount of all declared, payable and unpaid, and all undeclared but payable, cash dividends deliverable in connection with such action; and

         (c) such stock or other property constituting any declared and unpaid, and all undeclared but payable, non-cash dividends deliverable in connection with such action, provided that (i) that part of the consideration which represents (a) above, shall be fully paid and satisfied by the delivery of one share of OSI Common Stock that is freely tradeable, such share to be duly issued as a fully paid and non-assessable share, (ii) that part of the consideration which represents (c), above, unpaid shall be fully paid and satisfied by delivery of such non-cash items, and (iii) any such consideration shall be delivered free and clear of any lien, claim, encumbrance, security interest or adverse claim or interest less any tax required to be deducted and withheld therefrom and without interest.

         "Exchangeable Share Price" means, for each Exchangeable Share, an amount equal to the aggregate of:

         (a)      the Current Market Price of a share of OSI Common Stock; plus

         (b) an additional amount equal to the full amount of all cash dividends declared, payable and unpaid on such Exchangeable Share; plus

         (c) an additional amount equal to all dividends declared and payable on OSI Common Stock which have not been declared on Exchangeable Shares in accordance herewith; plus

         (d) an additional amount representing non-cash dividends declared, payable and unpaid on such Exchangeable Share.

         "Exchangeable Shares" means the Exchangeable Shares of the Corporation having the rights, privileges, restrictions and conditions set forth herein.

         "freely tradeable", with respect to OSI Common Stock, means freely transferable under Canadian provincial securities laws and U.S. federal and state securities laws (pursuant to an effective resale shelf registration statement or otherwise and assuming the reasonable cooperation of the holder or recipient of OSI Common Stock in connection with any required resale shelf registration statement), except to the extent restrictions arise by reason of a person being a "control person" of OSI for the purposes of Canadian provincial securities laws or an "affiliate" of OSI for the purposes of United States federal or state securities laws, provided any trades in such securities are conducted through the facilities of a stock exchange outside Canada.

         "Liquidation Amount" has the meaning provided in Section 5.1.

         "Liquidation Call Right" has the meaning provided in the Restated Articles of Incorporation of the Corporation.

         "Liquidation Call Purchase Price" has the meaning provided in the Restated Articles of Incorporation of the Corporation.

         "Liquidation Date" has the meaning provided in Section 5.1.

         "OSI" means Oil States International, Inc., a corporation organized and existing under the laws of the State of Delaware and includes any successor corporation or any corporation in which the holders of OSI Common Stock hold securities resulting from the application of Section 2.7 of the Support Agreement.

         "OSI Call Notice" has the meaning provided in Section 6.3.

         "OSI Common Stock" means the shares of common stock of OSI, with a par value of U.S. $0.01 per share, having voting rights of one vote per share, and any other securities resulting from the application of Section 2.7 of the Support Agreement.

         "OSI Control Transaction" means any merger or amalgamation involving OSI, any tender offer for OSI, and any material sale of shares or rights or interests therein or thereto by OSI or similar transactions, or any proposal to do so, provided that upon completion of any such transaction the holders of OSI Common Stock immediately before such transaction would hold, directly or indirectly, less than 50% of the voting securities, or securities exchangeable or exercisable for or convertible into voting securities, of the merged or amalgamated corporation, the offeror or the purchaser, as the case may be.

         "OSI Dividend Declaration Date" means the date on which the board of directors of OSI declares any dividend on the OSI Common Stock.

         "OSI Special Share" means the one share of Special Voting Stock of OSI, with a par value of U.S. $0.0001, and having voting rights at meetings of holders of OSI Common Stock equal to the Aggregate Equivalent Voting Amount.

         "OSI ULC" has the meaning provided in the Voting and Exchange Trust Agreement.

         "PTI" means PTI Group Inc., a corporation organized and existing under the Act.

         "Plan of Arrangement" means the plan of arrangement involving and affecting PTI and the holders of common shares and options, PTI Amalco and the holders of its shares, the Corporation and the holders of its shares, OSI and OSI ULC under section 186 of the Act contemplated in the Combination Agreement, as further amended and restated from time to time.

         "Purchase Price" has the meaning provided in Section 6.3.

         "Redemption Call Purchase Price" has the meaning provided in the Restated Articles of Incorporation of the Corporation.

         "Redemption Call Right" has the meaning provided in the Restated Articles of Incorporation of the Corporation.

         "Redemption Price" has the meaning provided in Section 7.1.

         "Retracted Shares" has the meaning provided in subsection 6.1 (a).

         "Retraction Call Right" has the meaning provided in subsection 6.1 (c).

         "Retraction Date" has the meaning provided in subsection 6.1 (b).


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

         "Retraction Price" has the meaning provided in Section 6. 1.

         "Retraction Request" has the meaning provided in Section 6.1.

         "Subsidiary", in relation to any person, means any body corporate, partnership, joint venture, association or other entity of which more than 50% of the total voting power of shares of stock or units of ownership or beneficial interest entitled to vote in the election of directors (or members of a comparable governing body) is owned or controlled, directly or indirectly, by such person.

         "Support Agreement" means the Support Agreement between OSI and the Corporation, made as of the Effective Date.

         "Transfer Agent" means the duly appointed transfer agent for the time being of the Exchangeable Shares at its offices in each of Calgary, Alberta and Toronto, Ontario.

         "Trustee" means the Trustee appointed under the Voting and Exchange Trust Agreement, and any successor trustee.

         "Voting and Exchange Trust Agreement" means the Voting and Exchange Trust Agreement among the Corporation, OSI and the Trustee, made as of the Effective Date.

                                   ARTICLE 2
                         RANKING OF EXCHANGEABLE SHARES

2.1 The Exchangeable Shares shall be entitled to a preference over the Common Shares and any other shares ranking junior to the Exchangeable Shares, with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

                                    ARTICLE 3
                                    DIVIDENDS

3.1 Subject to Section 3.2 below, a holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each OSI Dividend Declaration Date, declare a dividend on each Exchangeable Share:

         (a) in the case of a cash dividend declared on the OSI Common Stock, in an amount in cash for each Exchangeable Share in U.S. dollars, or the Canadian Dollar Equivalent thereof on the OSI Dividend Declaration Date, in each case corresponding to the cash dividend declared on each share of OSI Common Stock;

         (b) in the case of a stock dividend declared on OSI Common Stock to be paid in shares of OSI Common Stock, in such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of shares of OSI Common Stock to be paid on each share of OSI Common Stock; or

         (c) in the case of a dividend declared on the OSI Common Stock in property other than cash or OSI Common Stock, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent to (to be determined by the Board of Directors as contemplated by Section 3.6 hereof) the type and amount of property declared as a dividend on each share of OSI Common Stock.

         Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued shares of the Corporation, as applicable.

3.2 In the case of a stock dividend declared on the OSI Common Stock to be paid in shares of OSI Common Stock, in lieu of declaring the stock dividend contemplated by Section 3.1(b) on the Exchangeable Shares, the Board of Directors may, in its discretion and subject to applicable law, subdivide, redivide or change (the "subdivision") each issued and unissued Exchangeable Share on the basis that each Exchangeable Share before the subdivision becomes a number of Exchangeable Shares as is equal to the sum of (i) a share of OSI Common Stock and (ii) the number of shares of OSI Common Stock to be paid as a stock dividend on each share of OSI Common Stock. In such instance, and notwithstanding any other provision hereof, such subdivision shall become effective on the effective date specified in Section 3.4 hereof without any further act or formality on the part of the Board of Directors or of the holders of Exchangeable Shares. For greater certainty, no approval of the holders of Exchangeable Shares to an amendment to the articles of the Corporation shall be required to give effect to such subdivision.

3.3 Cheques of the Corporation payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by subsection 3.1 (a) hereof and the sending of such a cheque to each holder of an Exchangeable Share (less any tax required to be deducted and withheld from such dividends paid or credited by the Corporation) shall satisfy the cash dividends represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by subsections 3.1 (b) or (d) hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby or dividend payable in other securities represented thereby. Such other type and amount of property in respect of any dividends contemplated by subsection 3.1 (c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. In all cases, any such dividends shall be subject to any reduction or adjustment for tax required to be deducted and withheld from such dividends, and the Corporation shall be entitled to liquidate some of the property which would otherwise be deliverable in payment of such dividends to a



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         particular holder of Exchangeable Shares to fund any statutory withholding obligation. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend which is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or which otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

3.4 The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the OSI Common Stock. The record date for the determination of the holders of Exchangeable Shares entitled to receive Exchangeable Shares in connection with any subdivision of Exchangeable Shares under Section
         3.2 hereof and the effective date of such subdivision shall be the same dates as the record date and payment date, respectively, for the corresponding stock dividend declared on the OSI Common Stock.

3.5 If on any payment date for any dividends declared on the Exchangeable Shares under Section 3.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends which remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

3.6 The Board of Directors shall determine, in good faith and in its sole discretion, economic equivalence for the purposes of Sections 3.1 and
         3.2 hereof, and each such determination shall be conclusive and binding on the Corporation and its shareholders. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors:

         (a) in the case of any stock dividend or other distribution payable in shares of OSI Common Stock, the number of such shares issued in proportion to the number of shares of OSI Common Stock previously outstanding;

         (b) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase shares of OSI Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of OSI Common Stock), the relationship between the exercise price of each such right, option or warrant and the Current Market Price of a share of OSI Common Stock;

         (c) in the case of the issuance or distribution of any other form of property (including without limitation any shares or securities of OSI of any class other than OSI Common Stock, any rights, options or warrants other than those referred to in Section 3.6(b) above, any evidences of indebtedness of OSI or any assets of OSI), the relationship between the fair market value (as determined by the Board of Directors in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding share of OSI Common Stock and the Current Market Price of a share of OSI Common Stock; and

         (d) in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of OSI Common Stock as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

3.7 Except as provided in this Article 3, the holders of Exchangeable Shares shall not be entitled to receive dividends in respect thereof.

                                   ARTICLE 4
                              CERTAIN RESTRICTIONS

4.1 So long as any of the Exchangeable Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Article 9 of these share provisions:

         (a) pay any dividends on the Common Shares, or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in any such other shares ranking junior to the Exchangeable Shares;

         (b) redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution;

         (c) redeem or purchase any other shares of the Corporation ranking equally with the Exchangeable Shares with respect of the payment of dividends or on any liquidation distribution;

         (d) issue any Exchangeable Shares other than by way of stock dividends to holders of Exchangeable Shares or as contemplated by the Support Agreement; or

         (e) amend the articles or by-laws of the Corporation, in either case in any manner that would affect the rights or privileges of the holders of the Exchangeable Shares.

         The restrictions in subsections 4.1(a), 4.1(b) and 4.1(c) above shall not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends declared with a record date on or following the effective date of the Plan of Arrangement on the OSI Common Stock shall have been declared on the Exchangeable Shares and paid in full. Nothing herein shall be interpreted to restrict the Corporation from issuing additional Common Shares to OSI or any Subsidiary of OSI.

                                   ARTICLE 5
                           DISTRIBUTION ON LIQUIDATION

5.1 In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, provided that neither OSI nor OSI ULC shall have exercised the Liquidation Call Right, a holder of Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each Exchangeable Share held by such holder on the effective date of such liquidation, dissolution or winding-up (the "Liquidation Date"), before any distribution of any part of the assets of the Corporation to the holders of the Common Shares or any other shares ranking junior to the Exchangeable Shares, an amount equal to the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "Liquidation Amount") in accordance with Section 5.2. In connection with payment of the Liquidation Amount, the Corporation shall be entitled to liquidate some of the OSI Common Stock which would otherwise be deliverable as Exchangeable Share Consideration to the particular holder of Exchangeable Shares in order to fund any statutory withholding tax obligation.

5.2 Within three Business Days after the Liquidation Date, and subject to the exercise by OSI or OSI ULC of the Liquidation Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable law and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in Schedule A hereto or by notice to the holders of the Exchangeable Shares (provided that such presentation and surrender shall be valid if made at the office of the Transfer Agent, if any, in the province in which such holder is listed on the books of the Corporation). Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in Schedule A hereto or by notice to the holders of Exchangeable Shares (provided that such delivery shall be made to the holder at its address recorded in the securities register of the Corporation or at the office of the transfer agent, if any, in the province in which the address of the holder recorded in the securities register of the Corporation is located), on behalf of the Corporation of the Exchangeable Share Consideration representing the total Liquidation Amount. On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time on or after the Liquidation Date to deposit or cause to be deposited the Exchangeable Share Consideration in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account or for safe keeping, in the case of non-cash items, with any chartered bank or trust company in Canada. Upon such deposit being made, the of Exchangeable Shares after such deposit shall be limited to receiving their proportionate part of the total Liquidation Amount for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Exchangeable Share Consideration, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be the holders of the OSI Common Stock delivered to them. Notwithstanding the foregoing, until such payment or deposit of such Exchangeable Share Consideration, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

5.3 After the Corporation has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

5.4 If OSI or OSI ULC exercises the Liquidation Call Right, each holder of Exchangeable Shares shall be obligated to sell the Exchangeable Shares held by such holder to OSI or OSI ULC, as the case may be, on the Liquidation Date on payment to such holder by OSI or OSI ULC, as the case may be, of the Exchangeable Share Consideration representing the Liquidation Call Purchase Price for each Exchangeable Share.

                                   ARTICLE 6
                   RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

6.1 A holder of Exchangeable Shares shall be entitled at any time after the effectiveness of a Registration Statement under the Securities Act of 1933 registering the issuance of shares of OSI Common Stock issuable pursuant to the provisions attaching to the Exchangeable Shares or prior thereto with the written consent of the Corporation, subject to applicable law and the exercise by OSI or OSI ULC of the Retraction Call Right (which, if exercised by OSI or OSI ULC, shall be binding on the holder of Exchangeable Shares) and otherwise upon compliance with the provisions of this Article 6, to require the Corporation to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount equal to the Exchangeable Share Price applicable on the last Business Day prior to the Retraction Date (the "Retraction Price") which as set forth in Section 6.4, shall be fully paid and satisfied by the delivery by or on behalf of the Corporation of the Exchangeable Share Consideration representing such holder's Retraction Price. In connection with payment of the Retraction Price, the Corporation shall be entitled to liquidate some of the OSI Common Stock that would otherwise be deliverable as Exchangeable Share Consideration to the particular holder of

         Exchangeable Shares in order to fund any statutory withholding tax obligation. To effect such redemption, the holder shall present and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in Schedule A hereto or by notice to the holders of Exchangeable Shares the certificate or certificates representing the Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable law and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, and together with a duly executed statement (the "Retraction Request") in the form of Schedule "A" hereto or in such other form as may be acceptable to the
         Corporation:

         (a) specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Corporation;

         (b) stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Shares (the "Retraction Date"), provided that the Retraction Date shall be not less than three Business Days nor more than 10 Business Days after the date on which the Retraction Request is received by the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the tenth Business Day after the date on which the Retraction Request is received by the Corporation; and

         (c) acknowledging the overriding right (the "Retraction Call Right") of OSI or OSI ULC to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares in accordance with the Retraction Call Right on the terms and conditions set out in
                  Section 6.3 below.

6.2 Subject to the exercise by OSI or OSI ULC of the Retraction Call Right, upon receipt by the Corporation or the Transfer Agent in the manner specified in Section 6.1 hereof of a certificate or certificates representing the number of Exchangeable Shares which the holder desires to have the Corporation redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares in accordance with Section
         6.4 hereof. If only a part of the Exchangeable Shares represented by any certificate are redeemed or purchased by OSI or OSI ULC pursuant to the Retraction Call Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

6.3 Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify OSI and OSI ULC thereof. In order to exercise the Retraction Call Right, OSI or OSI ULC must notify the Corporation in writing of its determination to do so (the "OSI Call Notice") within two Business Days of such notification. If OSI or OSI ULC does not so notify the Corporation within such two Business Days, the Corporation will notify the holder as soon as possible thereafter that neither OSI nor OSI ULC will exercise the Retraction Call Right. If OSI or OSI ULC delivers the OSI Call Notice within such two Business Days, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to OSI or OSI ULC, as the case may be, in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and OSI or OSI ULC, as the case may be, shall purchase from such holder and such holder shall sell to OSI or OSI ULC, as the case may be, on the Retraction Date the Retracted Shares for a purchase price per share (the "Purchase Price") equal to the Retraction Price, which as set forth in Section 6.4 hereof, shall be fully paid and satisfied by the delivery by or on behalf of OSI or OSI ULC, as the case may be, of the Exchangeable Share Consideration representing such holder's Purchase Price. For the purposes of completing a purchase pursuant to the Retraction Call Right, OSI or OSI ULC, as the case may be, shall deposit with the Transfer Agent, on or before the Retraction Date, the Exchangeable Share Consideration representing the total Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that OSI or OSI ULC, as the case may be, does not deliver a OSI Call Notice within two Business Days or otherwise comply with these Exchangeable Share provisions in respect thereto, and provided that Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 6.

6.4 Subject to receipt by the Corporation of the Retracted Shares, OSI or OSI ULC, as the case may be, the Corporation, OSI or OSI ULC, as the case may be, shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the holder in Schedule A hereto, in each case on or before two Business Days after the Retraction Date, the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, and such delivery of such Exchangeable Share Consideration to the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or total Purchase Price, as the case may be, except as to any cheque included therein which is not paid on due presentation.

6.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive such holder's proportionate part of the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made, in which case the rights of such holder shall remain unaffected until the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation or purchased by OSI or OSI ULC shall thereafter be considered and deemed for all purposes to be a holder of the OSI Common Stock delivered to it. Notwithstanding the foregoing, until such payment of such Exchangeable Share Consideration to the holder, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

6.6 Notwithstanding any other provision of this Article 6, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that neither OSI nor OSI ULC shall have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder as soon as is reasonably practical but in any event not later than one Business Day prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law, the Corporation shall redeem Retracted Shares in accordance with Section 6.2 of these share provisions on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 hereof. Provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the holder of any such Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 hereof as a result of liquidity or solvency requirements or applicable law shall be deemed by giving the Retraction Request to require OSI or OSI ULC, as the case may be, to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by OSI or OSI ULC, as the case may be, to such holder of the Purchase Price for each such Retracted Share, all as more specifically provided in the Voting and Exchange Trust Agreement, and OSI or OSI ULC shall make such purchase.

6.7 A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to OSI or OSI ULC, as the case may be, shall be deemed to have been revoked.

                                   ARTICLE 7
              REDEMPTION OF EXCHANGEABLE SHARES BY THE CORPORATION

7.1 Subject to applicable law, and if neither OSI or OSI ULC exercises the Redemption Call Right (which, if exercised, shall be binding on the holders of Exchangeable Shares), the Corporation shall on the Automatic Redemption Date redeem the whole of the then outstanding Exchangeable Shares for an amount equal to the Exchangeable Share Price applicable on the last Business Day prior to the Automatic Redemption Date (the "Redemption Price") which, as set forth in Section 7.3 hereof, shall be fully paid and satisfied by the delivery by or on behalf of the Corporation of the Exchangeable Share Consideration representing the total Redemption Price. In connection with payment of the Exchangeable Share Consideration representing the Redemption Price, the Corporation shall be entitled to liquidate some of the OSI Common Stock which would otherwise be deliverable as Exchangeable Share Consideration to the particular holder of Exchangeable Shares in order to fund any statutory withholding tax obligation.

7.2 In any case of a redemption of Exchangeable Shares under this Article 7, the Corporation, or the Transfer Agent on behalf of the Corporation, shall, at least 60 days before an Automatic Redemption Date described in clause (a) or (b) of the definition of Automatic Redemption Date or at least such number of days before an Automatic Redemption Date described in clause (c), (d) or (e) of the definition of Automatic Redemption Date as the Board of Directors of the Corporation may determine to be reasonably practicable in the circumstances, send or cause to be sent to each registered holder of Exchangeable Shares a notice in writing of the redemption or possible redemption by the Corporation or the purchase by OSI or OSI ULC under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. Such notice shall set out the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Automatic Redemption Date and, if applicable, particulars of the Redemption Call Right. In the case of any notice given in connection with a possible Automatic Redemption Date as described in clause (c), (d) or (e) of the definition of Automatic Redemption Date, such notice will be given contingently and will be withdrawn if the contingency does not occur.

7.3 On or after the Automatic Redemption Date, and subject to the exercise by OSI or OSI ULC of the Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Exchangeable Share Consideration representing the Redemption Price for each such Exchangeable Share upon presentation and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable law and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require (provided that such presentation and surrender shall be deemed to be valid if made at the office of the Transfer Agent, if any, in the province in which the address of the holder of Exchangeable Shares is recorded on the books of the Corporation). Payment of the total Redemption Price for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register or at any office of the Transfer Agent as may be specified by the Corporation in such notice, on behalf of the Corporation, of the Exchangeable Share Consideration representing the total Redemption Price (provided that if payment is made by delivery of the Exchangeable share Consideration to the Transfer Agent, such delivery shall be made at the office of the Transfer Agent, if any, in the province in which the address of the holder of Exchangeable Shares is recorded on the books of the Corporation). On and after the Automatic Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the Exchangeable Share Consideration representing the total Redemption Price, unless payment of the Exchangeable Share Consideration representing the total Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the Exchangeable Share Consideration representing the total Redemption Price has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the Exchangeable Share Consideration with respect to the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account or for safe keeping, in the case of non-cash items, with any chartered bank or trust company in Canada named in such notice. Upon the later of such deposit being made and the Automatic Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Automatic Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the Exchangeable Share Consideration representing the total Redemption Price for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Exchangeable Share Consideration, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the OSI Common Stock delivered to them. Notwithstanding the foregoing, until such payment or deposit of such Exchangeable Share Consideration is made, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

7.4 If OSI or OSI ULC exercises the Redemption Call Right, each holder of Exchangeable Shares shall be obligated to sell all the Exchangeable Shares held by such holder to OSI or OSI ULC, as the case may be, on the Automatic Redemption Date against payment to such holder by OSI or OSI ULC of the Exchangeable Share Consideration representing the Redemption Call Purchase Price for each such share.

                                   ARTICLE 8
                                  VOTING RIGHTS

8.1 Except as required by applicable law and the provisions hereof, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

                                   ARTICLE 9
                             AMENDMENT AND APPROVAL

9.1 The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed but, except as hereinafter provided, only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

9.2 Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than 66 2/3% of the votes cast on such resolution by persons represented in person or by proxy at a meeting of holders of Exchangeable Shares (excluding Exchangeable Shares beneficially owned by OSI or its Subsidiaries) duly called and held at which the holders of at least 50% of the outstanding Exchangeable Shares at that time are present or represented by proxy. If at any such meeting the holders of at least 50% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than 10 days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting, the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than 66 2/3% of the votes cast on such resolution by persons represented in person or by proxy at such meeting (excluding Exchangeable Shares beneficially owned by OSI or its Subsidiaries) shall constitute the approval or consent of the holders of the Exchangeable Shares. For the purposes of this Section, any spoiled votes, illegible votes, defective votes and abstinences shall be deemed to be votes not cast.

                                   ARTICLE 10
             RECIPROCAL CHANGES, ETC. IN RESPECT OF OSI COMMON STOCK


10.1

         (a) Each holder of an Exchangeable Share acknowledges that the Support Agreement provides, in part, that OSI will not:

                  (i) issue or distribute shares of OSI Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of OSI Common Stock) to the holders of all or substantially all of the then outstanding shares of OSI Common Stock by way of stock dividend or other distribution; or

                  (ii) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding shares of OSI Common Stock entitling them to subscribe for or to purchase shares of OSI Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of OSI Common Stock); or

                  (iii) issue or distribute to the holders of all or substantially all of the then outstanding shares of OSI Common Stock (A) shares or securities of OSI of any class other than OSI Common Stock (other than shares convertible into or exchangeable for or carrying rights to acquire shares of OSI Common Stock), (B) rights, options or warrants other than those referred to in subsection 11.1 (a) (ii) above,
                           (C) evidences of indebtedness of OSI or (D) assets of OSI;

         unless

                  (iv) one or both of OSI and the Corporation is permitted under applicable law to issue or distribute the economic equivalent on a per share basis of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets to the holders of the Exchangeable Shares; and

                  (v) one or both of OSI and the Corporation shall issue or distribute the economic equivalent on a per share basis of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets simultaneously to the holders of the Exchangeable Shares.

         (b) Each holder of an Exchangeable Share acknowledges that the Support Agreement further provides, in part, that OSI will not:

                  (i) subdivide, redivide or change the then outstanding shares of OSI Common Stock into a greater number of shares of OSI Common Stock; or

                  (ii) reduce, combine or consolidate or change the then outstanding shares of OSI Common Stock into a lesser number of shares of OSI Common Stock; or

                  (iii) reclassify or otherwise change the shares of OSI Common Stock or effect an amalgamation, merger, reorganization or other transaction involving or affecting the shares of OSI Common Stock;

         unless

                  (iv) the Corporation is permitted under applicable law to simultaneously make the same or an economically equivalent change to, or in the rights of the holders of, the Exchangeable Shares; and

                  (v) the same or an economically equivalent change is simultaneously made to, or in the rights of the holders of, the Exchangeable Shares.

         The Support Agreement further provides, in part, that, with the exception of certain ministerial amendments, the aforesaid provisions of the Support Agreement shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with Article 9 of these share provisions.

                                   ARTICLE 11
               ACTIONS BY THE CORPORATION UNDER SUPPORT AGREEMENT

11.1 The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by OSI with all provisions of the Support Agreement, the Voting Trust and Exchange Agreement and OSI's Certificate of Incorporation applicable to the Corporation and OSI, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation all rights and benefits in favour of the Corporation under or pursuant thereto.

11.2 The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement, the Voting Trust and Exchange Agreement or OSI's Certificate of Incorporation without the approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 hereof other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purpose of:

         (a) adding to the covenants of the other party or parties to such agreement for the protection of the Corporation or the holders of Exchangeable Shares; or

         (b) making such provisions or modifications not inconsistent with such agreement or certificate as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

         (c) making such changes in or corrections to such agreement or certificate which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of

                  Directors shall be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

                                   ARTICLE 12
                                     LEGEND

12.1 The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the provisions of the Articles of the Corporation relating to the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, and the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights and exchange provisions thereunder).

                                   ARTICLE 13
                                  MISCELLANEOUS

13.1 Any notice, request or other communication to be given to the Corporation by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of the Corporation and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

13.2 Any presentation and surrender by a holder of Exchangeable Shares to the Corporation or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction, redemption or exchange of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation or to such office of the Transfer Agent as may be specified by the Corporation, in each case addressed to the attention of the President of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation or the Transfer Agent, as the case may be, and the method of any such presentation and surrender of certificates shall be at the sole risk of the holder.

13.3 Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last address of such holder known to the Corporation. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the fifth Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be or intended to be taken by the Corporation.

13.4 For greater certainty, the Corporation shall not be required for any purpose under these share provisions to recognize or take account of persons who are not so recorded in such securities register.

13.5 All Exchangeable Shares acquired by the Corporation upon the redemption or retraction thereof shall be cancelled.

13.6 For greater certainty, any payments to the holders of Exchangeable Shares shall be net of applicable taxes, if any, and the payor shall not be obliged to gross up or increase the amount of such payment which would otherwise be made to take into account such taxes. Any such taxes which have been withheld or deducted by the payor thereof shall be remitted to the applicable tax authority within the time required for such remittance.

                                  SCHEDULE "A"

                               RETRACTION REQUEST

To the Corporation, o ("OSI") and o ("OSI ULC")

         This request is given pursuant to Article 6 of the provisions (the "Share Provisions") attaching to the Exchangeable Shares of the Corporation and all capitalized words and expressions used in this request which are defined in the Share Provisions have the meaning attributed to such words and expressions in such Share Provisions.

         The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned requests the Corporation to redeem in accordance with Article 6 of the Share Provisions:

         [ ]      all share(s) represented by the accompanying certificate(s);
                  or

         [ ]      ____________ share(s) only.

         The undersigned hereby notifies the Corporation that the Retraction Date shall be ___________________. date

         NOTE: The Retraction Date must be a Business Day and must not be less than three Business Days nor more than 10 Business Days after the date upon which this notice and the accompanying shares are received at the registered office of the Corporation or at any office of the Transfer Agent as may be specified in this Retraction Request. In the event that no such Business Day is correctly specified above, the Retraction Date shall be deemed to be the tenth Business Day after the date on which this request is received by the Corporation.

         The undersigned acknowledges the Retraction Call Right of OSI and OSI ULC (as defined in the Share Provisions) to purchase all but not less than all the Retracted Shares from the undersigned and that this request shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to OSI or OSI ULC, as the case may be, in accordance with the Retraction Call Right on the Retraction Date for the Retraction Price and on the other terms and conditions set out in Section 6.3 of the Share Provisions. If neither OSI nor OSI ULC, as the case may be, determines to exercise the Retraction Call Right, the Corporation will notify the undersigned of such fact as soon as possible. This retraction request, and offer to sell the Retracted Shares to OSI or OSI ULC, as the case may be, may be revoked and withdrawn by the undersigned by notice in writing given to the Corporation at any time before the close of business on the Business Date immediately preceding the Retraction Date.

         The undersigned acknowledges that if, as a result of liquidity or solvency provisions of applicable law, the Corporation is unable to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Voting and Exchange Trust Agreement) so as to require OSI to purchase, or cause OSI ULC to purchase, the unredeemed Retracted Shares.

         The undersigned hereby represents and warrants to the Corporation, OSI and OSI ULC that the undersigned has good title to, and owns, the share(s) represented by the accompanying certificate free and clear of all liens, claims, encumbrances, security interests and adverse claims or interests.


-------------------------    -----------------------------------------     -----------------------------------------
          Date                       Signature of Shareholder                       Guarantee of Signature


[ ] Please check box if the legal or beneficial owner of the Retracted Shares is a non-resident of Canada.

[ ] Please check box if the securities and any cheque(s) or other non-cash assets resulting from the retraction of the Retracted Shares are to be held for pick-up by the shareholder at the principal transfer offices of Montreal Trust Company of Canada (the "Transfer Agent") in Calgary, Alberta, failing which the securities and any cheque(s) or other non-cash assets will be delivered to the shareholder in accordance with the share provisions.

[ ] Please check box if the securities and any cheque(s) or other non-cash assets resulting from the retraction of the Retracted Shares are to be held for pick-up by the shareholder at the principal transfer offices of Montreal Trust Company of Canada (the "Transfer Agent") in Toronto, Ontario, failing which the securities and any cheque(s) or other non-cash assets will be delivered to the shareholder in accordance with the share provisions.

NOTE: This panel must be completed and the accompanying certificate, together with such additional documents as the Transfer Agent may require, must be deposited with the Transfer Agent at its principal transfer offices in Calgary, Alberta or Toronto, Ontario. The securities and any cheque(s) or other non-cash assets resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, or transferred into, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities, cheque (s) and other non-cash assets resulting from such retraction or purchase will be delivered to the shareholder in accordance with the Share Provisions.


--------------------------------------------------------------------------     -------------------------------------
Name of Person in Whose Name  Securities  or Cheque(s) or Other  Non-cash      Date
Assets Are To Be Registered, Issued or Delivered (please print)

--------------------------------------------------------------------------     -------------------------------------
Street Address or P.O. Box                                                     Signature of Shareholder

--------------------------------------------------------------------------     -------------------------------------
City, Province                                                                 Signature Guaranteed by

NOTE: If this retraction request is for less than all of the share(s) represented by the accompanying certificate, a certificate representing the remaining shares of the Corporation will be issued and registered in the name of the shareholder as it appears on the register of the Corporation or its lawful transferee.

                               B. OTHER PROVISIONS

1.1      Meetings

         Meetings of shareholders of the Corporation shall be held in the location determined by the directors of the Corporation, and may be held in Houston, Texas, or at any location within Alberta.


1.2      Definitions

         Unless there is something in the subject matter or context inconsistent therewith in Sections 1.3, 1.4 and 1.5 below, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

         "Act" means the Business Corporations Act (Alberta), as amended;

         "Automatic Redemption Date" has the meaning provided in the Exchangeable Share Provisions;

         "Business Day" has the meaning provided in the Exchangeable Share Provisions;

         "Exchangeable Share Consideration" has the meaning provided in the Exchangeable Share Provisions;

         "Exchangeable Share Price" has the meaning provided in the Exchangeable Share Provisions;

         "Exchangeable Share Provisions" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares;

         "Exchangeable Shares" means the Exchangeable Shares in the capital of the Corporation;

         "Liquidation Call Purchase Price" has the meaning provided in Section 1.3;

         "Liquidation Call Right" has the meaning provided in Section 1.3;

         "Liquidation Date" has the meaning provided in the Exchangeable Share Provisions;

         "OSI" has the meaning provided in the Exchangeable Share Provisions;

         "OSI Common Stock" has the meaning provided in the Exchangeable Share Provisions;

         "Redemption Call Purchase Price" has the meaning provided in Section
1.4;

         "Redemption Call Right" has the meaning provided in Section 1.4;

         "Subsidiary" has the meaning provided in the Exchangeable Share Provisions;

         "Transfer Agent" means the duly appointed transfer agent for the time being of the Exchangeable Shares, and, if there is more than one such transfer agent, then the principal Canadian transfer agent; and

         "Voting and Exchange Trust Agreement" has the meaning provided in the Exchangeable Share Provisions.

1.3      Liquidation Call Right

         (a) OSI or OSI ULC shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding any proposed liquidation, dissolution or winding-up of the Corporation as referred to in Article 5 of the Exchangeable Share Provisions, to purchase directly from all but not less than all of the holders (other than OSI or any Subsidiary thereof) of Exchangeable Shares on the Liquidation Date all but not less than all of the Exchangeable Shares held by such holders on payment by OSI or OSI ULC to each holder of the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "Liquidation Call Purchase Price") in accordance with subsection 1.3(c). In the event of the exercise of the Liquidation Call Right by OSI or OSI ULC, each holder shall be obligated to sell all the Exchangeable Shares held by such holder to OSI or OSI ULC on the Liquidation Date on payment by OSI or OSI ULC to the holder of the Liquidation Call Purchase Price for each such share.

         (b) To exercise the Liquidation Call Right, OSI or OSI ULC must notify the Corporation's Transfer Agent in writing, as agent for the holders of Exchangeable Shares, and the Corporation of OSI's or OSI ULC's intention to exercise such right at least 55 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of the Corporation and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of the Corporation. The Transfer Agent will notify the holders of Exchangeable Shares as to whether or not OSI or OSI ULC has exercised the Liquidation Call Right forthwith after the expiry of the date by which the same may be exercised by OSI or OSI ULC. If OSI or OSI ULC exercises the Liquidation Call Right, on the Liquidation Date OSI or OSI ULC will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

         (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, OSI or OSI ULC shall deposit with the Transfer Agent, on or before the Liquidation Date, the Exchangeable Share Consideration representing the total Liquidation Call Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, on and after the Liquidation Date, the right of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by OSI or OSI ULC, without interest, upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall, on and after the

                  Liquidation Date, be considered and deemed for all purposes to be the holder of the OSI Common Stock delivered to such holder. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of OSI shall deliver to such holder, the Exchangeable Share Consideration to which such holder is entitled. If OSI or OSI ULC does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the liquidation price otherwise payable by the Corporation in connection with the liquidation, dissolution or winding-up of the Corporation pursuant to Article 5 of the Exchangeable Share Provisions. Notwithstanding the foregoing, until such Exchangeable Share Consideration is delivered to the holder, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

1.4      Redemption Call Right

         (a) OSI and OSI ULC shall have the overriding right (the "Redemption Call Right"), notwithstanding any proposed redemption of the Exchangeable Shares by the Corporation pursuant to Article 7 of the Exchangeable Share Provisions, to purchase directly from all but not less than all of the holders (other than OSI or any Subsidiary thereof) of Exchangeable Shares on the Automatic Redemption Date all but not less than all of the Exchangeable Shares held by each such holder on payment by OSI or OSI ULC to the holder of the Exchangeable Share Price applicable on the last Business Day prior to the Automatic Redemption Date (the "Redemption Call Purchase Price") in accordance with subsection 1.4(c). In the event of the exercise of the Redemption Call Right by OSI or OSI ULC, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to OSI or OSI ULC on the Automatic Redemption Date on payment by OSI or OSI ULC to the holder of the Redemption Call Purchase Price for each such share.

         (b) To exercise the Redemption Call Right, OSI or OSI ULC must notify the Transfer Agent in writing, as agent for the holders of Exchangeable Shares, and the Corporation of the OSI's or OSI ULC's intention to exercise such right not later than the date by which the Corporation is required to give notice of the Automatic Redemption Date. The Transfer Agent will notify the holders of the Exchangeable Shares as to whether or not OSI or OSI ULC has exercised the Redemption Call Right forthwith after the date by which the same may be exercised by OSI or OSI ULC. If OSI or OSI ULC exercises the Redemption Call Right, on the Automatic Redemption Date, OSI will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Redemption Call Purchase Price.

         (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Redemption Call Right, OSI or OSI ULC shall deposit with the Transfer Agent, on or before the Automatic Redemption Date, the Exchangeable Share Consideration representing the total Redemption Call Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, on and after the Automatic Redemption Date, the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by OSI or OSI ULC upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Automatic Redemption Date be considered and deemed for all purposes to be the holder of the OSI Common Stock delivered to such holder. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of OSI or OSI ULC shall deliver to such holder, the Exchangeable Share Consideration to which such holder is entitled. If OSI or OSI ULC does not exercise the Redemption Call Right in the manner described above, on the Automatic Redemption Date, the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by the Corporation in connection with the redemption of the Exchangeable Shares pursuant to Article 7 of the Exchangeable Share Provisions. Notwithstanding the foregoing, until such Exchangeable Share Consideration is delivered to the holder, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

1.5      Retraction Call Right

         OSI or OSI ULC shall have the overriding right, notwithstanding the proposed redemption of Exchangeable Shares by the Corporation pursuant to
Article 6 of the Exchangeable Share Provisions, to purchase directly from the holder (other than OSI or any Subsidiary thereof) of Exchangeable Shares all but not less than all of the Retracted Shares in accordance with Section 6.3 of the Exchangeable Share Provisions.

                                    EXHIBIT B

                              INTENTIONALLY OMITTED

                                    EXHIBIT C

                                SUPPORT AGREEMENT

                                    EXHIBIT C

                          TO THE COMBINATION AGREEMENT

                                SUPPORT AGREEMENT

         THIS SUPPORT AGREEMENT is entered into as of o, 2000, between Oil States International, Inc., a Delaware corporation ("OSI"), and o, an Alberta corporation ("PTI Holdco").

                                    RECITALS

A. Pursuant to a Combination Agreement dated as of July 31, 2000, by and among OSI, HWC Energy Services, Inc., Merger Sub-HWC, Inc., Sooner Inc., Merger Sub-Sooner Inc. and PTI Group Inc. ("PTI") (such agreement, as it may be amended or restated, is hereinafter referred to as the "Combination Agreement"), the parties agreed that on the Effective Date (as defined in the Combination Agreement), OSI and PTI Holdco would execute and deliver a Support Agreement containing the terms and conditions set forth in Exhibit C to the Combination Agreement together with such other terms and conditions as may be agreed to by the parties to the Combination Agreement acting reasonably;

B. Pursuant to an arrangement (the "Arrangement") effected by Articles of Arrangement dated o, 2000 filed pursuant to the Business Corporations Act (Alberta) (or any successor or other corporate statute by which PTI may in the future be governed) (the "Act") each issued and outstanding common share of PTI (a "PTI Common Share"), other than those cancelled pursuant to the Arrangement or held by OSI, by a Subsidiary of OSI or by a U.S. shareholder of PTI, was ultimately exchanged for Exchangeable Shares of PTI Holdco (the "Exchangeable Shares");

C. The Articles of Incorporation of PTI Holdco set forth the rights, privileges, restrictions and conditions (collectively, the "Exchangeable Share Provisions") attaching to the Exchangeable Shares;

D. The parties hereto desire to make appropriate provision and to establish a procedure whereby OSI will take certain actions and make certain payments and deliveries necessary to ensure that PTI Holdco will be able to make certain payments and to deliver or cause to be delivered shares of OSI Common Stock in satisfaction of the obligations of PTI Holdco under the Exchangeable Share Provisions with respect to the payment and satisfaction of dividends, Liquidation Amounts, Retraction Prices and Redemption Prices, all in accordance with the Exchangeable Share Provisions and to ensure that the shares of OSI Common Stock are freely tradable in accordance with the provisions set out herein;

         NOW, THEREFORE, in consideration of the respective covenants and agreements provided in this agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

                                   ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1      DEFINED TERMS

         Each term used but not otherwise defined herein shall have the meaning attributed thereto in the Exchangeable Share Provisions, unless the context requires otherwise.

1.2      INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.

         The division of this agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this agreement.

1.3      NUMBER, GENDER, ETC.

         Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

1.4      DATE FOR ANY ACTION

         If any date on which any action is required to be taken under this agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

                                   ARTICLE 2
                         COVENANTS OF OSI AND PTI HOLDCO

2.1      COVENANTS OF OSI REGARDING EXCHANGEABLE SHARES

         So long as any Exchangeable Shares are outstanding, OSI will:

         (a)   not declare or pay any dividend on the OSI Common Stock unless
               (i) PTI Holdco shall (w) simultaneously declare or pay, as the case may be, an equivalent dividend (as provided for in the Exchangeable Share Provisions) on the Exchangeable Shares (an "Equivalent Dividend"), and (x) have sufficient money or other assets or authorized but unissued securities available to enable the due declaration and the due and punctual payment, in accordance with applicable law, of any Equivalent Dividend, or
               (ii) PTI Holdco shall (y) subdivide the Exchangeable Shares in lieu of stock dividend thereon (as provided for in the Exchangeable Share Provisions) (an "Equivalent Stock Subdivision"), and (z) have sufficient authorized but unissued securities available to enable the Equivalent Stock Subdivision;

         (b) advise PTI Holdco sufficiently in advance of the declaration by OSI of any dividend on OSI Common Stock and take all such other actions as are reasonably necessary in co-operation with PTI Holdco, to ensure that (i) the respective declaration date, record date and payment date for an Equivalent Dividend shall be the same as the declaration date, record date and payment date for the corresponding dividend on the OSI Common Stock or, (ii) the record date and effective date for an Equivalent Stock Subdivision shall be the same as the record date and payment date for the corresponding stock dividend on the OSI Common Stock;

         (c) ensure that the record date for any dividend declared on OSI Common Stock is not less than ten Business Days after the declaration date for such dividend;

         (d) take all such actions and do all such things as are necessary or desirable to enable and permit PTI Holdco, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Liquidation Amount in respect of each issued and outstanding Exchangeable Share upon the liquidation, dissolution or winding-up of PTI Holdco or any other distribution of the assets of PTI Holdco for the purpose of winding-up its affairs, including without limitation all such actions and all such things as are necessary or desirable to enable and permit PTI Holdco to cause to be delivered shares of OSI Common Stock to the holders of Exchangeable Shares in accordance with the provisions of Article 5 of the Exchangeable Share Provisions;

         (e) take all such actions and do all such things as are necessary or desirable to enable and permit PTI Holdco, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Retraction Price and the Redemption Price, including without limitation all such actions and all such things as are necessary or desirable to enable and permit PTI Holdco to cause to be delivered shares of OSI Common Stock to the holders of Exchangeable Shares, upon the retraction or redemption of the Exchangeable Shares in accordance with the provisions of Article 6 or Article 7 of the Exchangeable Share Provisions, as the case may be; and

         (f) not exercise its vote as a direct or indirect shareholder to initiate the voluntary liquidation, dissolution or winding-up of PTI Holdco nor take any action that, or omit to take any action the omission of which, is designed to or would result in the liquidation, dissolution or winding-up of PTI Holdco.

2.2      SEGREGATION OF FUNDS

         OSI will cause PTI Holdco to deposit a sufficient amount of funds in a separate account and segregate a sufficient amount of such assets and other property as is necessary to enable PTI Holdco to pay or otherwise satisfy the applicable dividends, Liquidation Amount, Retraction Price or Redemption Price, in each case for the benefit of holders from time to time of the Exchangeable Shares, and PTI Holdco will use such funds, assets and other property so segregated exclusively for the payment of dividends and the payment or other satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price, as applicable, net of any corresponding withholding tax obligations and for the remittance of such withholding tax obligations.

2.3      RESERVATION OF SHARES OF OSI COMMON STOCK

         OSI hereby represents, warrants and covenants that it has irrevocably reserved for issuance and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of shares of OSI Common Stock (or other shares or securities into which OSI Common Stock may be reclassified or changed as contemplated by section
2.7 hereof) (i) as is equal to the sum of (A) the number of Exchangeable Shares issued and outstanding from time to time and (B) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time and (ii) as are now and may hereafter be required to enable and permit PTI Holdco to meet its obligations hereunder, under the Voting and Exchange Trust Agreement, under the Exchangeable Share Provisions and under any other security or commitment pursuant to the Arrangement with respect to which OSI may now or hereafter be required to issue shares of OSI Common Stock.

2.4      NOTIFICATION OF CERTAIN EVENTS

         In order to assist OSI to comply with its obligations hereunder, PTI Holdco will give OSI notice of each of the following events at the time set forth below:

         (a) immediately, in the event of any determination by the Board of Directors of PTI Holdco to take any action which would require a vote of the holders of Exchangeable Shares for approval;

         (b) immediately, upon the earlier of (i) receipt by PTI Holdco of notice of, and (ii) PTI Holdco otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of PTI Holdco or to effect any other distribution of the assets of PTI Holdco among its shareholders for the purpose of winding-up its affairs;

         (c) immediately, upon receipt by PTI Holdco of a Retraction Request (as defined in the Exchangeable Share Provisions);

         (d) at least 45 days prior to any Automatic Redemption Date determined by the Board of Directors of PTI Holdco in accordance with clause (b) of the definition of Automatic Redemption Date in the Exchangeable Share Provisions; and

         (e) in the event of any determination by the Board of Directors of PTI Holdco to institute voluntary liquidation, dissolution or winding-up proceedings with respect to PTI Holdco or to effect any other distribution of the assets of PTI Holdco among its shareholders for the purpose of winding-up its affairs, at least 30 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution.

2.5      DELIVERY OF SHARES OF OSI COMMON STOCK

         In furtherance of its obligations hereunder, upon notice of any event which requires PTI Holdco to cause to be delivered shares of OSI Common Stock to any holder of Exchangeable Shares, OSI shall forthwith issue and deliver the requisite shares of OSI Common Stock to or to the order of the former holder of the surrendered Exchangeable Shares, as PTI Holdco shall direct. All such shares of OSI Common Stock shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim or interest.

2.6      QUALIFICATION OF SHARES OF OSI COMMON STOCK

         OSI covenants that if any shares of OSI Common Stock (or other shares or securities into which OSI Common Stock may be reclassified or changed as contemplated by Section 2.7 hereof) to be issued and delivered hereunder (including for greater certainty, pursuant to the Exchangeable Share Provisions, or pursuant to the Exchange Right or the Automatic Exchange Rights (all as defined in the Voting and Exchange Trust Agreement)) require registration or qualification with or approval of or the filing of any document including any prospectus or similar document, the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial or state law or regulation or pursuant to the rules and regulations of any regulatory authority, or the fulfillment of any other legal requirement (collectively, the "Applicable Laws") before such shares (or other shares or securities into which OSI Common Stock may be reclassified or changed as contemplated by Section 2.7 hereof) may be issued and delivered by OSI to the initial holder thereof (other than PTI Holdco) or in order that such shares may be freely tradeable thereafter (other than any restrictions on transfer by reason of a holder being a "control person" of OSI for purposes of Canadian federal or provincial securities law or an "affiliate" of OSI for purposes of United States federal or state securities law and provided such trade is conducted through facilities of a stock exchange outside Canada), OSI will in good faith expeditiously take all such actions and do all such things as are necessary and permitted by Applicable Laws to cause such shares of OSI Common Stock (or other shares or securities into which OSI Common Stock may be reclassified or changed as contemplated by Section 2.7 hereof) to be and remain duly registered, qualified or approved at all times in order that such shares may be issued and delivered by OSI to the initial holder thereof (other than PTI Holdco) and in order that such shares or securities may be freely tradeable thereafter (other than any restrictions on transfer by reason of a holder being a "control person" of OSI for purposes of Canadian provincial securities law or an "affiliate" of OSI for purposes of United States federal or state securities law provided such trade is conducted through facilities of a stock exchange outside Canada) including, without limitation, the filing and maintenance of a registration statement under the Securities Act of 1933; provided, however, that notwithstanding the foregoing, OSI will not be required to take any action, including, without limitation, the filing of a registration statement, under any United States federal or state securities law in respect of the OSI Common Stock (or other shares or securities into which OSI common stock may be reclassified or changed as contemplated by Section 2.7 hereof) to be issued and delivered hereunder (including, for greater certainty, pursuant to the Exchangeable Share Provisions, or pursuant to the Exchange Right and the Automatic Exchange Rights) until the first anniversary of the Effective Date unless such shares or securities are being, or are to be, delivered pursuant to Articles 5 or 7 of the Exchangeable Share Provisions, pursuant to the Exchange Rights or the Automatic Exchange Rights, or pursuant to the Liquidation Call Right or the Redemption Call Right. From and after the first anniversary of the Effective Date (or such earlier date as such shares or securities may be issued and delivered pursuant to

Articles 5 or 7 of the Exchangeable Share Provisions, pursuant to the Exchange Rights or the Automatic Exchange Rights or pursuant to the Liquidation Call Right or the Redemption Call Right), OSI will in good faith expeditiously take all such actions and do all such things as are necessary to cause all shares of OSI Common Stock (or other shares or securities into which OSI Common Stock may be reclassified or changed as contemplated by Section 2.7 hereof) to be delivered hereunder (including, for greater certainty, pursuant to Exchangeable Share Provisions, or pursuant to the Exchange Right or the Automatic Exchange Rights) to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which such shares are listed, quoted or posted for trading at such time immediately upon their issuance.

2.7      EQUIVALENCE

         (a)   OSI will not:

               (i) issue or distribute shares of OSI Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of OSI Common Stock) to the holders of all or substantially all of the then outstanding shares of OSI Common Stock by way of stock dividend or other distribution; or

               (ii) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding shares of OSI Common Stock entitling them to subscribe for or to purchase shares of OSI Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of OSI Common Stock); or

               (iii) issue or distribute to the holders of all or substantially all of the then outstanding shares of OSI Common Stock (A) shares or securities of OSI of any class other than OSI Common Stock (other than shares convertible into or exchangeable for or carrying rights to acquire shares of OSI Common Stock), (B) rights, options or warrants other than those referred to in subsection 2.7 (a) (ii) above,
                     (C) evidences of indebtedness of OSI or (D) assets of OSI;

               unless

               (iv) one or both of OSI and PTI Holdco is permitted under applicable law to issue or distribute the economic equivalent on a per share basis of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets to the holders of the Exchangeable Shares; and

               (v) one or both of OSI and PTI Holdco shall issue or distribute the economic equivalent on a per share basis of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets simultaneously to the holders of the Exchangeable Shares.

          (b)  OSI will not:

               (i) subdivide, redivide or change the then outstanding shares of OSI Common Stock into a greater number of shares of OSI Common Stock; or

               (ii) reduce, combine or consolidate or change the then outstanding shares of OSI Common Stock into a lesser number of shares of OSI Common Stock; or

               (iii) reclassify or otherwise change the shares of OSI Common
                     Stock or effect an amalgamation, merger, reorganization or other transaction involving or affecting the shares of OSI Common Stock;

               unless

               (iv) PTI Holdco is permitted under applicable law to simultaneously make the same or an economically equivalent change to, or in the rights of the holders of, the Exchangeable Shares; and

               (v) the same or an economically equivalent change is simultaneously made to, or in the rights of the holders of, the Exchangeable Shares.

          (c)  OSI will ensure that the record date for any event referred to in section 2.7(a) or 2.7(b) above, or (if no record date is applicable for such event) the effective date for any such event, is not less than 10 Business Days after the date on which such event is declared or announced by OSI (with simultaneous notice thereof to be given by OSI to PTI Holdco).

          (d) The Board of Directors of PTI Holdco shall determine, in good faith and in its sole discretion, economic equivalence for the purposes of any event referred to in Section 2.7(a) or 2.7(b) above and each such determination shall be conclusive and binding on OSI. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors of PTI Holdco to be relevant, be considered by the Board of Directors of PTI Holdco:

               (i) in the case of any stock dividend or other distribution payable in OSI Common Stock, the number of such shares issued in proportion to the number of shares of OSI Common Stock previously outstanding;

               (ii) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase OSI Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire OSI Common Stock), the relationship between the exercise price of each such right, option or warrant and the current market value (as determined by the

                     Board of Directors of PTI Holdco in the manner contemplated below) of a share of OSI Common Stock;

               (iii) in the case of the issuance or distribution of any other form of property (including without limitation any share or securities of OSI of any class other than OSI Common Stock, any rights, options or warrants other than those referred to in Section 2.7(d)(ii) above, any evidences of indebtedness of OSI or any assets of OSI), the relationship between the fair market value (as determined by the Board of Directors of PTI Holdco in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding share of OSI Common Stock and the current market value (as determined by the Board of Directors of PTI Holdco in the manner contemplated below) of a share of OSI Common Stock;

               (iv) in the case of any subdivision, redivision or change of the then outstanding shares of OSI Common Stock into a greater number of shares of OSI Common Stock or the reduction, combination, consolidation or change of the then outstanding shares of OSI Common Stock into a lesser number of shares of OSI Common Stock or any amalgamation, merger, reorganization or other transaction affecting shares of OSI Common Stock, the effect thereof upon the then outstanding shares of OSI Common Stock; and

               (v) in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of shares of OSI Common stock as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

               For purposes of the foregoing determinations, the current market value of any security listed and traded or quoted on a securities exchange shall be the average of the closing price of such security during a period of not less than 20 consecutive trading days ending not more than five trading days before the date of determination on the principal securities exchange on which such securities are listed and traded or quoted; provided, however, that if in the opinion of the Board of Directors of PTI Holdco the public distribution or trading activity of such securities during such period does not create a market which reflects the fair market value of such securities, then the current market value thereof shall be determined by the Board of Directors of PTI Holdco, in good faith and in its sole discretion, and provided further than any such determination by the Board of Directors of PTI Holdco shall be conclusive and binding on OSI.

               (e) PTI Holdco agrees that, to the extent required, upon due notice from OSI, PTI Holdco will use its best efforts to take or cause to be taken such steps as may be necessary for the purposes of ensuring that appropriate dividends are paid or other distributions are made by PTI Holdco, or subdivisions, redivisions or changes are made to the Exchangeable Shares, in order to implement the required economic equivalence with respect to the OSI Common Stock and Exchangeable Shares as provided for in this Section 2.7.

2.8      TENDER OFFERS, ETC.

         In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to OSI Common Stock (an "Offer") is proposed by OSI or is proposed to OSI or its shareholders and is recommended by the Board of Directors of OSI, or is otherwise effected or to be effected with the consent or approval of the Board of Directors of OSI, and the Exchangeable Shares are not redeemed by PTI Holdco or purchased by OSI or OSI ULC pursuant to the Redemption Call Right, OSI shall, expeditiously and in good faith, take all such actions and do all such things as are necessary or desirable to enable and permit holders of Exchangeable Shares to participate in such Offer to the same extent and on an equivalent basis as the holders of shares of OSI Common Stock, without discrimination, including, without limiting the generality of the foregoing, OSI will use its good faith efforts expeditiously to (and shall, in the case of a transaction proposed by OSI or where OSI is a participant in the negotiation thereof) ensure that holders of Exchangeable Shares may participate in all such Offers without being required to retract Exchangeable Shares as against PTI Holdco (or, if so required, to ensure that any such retraction shall be effective only upon, and shall be conditional upon, the closing of the Offer and only to the extent necessary to tender or deposit to the Offer).

2.9      OWNERSHIP OF OUTSTANDING SHARES

         Without the prior approval of PTI Holdco and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 of the Exchangeable Share Provisions, OSI covenants and agrees in favor of PTI Holdco that, as long as any outstanding Exchangeable Shares are owned by any person or entity other than OSI or any of its Subsidiaries, OSI, alone or together with any direct or indirect wholly-owned subsidiary of OSI, will be and remain the beneficial owner of all issued and outstanding securities of PTI Holdco. Notwithstanding the foregoing, OSI shall not be in violation of this Section if any person or group of persons acting jointly or in concert acquires OSI Common Stock pursuant to any merger of OSI pursuant to which OSI was not the surviving corporation.

2.10     OSI NOT TO VOTE EXCHANGEABLE SHARES

         OSI covenants and agrees that it will appoint and cause to be appointed proxy holders with respect to all Exchangeable Shares held by OSI and its Subsidiaries for the sole purpose of attending each meeting of holders of Exchangeable Shares in order to be counted as part of the quorum for each such meeting. OSI further covenants and agrees that it will not, and will cause its Subsidiaries not to, exercise any voting rights which may be exercisable by holders of Exchangeable Shares from time to time pursuant to the Exchangeable Share Provisions or pursuant to the provisions of the Act with respect to any Exchangeable Shares held by it or by its Subsidiaries in respect of any matter considered at any meeting of holders of Exchangeable Shares.

2.11     DUE PERFORMANCE

         On and after the Effective Date, OSI shall duly and timely perform all of its obligations provided for in connection with the Plan of Arrangement and the Articles of Incorporation of PTI Holdco, including any obligations that may arise upon the exercise of OSI's rights under the Exchangeable Share Provisions.

                                  ARTICLE 3
                                   GENERAL

3.1      TERM

         This agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Exchangeable Shares) are held by any party other than OSI and any of its Subsidiaries.

3.2      CHANGES IN CAPITAL OF OSI AND PTI HOLDCO

         Notwithstanding the provisions of section 3.4 hereof, at all times after the occurrence of any event effected pursuant to section 2.7 or 2.8 hereof, as a result of which either OSI Common Stock or the Exchangeable Shares or both are in any way changed, this agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which OSI Common Stock or the Exchangeable Shares or both are so changed, and the parties hereto shall as soon as possible execute and deliver an agreement in writing giving effect to and evidencing such necessary amendments and modifications.

3.3      SEVERABILITY

         If any provision of this agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this agreement shall not in any way be affected or impaired thereby and this agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

3.4      AMENDMENTS, MODIFICATIONS, ETC.

         This agreement may not be amended, modified or waived except by an agreement in writing executed by PTI Holdco and OSI and approved by the holders of the Exchangeable Shares in accordance with Section 10.2 of the Exchangeable Share Provisions.

3.5      MINISTERIAL AMENDMENTS

         Notwithstanding the provisions of section 3.4, the parties to this agreement may in writing, at any time and from time to time, without the approval of the holders of the Exchangeable Shares, amend or modify this agreement for the purposes of:

         (a) adding to the covenants of either or both parties for the protection of the holders of the Exchangeable Shares;

         (b) making such amendments or modifications not inconsistent with this agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the board of directors of each of PTI Holdco and OSI, it may be expedient to make, provided that each such board of directors shall be of the opinion that such amendments or modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

         (c) making such changes or corrections which, on the advice of counsel to PTI Holdco and OSI, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error; provided that the boards of directors of each of PTI Holdco and OSI shall be of the opinion that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

3.6      MEETING TO CONSIDER AMENDMENTS

         PTI Holdco, at the request of OSI, shall call a meeting or meetings of the holders of the Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval of such shareholders. Any such meeting or meetings shall be called and held in accordance with the by-laws of PTI Holdco, the Exchangeable Share Provisions and all Applicable Laws.

3.7      AMENDMENTS ONLY IN WRITING

         No amendment to or modification or waiver of any of the provisions of this agreement otherwise permitted hereunder shall be effective unless made in writing and signed by both of the parties hereto and approved by holders of Exchangeable Shares pursuant to Section 9.2 of the Exchangeable Share Provisions.

3.8      INUREMENT

         This agreement shall be binding upon and inure to the benefit of the parties hereto and each of their respective heirs, successors and assigns.

3.9      NOTICES TO PARTIES

         All notices and other communications between the parties shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for either such party as shall be specified in like notice):

         (a)   if to OSI:

               Oil States International, Inc.
               Three Allen Center
               333 Clay Street, Suite 333460
               Houston, Texas 77002

               Attention:  Cindy B. Taylor
               Fax:  (713) 652-0499

               with a copy to:

               Donahue, Ernst & Young LLP
               1000 Ernst & Young Tower
               440 - 2nd Avenue S.W.
               P.O. Box 2258, station M
               Calgary, Alberta T2P 5E5

               Attention:  Richard Peters
               Fax:  (403) 206-5525

         (b)   if to PTI Holdco to:

               Three Allen Center
               333 Clay Street, Suite 333460
               Houston, Texas 77002

               Attention:  Cindy B. Taylor
               Fax:  (713) 652-0499

         Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of confirmed receipt thereof, unless such day is not a Business Day, in which case it shall be deemed to have been given and received upon the immediately following Business Day.

3.10     COUNTERPARTS

         This agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Executed counterparts of this agreement may be delivered by facsimile transmission.

3.11     JURISDICTION

         This agreement shall be construed and enforced in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

3.12     ATTORNMENT

         OSI agrees that any action or proceeding arising out of or relating to this agreement may be instituted in the courts of the Province of Alberta, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of such courts in any such action or proceeding, agrees to be bound by any judgment of such courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and hereby appoints PTI Holdco at its registered office in the Province of Alberta as OSI's attorney for service of process.

         IN WITNESS WHEREOF, OSI and PTI Holdco have caused this agreement to be signed by their respective officers thereunder duly authorized, all as of the date first written above.

                                           OIL STATES INTERNATIONAL, INC.

                                           Per:
                                               --------------------------------


                                           Per:
                                               --------------------------------

                                    EXHIBIT D

                       VOTING AND EXCHANGE TRUST AGREEMENT

                                    EXHIBIT D

                          TO THE COMBINATION AGREEMENT

                       VOTING AND EXCHANGE TRUST AGREEMENT

         THIS VOTING AND EXCHANGE TRUST AGREEMENT is entered into as of o, 2000, by and between Oil States International, Inc., a Delaware corporation ("OSI"), o, an Alberta corporation ("PTI Holdco"), and Montreal Trust Company of Canada, a Canadian trust company ("Trustee").

RECITALS:

A. Pursuant to a Combination Agreement dated as of July 31, 2000 by and among OSI, HWC Energy Services, Inc., Sooner Inc. and PTI Group, Inc. ("PTI") and such other parties referenced therein (such agreement as it may be amended or restated is hereinafter referred to as the "Combination Agreement"), the parties agreed that on the Effective Date (as defined in the Combination Agreement), OSI and PTI Holdco would execute and deliver a Voting and Exchange Trust Agreement containing the terms and conditions set forth in Exhibit D to the Combination Agreement together with such other terms and conditions as may be agreed to by the parties to the Combination Agreement acting reasonably.

B. Pursuant to an arrangement (the "Arrangement") effected by Articles of Arrangement dated o, 2000 filed pursuant to the Business Corporations Act (Alberta) (or any successor or other corporate statute by which PTI may in the future be governed) (the "Act"), each issued and outstanding common share of PTI (a "PTI Common Share"), other than those cancelled pursuant to the Arrangement or held by OSI or by a Subsidiary of OSI, was ultimately exchanged for Exchangeable Shares of PTI Holdco (the "Exchangeable Shares");

C. The Articles of Incorporation of PTI Holdco set forth the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares (collectively, the "Exchangeable Share Provisions"), and a copy of such Articles of Incorporation is attached hereto as Appendix A;

D. OSI is to provide voting rights in OSI to each holder (other than OSI and its Subsidiaries) from time to time of Exchangeable Shares, such voting rights per Exchangeable Share to be equivalent to the voting rights per share of OSI Common Stock;

E. OSI is to grant to and in favor of the holders (other than OSI and its Subsidiaries) from time to time of Exchangeable Shares the right, in the circumstances set forth herein, to require OSI or OSI ULC to purchase from each such holder all or any part of the Exchangeable Shares held by the holder;

F. The parties desire to make appropriate provision and to establish a procedure whereby voting rights in OSI shall be exercisable by holders (other than OSI and its Subsidiaries) from time to time of Exchangeable Shares by and through the Trustee, which will hold legal title to and a share certificate in respect of one share of OSI Special Voting Stock (the "OSI Special Voting Stock") to which voting rights attach for the benefit of such holders of Exchangeable Shares and whereby the rights to require OSI or, at the option of OSI, OSI ULC, to purchase Exchangeable Shares from the holders thereof (other than OSI and its Subsidiaries) shall be exercisable by such holders from time to time of Exchangeable Shares by and through the Trustee, which will hold legal title to such rights for the benefit of such holders;

G. These recitals and any statements of fact in this agreement are made by OSI and PTI Holdco and not by the Trustee;

         NOW THEREFORE, in consideration of the respective covenants and agreements provided in this agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

                                   ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this agreement, the following terms shall have the following meanings:

         "Act" has the meaning in the recitals hereto;

         "Aggregate Equivalent Vote Amount" means, with respect to any matter, proposition or question on which holders of OSI Common Stock are entitled to vote, consent or otherwise act, the product of (i) the number of shares of Exchangeable Shares issued and outstanding and held by Holders multiplied by
(ii) the Equivalent Vote Amount.

         "Applicable Laws" has the meaning provided in Section 5.10 hereof.

         "Arrangement" has the meaning provided in the recitals hereto.

         "Automatic Exchange Rights" means the benefit of the obligation of OSI to effect the automatic exchange of shares of OSI Common Stock for Exchangeable Shares pursuant to Section 5.12 hereof.

         "Board of Directors" means the Board of Directors of PTI Holdco.

         "Business Day" has the meaning provided in the Exchangeable Share Provisions.

         "Combination Agreement" has the meaning in the recitals hereto.

         "Equivalent Vote Amount" means, with respect to any matter, proposition or question on which holders of OSI Common Stock are entitled to vote, consent or otherwise act, the number of votes to which a holder of one share of OSI Common Stock is entitled with respect to such matter, proposition or question.

         "Exchange Right" has the meaning provided in Section 5.1(b) hereof.

         "Exchangeable Share Consideration" has the meaning provided in the Exchangeable Share Provisions.

         "Exchangeable Share Price" has the meaning provided in the Exchangeable Share Provisions.

         "Exchangeable Share Provisions" has the meaning provided in the recitals hereto.

         "Exchangeable Shares" has the meaning provided in the recitals hereto.

         "freely tradeable", with respect to OSI Common Stock, means freely transferable under Canadian provincial securities laws and U.S. federal and state securities laws (pursuant to an effective resale shelf registration statement or otherwise and assuming the reasonable cooperation of the holder or recipient of OSI Common Stock in connection with any required resale shelf registration statement), except to the extent restrictions arise by reason of a person being a "control person" of OSI for the purposes of Canadian provincial securities laws or an "affiliate" of OSI for the purposes of United States federal or state securities laws, provided any trades in such securities are conducted through the facilities of a stock exchange outside Canada.

         "Holder Votes" has the meaning provided in Section 4.2 hereof.

         "Holders" means the registered holders from time to time of Exchangeable Shares, other than OSI and its Subsidiaries.

         "Insolvency Event" means the institution by PTI Holdco of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved or wound-up, or the consent of PTI Holdco to the institution of bankruptcy, insolvency, dissolution or winding-up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies' Creditors Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by PTI Holdco to contest in good faith any such proceedings commenced in respect of PTI Holdco within 15 days of becoming aware thereof, or if so contested the adjudication that PTI Holdco is bankrupt or insolvent or is to be dissolved or wound-up, or the consent by PTI Holdco to the filing of any such petition or to the appointment of a receiver, or the making by PTI Holdco of a general assignment for the benefit of creditors, or the admission in writing by PTI Holdco of its inability to pay its debts generally as they become due, or PTI Holdco's not being permitted, pursuant to liquidity or solvency requirements of applicable law, to redeem any Retracted Shares pursuant to Section 6.6 of the Exchangeable Share Provisions.

         "Liquidation Call Right" has the meaning provided in the Exchangeable Share Provisions.

         "Liquidation Event" has the meaning provided in subsection 5.12(b) hereof.

         "Liquidation Event Effective Time" has the meaning provided in subsection 5.12(c) hereof.

         "List" has the meaning provided in Section 4.6 hereof.

         "Officer's Certificate" means, with respect to OSI or PTI Holdco, as the case may be, a certificate signed by any one of the Chairman of the Board, the Vice-Chairman of the Board (if there be one), the President or any Vice-President of OSI or PTI Holdco, as the case may be.

         "OSI" has the meaning in the recitals hereto.

         "OSI Common Stock" has the meaning provided in the Exchangeable Share Provisions.

         "OSI Consent" has the meaning provided in Section 4.2 hereof.

         "OSI Meeting" has the meaning provided in Section 4.2 hereof.

         "OSI Special Voting Stock" has the meaning provided in the recitals hereto.

         "OSI ULC" means the Subsidiary of OSI incorporated under the Companies Act (Nova Scotia) for the purpose of delivering OSI Common Stock as provided for in this Agreement, the Exchangeable Share Provisions or the Support Agreement.

         "PTI" has the meaning in the recitals hereto.

         "PTI Stock Options" means the outstanding options entitling the holders to acquire upon exercise thereof up to o PTI Common Shares in the aggregate.

         "PTI Holdco" has the meaning in the recitals hereto.

         "Person" includes an individual, body corporate, partnership, company, unincorporated syndicate or organization, trust, trustee, executor, administrator and other legal representative.

         "Plan of Arrangement" has the meaning provided in the Exchangeable Share Provisions.

         "Redemption Call Right" has the meaning provided in the Exchangeable Share Provisions.

         "Retracted Shares" has the meaning provided in Section 5.7 hereof.

         "Retraction Call Right" has the meaning provided in the Exchangeable Share Provisions.

         "Subsidiary" has the meaning provided in the Exchangeable Share Provisions.

         "Successor" has the meaning provided in subsection 11. 1 (a) hereof.

         "Support Agreement" means that certain support agreement made as of even date hereof by and between OSI and PTI Holdco.

         "Trust" means the trust created by this agreement.

         "Trust Estate" means the Voting Share, any other securities, the Exchange Right, the Automatic Exchange Rights and any money or other property which may be held by the Trustee from time to time pursuant to this agreement.

         "Trustee" means Montreal Trust Company of Canada and, subject to the provisions of Article 10 hereof, includes any successor trustee or permitted assigns.

         "Voting Rights" means the voting rights attached to the Voting Share.

         "Voting Share" means the one share of OSI Special Voting Stock, U.S. $0.0001 par value, issued by OSI to and deposited with the Trustee, which entitles the holder of record to a number of votes at meetings of holders of OSI Common Stock equal to the Aggregate Equivalent Vote Amount.

1.2      INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.

         The division of this agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this agreement.

1.3      NUMBER, GENDER, ETC.

         Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

1.4      DATE FOR ANY ACTION

         If any date on which any action is required to be taken under this agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

1.5      PAYMENTS

         All payments to be made hereunder will be made without interest and less any tax required by Canadian law to be deducted or withheld.

                                   ARTICLE 2
                              PURPOSE OF AGREEMENT

2.1 The purpose of this agreement is to create the Trust for the benefit of the Holders, as herein provided. The Trustee will hold the Voting Share in order to enable the Trustee to exercise the Voting Rights and will hold the Exchange Right and the Automatic Exchange Rights in order to enable the Trustee to exercise such rights, in each case as trustee for and on behalf of the Holders as provided in this agreement.

                                   ARTICLE 3
                                  VOTING SHARE

3.1      ISSUANCE AND OWNERSHIP OF THE VOTING SHARE

         OSI hereby issues to and deposits with the Trustee the Voting Share to be hereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the Holders and in accordance with the provisions of this agreement. OSI hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Holders of good and valuable consideration (and the adequacy thereof) for the issuance of the Voting Share by OSI to the Trustee. During the term of the Trust and subject to the terms and conditions of this agreement, the Trustee shall possess and be vested with full legal ownership of the Voting Share and shall be entitled to exercise all of the rights and powers of an owner with respect to the Voting Share, provided that the Trustee shall:

         (a) hold the Voting Share and the legal title thereto as trustee solely for the use and benefit of the Holders in accordance with the provisions of this agreement; and

         (b) except as specifically authorized by this agreement, have no power or authority to sell, transfer, vote or otherwise deal in or with the Voting Share, and the Voting Share shall not be used or disposed of by the Trustee for any purpose other than the purposes for which this Trust is created pursuant to this agreement.

3.2      LEGENDED SHARE CERTIFICATES

         PTI Holdco will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Holders of their right to instruct the Trustee with respect to the exercise of the Voting Rights with respect to the Exchangeable Shares held by a Holder.

3.3      SAFE KEEPING OF CERTIFICATE

         The certificate representing the Voting Share shall at all times be held in safe keeping by the Trustee or its agent.

3.4      HOLDERS' BENEFIT

         For greater certainty, the Trustee holds the benefit of the Voting Rights for the Holders, but all other rights in respect of the Voting Share, including without limitation any rights to receive dividends on the Voting Share, are for the benefit of OSI.

                                   ARTICLE 4
                            EXERCISE OF VOTING RIGHTS

4.1      VOTING RIGHTS

         The Trustee, as the holder of record of the Voting Share, shall be entitled to all of the Voting Rights, including the right to consent to or to vote in person or by proxy the Voting Share, on any matter, question or proposition whatsoever that may properly come before the stockholders of OSI at a OSI Meeting or in connection with a OSI Consent (in each case, as hereinafter defined). The Voting Rights shall be and remain vested in and exercised by the Trustee. Subject to Section 7.15 hereof, the Trustee shall exercise the Voting Rights only on the basis of instructions received pursuant to this Article 4 from Holders entitled to instruct the Trustee as to the voting thereof at the time at which a OSI Consent is sought or a OSI Meeting is held. To the extent that no instructions are received from a Holder with respect to the Voting Rights to which such Holder is entitled, the Trustee shall not exercise or permit the exercise of such Holder's Voting Rights.

4.2      NUMBER OF VOTES

         With respect to all meetings of stockholders of OSI at which holders of shares of OSI Common Stock are entitled to vote (a "OSI Meeting") and with respect to all written consents sought by OSI from its stockholders including the holders of shares of OSI Common Stock (a "OSI Consent"), each Holder shall be entitled to instruct the Trustee to cast and exercise, in the manner instructed, a number of votes equal to the Equivalent Vote Amount for each

Exchangeable Share owned of record by such Holder on the record date established by OSI or by applicable law for such OSI Meeting or OSI Consent, as the case may be, (the "Holder Votes") in respect of each matter, question or proposition to be voted on at such OSI Meeting or to be consented to in connection with such OSI Consent.

4.3      MAILINGS TO SHAREHOLDERS

         With respect to each OSI Meeting and OSI Consent, the Trustee will mail or cause to be mailed (or otherwise communicate in the same manner as OSI utilizes in communications to holders of OSI Common Stock, subject to the Trustee's ability to provide this method of communication and upon being advised in writing of such method) to each of the Holders named in the List on the same day as the initial mailing or notice (or other communication) with respect thereto is given by OSI to its stockholders:

         (a) a copy of such notice, together with any proxy or information statement and related materials to be provided to holders of OSI Common Stock;

         (b) a statement of the number of Holder Votes which the Holder is entitled to exercise;

         (c) a statement that such Holder is entitled to instruct the Trustee as to the exercise of the Holder Votes with respect to such OSI Meeting or OSI Consent, as the case may be, or, pursuant to
               Section 4.7 hereof, to attend such OSI Meeting and to exercise personally the Holder Votes thereat;

         (d) a statement as to the manner in which such instructions may be given to the Trustee, including an express indication that instructions may be given to the Trustee to give:

               (i) a proxy to such Holder or such Holder's designee to exercise personally the Holder Votes; or

               (ii) a proxy to a designated agent or other representative of the management of OSI to exercise such Holder Votes;

         (e) a statement that if no voting instructions are received from the Holder, the Holder Votes to which such Holder is entitled will not be exercised;

         (f) a form of direction whereby the Holder may so direct and instruct the Trustee as contemplated herein; and

         (g) a statement of (i) the time and date by which such instructions must be received by the Trustee in order to be binding upon it, which in the case of a OSI Meeting shall not be earlier than the close of business on the Business Day prior to such meeting, and
               (ii) the method for revoking or amending such instructions.

         The materials referred to above are to be provided by OSI to the Trustee, but shall be subject to review and comment by the Trustee.

         For the purpose of determining Holder Votes to which a Holder is entitled in respect of any such OSI Meeting or OSI Consent, the number of Exchangeable Shares owned of record by the Holder shall be determined at the close of business on the record date established by OSI or by applicable law for purposes of determining stockholders entitled to vote at such OSI Meeting or to give written consent in connection with such OSI Consent. OSI will notify the Trustee in writing of any decision of the board of directors of OSI with respect to the calling of any such OSI Meeting or the seeking of any such OSI Consent and shall provide all necessary information and materials to the Trustee in each case promptly and in any event in sufficient time to enable the Trustee to perform its obligations contemplated by this Section 4.3.

4.4      COPIES OF STOCKHOLDER INFORMATION

         OSI will deliver to the Trustee copies of all proxy materials, (including notices of OSI Meetings, but excluding proxies to vote shares of OSI Common Stock), information statements, reports (including without limitation all interim and annual financial statements) and other written communications that are to be distributed from time to time to holders of OSI Common Stock in sufficient quantities and in sufficient time so as to enable the Trustee to send those materials to each Holder, to the extent possible, at the same time as such materials are first sent to holders of OSI Common Stock. The Trustee will mail or otherwise send to each Holder, at the expense of OSI, copies of all such materials (and all materials specifically directed to the Holders or to the Trustee for the benefit of the Holders by OSI) received by the Trustee from OSI, to the extent possible, at the same time as such materials are first sent to holders of OSI Common Stock. The Trustee will make copies of all such materials available for inspection by any Holder at the Trustee's principal transfer office in the cities of Calgary and Toronto.

4.5      OTHER MATERIALS

         Immediately after receipt by OSI or any stockholder of OSI of any material sent or given generally to the holders of OSI Common Stock by or on behalf of a third party, including without limitation dissident proxy and information circulars (and related information and material) and tender and exchange offer circulars (and related information and material), OSI shall use its reasonable best efforts to obtain and deliver to the Trustee copies thereof in sufficient quantities so as to enable the Trustee to forward such material (unless the same has been provided directly to Holders by such third party) to each Holder as soon as possible thereafter. As soon as practicable after receipt thereof, the Trustee will mail or otherwise send to each Holder, at the expense of OSI, copies of all such materials received by the Trustee from OSI. The Trustee will also make copies of all such materials available for inspection by any Holder at the Trustee's principal transfer office in the cities of Calgary and Toronto.

4.6      LIST OF PERSONS ENTITLED TO VOTE

         PTI Holdco shall, (i) prior to each annual, general or special OSI Meeting or the seeking of any OSI Consent and (ii) forthwith upon each request made at any time by the Trustee in writing, prepare or cause to be prepared a list (a "List") of the names and addresses of the Holders arranged in alphabetical order and showing the number of Exchangeable Shares held of record by each such Holder, in each case at the close of business on the date specified by the Trustee in such request or, in the case of a List prepared in connection with a OSI Meeting or a OSI Consent, at the close of business on the record date established by OSI or pursuant to applicable law for determining the holders of OSI Common Stock entitled to receive notice of and/or to vote at such OSI Meeting or to give consent in connection with such OSI Consent. Each such List shall be delivered to the Trustee promptly after receipt by PTI Holdco of such request or the record date for such meeting or seeking of consent, as the case may be, and in any event within sufficient time as to enable the Trustee to perform its obligations under this agreement. OSI agrees to give PTI Holdco written notice (with a copy to the Trustee) of the calling of any OSI Meeting or the seeking of any OSI Consent, together with the record dates therefor, sufficiently prior to the date of the calling of such meeting or seeking of such consent so as to enable PTI Holdco to perform its obligations under this Section 4.6.

4.7      ENTITLEMENT TO DIRECT VOTES

         Any Holder named in a List prepared in connection with any OSI Meeting or any OSI Consent will be entitled (i) to instruct the Trustee in the manner described in Section 4.3 hereof with respect to the exercise of the Holder Votes to which such Holder is entitled or (ii) to attend such meeting and personally to exercise thereat (or to exercise with respect to any written consent), as the proxy of the Trustee, the Holder Votes to which such Holder is entitled.

4.8      VOTING BY TRUSTEE, AND ATTENDANCE OF TRUSTEE REPRESENTATIVE, AT MEETING

         (a) In connection with each OSI Meeting and OSI Consent, the Trustee shall exercise, either in person or by proxy, in accordance with the instructions received from a Holder pursuant to Section 4.3 hereof, the Holder Votes as to which such Holder is entitled to direct the vote (or any lesser number thereof as may be set forth in the instructions); provided, however, that such written instructions are received by the Trustee from the Holder prior to the time and date fixed by it for receipt of such instructions in the notice given by the Trustee to the Holder pursuant to Section
               4.3 hereof.

         (b) The Trustee shall cause such representatives as are empowered by it to sign and deliver, on behalf of the Trustee, proxies for Voting Rights to attend each OSI Meeting. Upon submission by a Holder (or its designee) of identification satisfactory to the Trustee's representatives, and at the Holder's request, such representatives shall sign and deliver to such Holder (or its designee) a proxy to exercise personally the Holder Votes as to which such Holder is otherwise entitled hereunder to direct the vote, if such Holder either:

               (i) has not previously given the Trustee instructions pursuant to Section 4.3 hereof in respect of such OSI Meeting, or

               (ii) submits to the Trustee's representatives written revocation of any such previous instructions.

         At such OSI Meeting, the Holder exercising such Holder Votes shall have the same rights as the Trustee to speak at the meeting in respect of any matter, question or proposition, to vote by way of ballot at the meeting in respect of any matter, question or proposition and to vote at such meeting by way of a show of hands in respect of any matter, question or proposition.

4.9      DISTRIBUTION OF WRITTEN MATERIALS

         Any written materials to be distributed by the Trustee to the Holders pursuant to this agreement shall be delivered or sent by mail (or otherwise communicated in the same manner as OSI utilizes in communications to holders of OSI Common Stock subject to the Trustee's ability to provide this method of communication and upon being advised in writing of such method) to each Holder at its address as shown on the books of PTI Holdco. PTI Holdco shall provide or cause to be provided to the Trustee for this purpose, on a timely basis and without charge or other expense:

         (a)   current lists of the Holders; and

         (b) on the request of the Trustee, mailing labels to enable the Trustee to carry out its duties under this agreement.

         The materials referred to above are to be provided by PTI Holdco to the Trustee, but shall be subject to review and comment by the Trustee.

4.10     TERMINATION OF VOTING RIGHTS

         Except as otherwise provided herein or in the Exchangeable Share Provisions, all of the rights of a Holder with respect to the Holder Votes exercisable in respect of the Exchangeable Shares held by such Holder, including the right to instruct the Trustee as to the voting of or to vote personally such Holder Votes, shall be deemed to be surrendered by the Holder to OSI, and such Holder Votes and the Voting Rights represented thereby shall cease immediately, upon the delivery by such Holder to the Trustee of the certificates representing such Exchangeable Shares in connection with the exercise by the Holder of the Exchange Right or the occurrence of the automatic exchange of Exchangeable Shares for shares of OSI Common Stock, as specified in Article 5 hereof (unless in any case OSI or OSI ULC shall not have delivered the Exchangeable Share Consideration deliverable in exchange therefor to the Trustee for delivery to the Holders), or upon the redemption of Exchangeable Shares pursuant to Article 6 or Article 7 of the Exchangeable Share Provisions, or upon the effective date of the liquidation, dissolution or winding-up of PTI Holdco or any other distribution of the assets of PTI Holdco among its shareholders for the purpose of winding up its affairs pursuant to Article 5 of the Exchangeable Share Provisions, or upon the purchase of Exchangeable Shares from the holder thereof by OSI pursuant to the exercise by OSI of the Retraction Call Right, the Redemption Call Right or the Liquidation Call Right.

                                   ARTICLE 5
                      EXCHANGE RIGHT AND AUTOMATIC EXCHANGE

5.1      GRANT AND OWNERSHIP OF THE EXCHANGE RIGHT AND AUTOMATIC EXCHANGE RIGHTS

         OSI hereby grants to the Trustee as trustee for and on behalf of, and for the use and benefit of, the Holders:

         (a) the right (the "Exchange Right"), upon the occurrence and during the continuance of an Insolvency Event, to require OSI to purchase or cause OSI ULC to purchase

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               from each or any Holder all or any part of the Exchangeable
               Shares held by the Holders; and

         (b)   the Automatic Exchange Rights,

all in accordance with the provisions of this agreement and the Exchangeable Share Provisions, as the case may be. OSI hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Holders of good and valuable consideration (and the adequacy thereof) for the grant of the Exchange Right and the Automatic Exchange Rights by OSI to the Trustee. During the term of the Trust and subject to the terms and conditions of this agreement, the Trustee shall possess and be vested with full legal ownership of the Exchange Right and the Automatic Exchange Rights and shall be entitled to exercise and enforce for the benefit of the Holders all of the rights and powers of an owner with respect to the Exchange Right and the Automatic Exchange Rights, provided that the Trustee shall:

         (c) hold the Exchange Right and the Automatic Exchange Rights and the legal title thereto as trustee solely for the use and benefit of the Holders in accordance with the provisions of this agreement; and

         (d) except as specifically authorized by this agreement, have no power or authority to exercise or otherwise deal in or with the Exchange Right or the Automatic Exchange Rights, and the Trustee shall not exercise any such rights for any purpose other than the purposes for which this Trust is created pursuant to this agreement.

5.2      LEGENDED SHARE CERTIFICATES

         PTI Holdco will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Holders of:

         (a) their right to instruct the Trustee with respect to the exercise of the Exchange Right in respect of the Exchangeable Shares held by a Holder; and

         (b)   the Automatic Exchange Rights.

5.3      GENERAL EXERCISE OF THE EXCHANGE RIGHT

         The Exchange Right shall be and remain vested in and exercised by the Trustee. Subject to Section 7.15 hereof, the Trustee shall exercise the Exchange Right only on the basis of instructions received pursuant to this Article 5 from Holders entitled to instruct the Trustee as to the exercise thereof. To the extent that no instructions are received from a Holder with respect to the Exchange Right, the Trustee shall not exercise or permit the exercise of the Exchange Right.

5.4      PURCHASE PRICE

         The purchase price payable by OSI or OSI ULC for each Exchangeable Share to be purchased by OSI or OSI ULC under the Exchange Right shall be an amount equal to the Exchangeable Share Price on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Exchange Right. In connection with each



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exercise of the Exchange Right, OSI will provide to the Trustee an Officer's
Certificate setting forth the calculation of the applicable Exchangeable Share Price for each Exchangeable Share. The applicable Exchangeable Share Price for each such Exchangeable Share so purchased may be satisfied only by OSI's issuing and delivering or causing to be delivered to the Trustee, on behalf of the relevant Holder, the applicable Exchangeable Share Consideration representing the total applicable Exchangeable Share Price.

5.5      EXERCISE INSTRUCTIONS FOR EXCHANGE RIGHT

         Subject to the terms and conditions herein set forth, a Holder shall be entitled, upon the occurrence and during the continuance of an Insolvency Event, to instruct the Trustee to exercise the Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Holder on the books of PTI Holdco. To cause the exercise of the Exchange Right by the Trustee, the Holder shall deliver to the Trustee, in person or by certified or registered mail, at its principal transfer offices in Calgary, Alberta or at such other places in Canada as the Trustee may from time to time designate by written notice to the Holders, the certificates representing the Exchangeable Shares which such Holder desires OSI to purchase, duly endorsed in blank, and accompanied by such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable law and the by-laws of PTI Holdco and such additional documents and instruments as the Trustee may reasonably require, together with:

         (a) a duly completed form of notice of exercise of the Exchange Right, contained on the reverse of or attached to the Exchangeable Share certificates, stating:

               (i) that the Holder thereby instructs the Trustee to exercise the Exchange Right so as to require OSI or OSI ULC to purchase from the Holder the number of Exchangeable Shares specified therein,

               (ii) that such Holder has good title to and owns all such Exchangeable Shares to be acquired by OSI or OSI ULC free and clear of all liens, claims, encumbrances, security interests and adverse claims or interests,

               (iii) the names in which the certificates representing OSI Common
                     Stock issuable in connection with the exercise of the Exchange Right are to be issued, and

               (iv) the names and addresses of the persons to whom the Exchangeable Share Consideration should be delivered; and

         (b) payment (or evidence satisfactory to the Trustee, PTI Holdco and OSI or OSI ULC of payment) of the taxes (if any) payable as contemplated by Section 5.8 of this agreement.

If only a part of the Exchangeable Shares represented by any certificate or certificates delivered to the Trustee are to be purchased by OSI or OSI ULC under the Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the Holder at the expense of PTI Holdco.

5.6      DELIVERY OF EXCHANGEABLE SHARE CONSIDERATION; EFFECT OF EXERCISE

         Promptly after receipt of the certificates representing the Exchangeable Shares which the Holder desires OSI or OSI ULC to purchase under the Exchange Right (together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Exchange Right), duly endorsed for transfer to OSI, the Trustee shall notify OSI, OSI ULC and PTI Holdco of its receipt of the same, which notice to OSI, OSI ULC and PTI Holdco shall constitute exercise of the Exchange Right by the Trustee on behalf of the Holder of such Exchangeable Shares, and OSI or OSI ULC shall immediately thereafter deliver or cause to be delivered to the Trustee, for delivery to the Holder of such Exchangeable Shares (or to such other persons, if any, properly designated by such Holder), the Exchangeable Share Consideration deliverable in connection with the exercise of the Exchange Right; provided, however, that no such delivery shall be made unless and until the Holder requesting the same shall have paid (or provided evidence satisfactory to the Trustee, PTI Holdco and OSI or OSI ULC of the payment of) the taxes (if any) payable as contemplated by Section 5.8 of this agreement. Immediately upon the giving of notice by the Trustee to OSI, OSI ULC and PTI Holdco of the exercise of the Exchange Right, as provided in this Section 5.6, (i) the closing of the transaction of purchase and sale contemplated by the Exchange Right shall be deemed to have occurred, (ii) OSI or OSI ULC shall be required to take all action necessary to permit it to occur, including delivery to the Trustee of the relevant Exchangeable Share Consideration, no later than the close of business on the third Business Day following the receipt by the Trustee of notice, certificates and other documents as aforesaid and (iii) the Holder of such Exchangeable Shares shall be deemed to have transferred to OSI or OSI ULC all of its right, title and interest in and to such Exchangeable Shares and the related interest in the Trust Estate, shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total purchase price therefor, unless such Exchangeable Share Consideration is not delivered by OSI or OSI ULC to the Trustee by the date specified above, in which case the rights of the Holder shall remain unaffected until such Exchangeable Share Consideration is delivered by OSI or OSI ULC and any cheque included therein is paid. Concurrently with such Holder ceasing to be a holder of Exchangeable Shares, the Holder shall be considered and deemed for all purposes to be the holder of the shares of OSI Common Stock delivered to it pursuant to the Exchange Right. Notwithstanding the foregoing, until the Exchangeable Share Consideration is delivered to the Holder, the Holder shall be deemed to still be a holder of the sold Exchangeable Shares for purposes of the Voting Rights with respect thereto.

5.7      EXERCISE OF EXCHANGE RIGHT SUBSEQUENT TO RETRACTION

         In the event that a Holder has exercised its right under Article 6 of the Exchangeable Share Provisions to require PTI Holdco to redeem any or all of the Exchangeable Shares held by the Holder (the "Retracted Shares") and is notified by PTI Holdco pursuant to Section 6.6 of the Exchangeable Share Provisions that PTI Holdco will not be permitted as a result of liquidity or solvency provisions of applicable law to redeem all such Retracted Shares, subject to receipt by the Trustee of written notice to that effect from PTI Holdco and provided that OSI or OSI ULC shall not have exercised the Retraction Call Right with respect to the Retracted Shares and that the Holder has not revoked the retraction request delivered by the Holder to PTI Holdco pursuant to
Section 6.1 of the Exchangeable Share Provisions, the retraction request will constitute and will be deemed to constitute notice from the Holder to the Trustee instructing the Trustee to exercise the Exchange Right with respect to those Retracted Shares which PTI Holdco is unable to redeem. In any such event, PTI Holdco hereby agrees with the Trustee and in favour of the Holder immediately to notify the Trustee of such prohibition against PTI Holdco's redeeming all of the Retracted Shares and immediately to forward or cause to be forwarded to the Trustee all relevant materials delivered by the Holder to PTI Holdco or to the transfer agent of the Exchangeable Shares (including without limitation a copy of the retraction request delivered pursuant to Section 6.1 of the Exchangeable Share Provisions) in connection with such proposed redemption of the Retracted Shares, and the Trustee will thereupon exercise the Exchange Right with respect to the Retracted Shares which PTI Holdco is not permitted to redeem and will require OSI or OSI ULC to purchase such shares in accordance with the provisions of this Article 5.

5.8      STAMP OR OTHER TRANSFER TAXES

         Upon any sale of Exchangeable Shares to OSI or OSI ULC pursuant to the Exchange Right or the Automatic Exchange Rights, the share certificate or certificates representing OSI Common Stock to be delivered in connection with the payment of the total purchase price therefor shall be issued in the name of the Holder of the Exchangeable Shares so sold or in such names as such Holder may otherwise direct in writing without charge to the holder of the Exchangeable Shares so sold, provided, however, that such Holder:

         (a) shall pay (and none of OSI, OSI ULC, PTI Holdco or the Trustee shall be required to pay) any documentary, stamp, transfer or other similar taxes that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a person other than such Holder; or

         (b) shall have established to the satisfaction of the Trustee, OSI, OSI ULC and PTI Holdco that such taxes, if any, have been paid.

PTI Holdco and the Trustee (as directed in writing by PTI Holdco) shall be entitled to deduct and withhold from any consideration otherwise payable under this Agreement to any Holder such amounts as PTI Holdco or the Trustee is required or permitted to deduct and withhold with respect to such payment under the Income Tax Act (Canada), the United States Internal Revenue Code of 1986 or any provision of provincial, state, local or foreign tax law, in each case as amended or succeeded unless such Holder provides to PTI Holdco certificates or such other assurances as are provided for under the Income Tax Act (Canada), the United States Internal Revenue Code of 1986 or such other applicable taxation provisions. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the Holder in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority as and when required. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a Holder exceeds the cash portion, if any, of the consideration otherwise payable to the Holder, PTI Holdco and the Trustee are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to PTI Holdco or the Trustee, as the case may be, to enable it to comply with such deduction or withholding requirement and PTI Holdco or the Trustee shall notify the Holder and remit to such Holder any unapplied balance of the net proceeds of such sale.

5.9      NOTICE OF INSOLVENCY EVENT

         Immediately upon the occurrence of an Insolvency Event or any event which with the giving of notice or the passage of time or both would be an Insolvency Event, PTI Holdco and OSI shall give written notice thereof to the Trustee. As soon as practicable after receiving notice from PTI Holdco or OSI of the occurrence of an Insolvency Event, the Trustee will mail to each Holder, at the expense of OSI, a notice of such Insolvency Event in the form provided by OSI, which notice shall contain a brief statement of the right of the Holders with respect to the Exchange Right.

5.10     QUALIFICATION OF OSI COMMON STOCK

         OSI covenants with the Trustee for the benefit of Holders that if any shares of OSI Common Stock (or other shares or securities into which OSI Common Stock may be reclassified or changed as contemplated by Section 2.7 of the Support Agreement) to be issued and delivered pursuant to the Exchange Right or the Automatic Exchange Rights require registration or qualification with or approval of or the filing of any document including any prospectus or similar document, the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial or state law or regulation or pursuant to the rules and regulations of any regulatory authority, or the fulfillment of any other legal requirement (collectively, the "Applicable Laws") before such shares (or other shares or securities into which OSI Common Stock may be reclassified or changed as contemplated by Section 2.7 of the Support Agreement) may be issued and delivered by OSI to the initial holder thereof (other than PTI Holdco) or in order that such shares may be freely tradeable thereafter (other than any restrictions on transfer by reason of a holder being a "control person" of OSI for purposes of Canadian provincial securities law or an "affiliate" of OSI for purposes of United States federal or state securities law and provided such trade is conducted through facilities of a stock exchange outside Canada), OSI will in good faith expeditiously take all such actions and do all such things as are necessary and permitted by Applicable Laws to cause such shares of OSI Common Stock (or other shares or securities into which OSI Common Stock may be reclassified or changed as contemplated by Section 2.7 of the Support Agreement) to be and remain duly registered, qualified or approved at all times in order that such shares may be issued and delivered by OSI to the initial holder thereof (other than PTI Holdco) and in order that such shares or securities may be freely tradeable thereafter (other than any restrictions on transfer by reason of a holder being a "control person" of OSI for purposes of Canadian provincial securities law or an "affiliate" of OSI for purposes of United States federal or state securities law and provided such trade is conducted through facilities of a stock exchange outside Canada) including, without limitation, the filing and maintenance of a registration statement under the Securities Act of 1933. OSI will in good faith expeditiously take all such actions and do all such things as are necessary to cause all shares of OSI Common Stock (or other shares or securities into which OSI Common Stock may be reclassified or changed as contemplated by Section 2.7 of the Support Agreement) to be delivered pursuant to the Exchange Right or the Automatic Exchange Rights to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which such shares are listed, quoted or posted for trading at such time immediately upon their issuance.

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5.11     RESERVATION OF SHARES OF OSI COMMON STOCK

         OSI hereby represents, warrants and covenants with the Trustee for the benefit of the Holders that it has irrevocably reserved for issuance and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of shares of OSI Common Stock:

         (a)   as is equal to the sum of

               (i) the number of Exchangeable Shares issued and outstanding from time to time, and

               (ii) the number of PTI Stock Options outstanding on the date hereof; and

         (b) as are now and may hereafter be required to enable and permit PTI Holdco to meet its obligations hereunder, under the Certificate of Incorporation of PTI Holdco, under the Support Agreement, under the Exchangeable Share Provisions and under any other security or commitment pursuant to the Arrangement with respect to which OSI may now or hereafter be required to issue shares of OSI Common Stock.

5.12     AUTOMATIC EXCHANGE ON LIQUIDATION OF OSI

         (a) OSI will give the Trustee written notice of each of the following events at the time set forth below:

               (i) in the event of any determination by the board of directors of OSI to institute voluntary liquidation, dissolution or winding-up proceedings with respect to OSI or to effect any other distribution of assets of OSI among its stockholders for the purpose of winding-up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

               (ii)  immediately, upon the earlier of

                     (A)  receipt by OSI of notice of, and

                     (B)  OSI otherwise becoming aware of

         any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of OSI or to effect any other distribution of assets of OSI among its stockholders for the purpose of winding up its affairs.

         (b) Immediately following receipt by the Trustee from OSI of notice of any event (a "Liquidation Event") contemplated by Section 5.12(a) above, the Trustee will give notice thereof to the Holders. Such notice will be provided by OSI to the Trustee and shall include a brief description of the automatic exchange of

               Exchangeable Shares for shares of OSI Common Stock provided for in Section 5.12(c) below.

         (c) In order that the Holders will be able to participate on a pro rata basis with the holders of OSI Common Stock in the distribution of assets of OSI in connection with a Liquidation Event, immediately prior to the effective time (the "Liquidation Event Effective Time") of a Liquidation Event, all of the then outstanding Exchangeable Shares shall be automatically exchanged for shares of OSI Common Stock. To effect such automatic exchange, OSI shall be deemed to have purchased each Exchangeable Share outstanding immediately prior to the Liquidation Event Effective Time and held by Holders, and each Holder shall be deemed to have sold the Exchangeable Shares held by it at such time, for a purchase price per share equal to the Exchangeable Share Price applicable at such time. In connection with such automatic exchange, OSI will provide to the Trustee an Officer's Certificate setting forth the calculation of the Exchangeable Share Price for each Exchangeable Share.

         (d) The closing of the transaction of purchase and sale contemplated by Section 5.12(c) above shall be deemed to have occurred immediately prior to the Liquidation Event Effective Time, and each Holder of Exchangeable Shares shall be deemed to have transferred to OSI all of the Holder's right, title and interest in and to such Exchangeable Shares and the related interest in the Trust Estate and shall cease to be a holder of such Exchangeable Shares, and OSI shall deliver to the Holder the Exchangeable Share Consideration deliverable upon the automatic exchange of Exchangeable Shares. Concurrently with such Holder's ceasing to be a holder of Exchangeable Shares, the Holder shall be considered and deemed for all purposes to be the holder of the shares of OSI Common Stock issued to it pursuant to the automatic exchange of Exchangeable Shares for OSI Common Stock, and the certificates held by the Holder previously representing the Exchangeable Shares exchanged by the Holder with OSI pursuant to such automatic exchange shall thereafter be deemed to represent the shares of OSI Common Stock issued to the Holder by OSI pursuant to such automatic exchange. Upon the request of a Holder and the surrender by the Holder of Exchangeable Share certificates deemed to represent shares of OSI Common Stock, duly endorsed in blank and accompanied by such instruments of transfer as OSI may reasonably require, OSI shall deliver or cause to be delivered to the Holder certificates representing the shares of OSI Common Stock of which the Holder is the holder. Notwithstanding the foregoing, until each Holder is actually entered on the register of holders of OSI Common Stock, such Holder shall be deemed to still be a holder of the transferred Exchangeable Shares for purposes of all Voting Rights with respect thereto.

                                   ARTICLE 6
              RESTRICTIONS ON ISSUANCE OF OSI SPECIAL VOTING STOCK

         During the term of this agreement, OSI will not issue any shares of OSI Special Voting Stock in addition to the Voting Share.

                                   ARTICLE 7
                             CONCERNING THE TRUSTEE

7.1      POWERS AND DUTIES OF THE TRUSTEE

         The rights, powers and authorities of the Trustee under this agreement, in its capacity as trustee of the Trust, shall include:

         (a) receipt and deposit of the Voting Share from OSI as trustee for and on behalf of the Holders in accordance with the provisions of this agreement;

         (b) granting proxies and distributing materials to Holders as provided in this agreement;

         (c) voting the Holder Votes in accordance with the provisions of this agreement;

         (d) receiving the grant of the Exchange Right and the Automatic Exchange Rights from OSI as trustee for and on behalf of the Holders in accordance with the provisions of this agreement;

         (e) exercising the Exchange Right and enforcing the benefit of the Automatic Exchange Rights, in each case in accordance with the provisions of this agreement, and in connection therewith receiving from Holders Exchangeable Shares and other requisite documents and distributing to such Holders the shares of OSI Common Stock and cheques and property, if any, to which such Holders are entitled upon the exercise of the Exchange Right or pursuant to the Automatic Exchange Rights, as the case may be;

         (f)   holding title to the Trust Estate;

         (g) investing any moneys forming, from time to time, a part of the Trust Estate as provided in this agreement;

         (h) taking action at the direction of a Holder or Holders to enforce the obligations of OSI under this agreement; and

         (i) taking such other actions and doing such other things as are specifically provided in this agreement.

         In the exercise of such rights, powers and authorities, the Trustee shall have (and is granted) such incidental and additional rights, powers and authority not in conflict with any of the provisions of this agreement as the Trustee, acting in good faith and in the reasonable exercise of its discretion, may deem necessary, appropriate or desirable to effect the purpose of the Trust. Any exercise of such discretionary rights, powers and authorities by the Trustee shall be final, conclusive and binding upon all persons. For greater certainty, the Trustee shall have only those duties as are set out specifically in this agreement. The Trustee in exercising its rights, powers, duties and authorities hereunder shall act honestly and in good faith with a view to the best interests of the Holders and shall exercise the care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. The Trustee shall not be bound to



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give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall be specifically required to do so under the terms hereof nor shall the Trustee be required to take any notice of, or to do or to take any act, action or proceeding as a result of any default or breach of any provision hereunder, unless and until notified in writing of such default or breach, which notices shall distinctly specify the default or breach desired to be brought to the attention of the Trustee and in the absence of such notice the Trustee may for all purposes of this agreement conclusively assume that no default or breach has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein.

7.2      NO CONFLICT OF INTEREST

         The Trustee represents to PTI Holdco and OSI that at the date of execution and delivery of this agreement there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder and the role of the Trustee in any other capacity. The Trustee shall, within 90 days after it becomes aware that such a material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Article 10 hereof. If, notwithstanding the foregoing provisions of this Section 7.2, the Trustee has such a material conflict of interest, the validity and enforceability of this agreement shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest. If the Trustee contravenes the foregoing provisions of this Section 7.2, any interested party may apply to the superior court of the province in which PTI Holdco has its registered office for an order that the Trustee be replaced as trustee hereunder.

7.3      DEALINGS WITH TRANSFER AGENTS, REGISTRARS, ETC.

         PTI Holdco and OSI irrevocably authorize the Trustee, from time to time, to:

         (a) consult, communicate and otherwise deal with the respective registrars and transfer agents, and with any such subsequent registrar or transfer agent, of the Exchangeable Shares and OSI Common Stock; and

         (b)   requisition, from time to time,

               (i) from any such registrar or transfer agent any information readily available from the records maintained by it which the Trustee may reasonably require for the discharge of its duties and responsibilities under this agreement, and

               (ii) from the transfer agent of OSI Common Stock, and any
                    subsequent transfer agent of such shares, to complete the exercise from time to time of the Exchange Right and the Automatic Exchange Rights in the manner specified in Article 5 hereof, the share certificates issuable upon such exercise.

         PTI Holdco and OSI irrevocably authorize their respective registrars and transfer agents to comply with all such requests. OSI covenants that it will supply its transfer agent with duly executed share certificates for the purpose of completing the exercise from time to time of the Exchange Right and the Automatic Exchange Rights, in each case pursuant to Article 5 hereof.

7.4      BOOKS AND RECORDS

         The Trustee shall keep available for inspection by OSI and PTI Holdco, at the Trustee's principal transfer office in Calgary, Alberta, correct and complete books and records of account relating to the Trustee's actions under this agreement, including without limitation all information relating to mailings and instructions to and from Holders and all transactions pursuant to the Voting Rights, the Exchange Right and the Automatic Exchange Rights for the term of this agreement. On or before March 31, 2001, and on or before March 31 in every year thereafter, so long as the Voting Share is on deposit with the Trustee, the Trustee shall transmit to OSI and PTI Holdco a brief report, dated as of the preceding December 31, with respect to:

         (a) the property and funds comprising the Trust Estate as of that date;

         (b) the number of exercises of the Exchange Right, if any, and the aggregate number of Exchangeable Shares received by the Trustee on behalf of Holders in consideration of the issue and delivery by OSI of shares of OSI Common Stock in connection with the Exchange Right, during the calendar year ended on such date; and

         (c) all other actions taken by the Trustee in the performance of its duties under this agreement which it had not previously reported.

7.5      INCOME TAX RETURNS AND REPORTS

         The Trustee shall, to the extent necessary, prepare and file on behalf of the Trust appropriate United States and Canadian income tax returns and any other returns or reports as may be required by applicable law or pursuant to the rules and regulations of any securities exchange or other trading system through which the Exchangeable Shares are traded and, in connection therewith, may obtain the advice and assistance of such experts as the Trustee may consider necessary or advisable. If requested by the Trustee, OSI shall retain such experts for purposes of providing such advice and assistance.

7.6      INDEMNIFICATION PRIOR TO CERTAIN ACTIONS BY TRUSTEE

         The Trustee shall exercise any or all of the rights, duties, powers or authorities vested in it by this agreement at the request, order or direction of any Holder upon such Holder's furnishing to the Trustee reasonable funding, security and indemnity against the costs, expenses and liabilities which may be incurred by the Trustee therein or thereby; provided that no Holder shall be obligated to furnish to the Trustee any such funding, security or indemnity in connection with the exercise by the Trustee of any of its rights, duties, powers and authorities with respect to the Voting Share pursuant to Article 4 hereof, subject to Section 7.15 hereof, and with respect to the Exchange Right pursuant to Article 5 hereof, subject to Section 7.15 hereof, and with respect to the Automatic Exchange Rights pursuant to Article 5 hereof. None of the provisions contained in this agreement shall require the Trustee to expend or risk its own funds or otherwise incur



                                      D-20
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financial liability in the exercise of any of its rights, powers, duties or authorities unless funded, given funds, security and indemnified as aforesaid.

7.7      ACTIONS BY HOLDERS

         No Holder shall have the right to institute any action, suit or proceeding or to exercise any other remedy authorized by this agreement for the purpose of enforcing any of its rights or for the execution of any trust or power hereunder unless the Holder has requested the Trustee to take or institute such action, suit or proceeding and furnished the Trustee with the funding, security and indemnity referred to in Section 7.6 hereof and the Trustee shall have failed to act within a reasonable time thereafter. In such case, but not otherwise, the Holder shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken; it being understood and intended that no one or more Holders shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by any such action, or to enforce any right hereunder or under the Voting Rights, the Exchange Right or the Automatic Exchange Rights, except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Holders.

7.8      RELIANCE UPON DECLARATIONS

         The Trustee shall not be considered to be in contravention of any of its rights, powers, duties and authorities hereunder if, when required, it acts and relies in good faith upon lists, mailing labels, notices, statutory declarations, certificates, opinions, reports or other papers or documents furnished pursuant to the provisions hereof or required by the Trustee to be furnished to it in the exercise of its rights, powers, duties and authorities hereunder, and such lists, mailing labels, notices, statutory declarations, certificates, opinions, reports or other papers or documents comply with the provisions of Section 7.9 hereof, if applicable, and with any other applicable provisions of this agreement.

7.9      EVIDENCE AND AUTHORITY TO TRUSTEE

         PTI Holdco and/or OSI shall furnish to the Trustee evidence of compliance with the conditions provided for in this agreement relating to any action or step required or permitted to be taken by PTI Holdco and/or OSI or the Trustee under this agreement or as a result of any obligation imposed under this agreement, including, without limitation, in respect of the Voting Rights or the Exchange Right or the Automatic Exchange Rights and the taking of any other action to be taken by the Trustee at the request of or on the application of PTI Holdco and/or OSI forthwith if and when:

         (a) such evidence is required by any other section of this agreement to be furnished to the Trustee in accordance with the terms of this Section 7.9; or

         (b) the Trustee, in the exercise of its rights, powers, duties and authorities under this agreement, gives PTI Holdco and/or OSI written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.



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

         Such evidence shall consist of an Officer's Certificate of PTI Holdco and/or OSI or a statutory declaration or a certificate made by persons entitled to sign an Officer's Certificate stating that any such condition has been complied with in accordance with the terms of this agreement.

         Whenever such evidence relates to a matter other than the Voting Rights or the Exchange Right or the Automatic Exchange Rights, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert or any other person whose qualifications give authority to a statement made by him, provided that, if such report or opinion is furnished by a director, officer or employee of PTI Holdco and/or OSI, it shall be in the form of an Officer's Certificate or a statutory declaration.

         Each statutory declaration, certificate, opinion or report furnished to the Trustee as evidence of compliance with a condition provided for in this agreement shall include a statement by the person giving the evidence:

               (i) declaring that such person has read and understands the provisions of this agreement relating to the condition in question;

               (ii) describing the nature and scope of the examination or investigation upon which such person based the statutory declaration, certificate, statement or opinion; and

               (iii) declaring that such person has made such examination or investigation as such person believes is necessary to enable such person to make the statements or give the opinions contained or expressed therein.

7.10     EXPERTS, ADVISERS AND AGENTS

         The Trustee may:

         (a) in relation to these presents act and rely on the opinion or advice of or information obtained from or prepared by any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert, whether retained by the Trustee or by PTI Holdco and/or OSI or otherwise, and may employ such assistants as may be necessary to the proper determination and discharge of its powers and duties and determination of its rights hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid; and

         (b) employ such agents and other assistants as it may reasonably require for the proper determination and discharge of its powers and duties hereunder, and may pay reasonable remuneration for all services performed for it (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the determination and discharge of its duties hereunder and in the management of the Trust.



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7.11     INVESTMENT OF MONEYS HELD BY TRUSTEE

         Unless otherwise provided in this agreement, any moneys held by or on behalf of the Trustee which under the terms of this agreement may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee, may be invested and reinvested in the name or under the control of the Trustee in securities in which, under the laws of the Province of Alberta, trustees are authorized to invest trust moneys; provided that such securities are stated to mature within two years after their purchase by the Trustee, and the Trustee shall so invest such moneys on the written direction of PTI Holdco. Pending the investment of any moneys as hereinbefore provided, such moneys may be deposited in the name of the Trustee in any chartered bank in Canada or, with the consent of PTI Holdco, in the deposit department of the Trustee or any other loan or trust company authorized to accept deposits under the laws of Canada or any province thereof at the rate of interest then current on similar deposits.

7.12     TRUSTEE NOT REQUIRED TO GIVE SECURITY

         The Trustee shall not be required to give any bond or security in respect of the execution of the trusts, rights, duties, powers and authorities of this agreement or otherwise in respect of the premises.

7.13     TRUSTEE NOT BOUND TO ACT ON REQUEST

         Except as in this agreement otherwise specifically provided, the Trustee shall not be bound to act in accordance with any direction or request of PTI Holdco and/or OSI or of the directors thereof until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act and rely upon any such copy purporting to be authenticated and believed by the Trustee to be genuine.

7.14     AUTHORITY TO CARRY ON BUSINESS

         The Trustee represents to PTI Holdco and OSI that at the date of execution and delivery by it of this agreement it is authorized to carry on the business of a trust company in the Province of Alberta but if, notwithstanding the provisions of this Section 7.14, it ceases to be so authorized to carry on business, the validity and enforceability of this agreement and the Voting Rights, the Exchange Right and the Automatic Exchange Rights shall not be affected in any manner whatsoever by reason only of such event; provided, however, the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of a trust company in the Province of Alberta, either become so authorized or resign in the manner and with the effect specified in
Article 10 hereof.

7.15     CONFLICTING CLAIMS

         If conflicting claims or demands are made or asserted with respect to any interest of any Holder in any Exchangeable Shares, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Holder in any Exchangeable Shares resulting in conflicting claims or demands being made in connection with such interest, then the Trustee shall be entitled, at its sole discretion, to refuse to recognize



                                      D-23
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or to comply with any such claim or demand. In so refusing, the Trustee may elect not to exercise any Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands and, in so doing, the Trustee shall not be or become liable to any person on account of such election or its failure or refusal to comply with any such conflicting claims or demands. The Trustee shall be entitled to continue to refrain from acting and to refuse to act until:

         (a) the rights of all adverse claimants with respect to the Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been adjudicated by a final judgment of a court of competent jurisdiction; or

         (b) all differences with respect to the Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been conclusively settled by a valid written agreement binding on all such adverse claimants, and the Trustee shall have been furnished with an executed copy of such agreement.

         If the Trustee elects to recognize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety bond or other security satisfactory to the Trustee as it shall deem appropriate fully to indemnify it as between all conflicting claims or demands.

7.16     ACCEPTANCE OF TRUST

         The Trustee hereby accepts the Trust created and provided for by and in this agreement and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various persons who shall from time to time be Holders, subject to all the terms and conditions herein set forth.

                                   ARTICLE 8
                                  COMPENSATION

OSI and PTI Holdco jointly and severally agree to pay to the Trustee reasonable compensation for all of the services rendered by it under this agreement and will reimburse the Trustee for all reasonable expenses (including but not limited to taxes, compensation paid to experts, agents and advisors, and travel expenses) and disbursements, including the cost and expense of any suit or litigation of any character and any proceedings before any governmental agency, reasonably incurred by the Trustee in connection with its rights and duties under this agreement; provided that OSI and PTI Holdco shall have no obligation to reimburse the Trustee for any expenses or disbursements paid, incurred or suffered by the Trustee in any suit or litigation in which the Trustee is determined to have acted in bad faith or with negligence or willful misconduct.



                                      D-24
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                                   ARTICLE 9
                   INDEMNIFICATION AND LIMITATION OF LIABILITY

9.1      INDEMNIFICATION OF THE TRUSTEE

         OSI and PTI Holdco jointly and severally agree to indemnify and hold harmless the Trustee and each of its directors, officers, employees and agents appointed and acting in accordance with this agreement (collectively, the "Indemnified Parties") against all claims, losses, damages, costs, penalties, fines and reasonable expenses (including reasonable expenses of the Trustee's legal counsel) which, without fraud, negligence, willful misconduct or bad faith on the part of such Indemnified Party, may be paid, incurred or suffered by the Indemnified Party by reason of or as a result of the Trustee's acceptance or administration of the Trust, its compliance with its duties set forth in this agreement, or any written or oral instructions delivered to the Trustee by OSI or PTI Holdco pursuant hereto. In no case shall OSI or PTI Holdco be liable under this indemnity for any claim against any of the Indemnified Parties unless OSI and PTI Holdco shall be notified by the Trustee of the written assertion of a claim or of any action commenced against the Indemnified Parties, promptly after any of the Indemnified Parties shall have received any such written assertion of a claim or shall have been served with a summons or other first legal process giving information as to the nature and basis of the claim. Subject to (ii) below, OSI and PTI Holdco shall be entitled to participate at their own expense in the defense and, if OSI or PTI Holdco so elect at any time after receipt of such notice, either of them may assume the defense of any suit brought to enforce any such claim. The Trustee shall have the right to employ separate counsel in any such suit and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Trustee unless: (i) the employment of such counsel has been authorized by OSI or PTI Holdco, such authorization not to be unreasonably withheld; or (ii) the named parties to any such suit include both the Trustee and OSI or PTI Holdco and the Trustee shall have been advised by counsel acceptable to OSI or PTI Holdco that there may be one or more legal defenses available to the Trustee that are different from or in addition to those available to OSI or PTI Holdco and that an actual or potential conflict of interest exists (in which case OSI and PTI Holdco shall not have the right to assume the defense of such suit on behalf of the Trustee, but shall be liable to pay the reasonable fees and expenses of counsel for the Trustee). This indemnity shall survive the resignation or removal of the Trustee and the termination of the trust.

9.2      LIMITATION OF LIABILITY

         The Trustee shall not be held liable for any loss which may occur by reason of depreciation of the value of any part of the Trust Estate or any loss incurred on any investment of funds pursuant to this agreement, except to the extent that such loss is attributable to the fraud, negligence, willful misconduct or bad faith on the part of the Trustee.

                                   ARTICLE 10
                                CHANGE OF TRUSTEE

10.1     RESIGNATION

         The Trustee, or any trustee hereafter appointed, may at any time resign by giving written notice of such resignation to OSI and PTI Holdco specifying the date on which it desires to



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

resign, provided that such notice shall never be given less than 60 days before such desired resignation date unless OSI and PTI Holdco otherwise agree and provided further that such resignation shall not take effect until the date of the appointment of a successor trustee and the acceptance of such appointment by the successor trustee. Upon receiving such notice of resignation, OSI and PTI Holdco shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which shall be delivered to the resigning trustee and one copy to the successor trustee. Failing acceptance by a successor trustee, a successor trustee may be appointed by an order of the superior court of the province in which PTI Holdco has its registered office upon application of one or more of the parties hereto.

10.2     REMOVAL

         The Trustee, or any trustee hereafter appointed, may be removed with or without cause, at any time on 60 days prior notice by written instrument executed by OSI and PTI Holdco, in duplicate, one copy of which shall be delivered to the trustee so removed and one copy to the successor trustee; provided that, in connection with such removal, provision is made for a replacement trustee similar to that contemplated in Section 10.1.

10.3     SUCCESSOR TRUSTEE

         Any successor trustee appointed as provided under this agreement shall execute, acknowledge and deliver to OSI and PTI Holdco and to its predecessor trustee an instrument accepting such appointment. Thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this agreement, with like effect as if originally named as trustee in this agreement. However, on the written request of OSI and PTI Holdco or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of this agreement, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon the request of any such successor trustee, OSI, PTI Holdco and such predecessor trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

10.4     NOTICE OF SUCCESSOR TRUSTEE

         Upon acceptance of appointment by a successor trustee as provided herein, OSI and PTI Holdco shall cause to be mailed notice of the succession of such trustee hereunder to each Holder specified in a List. If OSI or PTI Holdco shall fail to cause such notice to be mailed within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of OSI and PTI Holdco.

                                   ARTICLE 11
                                   SUCCESSORS

11.1     CERTAIN REQUIREMENTS IN RESPECT OF COMBINATION, ETC.

         Neither OSI nor PTI Holdco shall enter into any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby



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

all or substantially all of its undertaking, property and assets would become the property of any other Person or, in the case of a merger, of the continuing corporation resulting therefrom, but may do so if:

         (a) (i) such other Person or continuing corporation (the "Successor"), by operation of law, becomes, without further action, bound by the terms and provisions of this agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction an agreement supplemental hereto and such other instruments (if any) as are satisfactory to the Trustee and in the opinion of legal counsel to the Trustee are necessary or advisable to evidence the assumption by the Successor of liability for all moneys payable and property deliverable hereunder, the covenant of such Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of OSI or PTI Holdco, as the case may be, under this agreement; and

             (ii) such transaction shall, to the satisfaction of the Trustee, be upon such terms which substantially preserve and do not impair in any material respect any of the rights, duties, powers and authorities of the Trustee or of the Holders hereunder; or

         (b) all Exchangeable Shares are redeemed or repurchased pursuant to
             Article 7 of the Exchangeable Share Provisions or under the Redemption Call Rights prior to or concurrently with the consummation of such transactions.

11.2     VESTING OF POWERS IN SUCCESSOR

         Whenever the conditions of Section 11. 1 hereof have been duly observed and performed, the Trustee, if required by Section 11.1 hereof, the Successor and OSI or PTI Holdco, as the case may be, shall execute and deliver the supplemental agreement provided for in Article 12 hereof, and thereupon the Successor shall possess and from time to time may exercise each and every right and power of OSI or PTI Holdco, as the case may be, under this agreement in the name of OSI or PTI Holdco, as the case may be, or otherwise and any act or proceeding by any provision of this agreement required to be done or performed by the board of directors or any officers of OSI or PTI Holdco may be done and performed with like force and effect by the directors or officers of such Successor.

11.3     WHOLLY-OWNED SUBSIDIARIES

         Nothing herein shall be construed as preventing: (a) the amalgamation or merger of any wholly-owned subsidiary of OSI with or into OSI; or (b) the winding-up, liquidation or dissolution of any wholly-owned subsidiary of OSI provided that all of the assets of such subsidiary are transferred to OSI or another wholly-owned subsidiary of OSI, and any such transactions are hereby expressly permitted.

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                                   ARTICLE 12
                     AMENDMENTS AND SUPPLEMENTAL AGREEMENTS

12.1     AMENDMENTS, MODIFICATIONS, ETC.

         Subject to Sections 12.2 and 12.4, this agreement may not be amended, modified or waived except by an agreement in writing executed by PTI Holdco, OSI and the Trustee and approved by the Holders in accordance with Section 9.2 of the Exchangeable Share Provisions. No amendment to or modification or waiver of any of the provisions of this agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto.

12.2     MINISTERIAL AMENDMENTS

         Notwithstanding the provisions of Section 12.1 hereof, the parties to this agreement may in writing, at any time and from time to time, without the approval of the Holders, amend or modify this agreement for the purposes of:

         (a) adding to the covenants of any or all of the parties hereto for the protection of the Holders hereunder subject to the receipt by the Trustee of an opinion of its counsel that the addition of the proposed covenant is not prejudicial to the interests of the Holders as a whole or the Trustee;

         (b) making such amendments or modifications not inconsistent with this agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the board of directors of each of OSI and PTI Holdco and in the opinion of the Trustee and its counsel, having in mind the best interests of the Holders as a whole, it may be expedient to make, provided that such boards of directors and the Trustee and its counsel shall be of the opinion that such amendments and modifications will not be prejudicial to the interests of the Holders as a whole;

         (c) making such changes or corrections which, on the advice of counsel to PTI Holdco, OSI and the Trustee, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error; provided that the Trustee and its counsel and the board of directors of each of PTI Holdco and OSI shall be of the opinion that such changes or corrections will not be prejudicial to the interests of the Holders as a whole; or

         (d) making such changes as may be necessary or appropriate to implement or give effect to any assignment or assumption made pursuant to Section 14.9 hereof.

12.3     MEETING TO CONSIDER AMENDMENTS

         PTI Holdco, at the request of OSI, shall call a meeting or meetings of the Holders for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto. Any such meeting or meetings shall be called and held in accordance with the by-laws of PTI Holdco, the Exchangeable Share Provisions and all applicable laws.

12.4     CHANGES IN CAPITAL OF OSI AND PTI HOLDCO

         At all times after the occurrence of any event effected pursuant to
Section 2.7 or Section 2.8 of the Support Agreement, as a result of which either OSI Common Stock or the Exchangeable Shares or both are in any way changed, this agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which OSI Common Stock or the Exchangeable Shares or both are so changed, and the parties hereto shall execute and deliver a supplemental agreement giving effect to and evidencing such necessary amendments and modifications.

12.5     EXECUTION OF SUPPLEMENTAL AGREEMENTS

         From time to time, PTI Holdco (when authorized by a resolution of its Board of Directors), OSI (when authorized by a resolution of its board of directors) and the Trustee may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

         (a) evidencing the succession of any Successors to OSI and the covenants of and obligations assumed by each such Successor in accordance with the provisions of Article 11 and the successor of any successor trustee in accordance with the provisions of
               Article 10;

         (b) making any additions to, deletions from or alterations of the provisions of this agreement or the Voting Rights, the Exchange Right or the Automatic Exchange Rights which, in the opinion of the Trustee and its counsel, will not be prejudicial to the interests of the Holders as a whole or are in the opinion of counsel to the Trustee necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to OSI, PTI Holdco, the Trustee or this agreement;

         (c) to implement or give effect to any assignment or assumption made pursuant to Section 14.9 hereof; and

         (d) for any other purposes not inconsistent with the provisions of this agreement, including without limitation to make or evidence any amendment or modification to this agreement as contemplated hereby, provided that, in the opinion of the Trustee and its counsel, the rights of the Trustee and the Holders as a whole will not be prejudiced thereby.

                                   ARTICLE 13
                                   TERMINATION

13.1     TERM

         The Trust created by this agreement shall continue until the earliest to occur of the following events:

         (a)   no outstanding Exchangeable Shares are held by a Holder;

         (b) each of PTI Holdco and OSI elects in writing to terminate the Trust and such termination is approved by the Holders of the Exchangeable Shares in accordance with Section 9.1 of the Exchangeable Share Provisions; and

         (c) 21 years after the death of the last survivor of the descendants of Her Majesty Queen Elizabeth II of the United Kingdom of Great Britain and Northern Ireland living on the date of the creation of the Trust;

whereupon OSI may repurchase the Voting Share for cancellation, at par value.

13.2     SURVIVAL OF AGREEMENT

         This agreement shall survive any termination of the Trust and shall continue until there are no Exchangeable Shares outstanding held by a Holder; provided, however, that the provisions of Articles 8 and 9 hereof shall survive any such termination of this agreement.

                                   ARTICLE 14
                                     GENERAL

14.1     SEVERABILITY

         If any provision of this agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this agreement shall not in any way be affected or impaired thereby, and the agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

14.2     INUREMENT

         This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and to the benefit of the Holders.

14.3     NOTICES TO PARTIES

         All notices and other communications between the parties hereunder shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for such party as shall be specified in like notice):

         (a)   if to OSI:

               Oil States International, Inc.
               Three Allen Center 333 Clay
               Street, Suite 333460
               Houston, Texas 77002

               Attention:  Cindy B. Taylor
               Fax:  (713) 652-0499
               with a copy to:

               Donahue, Ernst & Young LLP
               1000 Ernst & Young Tower
               440 - 2nd Avenue S.W.
               P.O. Box 2258, Station M
               Calgary, Alberta  T2P 5E5

               Attention:  Richard Peters
               Fax:  (403) 206-5525

         (b)   if to PTI Holdco to:

               Three Allen Center
               333 Clay Street, Suite 333460
               Houston, Texas 77002

               Attention:  Cindy B. Taylor
               Fax:  (713) 652-0499

         (c)   if to the Trustee to:

               Montreal Trust Company of Canada
               Suite 600, 530 - 8th Avenue S.W.
               Calgary, Alberta
               T2P 3S8

               Attention:  Manager, Stock Transfer Services
               Fax:  (403) 267-6529

         Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof, and if given by telecopy shall be deemed to have been given and received on the date of receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

14.4     NOTICE TO HOLDERS

         Any and all notices to be given and any documents to be sent to any Holders may be given or sent to the address of such Holder shown on the register of Holders of Exchangeable Shares in any manner permitted by the Exchangeable Share Provisions and shall be deemed to be received (if given or sent in such manner) at the time specified in such Exchangeable Share Provisions, the provisions of which Exchangeable Share Provisions shall apply mutatis mutandis to notices or documents as aforesaid sent to such Holders.

14.5     RISK OF PAYMENTS BY POST

         Whenever payments are to be made or documents are to be sent to any Holder by the Trustee, by PTI Holdco or by OSI or by such Holder to the Trustee or to OSI or PTI Holdco, the making of such payment or sending of such document sent through the mail shall be at the risk of PTI Holdco or OSI, in the case of payments made or documents sent by the Trustee or PTI Holdco or OSI, and the Holder, in the case of payments made or documents sent by the Holder.

14.6     COUNTERPARTS

         This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

14.7     JURISDICTION

         This agreement shall be construed and enforced in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

14.8     ATTORNMENT

         OSI agrees that any action or proceeding arising out of or relating to this agreement may be instituted in the courts of Alberta, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of such courts in any such action or proceeding, agrees to be bound by any judgment of such courts and agrees not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and hereby appoints PTI Holdco at its registered office in the Province of Alberta as OSI's attorney for service of process.

14.9     PERMITTED ASSIGNMENT

         OSI may assign any or all of its rights and obligations under this Agreement to OSI ULC, provided that each of OSI and OSI ULC shall thereafter, jointly and severally, be liable for the performance by OSI ULC of the obligations of OSI pursuant to this Agreement. Any and all of the obligations of OSI may be performed and satisfied by OSI ULC, except that nothing in this
Section 14.9 will permit any change to the rights, privileges, restrictions and conditions attaching to the Voting Share or Exchangeable Shares or to the Exchange Right or Automatic Exchange Rights.

         IN WITNESS WHEREOF, the parties hereby have caused this agreement to be duly executed as of the date first above written.

                                        OIL STATES INTERNATIONAL, INC.


                                        Per:
                                            --------------------------------
                                        Per:
                                            --------------------------------

                                        MONTREAL TRUST COMPANY OF CANADA


                                        Per:
                                            --------------------------------
                                        Per:
                                            --------------------------------

                                   APPENDIX A

                   TO THE VOTING AND EXCHANGE TRUST AGREEMENT

                            [ARTICLES OF PTI HOLDCO]

                                    EXHIBIT E

           FORM OF AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                                                       EXHIBIT E

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         This Amended and Restated Registration Rights Agreement (the "Agreement"), dated as of ______________ ____, 200_, by and among Oil States International, Inc., a Delaware corporation ("OSI"), HWC Energy Services, Inc., a Texas corporation ("HWC"), Sooner Inc., a Delaware corporation ("Sooner"), and each of the holders of OSI Common Stock, HWC Common Stock, and Sooner Common Stock listed on the signature pages hereto, is entered into in connection with that certain Combination Agreement (the "Combination Agreement") dated as of July 31, 2000 and among OSI, HWC, Sooner and PTI Group, Inc., an Alberta corporation ("PTI") and the other parties thereto. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Combination Agreement.

                                    RECITALS

         WHEREAS, OSI, HWC, Sooner and PTI have entered into the Combination Agreement, pursuant to which, among other things, the holders of HWC Common Stock will receive shares of OSI Common Stock in the HWC Merger and the holders of Sooner Common Stock will receive shares of OSI Common Stock in the Sooner Merger; and

         WHEREAS, certain of the holders of OSI Common Stock, HWC Common Stock and Sooner Common Stock enjoy various registration rights with respect to such shares currently owned by them (the "Existing Registration Rights"); and

         WHEREAS, Article X of the Combination Agreement provides for the execution of this Amended and Restated Registration Rights Agreement which will amend and restate the Existing Registration Rights; and

         WHEREAS, the Holders of the Existing Registration Rights wish to relinquish such rights as of the Effective Time in consideration of receiving the amended and restated registration rights contemplated by this Agreement;

         WHEREAS, this Agreement shall be effective only upon the consummation of the OSI Initial Public Offering.

         NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

         SECTION 1  DEFINITIONS. The terms set forth below in this
Section 1 shall have the meanings ascribed to them below or in the part of this Agreement referred to below:

         "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the general rules and regulations under the Exchange Act.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the States of Texas or New York are authorized by law to close.

         "Demand Holder" means SCF-III, L.P., a Delaware limited partnership, SCV-IV, L.P., a Delaware limited partnership, or any of their respective successors and each transferee of their OSI Common Stock to whom the right to cause a Demand Registration has been expressly assigned in writing directly or indirectly (in a chain of title) from SCF-III, L.P. or SCF-IV, L.P.

         "Demand Registration" has the meaning set forth in Section 2(a) below.

         "Demand Request" has the meaning set forth in Section 2(a) below.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Existing Registration Rights" has the meaning set forth in the recitals above.

         "Holders" means those Persons set forth on the signature pages hereto, each of whom currently owns Registrable Securities; provided, however that a Person shall cease to be a Holder at any time after 180 days after the OSI Initial Public Offering if and when such Person owns OSI Common Stock and OSI Common Stock Equivalents representing less than two percent of the outstanding OSI Common Stock and such Person may dispose of all Registrable Securities then owned by such Person pursuant to Rule 144(k) (or any successor rule) under the Securities Act; provided, further however, that a Person (other than a Demand Holder) shall cease to be a Holder after the second anniversary hereof if the Company requests in writing that such Person confirm in writing that such Person remains a Holder and such Person fails to so confirm within 30 days of such notice.

         "HWC Common Stock" shall mean the common stock, par value $.01 per share, of HWC Energy Services, Inc., a Texas corporation.

         "Indemnified Party" has the meaning set forth in Section 7(c) below.

         "Indemnifying Party" has the meaning set forth in Section 7(c) below.

         "Inspectors" has the meaning set forth in Section 5(i) below.

         "Material Adverse Effect" has the meaning set forth in Section 2(d) below.

         "OSI Common Stock" shall mean the Class A common stock, par value $.01 per share, of OSI.

         "OSI Common Stock Equivalents" means (without duplication with any other OSI Common Stock or OSI Common Stock Equivalents) rights, warrants, options, convertible securities, or exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, OSI Common Stock or securities convertible or exchangeable into OSI Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

         "OSI Initial Public Offering" means the initial public offering of OSI Common Stock contemplated by an OSI registration statement filed to effect such offering.

         "Person" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, and any government or agency or political subdivision thereof.

         "Piggyback Registration" has the meaning set forth in Section 3(a) below.

         "Piggyback Securities" has the meaning set forth in Section 3(b) below.

         "PTI Exchangeable Shares" has the meaning set forth in the Combination Agreement.

         "PTI Registration Statement" has the meaning set forth in Section 3(a) below.

         "Records" has the meaning set forth in Section 5(i) below.

         "Registrable Securities" means (i) the OSI Common Stock issued in connection with the Combination Agreement in exchange for shares of HWC Common Stock or Sooner Common Stock to which, in each case, Existing Registration Rights were attached, (ii) the OSI Common Stock issued prior to the date hereof to which Existing Registration Rights are attached and (iii) any OSI Common Stock and any other securities issued or issuable with respect to such securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, that any Registrable Security will cease to be a Registrable Security when (a) a registration statement covering such Registrable Security has been declared effective by the SEC and it has been disposed of pursuant to such effective registration statement, (b) such Registrable Security is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met,
(c) (i) such Registrable Security has been otherwise transferred and (ii) OSI has delivered a new certificate or other evidence of ownership for it not bearing any legend with respect to registration and (iii) such Registrable Security may be resold without subsequent registration under the Securities Act, or (d) such Registrable Security has ceased to be a Registrable Security in accordance with the proviso to the definition of Holder provided for herein.

         "Registration Expenses" has the meaning set forth in Section 6 below.

         "Requesting Holders" means the Demand Holder or group of Demand Holders acting in concert to make a Demand Request.

         "Required Filing Date" has the meaning set forth in Section 2(a)(ii) below.

         "SEC" means the Securities and Exchange Commission or any successor governmental agency.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Selling Holder" means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

         "Sooner Common Stock" shall mean the common stock, par value $.01 per share, of Sooner Inc., a Delaware corporation.

         "Subsidiary" means (i) any corporation or other entity a majority of the capital stock of which having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is at the time owned, directly or indirectly, with power to vote, by OSI or any direct or indirect Subsidiary of OSI or (ii) a partnership in which OSI or any direct or indirect Subsidiary is a general partner.

         "Underwriter" means a securities dealer which purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

         SECTION 2         DEMAND REGISTRATION.

                  (a)      Request for Registration.

                           (i)  From and after the expiration of the
                  lock-up period agreed to by OSI in connection with the OSI Initial Public Offering, any Demand Holder may make a written request of OSI (a "Demand Request") for registration under the Securities Act (a "Demand Registration") of the sale of all or part of its Registrable Securities; provided that the Registrable Securities proposed to be sold by the Requesting Holders must have an estimated aggregate gross offering price of at least $50,000,000.

                           (ii) Each Demand Request shall specify the type and number of shares of Registrable Securities proposed to be sold. Subject to Section 4(c), OSI shall file the Demand Registration as soon as reasonably practicable but in any event within 60 days after receiving a Demand Request (the "Required Filing Date") and shall use all commercially reasonable efforts to cause the same to be declared effective by the SEC as promptly as practicable after such filing. Subject to Section 2(b), if OSI has effected five Demand Registrations in response to the request of a Demand Holder, then OSI shall not be obligated to respond to further Demand Registrations in respect of Demand Holders pursuant to this Section. OSI shall not be obligated to effect more than one Demand Registration in any six month period.

                  (b) Effective Registration and Expenses. Each registration that becomes effective will be counted as a Demand Registration. A registration will not count as a Demand Registration until it has become effective unless (i) prior to such effective time the Requesting Holders withdraw all their Registrable Securities for any reason other than (A) the inability or unreasonable delay of OSI in having such registration statement become effective or (B) the disclosure of material adverse information regarding OSI that was not known by such Requesting Holders at the time the request for such Demand Registration was made and (ii) the Requesting Holders elect not to pay all of OSI's Registration Expenses in connection with such withdrawn registration. If, after such registration has become effective, an offering of Registrable Securities pursuant to a registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will not count as a Demand Registration; provided, however, that upon the termination or release of such stop order, injunction or interference, such registration will again be counted as a Demand Registration.

                  (c)  Selection of Underwriters. The offering of
         Registrable Securities pursuant to a Demand Registration may be in the form of a "firm commitment" underwritten offering. OSI shall select the book-running managing Underwriter and such additional Underwriters to be used in connection with the offering; provided that such selections shall be subject to the consent of Requesting Holders owning a majority of the Registrable Securities subject to such Demand Registration, which consent shall not be unreasonably withheld.

                  (d) Priority on Demand Registrations. No securities to be sold for the account of any Person (including OSI) other than a Holder shall be included in a Demand Registration if the managing Underwriter or Underwriters shall advise the Requesting Holder in writing that, in its or their judgment, the inclusion of such securities may adversely affect the price or success of the offering in any significant or material respect (a "Material Adverse Effect"). Furthermore, in the event the managing Underwriter or Underwriters shall advise the Requesting Holder that even after exclusion of all securities of other Persons pursuant to the immediately preceding sentence, the amount of Registrable Securities proposed to be included in such Demand Registration by Holders electing to participate is sufficiently large to cause a Material Adverse Effect, the Registrable Securities of such Holders to be included in such Demand Registration shall be allocated pro rata among such Holders on the basis of the number of outstanding shares of OSI Common Stock requested to be included in such registration by each such Holder.

         SECTION 3     PIGGYBACK REGISTRATION.

                  (a) If OSI proposes to file a registration statement under the Securities Act, including a Demand Registration, with respect to an offering of OSI Common Stock for cash by OSI for its own account or for the account of any of its equity holders (other than a registration statement on Form S-4 or S-8 or any substitute form that may be adopted by the SEC or any registration statement filed in connection with an exchange offer or offering of securities solely to OSI's existing security holders or any registration statement filed in connection with an exchange offer or offering of securities to holders of Exchangeable Shares) (the "PTI Registration Statement"), then OSI shall give written notice of such proposed filing to the Holders of the Registrable Securities as soon as practicable (but in no event less than 20 days before the anticipated initial filing date of such registration statement), and such notice shall offer such Holders the opportunity to register such number of Registrable Securities as each such Holder may request (a "Piggyback Registration"). On or before the 10th day following the receipt of such notice by the Holders, any Holder wishing to include any or all of its Registrable Securities in such registration statement shall give written notice to OSI stating the name of such Holder and the amount of such Holder's

         Registrable Securities to be included in such registration statement. Subject to Section 3(b), OSI shall include in each such Piggyback Registration all Registrable Securities requested to be included in the registration for such offering; provided, however, that OSI may at any time withdraw or cease proceeding with such registration without the consent of any Holder of Registrable Securities, notwithstanding the request of any such Holder to participate therein in accordance with this provision, if OSI determines in its sole discretion that such action is in the best interests of OSI and its stockholders (for this purpose, the interests of the Holders shall not be considered). Each Holder of Registrable Securities shall be permitted to withdraw all or part of such Holder's Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof.

                  (b) OSI shall use all commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in the registration statement for such offering under
         Section 3(a) ("Piggyback Securities"), to be included on the same terms and conditions as any similar securities included therein. Notwithstanding the foregoing, OSI shall not be required to include any Holder's Piggyback Securities in such offering unless such Holder accepts the terms of the underwriting agreement between OSI and the managing Underwriter or Underwriters and otherwise complies with the provisions of Section 8. If such offering is a Demand Registration pursuant to Section 2(a), then the provisions of Section 2(d) shall apply. In all other offerings that are underwritten, if the managing Underwriter or Underwriters of such proposed underwritten offering advise OSI in writing that in its or their opinion the total amount of securities, including Piggyback Securities, to be included in such offering is sufficiently large to cause a Material Adverse Effect, then in such event the securities to be included in such offering shall be allocated first to OSI, and then, to the extent that any additional securities can, in the opinion of such managing Underwriter or Underwriters, be sold without any such Material Adverse Effect, pro rata among the holders of Piggyback Securities on the basis of the number of outstanding shares of OSI Common Stock requested to be included in such registration by each such Holder.

                  (c) Until such time as the PTI Registration Statement has been declared effective by the SEC, the holders of PTI Exchangeable Shares shall be deemed to be Holders hereunder for purposes of participation in Piggyback Registrations. The holders of PTI Exchangeable Shares shall have the same rights, duties and obligations of Holders with respect to Piggyback Registrations and shall be subject to the same limitations and restrictions thereon. The rights provided in this Section 3(c) shall terminate as to any particular holder of PTI Exchangeable Shares at such time as such holder ceases to be a holder of PTI Exchangeable Shares.

         SECTION 4     HOLDBACK AGREEMENTS.

                  (a)  Restrictions on Public Sale by Holder of
         Registrable Securities. Each Holder of Registrable Securities (whether or not such Registrable Securities are included in a registration statement pursuant hereto) agrees not to effect any direct or indirect (including through derivative transactions) sale or distribution of the issue being registered or of any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the 14 days prior to, and during such period (up to 90 days) beginning on, the date of the final prospectus used with respect to any underwritten public offering of equity securities by the Company or any Holder of Registrable Securities if and to the extent requested by the managing Underwriter or Underwriters.

                  (b) Restrictions on Public Sale by OSI and Others. OSI agrees not to effect any direct or indirect (including through derivative transactions) sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during a period of up to 90 days, if requested by the managing underwriters, beginning on, the date of the final prospectus used with respect to any underwritten public offering of equity securities by the Company or any Holder of Registrable Securities (unless such sale or distribution is pursuant to such registration statement); provided, such restriction shall not affect OSI's ability to issue OSI Common Stock pursuant to the PTI Registration Statement.

                  (c) Deferral of Filing. OSI may defer the filing (but not the preparation) of a registration statement required by Section 2 if (i) at the time OSI receives the Demand Request, OSI is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of OSI determines in good faith that such disclosure would not be in the best interests of OSI and its stockholders, or (ii) prior to receiving the Demand Request, the Board of Directors had determined to effect a registered underwritten public offering of OSI's equity securities for OSI's account and OSI had taken substantial steps (including, but not limited to, selecting the managing Underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this Section 4(c) shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed or terminated, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the proposed registration for OSI's account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 4(c), OSI shall promptly, upon determining to seek such deferral, deliver to each Requesting Holder a certificate signed by the President of Company stating that OSI is deferring such filing pursuant to this Section 4(c). Within twenty days after receiving such certificate, the Requesting Holder may withdraw such request by giving notice to OSI; if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement. OSI may defer the filing of a particular registration statement pursuant to this Section 4(c) for a period of 45 days in any three month period and of all registration statements for a total of 90 days during any twelve month period.

         SECTION 5 REGISTRATION PROCEDURES. Whenever the Holders have requested that any Registrable Securities be registered pursuant to Section 2 hereof, OSI will, at its expense, use all commercially reasonable efforts to effect the registration and the sale of such Registrable Securities under the Securities Act in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request, OSI will as expeditiously as practicable:

                  (a) prepare and file with the SEC a registration statement on any form for which OSI then qualifies or which counsel for OSI shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use all commercially reasonable efforts and proceed diligently and in good faith to cause such filed registration statement to become effective under the Securities Act; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, OSI will furnish to all Selling Holders and to one counsel reasonably acceptable to OSI selected by the Selling Holders, copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective pursuant to Section 2 for a period (except as provided in the last paragraph of this Section 5) of not less than 180 consecutive days or, if shorter, the period terminating when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Selling Holders thereof set forth in such registration statement;

                  (c) furnish to each such Selling Holder one copy of such registration statement, and of each amendment and supplement thereto (in each case including one copy of all exhibits thereto), and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus) as such Selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder;

                  (d) notify the Selling Holders promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective under the Securities Act and each applicable state law; (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose; (iv) if at any time the representations or warranties of OSI contained in any agreement (including any underwriting agreement) contemplated by
         Section 5(h) below cease to be true and correct in any material respect; (v) of the receipt by OSI of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (vi) of the happening of any event which makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such registration statement, prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of OSI's reasonable determination that a post-effective amendment to a registration statement would be appropriate;

                  (e) use every commercially reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

                  (f) cooperate with the Selling Holders and the managing Underwriter or Underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depositary Trust Company; and enable such Registrable Securities to be registered in such names as the managing Underwriter or Underwriters may request prior to any sale of Registrable Securities;

                  (g) use all commercially reasonable efforts to register or qualify such Registrable Securities as promptly as practicable under such other securities or blue sky laws of such jurisdictions as any Selling Holder or managing Underwriter reasonably (in light of the intended plan of distribution) requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Holder or managing Underwriter to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Selling Holder; provided, however, that OSI will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (g); (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                  (h) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                  (i) make available for inspection by any Selling Holder of such Registrable Securities, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of OSI (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause OSI's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with such registration statement. Each Selling Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of OSI or its Affiliates unless and until such is made generally available to the public.

                  (j) use all commercially reasonable efforts to obtain a comfort letter or comfort letters from OSI's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the Selling Holders of a majority of the shares of Registrable Securities being sold or the managing Underwriter or Underwriters reasonably requests;

                  (k) otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve months, which twelve month period shall commence no later than three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                  (l) use all commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by OSI are then listed or quoted on any inter-dealer quotation system on which similar securities issued by OSI are then quoted;

                  (m) subject to the provisions of Section 4(c) if any event contemplated by Section 5(d)(vi) above shall occur, as promptly as practicable prepare a supplement or amendment or post-effective amendment to such registration statement or the related prospectus or any document incorporated therein by reference or promptly file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

                  (n) cooperate and assist in any filing required to be made with the National Association of Securities Dealers, Inc. and in the performance of any due diligence investigation by any underwriter, including any "qualified independent underwriter," or any Selling Holder.

         OSI may require each Selling Holder to promptly furnish in writing to OSI such information regarding the distribution of the Registrable Securities as it may from time to time reasonably request and such other information as may be legally required in connection with such registration. Notwithstanding anything herein to the contrary, OSI shall have the right to exclude from any offering the Registrable Securities of any Selling Holder who does not comply with the provisions of the immediately preceding sentence.

         Each Selling Holder agrees that, upon receipt of any notice from OSI of the happening of any event of the kind described in Section 5(d)(vi) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such

Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(m) hereof, and, if so directed by OSI, such Selling Holder will deliver to OSI all copies, other than permanent file copies, then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event OSI shall give such notice, OSI shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 5(b) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 5(d)(vi) hereof to the date when OSI shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 5(m) hereof.

         SECTION 6     REGISTRATION EXPENSES. Subject to the provisions in
Section 2(b) above with respect to a Demand Registration, in connection with any Demand Registration or Piggyback Registration hereunder, OSI shall pay the following registration expenses (the "Registration Expenses"): (a) all registration and filing fees (including, without limitation, with respect to filings to be made with the National Association of Securities Dealers, Inc.),
(b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) printing expenses, (d) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (e) the fees and expenses incurred in connection with the listing of the Registrable Securities on an exchange or the quotation of the Registrable Securities on an inter-dealer quotation system, (f) reasonable fees and disbursements of counsel for OSI and customary fees and expenses for independent certified public accountants retained by OSI (including the expenses of any comfort letters requested pursuant to Section 5(j) hereof), (g) the reasonable fees and expenses of any special experts retained by OSI in connection with such registration, (h) reasonable fees and expenses of one counsel reasonably acceptable to OSI selected by the Selling Holders incurred in connection with the registration of such Registrable Securities hereunder and (i) fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in any offering pursuant to the requirements of the National Association of Securities Dealers, Inc. OSI shall not have any obligation to pay any underwriting fees, discounts, or commissions attributable to the sale of Registrable Securities, any capital gains, income or transfer taxes or, except as provided by clause (b), (h) or (i) above, any out-of-pocket expenses of the Holders (or the agents who manage their accounts) or the fees and disbursements of counsel for any Underwriter.

         SECTION 7     INDEMNIFICATION; CONTRIBUTION.

                  (a) Indemnification by OSI. OSI agrees to indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the officers, directors, agents, members, general and limited partners, and employees of each Selling Holder and each such controlling person from and against any and all losses, claims, damages, liabilities, and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to OSI by such Selling Holder or on such Selling Holder's behalf expressly for use therein. OSI also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 7(a).

                  (b) Indemnification by Holder of Registrable Securities. Each Selling Holder, severally and not jointly, agrees to indemnify and hold harmless OSI, and each Person, if any, who controls OSI within the meaning of either Section 15 of the Securities Act or
         Section 20 of the Exchange Act and the officers, directors, agents and employees of OSI and each such controlling Person to the same extent as the foregoing indemnity from OSI to such Selling Holder, but only with respect to information furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities. The liability of any Selling Holder under this Section 7(b) shall be limited to the aggregate cash and property received by such Selling Holder pursuant to the sale of Registrable Securities covered by such registration statement or prospectus.

                  (c) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person entitled to indemnification under
         Section 7(a) or 7(b) above (an "Indemnified Party") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification (an "Indemnifying Party"), the Indemnified Party shall give prompt written notice to the Indemnifying Party and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all reasonable expenses of such defense. Such Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the Indemnifying Party fails promptly to assume the defense of such action or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and Indemnifying Party (or an Affiliate of the Indemnifying Party), and such Indemnified Party shall have been advised by counsel that there is a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party). Notwithstanding the foregoing, the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable at any time for the fees and expenses of more than one separate firm of attorneys (together in each case with appropriate local counsel). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent (which consent will not be unreasonably withheld), but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action of proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Party from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance satisfactory to the Indemnified Party, from all liability in respect of such action or proceeding for which such Indemnified Party would be entitled to indemnification hereunder.

                  (d)  Contribution. If the indemnification provided for in this
          Section 7 is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments as between OSI on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of OSI and of each Selling Holder in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of OSI on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. OSI and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first two sentences of this Section 7(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or judgments referred to in Sections 7(a) and (b) hereof shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          SECTION 8  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No
Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's

Registrable Securities on the basis provided in any underwriting arrangements approved by the Person entitled hereunder to approve such arrangements, and (b) timely completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, custody agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

         SECTION 9   MISCELLANEOUS.

         9.1 Rule 144. OSI covenants that, upon any registration statement covering Company securities becoming effective, it will file the reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the Commission thereunder, and it will take such other action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, OSI will deliver to such Holder a written statement as to whether it has complied with such requirements.

         9.2 Issuance of New Certificates. Each Holder who ceases to be a Holder may thereafter surrender any certificate or certificates of OSI Common Stock bearing legends restricting the transferability thereof and shall be entitled, upon such surrender, to receive in exchange therefor a certificate or certificates, free of such restrictive legends, representing the same number of shares of OSI Common Stock; provided, however, that prior to the issuance of such unrestricted shares of OSI Common Stock, OSI may require an opinion of its counsel, at its expense, in customary form and reasonably satisfactory to OSI to the effect that the issuance of such unrestricted shares is permitted under applicable federal and state securities laws. If any such certificate for OSI Common Stock is to be issued in a name other than that in which the surrendered certificate is registered, it shall be a condition of such exchange that the certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such exchange shall have paid any transfer and other taxes required by reason of such issuance of certificates of OSI Common Stock in a name other than that of the registered holder of the certificate surrendered, or shall have established to the satisfaction of OSI and its transfer agent that such tax has been paid or is not applicable.

         9.3 Waiver and Amendment. Any provision of this Agreement may be waived at any time by the party that is, or whose stockholders or partners are, entitled to the benefits thereof. This Agreement may not be amended or supplemented at any time, except by an instrument in writing signed on behalf of the Holders of 50% or more of the Registrable Securities.

         9.4 Assignment. The registration rights of Holders under this Agreement may be assigned and transferred to any transferee acquiring Registrable Securities, other than in a public offering pursuant to a registration statement or pursuant to Rule 144; provided, however, that OSI is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the Registrable Securities with respect to which the rights under this Agreement are being assigned and the transferee agrees to be bound by the terms and conditions hereof and agrees to execute and deliver to OSI an acknowledgement and agreement to such effect.

This Agreement shall also be binding upon and enforceable by the heirs, executors, or other personal representatives of the Holders and the successors and assigns of OSI.

         9.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered if delivered in person, by cable, telegram, telex, or telecopy and shall be deemed to have been duly given three business days after deposit with a United States post office if delivered by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

         if to OSI:

                  Oil States International, Inc.
                  Three Allen Center
                  333 Clay Street, Suite 333460
                  Houston, Texas  77002
                  Attention:  Cindy B. Taylor
                  Telephone:  (713) 652-0588
                  Facsimile:  (713) 652-0499

         with a copy to:

                  Locke Liddell & Sapp LLP
                  2200 Ross Avenue, Suite 2200
                  Dallas, Texas, 75201
                  Attention:  Maury Purnell
                  Telephone:  (214) 740-8000
                  Facsimile:  (214) 740-8800

         if to HWC:

                  HWC Energy Services, Inc.
                  811 Dallas, Suite 1322
                  Houston, Texas 77002
                  Attention:  Rob Hampton
                  Telephone:  (713) 750-0600
                  Facsimile:  (713) 750-0058

         with a copy to:

                  Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P 201 St. Charles Avenue

                  New Orleans, Louisiana 70170
                  Attention:  Bill Masters
                  Telephone:  (504) 582-8000
                  Facsimile:  (504) 582-8549
         if to Sooner:

                  Sooner Inc.
                  1221 Lamar Street, Suite 1010
                  Houston, Texas 77010
                  Attention:  Chris Cragg
                  Telephone:  (713) 759-1200
                  Facsimile:  (713) 759-0442

         with a copy to:

                  Scott F. Zarrow
                  900 Mid-Continent Tower
                  401 S. Boston
                  Tulsa, OK 74103
                  Telephone:  (918) 295-8054
                  Facsimile:  (918) 295-8048

and if to a Holder, at such Holder's address as shown on OSI's stock transfer records or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

         9.6 Governing Law. This Agreement shall be governed by and construed in accordance with the substantive law of the State of Delaware without giving effect to the principles of conflicts of law thereof.

         9.7 Severability. If any term or other provisions of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any material manner to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible.

         9.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original document, but all of which together shall constitute one and the same agreement.

         9.9 Headings. The Section headings herein are for convenience only and are not intended to be part of or to affect the meaning or interpretation of the Agreement.

         9.10 Entire Agreement; Third Party Beneficiaries. This Agreement, including the exhibits hereto and the documents, information supplied in writing, and instruments referred to herein, constitute the entire agreement and supersedes all other prior agreements, and understandings, both oral and written, among the parties or any of them, with respect to the subject matter hereof. Except as set forth in Section 3(c) hereof with respect to holders of PTI Exchangeable Shares, this Agreement shall be binding upon and inure solely to the benefit of the parties hereto, and nothing in this Agreement and the documents, information supplied in writing, and instruments referred to herein, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement. For greater certainty, Section 3(c) hereof, and the application of this Agreement contemplated thereby, shall inure to the benefit of, and shall be enforceable against the parties hereto by, the holders of PTI Exchangeable Shares.

         9.11 Termination. The provisions of Sections 2, 3, 4, 5 and 6 shall terminate and be of no further force or effect on or after the tenth anniversary of the date hereof.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties to this Agreement have caused it to be executed as of the date first above written.

                                     OIL STATES INTERNATIONAL, INC.


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     HWC ENERGY SERVICES, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     SOONER INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     SCF III, L.P.

                                     By:   SCF II, L.P.,
                                           its General Partner

                                           By: L.E. Simmons & Associates,
                                               Incorporated, its General Partner

                                               By:
                                                  -----------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                     SCF IV, L.P.

                                     By:   SCF-IV, G.P., Limited Partnership,
                                           its General Partner

                                           By: L.E. Simmons & Associates,
                                               Incorporated, its General Partner

                                               By:
                                                  -----------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------




                                     OSI REGISTRATION RIGHTS HOLDERS

                                     David Altholff*
                                     Charles Armbrust*
                                     The Bovaird Supply Co.*
                                     James Cauble*
                                     Chase Manhattan Investment Holdings, Inc.*
                                     J. Kelly Elliot*
                                     Donald Gregory*
                                     T. L. Gregory*
                                     T. L. Gregory, Trustee for the Betty Sue
                                       Gregory Trust*
                                     Howard Hughes*
                                     The Huntfield Trust Limited*
                                     Michael Kief*
                                     Werner Kief*
                                     Klaper (UK) Ltd*
                                     Menikoff Family Partnership*
                                     J. Michael Newell*
                                     Richard Schultz*
                                     Stephen Wells*
                                     James Woods*



                                    *By:
                                        ----------------------------------------
                                                     Attorney in Fact

                                     HWC REGISTRATION RIGHTS HOLDERS

                                     Tommy Parkhill*
                                     Gerald Loring*
                                     James L. Skeans*
                                     Chad W. Parkhill Trust*
                                     Shelly L. Parkhill Trust*
                                     Charles Helms*
                                     Don Cobb*
                                     Gary Rosenthal*
                                     Jay Trahan*
                                     John Lauletta*
                                     Larry Pavlicek*
                                     Richard Broussard*
                                     Robert W. Hampton*
                                     Shanna Trosclair*



                                    *By:
                                        ----------------------------------------
                                                     Attorney in Fact

                                     SOONER REGISTRATION RIGHTS HOLDERS

                                     Zarrow Operating Company*
                                     Stuart A. Zarrow*
                                     Judith Z. Kishner*
                                     Gail Z. Richards*
                                     Foreman Investment Capital, LLC*



                                    *By:
                                        ----------------------------------------
                                                     Attorney in Fact

                                    EXHIBIT F

                   SUMMARY OF TAX OPINION OF ERNST & YOUNG LLP
                    (US HOLDERS OF HWC, SOONER, OSI AND PTI)

THIS DRAFT IS FURNISHED SOLELY TO INDICATE THE EXPECTED OPINION, ASSUMING A SATISFACTORY COMPLETION OF CERTAIN DUE DILIGENCE PROCEDURES AND REPRESENTATIONS FROM THE MANAGEMENT OF HWC, SOONER, OSI AND PTI AND FROM THE MAJORITY SHAREHOLDER.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS TO THE PARTICIPATING
SHAREHOLDERS

SHAREHOLDERS THAT ARE UNITED STATES HOLDERS

The following is a summary of certain United States federal income tax considerations generally applicable to the Participating Shareholders that are "United States persons," as defined for United States federal income tax purposes, and that currently hold shares of HWC, Sooner or PTI as capital assets ("United States Holders"), upon entering into the proposed transactions as detailed in the Combination Agreement and Form S-1 (collectively the "Proposed Arrangement"), including the receipt and ownership of OSI Common Stock. For United States federal income tax purposes, "United States persons" are United States citizens or residents, corporations or partnerships organized under the laws of the United States or any state thereof, estates subject to United States federal income tax on their income regardless of source and trusts subject to the primary supervision of a court within the United States and control of a United States fiduciary as described in Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended (the "Code").

This summary is based on United States federal income tax law in effect as of the date hereof. Although certain statutory and administrative authorities exist which address certain of the United States federal income tax consequences related to the issuance and receipt of equity interests in the common stock of a corporation, the conclusions expressed herein are subject to interpretation and are not absolutely certain. No advance income tax ruling has been sought or obtained from the United States Internal Revenue Service ("IRS") regarding the United States federal income tax consequences of any of the transactions described herein.

This summary does not address aspects of United States taxation other than United States federal income taxation, nor does it address all aspects of United States federal income taxation that may be applicable to particular United States Holders, including, without limitation, holders of stock options and holders of common shares acquired as a result of the exercise of employee stock options. In addition, this summary does not address the United States state or local tax consequences or the foreign tax consequences of the Proposed Arrangement.

UNITED STATES HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE UNITED STATES FEDERAL, STATE AND LOCAL TAX CONSEQUENCES AND THE FOREIGN TAX CONSEQUENCES OF THE PROPOSED ARRANGEMENT.

Characterization of the Proposed Arrangement for United States Federal Income Tax Purposes. The management of OSI anticipates receiving a tax opinion from Ernst & Young LLP upon the satisfactory completion of the necessary information requests, representations, and other document requests. This opinion would provide that, based upon current statutory and administrative authorities, the Proposed Arrangement should qualify as a tax free transfer to a controlled corporation within the meaning of Section 351(a) of the Code. However, there can be no assurance that the IRS would not challenge the status of the Proposed Arrangement as a transfer to a controlled corporation or that, if challenged, a court would not agree with the IRS. The tax opinion is subject to certain customary assumptions, qualifications and similar matters and is limited solely to certain United States federal income tax consequences of the Proposed Arrangement.

The following substantially represents the anticipated federal income tax consequences of the Proposed Arrangement that OSI anticipates receiving in the tax opinion from Ernst & Young LLP.

Receipt of OSI common shares. Assuming the Proposed Arrangement qualifies under
Section 351(a) of the Code, the following federal income tax consequences should occur: (i) except as provided below, a United States Holder of HWC, Sooner or PTI shares who solely receives OSI common shares pursuant to the Proposed Arrangement should not recognize any gain or loss with respect to the receipt of such shares; (ii) except as provided below, the aggregate basis of the OSI common shares received pursuant to the Proposed Arrangement by a United States Holder should equal such holder's aggregate tax basis in the shares of HWC, Sooner or PTI shares exchanged pursuant to the Proposed Arrangement reduced by the tax basis allocated to fractional share interests for which cash is received; (iii) the holding period for federal income tax purposes of the OSI common shares received by a United States Holder of HWC, Sooner or PTI shares pursuant to the Proposed Arrangement should include the holding period of the HWC, Sooner or PTI shares exchanged therefor; and (iv) cash payments in lieu of a fractional OSI common share should be treated as a taxable exchange of cash in full payment for the fractional share.

                                    EXHIBIT G

                   SUMMARY OF TAX OPINION OF ERNST & YOUNG LLP
                                      (PTI)

THIS DRAFT IS FURNISHED SOLELY TO ILLUSTRATE CERTAIN OF THE EXPECTED TAX CONSIDERATIONS THAT WILL BE CONTAINED IN THE FINAL OPINION ASSUMING A SATISFACTORY COMPLETION OF CERTAIN DUE DILIGENCE PROCEDURES AND REPRESENTATIONS FROM MANAGEMENT. The matters discussed below will, along with additional matters, be set out more fully in the Income Tax Considerations section of the Management Information Circular.

The following is a brief summary of some of the Canadian federal income tax consequences to PTI Group, Inc. ("PTI") and its shareholders of the Combination Agreement and the Arrangement. It is not intended to be, and should not be construed to be, legal, business or tax advice to either PTI or any particular shareholder of PTI.

This summary assumes that PTI shareholders hold their shares of PTI as capital property for purposes of the Canadian Income Tax Act (the "Act").

TAX CONSEQUENCES TO PTI

The Combination Agreement and the Arrangement may result in an acquisition of control of PTI for Canadian income tax purposes. There are a number of tax consequences that arise if there is an acquisition of control including a deemed year end for tax purposes with all of the requisite filing requirements; realization of accrued losses; expiration of capital losses and property losses; and restrictions on the future utilization of non-capital losses.

PTI will also have a deemed year end for tax purposes on the amalgamation of PTI and PTI Amalco. There should be no other significant tax consequences to PTI as a result of the amalgamation.

As discussed below, on a redemption (including a retraction) of an Exchangeable Share by PTI Holdco, the shareholder will be deemed to have received and PTI Holdco will be deemed to have paid a dividend equal to the amount, if any, by which the redemption proceeds (the fair market value at that time of the Oil States International, Inc. ("OSI") Common Stock received by the shareholder from PTI Holdco on the redemption) exceed the paid-up capital (for purposes of the
Act) of the Exchangeable Share at the time the share is redeemed. PTI Holdco will be required to pay annually a tax under Part VI.1 of the Act equal to 66 2/3% of the amount, if any, by which the total of all taxable dividends paid or deemed to have been paid on the Exchangeable Shares for the year exceeds $500,000. PTI Holdco will also be entitled to deduct, in computing taxable income, an amount equal to 9/4 of the Part VI.1 tax it is required to pay for the year. If certain conditions are met, this Part VI.1 tax and corresponding deduction may be transferred to a related Canadian corporation.

PTI SHAREHOLDERS RESIDENT IN CANADA

On the amalgamation of PTI and PTI Amalco, a PTI shareholder will be deemed to have disposed of PTI common shares owned by the PTI common shareholder for proceeds equal to the adjusted cost base of the PTI common shares to that shareholder immediately before the amalgamation; as a result, no capital gain or capital loss will generally arise for a PTI shareholder on the amalgamation. The PTI shareholder will be deemed to have acquired the shares of New PTI Group, Inc. ("New PTI") on the amalgamation at a cost equal to the proceeds of disposition of the PTI common shares referred to above.

The increase in legal stated capital of the Class B shares of New PTI will result in a deemed dividend to the Class B shareholders. The tax implications of that deemed dividend are not discussed in this summary. This increase in legal stated capital of the Class B shares will not have any adverse income tax implications to the other shareholders of New PTI or to New PTI itself.

The increase in legal stated capital of the Class C shares of New PTI will result in a deemed dividend to the Class C shareholders. The tax implications of that deemed dividend are not discussed in this summary. This increase in legal stated capital of the Class C shares will not have any adverse income tax implications to the other shareholders of New PTI or to New PTI itself.

On the transfer of the shares of New PTI by the New PTI shareholder to PTI Holdco, the New PTI shareholder and PTI Holdco will file the appropriate joint elections pursuant to the provisions of section 85(1) of the Act electing an amount (the "Elected Amount") selected by the New PTI shareholder within the limits provided for under the Act.

A New PTI shareholder who receives Exchangeable Shares of PTI Holdco and ancillary rights and benefits on the transfer of the New PTI shares to PTI Holdco will not realize a capital gain for Canadian income tax purposes on the transfer provided that the shareholder files the joint election with PTI Holdco with an Elected Amount equal to the adjusted cost base to the shareholder of the shareholder's New PTI shares and such adjusted cost base exceeds the sum of:

          (i)  any cash received in respect of a fractional Exchangeable Share;
               and

          (ii) the fair market value of the ancillary rights and benefits received by such shareholder in connection with the exchange.

A New PTI shareholder will realize a capital gain to the extent that such sum, net of any reasonable costs of disposition, exceeds the adjusted cost base of the New PTI shares to the shareholder. Certain shareholders may realize a dividend rather than a capital gain. A New PTI shareholder will be required to determine the fair market value of the ancillary rights and benefits received. Any determination of value is not binding on the Canada Customs and Revenue Agency ("CCRA"). It is possible that the CCRA could take the position that the ancillary rights and benefits have a fair market value in excess of a nominal amount.

A shareholder who selects an Elected Amount greater than the adjusted cost base of the New PTI shares will realized a capital gain to the extent that elected amount, net of any reasonable costs of disposition exceeds the adjusted cost base.

On the redemption (including a retraction) of an Exchangeable Share by PTI Holdco, the shareholder of the Exchangeable Share will be deemed to have received a dividend from PTI Holdco equal to the amount, if any, by which the redemption proceeds (the fair market value at that time of the OSI Common Stock received by the shareholder from PTI Holdco on the redemption) exceed the paid-up capital (for purposes of the Act) of the Exchangeable Share at the time the share is redeemed. The shareholder will also be considered to have disposed of the Exchangeable Share for proceeds of disposition equal to the redemption proceeds less the amount of such deemed dividend.

On the exchange of an Exchangeable Share by the shareholder thereof with OSI ULC for OSI Common Stock, the shareholder will in general realize a capital gain (or capital loss) to the extent the proceeds of disposition of the Exchangeable Share, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the holder of the Exchangeable Share. For these purposes, the proceeds of disposition will be the fair market value, at the time of the exchange, of the OSI Common Stock received on the exchange.

Because of the existence of the Redemption and Retraction Call Rights, a PTI Exchangeable Shareholder cannot control whether such shareholder will receive the OSI Common Stock by way of a redemption of the Exchangeable Shares or by way of a purchase of the Exchangeable Shares. As described above, the income tax consequences of a redemption differ from those of a purchase.

The cost of the OSI Common Stock received on the retraction, redemption or exchange of Exchangeable Shares will be equal to the fair market value of such OSI Common Stock at the time of such event, and must be averaged with the adjusted cost base of any other OSI Common Stock held at that time by the holder for the purposes of determining the adjusted cost base of all OSI Common Stock held by the holder.

On June 22, 2000, the Department of Finance released draft amendments to the Act regarding the taxation of "participating interests" of Canadian taxpayers in "foreign investment entities". The intention of the legislation is to prevent Canadian taxpayers from avoiding Canadian income tax by transferring funds to offshore accounts. Under these provisions, both a PTI Holdco Exchangeable Share and an OSI common share will be considered to be a "participating interest" in OSI. If OSI is determined to be a "foreign investment entity" there would be negative tax consequences to Canadian shareholders holding such interests. Basically, a "foreign investment entity" is a non-resident entity the "investment property" of which represents at least half of its assets. It is anticipated that OSI will not be a "foreign investment entity" on the basis that half of its assets will not be investment property and, therefore, these draft provisions should not apply.

PTI OPTIONHOLDERS

There should be no negative income tax consequences to a PTI Optionholder on the exchange of the options to acquire PTI Common shares for options to acquire OSI Common Shares..

PTI SHAREHOLDERS NOT RESIDENT IN CANADA

The transfer by the non-resident shareholders of PTI of their shares of PTI to OSI in exchange for common stock of OSI is a disposition of "taxable Canadian property" ("TCP") for Canadian income tax purposes. Any gain arising on the disposition by a non-resident of TCP is taxable in Canada, subject to the terms of any bi-lateral income tax treaty that Canada has entered into with the country of which the disposing shareholder is resident. In particular, pursuant to the terms of the Canada - US Income Tax Convention (the "Treaty"), Canada cannot tax a gain realized by a shareholder of PTI who is a resident of the US for purposes of the Treaty. Any Canadian non-resident shareholder who is not a resident of the US for purposes of the Treaty, or of a jurisdiction with a similar treaty, will be taxable on the gain arising on the transfer. Where a partnership is a shareholder, the Canadian tax rules will generally require that these rules be applied separately to each partner of the partnership with respect to their proportionate share of the gain. Where a partnership is itself a partner in a partnership, it will be necessary to look through that partnership as well.

Regardless of whether any particular non-resident shareholder of PTI is subject to Canadian income tax on the gain, such non-resident shareholder must notify CCRA of the disposition and obtain a clearance certificate (a "Section 116 certificate") from CCRA. In the event the transferor does not obtain a Section 116 certificate, OSI as the purchaser, is required to withhold an amount equal to 33 1/3% of the cost to OSI of the shares of PTI and remit this amount to the CCRA. For these purposes, the cost of the shares of PTI will be the aggregate fair market value, at the time of the transfer, of the OSI Common Stock delivered to the PTI shareholders in exchange for their shares of PTI.

                                    EXHIBIT H

                  FORM OF OMNIBUS CONSENT, WAIVER AND AGREEMENT
                             OF SHAREHOLDERS OF HWC

                                                                       EXHIBIT H

                OMNIBUS CONSENT, WAIVER AND INVESTMENT AGREEMENT
                               OF THE SHAREHOLDERS
                                       OF
                            HWC ENERGY SERVICES INC.

         The undersigned, being HWC Energy Services Inc., a Texas corporation (the "Company" or "HWC") and the holders (the "Shareholders") of the issued and outstanding shares of common stock, par value $.01 per share (the "HWC Common Stock"), Series A Cumulative Convertible Preferred Stock, par value $.01 per share, and Series B Cumulative Convertible Preferred Stock, par value $.01 per share, of the Company (the Series A and Series B Cumulative Convertible Preferred Stock being referred to herein collectively as the "HWC Preferred Stock"), do hereby consent, adopt, approve and agree as follows:

1.       RECITALS.

         a. The Company's board of directors (the "Board of Directors") has considered the form, terms, provisions and conditions of that certain Combination Agreement, including the exhibits thereto, by and among the Company, Oil States International, Inc., a Delaware corporation ("OSI"), Sooner Inc., a Delaware corporation ("Sooner") and PTI Group, Inc., an Alberta corporation ("PTI") and the other parties thereto, a copy of which has been provided herewith to the Shareholders.

         b. The Board of Directors has determined that the Combination Agreement, including the exhibits thereto and the transactions contemplated thereby, are in the best interests of, and fair to, the Company and the Shareholders and on that basis has entered into the Combination Agreement effective as of July 31, 2000.

         c.  The Board of Directors has submitted the Combination
Agreement to the Shareholders for approval and adoption and has recommended to the Shareholders that they so approve and adopt the Combination Agreement.

         d. The Combination Agreement contemplates the execution of an Amended and Restated Registration Rights Agreement to be effective at the Effective Time, pursuant to which the existing registration rights of certain holders of OSI Common Stock, HWC Common Stock and Sooner Common Stock (the "Existing Registration Rights") granted pursuant to existing registration rights agreements (each an "Existing Registration Rights Agreement") shall be amended and restated.

         e. The Combination Agreement contemplates that, prior to the Effective Time, the Company shall cause to be terminated the existing shareholders agreement between the Company and certain of the Shareholders (the "Shareholders Agreement").

         f. The Combination Agreement contemplates certain other actions to be taken by the Shareholders to effect the purposes thereof.

         g. Capitalized terms that are used but not defined herein have the meanings set forth in the Combination Agreement.

2.       RESOLUTIONS OF SHAREHOLDERS. Acting pursuant to the provisions of
Article 9.10A of the Texas Business Corporation Act (the "TBCA"), the Shareholders hereby approve and adopt the following resolutions:

         APPROVAL OF COMBINATION AGREEMENT

                  RESOLVED, that, upon the recommendation of the Board of Directors, the Shareholders hereby approve and adopt the Combination Agreement and the transactions contemplated thereby, including, without limitation, the HWC Merger and the conversion of each issued and outstanding share of HWC Common Stock and HWC Preferred Stock into shares of OSI Common Stock in the HWC Merger.

         GENERAL AUTHORITY AND RATIFICATION

                  RESOLVED, that the Shareholders, based upon the recommendation of the Board of Directors, hereby authorize each duly appointed officer of the Company to take all action and to prepare, execute, and deliver all documents that such officer deems appropriate or advisable in order to effect the foregoing resolutions and to consummate the transactions contemplated by the Combination Agreement and the exhibits thereto; and

                  RESOLVED FURTHER, that any lawful act heretofore taken by any duly appointed officer of the Company in such capacity in connection with the matters set forth in the foregoing recitals and resolutions be, and it hereby is in all respects approved, adopted, ratified and confirmed as an act of the Company.

3.       WAIVER OF CERTAIN RIGHTS.

         a. The Shareholders, by approving the Combination Agreement, acknowledge that they will not be entitled to rights of dissent or appraisal that they may have under Article 5.11 of the TBCA in connection with the HWC Merger and the conversion of the issued and outstanding shares of HWC Common Stock held by the Shareholders into shares of OSI Common Stock.

         b. The Shareholders hereby waive any statutory or contractual preemptive or similar rights, including any rights of first offer or refusal, that they now have or may have had prior to the date hereof to purchase additional shares of HWC Common Stock.

         c. Effective at the Effective Time, the Shareholders hereby waive any and all claims for damages they may have against the HWC Surviving Corporation, HWC or any of its subsidiaries.

4.       REGISTRATION RIGHTS AGREEMENT AND RELATED MATTERS.

         a. The Shareholders who have Existing Registration Rights with respect to the shares of HWC Common Stock owned by them and whose names are set forth on Schedule A attached hereto (the "Registration Rights Shareholders") hereby approve the Amended and Restated Registration Rights Agreement contemplated by the Combination Agreement (the "Registration Rights Agreement"), a copy of which Registration Rights Agreement has been provided to the Shareholders herewith.

         b. At the Effective Time, the Registration Rights Agreement shall replace the Existing Registration Rights Agreement in its entirety and the Existing Registration Rights Agreement shall terminate and be of no further force or effect.

         c. The Registration Rights Shareholders hereby constitute and appoint each of Douglas Swanson and Cindy Taylor, or either of them, their true and lawful attorney-in-fact and agent to execute the Registration Rights Agreement in their names and on their behalf.

         d. The Registration Rights Agreement will be executed and become effective with respect to the Registration Rights Shareholders at the Effective Time.

         e. An amendment to the Existing Registration Rights Agreement has been approved and adopted by Board of Directors to provide that no Person shall have the right to request the registration of any HWC Common Stock, or any other shares of capital stock of HWC or OSI, in connection with the OSI Initial Public Offering. The Registration Rights Shareholders hereby approve, adopt and agree to such amendment to the Existing Registration Rights Agreement, which amendment shall be effective without further action by the Registration Rights Shareholders or the Company.

         f. The Registration Rights Shareholders hereby waive any rights they may have to demand or request registration of any of their HWC Common Stock, or any other shares of capital stock of HWC or OSI, in the OSI Initial Public Offering pursuant to their Existing Registration Rights.

         g. In the event the Combination Agreement is terminated prior to the Effective Time in accordance with its terms, the Existing Registration Rights Agreement shall continue in full force and effect.

5.       TERMINATION OF SHAREHOLDERS AGREEMENT AND RELATED MATTERS.

         a. Effective immediately prior to the Effective Time, the Shareholders Agreement shall terminate and be of no further force or effect.

         b. In the event the Combination Agreement is terminated prior to the Effective Time in accordance with its terms, the Shareholders Agreement shall continue in full force and effect.

6. INVESTOR REPRESENTATIONS OF SHAREHOLDERS. The undersigned Shareholders hereby represent and warrant to the Company and OSI as follows:

         a. The undersigned has been furnished with, has carefully read and hereby acknowledges receipt of the Confidential Information Memorandum, dated August 2, 2000 and enclosed herewith, the Combination Agreement, including the exhibits and schedules thereto, and the draft OSI Registration Statement dated August 2, 2000 and enclosed herewith, and is familiar with and understands the terms of the transactions contemplated thereby. The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting and/or financial advisors, as the case may be, the suitability of an investment in the OSI Common Stock for the undersigned's particular tax and financial situation and has determined that the OSI Common Stock to be received by the undersigned is a suitable investment for the undersigned.

         b. Except as may be indicated by the undersigned below, the undersigned is an individual "ACCREDITED INVESTOR," as that term is defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The undersigned has the knowledge and experience in financial and business matters necessary for evaluating the merits and risks of investing in the OSI Common Stock. THE UNDERSIGNED HAS CHECKED THE BOX BELOW INDICATING THE BASIS ON WHICH HE IS REPRESENTING HIS STATUS AS AN "ACCREDITED INVESTOR":

         [ ] a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in
               Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors";

         [ ] a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

         [ ] an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring securities in the proposed offering, with total assets in excess of $5,000,000;

         [ ]   a director or executive officer of OSI;

         [ ] a natural person whose individual net worth, or joint net worth with the undersigned's spouse, at the time of this purchase exceeds $1,000,000;

         [ ] a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         [ ] a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

         [ ] an entity in which all of the equity holders are "accredited investors" by virtue of their meeting one or more of the above standards.

               IF NONE OF THE FOREGOING DESCRIPTIONS ARE APPLICABLE, CHECK THE FOLLOWING BOX:

         [ ] THE UNDERSIGNED IS NOT AN ACCREDITED INVESTOR AND THE UNDERSIGNED HEREBY ACKNOWLEDGES AND AGREES THAT IMMEDIATELY PRIOR TO THE CONSUMMATION OF THE MERGERS, THE UNDERSIGNED WILL SELL THE UNDERSIGNED'S SHARES OF HWC COMMON STOCK AND HWC PREFERRED STOCK FOR CASH IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF THE COMBINATION AGREEMENT.

         c. The undersigned acknowledges that (i) the undersigned has had the opportunity to request copies of any documents, records, and books pertaining to this investment and (ii) any such documents, records and books which the undersigned requested have been made available for inspection by the undersigned and the undersigned's attorney, accountant or advisor.

         d. The undersigned has such knowledge and experience in financial, tax and business matters so as to enable the undersigned to use the information made available to the undersigned in connection with the offering to evaluate the merits and risks of an investment in the OSI Common Stock and to make an informed investment decision with respect thereto.

         e. The undersigned has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of OSI concerning the transactions contemplated by the Combination Agreement and all such questions have been answered to the full satisfaction of the undersigned.

         f. The undersigned is not participating in the transactions contemplated by the Combination Agreement as a result of or after any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

         g. If the undersigned is a natural person, the undersigned has reached the age of majority in the state in which the undersigned resides, has adequate means of providing for the undersigned's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the OSI Common Stock for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

         h. The undersigned will not sell or otherwise transfer the OSI Common Stock received in connection with the HWC Merger without registration under the Securities Act and applicable state securities laws or an exemption therefrom. The OSI Common Stock has not been registered under the Securities Act or under the securities laws of any domestic or foreign jurisdiction. The undersigned represents that the undersigned is acquiring the OSI Common Stock for the undersigned's own account, for investment purposes only and with no current intention or plan to distribute, sell or otherwise dispose of the OSI Common Stock in connection with any distribution.

         i. The undersigned recognizes that investment in the OSI Common Stock involves substantial risks, including loss of the entire amount of such investment. Further, the undersigned has taken full cognizance of and understands all of the risks related to the purchase of the OSI Common Stock.

         j. In addition to any other restrictive legends that may be required by the terms of the Combination Agreement, the undersigned acknowledges that the certificates representing the OSI Common Stock shall be stamped or otherwise imprinted with a legend substantially in the following form:

            "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS OR PURSUANT TO AN EXEMPTION THEREFROM, WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE."

         k. The undersigned represents and warrants that, except as set forth on Schedule B attached hereto, and except for options granted to the undersigned under the Company's 1997 Stock Option Plan, as amended, the undersigned is neither the record nor beneficial owner of any equity securities, including any warrants, options, convertible debt, rights of conversion or similar securities or rights, of HWC or any of its subsidiaries.

         l. The undersigned acknowledges and understands that OSI is relying upon the foregoing representations and warranties for the purpose of compliance by OSI with Federal and state securities laws related to the issuance of OSI Common Stock pursuant to the Combination Agreement.

7.       TRANSFER RESTRICTIONS AND RELATED REPRESENTATIONS OF SHAREHOLDERS.

         a. The undersigned hereby acknowledges and understands that, in connection with the OSI Initial Public Offering, the representatives (the "Representatives") of the underwriters (the "Underwriters") propose to enter into an underwriting or purchase agreement (the "Purchase Agreement") with OSI, among others, providing for the public offering of shares of OSI Common

Stock. The undersigned hereby acknowledges and understands that, in connection with the entering into of such Purchase Agreement, the Representatives, on behalf of the Underwriters, will require the execution and delivery by the undersigned of an agreement (the "Lock-Up Agreement") substantially to the effect that, during a period of 180 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of the lead manager named in the final OSI Registration Statement, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of OSI Common Stock or any securities convertible into or exchangeable or exercisable for OSI Common Stock, whether owned at the date of the Purchase Agreement or thereafter acquired by the undersigned or with respect to which the undersigned had at the date of the Purchase Agreement or thereafter acquires the power of disposition, or file any registration statement under the Securities Act with respect to any of the foregoing, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the OSI Common Stock, whether any such swap or transaction is to be settled by delivery of OSI Common Stock or other securities, in cash or otherwise. Notwithstanding the foregoing, without obtaining the prior written consent of the lead manager named in the final OSI Registration Statement, the undersigned will be permitted to transfer shares of OSI Common Stock otherwise subject to the Lock-Up Agreement to any immediate family member of the undersigned or any trust established for the benefit of any such immediate family member, provided that, prior to such transfer and as a condition thereof, the transferee shall deliver to the Representatives a written agreement to be bound by the restrictions set forth in the Lock-Up Agreement until the expiration of the aforementioned 180-day period.

         b. The undersigned hereby irrevocably constitutes and appoints each of Douglas Swanson and Cindy Taylor, or either of them, as the undersigned's true and lawful attorney-in-fact and agent to execute and deliver to the Representatives in the name and on behalf of the undersigned the Lock-Up Agreement substantially to the effect set forth above and to take such other actions on behalf of the undersigned in connection with the Lock-Up Agreement as may be reasonably necessary. The undersigned hereby represents and warrants to OSI and the Underwriters (a) that each of Mr. Swanson and Ms. Taylor is irrevocably authorized to execute and deliver to the Representatives in the name and on behalf of the undersigned such a Lock-Up Agreement and to take such other actions on behalf of the undersigned in connection with the Lock-Up Agreement as may be reasonably necessary and (b) that upon such execution and delivery by such attorney-in-fact on behalf of the undersigned, such Lock-Up Agreement will constitute the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except as such enforceability may be (i) limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

         c. Subject to any additional restrictions contained in the Shareholders Agreement, prior to the earlier of (i) the termination of the Combination Agreement or (ii) the effectiveness of the Lock-Up Agreement, no Shareholder shall sell, convey, pledge or otherwise transfer any shares of HWC Common Stock or other shares of capital stock of the Company or other securities convertible into or exchangeable for HWC Common Stock unless the transferee of any such securities executes and delivers to the Company a copy of this Omnibus Consent, Waiver and Agreement, which execution and delivery shall evidence such transferee's intent to be bound by each of the provisions hereof.

8. EFFECTIVENESS AND IRREVOCABILITY. The Company anticipates that this Omnibus Consent, Waiver and Investment Agreement will be executed and delivered to the Company by each Shareholder. This Omnibus Consent, Waiver and Investment Agreement will become effective at such time that the Company has received executed Omnibus Consents, Waivers and Agreements from the holders of all of the shares of HWC Common Stock issued and outstanding at such time. EACH OF THE PROVISIONS OF THIS OMNIBUS CONSENT, WAIVER AND INVESTMENT AGREEMENT SHALL BE IRREVOCABLE AND SHALL BE BINDING ON THE UNDERSIGNED AND HIS, HER OR ITS RESPECTIVE SUCCESSORS, HEIRS, PERSONAL REPRESENTATIVES AND ASSIGNS.

9. RELIANCE BY THE COMPANY, OSI AND THE UNDERWRITERS. The undersigned confirms that he, she or it understands that the Company, OSI and the Underwriters will rely upon the foregoing resolutions, representations, covenants, waivers and agreements in proceeding with the OSI Initial Public Offering.



                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the Company and the undersigned Shareholders have executed this irrevocable Omnibus Consent, Waiver and Investment Agreement on this day of August 2000, to become effective as provided in Section 8 above, which irrevocable Omnibus Consent, Waiver and Investment Agreement may be executed by original or facsimile signature and in one or more counterparts, each such counterpart being deemed an original document and all such counterparts together being deemed one and the same instrument.

                                HWC Energy Services, Inc.

                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                SCF-III, L.P

                                By:      SCF-II G.P., Limited Partnership,
                                         its general partner

                                By:      L.E. Simmons & Associates,
                                         Incorporated, its general partner

                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                                ------------------------------------------------
                                Tommy Parkhill


                                ------------------------------------------------
                                Gerald Loring


                                ------------------------------------------------
                                Larry Skeans


                                ------------------------------------------------
                                Chad Parkhill Trust

                                By:
                                   ---------------------------------------------
                                        Carolyn S. Parkhill, Trustee

                                Shelly Parkhill Trust


                                By:
                                   ---------------------------------------------
                                        Carolyn S. Parkhill, Trustee

                                ------------------------------------------------
                                James Woods


                                ------------------------------------------------
                                Gary Rosenthal


                                ------------------------------------------------
                                John Lauletta


                                ------------------------------------------------
                                Jay Trahan


                                ------------------------------------------------
                                Rob Hampton


                                ------------------------------------------------
                                Don Cobb


                                ------------------------------------------------
                                Charles Helms


                                ------------------------------------------------
                                Richard Broussard


                                ------------------------------------------------
                                Larry Pavlicek


                                ------------------------------------------------
                                Shanna Trosclair

                                   SCHEDULE A

                        REGISTRATION RIGHTS SHAREHOLDERS

SCF-III, L.P.
Tommy Parkhill
Gerald Loring
James L. Skeans
Chad W. Parkhill Trust
Shelly L. Parkhill Trust
Charles Helms
Don Cobb
Gary Rosenthal
James Woods
Jay Trahan
John Lauletta
Larry Pavlicek
Richard Broussard
Robert W. Hampton
Shanna Trosclair

                                   SCHEDULE B

                         OWNERSHIP OF EQUITY SECURITIES

[omitted]

                                    EXHIBIT I

                  FORM OF OMNIBUS CONSENT, WAIVER AND AGREEMENT
                            OF STOCKHOLDERS OF SOONER

                                                                       EXHIBIT I

                OMNIBUS CONSENT, WAIVER AND INVESTMENT AGREEMENT
                               OF THE STOCKHOLDERS
                                       OF
                                   SOONER INC.

         The undersigned, being Sooner Inc., a Delaware corporation (the "Company" or "Sooner") and the holders (the "Stockholders") of the issued and outstanding shares of common stock of the Company, par value $.01 per share (the "Sooner Common Stock"), do hereby consent, adopt, approve and agree as follows:

1.       RECITALS.

         a. the Company's board of directors (the "Board of Directors") has considered the form, terms, provisions and conditions of that certain Combination Agreement, including the exhibits thereto, by and among the Company, Oil States International, Inc., a Delaware corporation ("OSI"), HWC Energy Services, Inc., a Texas corporation ("HWC") and PTI Group, Inc., an Alberta corporation ("PTI") and the other parties thereto, a copy of which has been provided herewith to the Stockholders.

         b. The Board of Directors has determined that the Combination Agreement, including the exhibits thereto, and the transactions contemplated thereby are in the best interests of, and fair to, the Company and the Stockholders and on that basis has entered into the Combination Agreement effective as of July 31, 2000.

         c. The Board of Directors has submitted the Combination Agreement to the Stockholders for approval and adoption and has recommended to the Stockholders that they so approve and adopt the Combination Agreement;

         d. The Combination Agreement contemplates the execution of an Amended and Restated Registration Rights Agreement to be effective at the Effective Time, pursuant to which the existing registration rights of certain holders of OSI Common Stock, HWC Common Stock and Sooner Common Stock (the "Existing Registration Rights") granted pursuant to existing registration rights agreements (each an "Existing Registration Rights Agreement") shall be amended and restated.

         e. The Combination Agreement contemplates that, prior to the Effective Time, the Company shall cause to be terminated the existing stockholders agreement between the Company and certain Stockholders (the "Stockholders Agreement").

         f. The Combination Agreement contemplates certain other actions to be taken by the Stockholders to effect the purposes thereof.

         g. Capitalized terms that are used but not defined herein have the meanings set forth in the Combination Agreement.

2.       RESOLUTIONS OF THE STOCKHOLDERS. Acting pursuant to the provisions of
Section 228 of the Delaware General Corporation Law (the "DGCL"), the Stockholders hereby adopt and approve the following resolutions:

         APPROVAL OF COMBINATION AGREEMENT

                  RESOLVED, that, upon the recommendation of the Board of Directors, the Stockholders hereby approve and adopt the Combination Agreement and the transactions contemplated thereby, including, without limitation, the Sooner Merger and the conversion of each issued and outstanding share of Sooner Common Stock into shares of OSI Common Stock in the Sooner Merger.

         GENERAL AUTHORITY AND RATIFICATION

                  RESOLVED, that the Stockholders, based upon the recommendation of the Board of Directors, hereby authorize each duly appointed officer of the Company to take all action and to prepare, execute, and deliver all documents that such officer deems appropriate or advisable in order to effect the foregoing resolutions and to consummate the transactions contemplated by the Combination Agreement and the exhibits thereto; and

                  RESOLVED FURTHER, that any lawful act heretofore taken by any duly appointed officer of the Company in such capacity in connection with the matters set forth in the foregoing recitals and resolutions be, and it hereby is in all respects approved, adopted, ratified and confirmed as an act of the Company.

3.       WAIVER OF CERTAIN RIGHTS.

         a. The Stockholders, by approving the Combination Agreement, acknowledge that they will not be entitled to rights of dissent or appraisal that they may have under Section 262 of the DGCL in connection with the Sooner Merger and the conversion of the issued and outstanding shares of Sooner Common Stock held by the Stockholders into shares of OSI Common Stock.

         b. The Stockholders hereby waive any statutory or contractual preemptive or similar rights, including any rights of first offer or refusal, that they now have or may have had prior to the date hereof to purchase additional shares of Sooner Common Stock.

         c. Effective at the Effective Time, the Stockholders hereby waive any and all claims for damages they may have against the Sooner Surviving Corporation, Sooner or any of its subsidiaries.

4.       REGISTRATION RIGHTS AGREEMENT AND RELATED MATTERS.

         a. The Stockholders who have Existing Registration Rights with respect to the shares of Sooner Common Stock owned by them and whose names are set forth on Schedule A attached hereto (the "Registration Rights Stockholders") hereby approve the Amended and Restated Registration Rights Agreement contemplated by the Combination Agreement (the "Registration Rights Agreement"), a copy of which Registration Rights Agreement has been provided to the Stockholders herewith.

         b. At the Effective Time, the Registration Rights Agreement shall replace each Existing Registration Rights Agreement in its entirety and each Existing Registration Rights Agreement shall terminate and be of no further force or effect.

         c. The Registration Rights Stockholders hereby constitute and appoint each of Douglas Swanson and Cindy Taylor, or either of them, their true and lawful attorney-in-fact and agent to execute the Registration Rights Agreement in their names and on their behalf.

         d. The Registration Rights Agreement will be executed and become effective with respect to the Registration Rights Stockholders at the Effective Time.

         e. An amendment to the Existing Registration Rights Agreement has been approved and adopted by Board of Directors to provide that no Person shall have the right to request the registration of any Sooner Common Stock, or any other shares of capital stock of Sooner or OSI, in connection with the OSI Initial Public Offering. The Registration Rights Stockholders hereby approve, adopt and agree to such amendment with respect to each of their respective Existing Registration Rights Agreements, which amendment shall be effective without further action by the Registration Rights Stockholders or the Company.

         f. The Registration Rights Stockholders hereby waive any rights they may have to demand or request registration of any of their Sooner Common Stock, or any other shares of capital stock of Sooner or OSI, in the OSI Initial Public Offering pursuant to their Existing Registration Rights.

         g. In the event the Combination Agreement is terminated before the Effective Time in accordance with its terms, the Existing Registration Rights Agreement shall continue in full force and effect.

5. EXERCISE OF WARRANTS BY CERTAIN STOCKHOLDERS. In connection with the consummation of the OSI Initial Public Offering, the Stockholders identified on Schedule B attached hereto agree to the exchange of all of their warrants to purchase Sooner Common Stock for OSI Common Stock in accordance with the Combination Agreement.

6. INVESTOR REPRESENTATIONS OF THE STOCKHOLDERS. The undersigned hereby represents and warrants to the Company and OSI as follows:

         a. The undersigned has been furnished with, has carefully read and acknowledges receipt of the Confidential Information Memorandum, dated August 2, 2000 and enclosed herewith, the Combination Agreement, including exhibits and schedules thereto, and the draft OSI Registration Statement, dated August 2, 2000 and enclosed herewith, and is familiar with and understands the terms of the transactions contemplated thereby. The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting and/or financial advisors, as the case may be, the suitability of an investment in the OSI Common Stock for the undersigned's particular tax and financial situation and has determined that the OSI Common Stock to be received by the undersigned is a suitable investment for the undersigned.

         b. Except as may be indicated by the undersigned below, the undersigned is an individual "ACCREDITED INVESTOR," as that term is defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The undersigned has the knowledge and experience in financial and business matters necessary for evaluating the merits and risks of investing in the OSI Common Stock. THE UNDERSIGNED HAS CHECKED THE BOX BELOW INDICATING THE BASIS ON WHICH HE IS REPRESENTING HIS STATUS AS AN "ACCREDITED INVESTOR":

         [ ] a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in
               Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors";

         [ ] a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

         [ ] an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring securities in the proposed offering, with total assets in excess of $5,000,000;

         [ ]   a director or executive officer of OSI;

         [ ] a natural person whose individual net worth, or joint net worth with the undersigned's spouse, at the time of this purchase exceeds $1,000,000;

         [ ] a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         [ ] a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

         [ ] an entity in which all of the equity holders are "accredited investors" by virtue of their meeting one or more of the above standards.

               IF NONE OF THE FOREGOING DESCRIPTIONS ARE APPLICABLE, CHECK THE FOLLOWING BOX:

         [ ] THE UNDERSIGNED IS NOT AN ACCREDITED INVESTOR AND THE UNDERSIGNED HEREBY ACKNOWLEDGES AND AGREES THAT IMMEDIATELY PRIOR TO THE CONSUMMATION OF THE MERGERS, THE UNDERSIGNED WILL SELL THE UNDERSIGNED'S SHARES OF SOONER COMMON STOCK FOR CASH IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF THE COMBINATION AGREEMENT.

         c. The undersigned acknowledges that (i) the undersigned has had the opportunity to request copies of any documents, records, and books pertaining to this investment and (ii) any such documents, records and books which the undersigned requested have been made available for inspection by the undersigned and the undersigned's attorney, accountant or advisor.

         d. The undersigned has such knowledge and experience in financial, tax and business matters so as to enable the undersigned to use the information made available to the undersigned in connection with the offering to evaluate the merits and risks of an investment in the OSI Common Stock and to make an informed investment decision with respect thereto.

         e. The undersigned has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of OSI concerning the transactions contemplated by the Combination Agreement and all such questions have been answered to the full satisfaction of the undersigned.

         f. The undersigned is not participating in the transactions contemplated by the Combination Agreement as a result of or after any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

         g. If the undersigned is a natural person, the undersigned has reached the age of majority in the state in which the undersigned resides, has adequate means of providing for the undersigned's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the OSI Common Stock for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

         h.  The undersigned will not sell or otherwise transfer the OSI
Common Stock received in connection with the Sooner Merger without registration under the Securities Act and applicable state securities laws or an exemption therefrom. The OSI Common Stock has not been registered under the Securities Act or under the securities laws of any domestic or foreign jurisdiction. The undersigned represents that the undersigned is acquiring the OSI Common Stock for the undersigned's own account, for investment purposes only and with no current intention or plan to distribute, sell or otherwise dispose of the OSI Common Stock in connection with any distribution.

         i. The undersigned recognizes that investment in the OSI Common Stock involves substantial risks, including loss of the entire amount of such investment. Further, the undersigned has taken full cognizance of and understands all of the risks related to the purchase of the OSI Common Stock.

         j. In addition to any other restrictive legends that may be required by the terms of the Combination Agreement, the undersigned acknowledges that the certificates representing the OSI Common Stock shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED
             UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS OR PURSUANT TO AN EXEMPTION THEREFROM, WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE."

         k. The undersigned represents and warrants that, except as set forth on Schedule C attached hereto, and except for options granted to the undersigned under the Company's 1998 Stock Option Plan, as amended, the undersigned is neither the record nor beneficial owner of any equity securities, including any warrants, options, convertible debt, rights of conversion or similar securities or rights, of Sooner or any of its subsidiaries.

         l. The undersigned acknowledges and understands that OSI is relying upon the foregoing representations and warranties for the purpose of compliance by OSI with Federal and state securities laws related to the issuance of OSI Common Stock pursuant to the Combination Agreement.

7.       TRANSFER RESTRICTIONS OF THE STOCKHOLDERS.

         a. The undersigned hereby acknowledges and understands that, in connection with the OSI Initial Public Offering, the representatives (the "Representatives") of the underwriters (the "Underwriters") propose to enter into an underwriting or purchase agreement (the "Purchase Agreement") with OSI, among others, providing for the public offering of shares of OSI Common Stock. The undersigned hereby acknowledges and understands that, in connection with the entering into of such Purchase Agreement, the Representatives, on behalf of the Underwriters, will require the execution and delivery by the undersigned of an agreement (the "Lock-Up Agreement") substantially to the effect that, during a period of 180 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of the lead manager named in the final OSI Registration Statement, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of OSI Common Stock or any securities convertible into or exchangeable or exercisable for OSI Common Stock, whether owned at the date of the Purchase Agreement or thereafter acquired by the undersigned or with respect to which the undersigned had at the date of the Purchase Agreement or thereafter acquires the power of disposition, or file any registration statement under the Securities Act with respect to any of the foregoing, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the OSI Common Stock, whether any such swap or transaction is to be settled by delivery of OSI Common Stock or other securities, in cash or otherwise. Notwithstanding the foregoing, without obtaining the prior written consent of the lead manager named in the final OSI Registration Statement, the undersigned will be permitted to transfer shares of OSI Common Stock otherwise subject to the Lock-Up Agreement to any immediate family member of the undersigned or any trust established for the benefit of any such immediate family member, provided that, prior to such transfer and as a condition thereof, the transferee shall deliver to the Representatives a written agreement to be bound by the restrictions set forth in the Lock-Up Agreement until the expiration of the aforementioned 180-day period.

         b. The undersigned hereby irrevocably constitutes and appoints each of Douglas Swanson and Cindy Taylor, or either of them, as the undersigned's true and lawful attorney-in-fact and agent to execute and deliver to the Representatives in the name and on behalf of the undersigned the Lock-Up Agreement substantially to the effect set forth above and to take such other actions on behalf of the undersigned in connection with the Lock-Up Agreement as may be reasonably necessary. The undersigned hereby represents and warrants to OSI and the Underwriters (a) that each of Mr. Swanson and Ms. Taylor is irrevocably authorized to execute and deliver to the Representatives in the name and on behalf of the undersigned such a Lock-Up Agreement and to take such other actions on behalf of the undersigned in connection with the Lock-Up Agreement as may be reasonably necessary and (b) that upon such execution and delivery by such attorney-in-fact on behalf of the undersigned, such Lock-Up Agreement will constitute the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except as such enforceability may be (i) limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

         c. Subject to any additional restrictions contained in the Stockholders Agreement, prior to the earlier of (i) the termination of the Combination Agreement or (ii) the effectiveness of the Lock-Up Agreement, no Stockholder shall sell, convey, pledge or otherwise transfer any shares of Sooner Common Stock or other shares of capital stock of the Company or other securities convertible into or exchangeable for Sooner Common Stock unless the transferee of any such securities executes and delivers to the Company a copy of this Omnibus Consent, Waiver and

Investment Agreement, which execution and delivery shall evidence such transferee's intent to be bound by each of the provisions hereof.

8.  EFFECTIVENESS AND IRREVOCABILITY. The Company anticipates that this
Omnibus Consent, Waiver and Investment Agreement will be executed and delivered to the Company by each Stockholder. This Omnibus Consent, Waiver and Investment Agreement will become effective at such time that the Company has received executed Omnibus Consents, Waivers and Agreements from the holders of all of the shares of Sooner Common Stock issued and outstanding at such time. EACH OF THE PROVISIONS OF THIS OMNIBUS CONSENT, WAIVER AND INVESTMENT AGREEMENT SHALL BE IRREVOCABLE AND SHALL BE BINDING ON THE UNDERSIGNED AND HIS, HER OR ITS RESPECTIVE SUCCESSORS, HEIRS, PERSONAL REPRESENTATIVES AND ASSIGNS.

9. RELIANCE BY THE COMPANY, OSI AND THE UNDERWRITERS. The undersigned confirms that he, she or it understands that the Company, OSI and the Underwriters will rely upon the foregoing resolutions, representations, covenants, waivers and agreements in proceeding with the OSI Initial Public Offering.

                            [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Company and the undersigned Stockholders have executed this irrevocable Omnibus Consent, Waiver and Investment Agreement on this day of August 2000, to become effective as provided in Section 8 above, which irrevocable Omnibus Consent, Waiver and Investment Agreement may be executed by original or facsimile signature and in one or more counterparts, each such counterpart being deemed an original document and all such counterparts together being deemed one and the same instrument.

                                   Sooner, Inc.

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   SCF-IV, L.P

                                   By: SCF-IV, G.P., Limited Partnership, its
                                       general partner

                                   By: L.E. Simmons & Associates,
                                       Incorporated, its general partner

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   ZARROW OPERATING COMPANY

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   ---------------------------------------------
                                   John Schoaf


                                   ---------------------------------------------
                                   Joe Ottaviani


                                   ---------------------------------------------
                                   Stuart A. Zarrow


                                   ---------------------------------------------
                                   Judith Z. Kishner

                                   ---------------------------------------------
                                   Gail Z. Richards


                                   ---------------------------------------------
                                   Foreman Investment Capital, LLC


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   SCHEDULE A

                        REGISTRATION RIGHTS STOCKHOLDERS

SCF-IV, L.P.
Zarrow Operating Company
Stuart A. Zarrow
Judith Z. Kishner
Gail Z. Richards
Foreman Investment Capital, LLC

                                   SCHEDULE B

                                 WARRANT HOLDERS

[omitted]

                                   SCHEDULE C

                     OWNERSHIP OF COMMON STOCK AND WARRANTS

[omitted]

                                    EXHIBIT J

             FORM OF OMNIBUS VOTING, WAIVER AND INVESTMENT AGREEMENT
                           OF U.S. STOCKHOLDERS OF PTI

                      OMNIBUS VOTING, WAIVER AND INVESTMENT

                      AGREEMENT OF U.S. SHAREHOLDERS OF PTI

August 2, 2000



                                   (the "Shareholder")
-----------------------------------
Name


-----------------------------------
Address


-----------------------------------
City, Province, Postal Code


-----------------------------------
Telecopier

Dear Shareholder:

RE:      AGREEMENT TO VOTE IN CONNECTION WITH PLAN OF ARRANGEMENT AND RELATED
         MATTERS

         Oil States International, Inc. ("OSI") understands that the undersigned Shareholder is the resgistered and beneficial owner of common shares (the "Owned Shares") of PTI Group Inc. ("PTI") and options to acquire common shares of PTI (the "Subject Options") (the Owned Shares and any common shares issued on the exercise of the Subject Options are hereinafter collectively referred to as the "Shares"). Each capitalized term used but not otherwise defined herein has the meaning ascribed to it in the Combination Agreement dated as of July 31, 2000 between OSI and PTI, among others (the "Combination Agreement"). The term "PTI Arrangement" shall mean the PTI Arrangement as provided for in the Plan of Arrangement, as the Plan of Arrangement may be modified or amended pursuant to the terms of the Combination Agreement.

1.       PTI ARRANGEMENT

               In consideration of the execution and delivery by OSI of the Combination Agreement, the performance of its obligations thereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Shareholder, the Shareholder covenants and agrees with OSI that, until the Release Date, as defined below, the Shareholder will:

         (a) at the PTI Shareholders Meeting, if any, vote all of the Shareholder's Shares to approve the PTI Arrangement;

         (b) execute and deliver any written resolution approving the PTI Arrangement;

         (c) not exercise any rights of dissent or appraisal in respect of any resolution approving the PTI Arrangement or any aspect thereof or matter related thereto, and not to exercise any other shareholder or optionholder rights or remedies available at common law or pursuant to the Business Corporation Act (Alberta) or in any manner delay, hinder, challenge, or upset the PTI Arrangement;

         (d) except as provided pursuant to the PTI Arrangement, not sell, assign, transfer or otherwise convey or dispose of any Shares except to a person that prior thereto agrees in writing to be bound by the terms of this Agreement, provided that the Shareholder shall remain liable for the performance by such person of all of the provisions of this Agreement.

         For the purposes of the Agreement "Release Date" means the earlier of:
         (i) the Effective Date of the PTI Arrangement; or (ii) the date the Combination Agreement is terminated in accordance with its terms.

2.       COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER

               The Shareholder hereby covenants, represents and warrants to OSI, as covenants, representations and warranties that will survive completion of the transactions contemplated hereby, that:

         (a) the Shareholder has been furnished with and hereby acknowledges receipt of the Confidential Information Memorandum enclosed herewith, the Combination Agreement, including the exhibits and schedules thereto, and the OSI Registration Statement and is familiar with and understands the terms of the transactions contemplated thereby. The Shareholder has carefully considered and has, to the extent the Shareholder believes such discussion necessary, discussed with professional legal, tax, accounting and/or financial advisors, as the case may be, the suitability of an investment in the OSI Common Stock for the Shareholder's particular tax and financial situation and has determined that the OSI Common Stock to be received by the Shareholder is a suitable investment for the Shareholder;

         (b) except as may be indicated by the Shareholder below, the Shareholder is an individual "ACCREDITED INVESTOR," as that term is defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), which is incorporated herein by reference. The Shareholder has the knowledge and experience in financial and business matters necessary for evaluating the merits and risks of investing in the OSI Common Stock. THE SHAREHOLDER HAS CHECKED THE BOX BELOW INDICATING THE BASIS ON WHICH HE IS REPRESENTING HIS STATUS AS AN "ACCREDITED INVESTOR":

              [ ] a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of U.S. $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

              [ ] a private business development company as defined in Section
                  202(a)(22) of the Investment Advisers Act of 1940;

              [ ] an organization described in Section 501(c)(3) of the Internal
                  Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring securities in the proposed offering, with total assets in excess of U.S.$5,000,000;

              [ ] a director or executive officer of OSI;

              [ ] a natural person whose individual net worth, or joint net worth with the Shareholder's spouse, at the time of this purchase exceeds U.S.$1,000,000;

              [ ] a natural person who had an individual income in excess of
                  U.S.$200,000 in each of the two most recent years or joint income with the Shareholder's spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

              [ ] a trust with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

               [ ] an entity in which all of the equity holders are "accredited investors" by virtue of their meeting one or more of the above standards.

               IF NONE OF THE FOREGOING DESCRIPTIONS ARE APPLICABLE, CHECK THE FOLLOWING BOX:

               [ ] THE SHAREHOLDERS IS NOT AN ACCREDITED INVESTOR AND THE
                   SHAREHOLDER HEREBY ACKNOWLEDGES AND AGREES THAT IMMEDIATELY PRIOR TO THE CONSUMMATION OF MERGERS, THE SHAREHOLDER WILL SELL THE SHAREHOLDER'S OWNED SHARES IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF THE PTI ARRANGEMENT.

         (c)   the Shareholder is a resident of the United States of America;

         (d) the Shareholder acknowledges that (i) the Shareholder has had the opportunity to request copies of any documents, records, and books pertaining to this investment and (ii) any such documents, records and books which the Shareholder requested have been made available for inspection by the Shareholder and the Shareholder's attorney, accountant or advisor;

         (e) the Shareholder has such knowledge and experience in financial, tax and business matters so as to enable the Shareholder to use the information made available to the Shareholder in connection with the offering to evaluate the merits and risks of an investment in the OSI Common Stock and to make an informed investment decision with respect thereto;

         (f) the Shareholder has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of OSI concerning the transactions contemplated by the PTI Arrangement and all such questions have been answered to the full satisfaction of the Shareholder;

         (g) the Shareholder is not participating in the PTI Arrangement as a result of or after any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting;

         (h) if the Shareholder is a natural person, the Shareholder has reached the age of majority in the state in which the Shareholder resides, has adequate means of providing for the Shareholder's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the OSI Common Stock for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment;

         (i) the Shareholder will not resell or otherwise transfer the OSI Common Stock received in the PTI Arrangement without registration under the Securities Act and applicable state securities laws or pursuant to an available exemption from registration under the Securities Act and applicable state securities laws. The OSI Common Stock has not been registered under the Securities Act or under the securities laws of any domestic or foreign jurisdiction. The Shareholder represents that the Shareholder is acquiring the OSI Common Stock for the Shareholder's own account, for investment purposes only and with no current intention or plan to distribute, sell or otherwise dispose of the OSI Common Stock in connection with any distribution;

         (j) the Shareholder recognizes that an investment in the OSI Common Stock involves substantial risks, including loss of the entire amount of such investment. Further, the Shareholder has taken full cognizance of and understands all of the risks related to the purchase of the OSI Common Stock;

         (k) in addition to any other restrictive legends that may be required by the terms of the Combination Agreement, the Shareholder acknowledges that the certificates representing the OSI Common Stock shall be stamped or otherwise imprinted with a legend substantially in the following form:

                    "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS OR PURSUANT TO AN EXEMPTION THEREFROM, WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE."

         (l) the Shareholder represents and warrants that, other than the Owned Shares and the Owned Options, the Shareholder is the record or beneficial owner of no equity securities, including any warrants, options, convertible debt, rights of conversion or similar securities or rights, of PTI;

         (m) the Shareholder acknowledges and understands that OSI is relying upon the foregoing representations and warranties for the purpose of compliance by OSI with U.S. Federal and state securities laws related to the issuance of the OSI Common Stock pursuant to the PTI Arrangement;

         (n) the Shareholder is duly authorized to execute and deliver this Agreement and this letter is a valid and binding agreement, enforceable against the Shareholder in accordance with its terms, and the consummation by the Shareholder of the transaction contemplated hereby will not constitute a violation of or default under, or conflict with, any contract, commitment, agreement, understanding or arrangement of any kind to which any of the Shareholder will be a party and by which the Shareholder will be bound at the time of such consummation;

         (o) subject to Section 1(d), the Shareholder is the beneficial holder of the number of Owned Shares and Subject Options set forth in the opening paragraph of this Agreement free and clear of all claims, liens, charges, encumbrances and security interests (other than those imposed by the Unanimous Shareholder Agreement (as defined in the Plan of Arrangement) or by applicable securities laws);

         (p) all of the representations, warranties and covenants contained in this paragraph 2 shall be valid and true as if recited and repeated as at the Effective Time.

3.       LOCK-UP AGREEMENT

                  The Shareholder hereby acknowledges and understands that, in connection with the OSI Initial Public Offering, the representatives (the "Representatives") of the underwriters (the "Underwriters") propose to enter into an underwriting or purchase agreement (the "Purchase Agreement") with OSI, among others, providing for the public offering of shares of OSI Common Stock. The Shareholder hereby acknowledges and understands that, in connection with the entering into of such Purchase Agreement, the Representatives, on behalf of the Underwriters, will require the execution and delivery by the Shareholder of an agreement (the "Lock-Up Agreement") substantially to the effect that, during a period of 180 days from the date of the Purchase Agreement, the Shareholder will not, without the prior written consent of the lead manager named in the final OSI Registration Statement, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of OSI Common Stock or any securities convertible into or exchangeable or exercisable for OSI Common Stock, whether owned at the date of the Purchase Agreement or thereafter acquired by the Shareholder or with respect to which the Shareholder had at the date of the Purchase Agreement or thereafter acquires the power of disposition, or file any registration statement under the Securities Act with respect to any of the foregoing, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the OSI Common Stock, whether any such swap or transaction is to be settled by delivery of OSI Common Stock or other securities, in cash or otherwise. Notwithstanding the foregoing, without obtaining the prior written consent of the lead manager named in the final OSI Registration Statement, the Shareholder will be permitted to transfer shares of OSI Common Stock otherwise subject to the Lock-Up Agreement to any immediate family member of the Shareholder, any trust established for the benefit of any such immediate family member or any corporation wholly owned by the Shareholder or any combination of the Shareholder and any of the foregoing, provided that, prior to such transfer and as a condition thereof, the transferee shall deliver to the Representatives a written agreement to be bound by the restrictions set forth in the Lock-Up Agreement until the expiration of the aforementioned 180-day period.

                  The Shareholder hereby irrevocably constitutes and appoints each of Douglas Swanson and Cindy Taylor, or either of them, as the Shareholder's true and lawful attorney-in-fact and agent to execute and deliver to the Representatives in the name and on behalf of the Shareholder the Lock-Up Agreement substantially to the effect set forth above and to take such other actions on behalf of the Shareholder in connection with the Lock-Up Agreement as may be reasonably necessary. The Shareholder hereby represents and warrants to OSI and the Underwriters (a) that each of Mr. Swanson and Ms. Taylor is irrevocably authorized to execute and deliver to the Representatives in the name and on behalf of the Shareholder such a Lock-Up Agreement and to take such other actions on behalf of the Shareholder in connection with the Lock-Up Agreement as may be reasonably necessary and (b) that upon such execution and delivery by such attorney-in-fact on behalf of the Shareholder, such Lock-Up Agreement will constitute the legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms, except as such enforceability may be (i) limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  The Shareholder hereby confirms that he, she or it understands that the Underwriters and OSI will rely upon the foregoing in proceeding with the OSI Initial Public Offering. The foregoing shall be binding on the Shareholder and his, her or its respective successors, heirs, personal representatives and assigns.

4.       AMENDMENT

                  Except as expressly set forth herein, this Agreement constitutes the whole of the agreement between the parties and may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the effected party.

5.       ASSIGNMENT

                  No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of OSI.

6.       NOTICE

               Any notice, document or other communication required or permitted to be given to the parties under this Agreement shall be in writing and be either hand delivered or telecopied (with a following letter) as follows:

         (a) to the Shareholder at the address and telecopier listed on the first page of this Agreement; and

         (b)      to OSI at:

                  Oil States International, Inc.
                  Three Allen Center
                  333 Clay Street, Suite 333460
                  Houston, Texas 77002

                  Attention:  Cindy B. Taylor
                  Fax:  (713) 652-0499

and shall be deemed to be received by the party to whom such notice is given on the date of delivery or transmission.

7.       SUCCESSORS

                  This Agreement will be binding upon, enure to the benefit of and be enforceable by OSI Shareholder and their respective successors.

8.       TIME OF THE ESSENCE

                  Time shall be of the essence of this Agreement.

9.       APPLICABLE LAW

                  This Agreement shall be governed and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable herein.

         This letter may be signed by fax and in counterparts, which, together, shall be deemed to constitute one valid and binding agreement and delivery of such counterparts may be effected by means of telecopier.

                                                  Yours truly,


                                                  OIL STATES INTERNATIONAL, INC.



                                                  By:
                                                     ---------------------------
                                                  Name:  Cindy B. Taylor
                                                  Title: Chief Financial Officer

         The foregoing is in accordance with our understanding and is agreed to as of August __, 2000.

                                    --------------------------------------------
                                    (Print Name of Shareholder)


                                    --------------------------------------------
                                    (Authorized Signature)


                                    --------------------------------------------
                                    (Official Capacity or Title - if applicable)

                                                                       EXHIBIT K


                     OMNIBUS VOTING, WAIVER AND INVESTMENT

               AGREEMENT OF CERTAIN CANADIAN SHAREHOLDERS OF PTI

August 2, 2000



                                     (the "Shareholder")
------------------------------------
Name

------------------------------------
Address

------------------------------------
City, Province, Postal Code

------------------------------------
Telecopier

Dear Shareholder:

RE:      AGREEMENT TO VOTE IN CONNECTION WITH PLAN OF ARRANGEMENT AND RELATED
         MATTERS

         Oil States International, Inc. ("OSI") understands that the undersigned Shareholder is the registered and beneficial owner of _________________ common shares (the "Owned Shares") of PTI Group Inc. ("PTI") and options to acquire _________________ common shares of PTI (the "Subject Options") (the Owned Shares and any common shares issued on the exercise of the Subject Options are hereinafter collectively referred to as the "Shares"). Each capitalized term used but not otherwise defined herein has the meaning ascribed to it in the Combination Agreement dated as of July 31, 2000 between OSI and PTI, among others (the "Combination Agreement"). The term "PTI Arrangement" shall mean the PTI Arrangement as provided for in the Plan of Arrangement, as the Plan of Arrangement may be modified or amended pursuant to the terms of the Combination Agreement.

1.       PTI ARRANGEMENT

                  In consideration of the execution and delivery by OSI of the Combination Agreement, the performance of its obligations thereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Shareholder, the Shareholder covenants and agrees with OSI that, until the Release Date, as defined below, the Shareholder will:

         (a) at the PTI Shareholders Meeting, if any, vote all of the Shareholder's Shares to approve the PTI Arrangement;

         (b) execute and deliver any written resolution approving the PTI Arrangement;

         (c) not exercise any rights of dissent or appraisal in respect of any resolution approving the PTI Arrangement or any aspect thereof or matter related thereto, and not to exercise any other shareholder or optionholder rights or remedies available at common law or pursuant to the Business Corporation Act (Alberta) or in any manner delay, hinder, challenge, or upset the PTI Arrangement;

         (d) except as provided pursuant to the PTI Arrangement, not sell, assign, transfer or otherwise convey or dispose of any Shares except to a person that prior thereto agrees in writing to be bound by the terms of this Agreement, provided that the Shareholder shall remain liable for the performance by such person of all of the provisions of this Agreement.

         For the purposes of the Agreement "Release Date" means the earlier of:
         (i) the Effective Date of the PTI Arrangement; or (ii) the date the Combination Agreement is terminated in accordance with its terms.

2.       COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER

                  The Shareholder hereby covenants, represents and warrants to OSI, as covenants, representations and warranties that will survive completion of the transactions contemplated hereby, that:

         (a) the Shareholder has been furnished with and hereby acknowledges receipt of the Confidential Information Memorandum enclosed herewith, the Combination Agreement, including the exhibits and schedules thereto, and the OSI Registration Statement draft dated August 2, 2000 and is familiar with and understands the terms of the transactions contemplated thereby;

         (b) except as may be indicated by the Shareholder in Appendix A hereto, the Shareholder is an individual "ACCREDITED INVESTOR," as that term is defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and as set forth in Appendix A hereto. The Shareholder has the knowledge and experience in financial and business matters necessary for evaluating the merits and risks of investing in the Exchangeable Shares and the underlying OSI Common Stock.

         (c)      the Shareholder is a resident of Canada;

         (d) the Shareholder has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of OSI concerning the transactions contemplated by the PTI Arrangement and all such questions have been answered to the full satisfaction of the Shareholder;

         (e) the Shareholder is not participating in the PTI Arrangement as a result of or after any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting;

         (f) the Shareholder will not resell or otherwise transfer the Exchangeable Shares or the underlying OSI Common Stock received in the PTI Arrangement except in accordance with the provisions of Regulation S promulgated under the Securities Act (which generally provides that offers and sales of securities outside of the United States are not subject to the registration and prospectus delivery requirements of the Securities Act), pursuant to registration under the Securities Act and applicable state securities laws or pursuant to an available exemption from registration under the Securities Act and applicable state securities laws. The Exchangeable Shares and the underlying OSI Common Stock have not been registered under the Securities Act or under the securities laws of any domestic or foreign jurisdiction. The Shareholder represents that the Shareholder is acquiring the Exchangeable Shares for the Shareholder's own account, for investment purposes only and with no current intention or plan to distribute, sell or otherwise dispose of the Exchangeable Shares in connection with any distribution;

         (g) in addition to any other restrictive legends that may be required by the terms of the Combination Agreement, the Shareholder acknowledges that the certificates representing the Exchangeable Shares and the underlying OSI Common Stock shall be stamped or otherwise imprinted with a legend substantially in the following form:

                           ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS STRICTLY PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), PURSUANT TO REGISTRATION UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. THE HOLDER OF THIS CERTIFICATE MAY NOT ENGAGE IN ANY HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY EXCEPT IN COMPLIANCE WITH THE ACT.

         (h) the Shareholder represents and warrants that the Shareholder is the beneficial holder of the number of Owned Shares and Subject Options set forth in the opening paragraph of this Agreement free and clear of all claims, liens, charges, encumbrances and security interests (other than those imposed by the Unanimous Shareholder Agreement (as defined in the Plan of Arrangement) and by applicable securities laws), and, other than the Owned Shares and the Owned Options, the Shareholder is the record or beneficial owner of no equity securities, including any warrants, options, convertible debt, rights of conversion or similar securities or rights, of PTI;

         (i) the Shareholder is duly authorized to execute and deliver this Agreement and this letter is a valid and binding agreement, enforceable against the Shareholder in accordance with its terms, and the consummation by the Shareholder of the transaction contemplated hereby will not constitute a violation of or default under, or conflict with, any contract, commitment, agreement, understanding or arrangement of any kind to which any of the Shareholder will be a party and by which the Shareholder will be bound at the time of such consummation;

         (j) the Shareholder is not a U.S. person and is not acquiring Exchangeable Shares for the account or benefit of any U.S. person. For purposes of this representation, a U.S. person has the meaning set forth in Appendix A;

         (k) the Shareholder shall not engage in hedging transactions involving Exchangeable Shares or the underlying OSI Common Stock unless in compliance with the Securities Act;

         (l) all of the representations, warranties and covenants contained in this paragraph 2 shall be valid and true as if recited and repeated as at the Effective Time.

3.       LOCK-UP AGREEMENT

                  The Shareholder hereby acknowledges and understands that, in connection with the OSI Initial Public Offering, the representatives (the "Representatives") of the underwriters (the "Underwriters") propose to enter into an underwriting or purchase agreement (the "Purchase Agreement") with OSI, among others, providing for the public offering of shares of OSI Common Stock. The Shareholder hereby acknowledges and understands that, in connection with the entering into of such Purchase Agreement, the Representatives, on behalf of the Underwriters, will require the execution and delivery by the undersigned of an agreement (the "Lock-Up Agreement") substantially to the effect that, during a period of 180 days from the date of the Purchase Agreement, the Shareholder will not, without the prior written consent of the lead manager named in the final OSI Registration Statement, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any Exchangeable Shares or shares of OSI Common Stock or any securities convertible into or exchangeable or exercisable for Exchangeable Shares or OSI Common Stock, whether owned at the date of the Purchase Agreement or thereafter acquired by the Shareholder or with respect to which the Shareholder had at the date of the Purchase Agreement or thereafter acquires the power of disposition, or file any registration statement under the Securities Act with respect to any of the foregoing, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Exchangeable Shares or OSI Common Stock, whether any such swap or transaction is to be settled by delivery of Exchangeable Shares or OSI Common Stock or other securities, in cash or otherwise. Notwithstanding the foregoing, without obtaining the prior written consent of the lead manager named in the final OSI Registration Statement, the Shareholder will be permitted to transfer

         Exchangeable Shares or shares of OSI Common Stock otherwise subject to the Lock-Up Agreement to any immediate family member of the Shareholder, any trust established for the benefit of any such immediate family member or any corporation wholly owned by the Shareholder or any combination of the Shareholder and any of the foregoing, provided that, prior to such transfer and as a condition thereof, the transferee shall deliver to the Representatives a written agreement to be bound by the restrictions set forth in the Lock-Up Agreement until the expiration of the aforementioned 180-day period.

                  The Shareholder hereby irrevocably constitutes and appoints each of Douglas Swanson and Cindy Taylor, or either of them, as the Shareholder's true and lawful attorney-in-fact and agent to execute and deliver to the Representatives in the name and on behalf of the Shareholder the Lock-Up Agreement substantially to the effect set forth above and to take such other actions on behalf of the Shareholder in connection with the Lock-Up Agreement as may be reasonably necessary. The Shareholder hereby represents and warrants to OSI and the Underwriters (a) that each of Mr. Swanson and Ms. Taylor is irrevocably authorized to execute and deliver to the Representatives in the name and on behalf of the Shareholder such a Lock-Up Agreement and to take such other actions on behalf of the Shareholder in connection with the Lock-Up Agreement as may be reasonably necessary and (b) that upon such execution and delivery by such attorney-in-fact on behalf of the Shareholder, such Lock-Up Agreement will constitute the legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms, except as such enforceability may be (i) limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  The Shareholder hereby confirms that he, she or it understands that the Underwriters and OSI will rely upon the foregoing in proceeding with the OSI Initial Public Offering. The foregoing shall be binding on the Shareholder and his, her or its respective successors, heirs, personal representatives and assigns.

4.       AMENDMENT

                  Except as expressly set forth herein, this Agreement constitutes the whole of the agreement between the parties and may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the effected party.

5.       ASSIGNMENT

                  No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of OSI.

6.       NOTICE

                  Any notice, document or other communication required or permitted to be given to the parties under this Agreement shall be in writing and be either hand delivered or telecopied (with a following letter) as follows:

         (a) to the Shareholder at the address and telecopier listed on the first page of this Agreement; and

         (b)      to OSI at:

                  Oil States International, Inc.
                  Three Allen Center
                  333 Clay Street, Suite 333460
                  Houston, Texas 77002

                  Attention:  Cindy B. Taylor
                  Fax:  (713) 652-0499

and shall be deemed to be received by the party to whom such notice is given on the date of delivery or transmission.

7.       SUCCESSORS

                  This Agreement will be binding upon, enure to the benefit of and be enforceable by OSI Shareholder and their respective successors.

8.       TIME OF THE ESSENCE

                  Time shall be of the essence of this Agreement.

9.       APPLICABLE LAW

                  This Agreement shall be governed and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable herein.

         This letter may be signed by fax and in counterparts, which, together, shall be deemed to constitute one valid and binding agreement and delivery of such counterparts may be effected by means of telecopier.

                                                  Yours truly,

                                                  OIL STATES INTERNATIONAL, INC.



                                                  By:
                                                      --------------------------
                                                  Name:  Cindy B. Taylor
                                                  Title: Chief Financial Officer


         The foregoing is in accordance with our understanding and is agreed to as of __________, 2000.

                                    --------------------------------------------
                                    (Print Name of Shareholder)


                                    --------------------------------------------
                                    (Authorized Signature)


                                    --------------------------------------------
                                    (Official Capacity or Title - if applicable)

                                   APPENDIX A

         Under Rule 501(a) of the Securities Act, "accredited investor" means any person who comes within any of the following categories at the time of the sale of securities to that person:

         (i) a natural person whose individual net worth, or joint net worth with the Shareholder's spouse, at the time of this purchase exceeds U.S.$1,000,000;

         (ii) a natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with the Shareholder's spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         (iii) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of U.S. $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

         (iv) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

         (v) an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring securities in the proposed offering, with total assets in excess of U.S.$5,000,000;

         (vi)     a director or executive officer of OSI;

         (vii) a trust with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

         (viii) an entity in which all of the equity holders are "accredited investors" by virtue of their meeting one or more of the above standards.
         IF NONE OF THE FOREGOING DESCRIPTIONS ARE APPLICABLE, CHECK THE FOLLOWING BOX:

         [ ]      THE SHAREHOLDER IS NOT AN ACCREDITED INVESTOR.



  A U.S. person is:

         (i)      any natural person resident in the United States;

         (ii) any partnership or corporation organized or incorporated under the laws of the United States;

         (iii)    any estate of which any executor or administrator is a U.S.
                  person;

         (iv)     any trust of which any trustee is a U.S. person;

         (v) any agency or branch of a foreign entity located in the United States;

         (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

         (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if any individual) resident in the United States; or

         (viii) any partnership or corporation if (A) organized or incorporated under the laws of any foreign jurisdiction; and
                  (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by "accredited investors" (as defined in Rule 501(a) promulgated under the Securities Act) who are not natural persons, estates or trusts.

                                    EXHIBIT L

                  FORM OF OMNIBUS CONSENT, WAIVER AND AGREEMENT
                             OF STOCKHOLDERS OF OSI

                                                                       EXHIBIT L

                      OMNIBUS CONSENT, WAIVER AND AGREEMENT
                               OF THE STOCKHOLDERS
                                       OF
                         OIL STATES INTERNATIONAL, INC.

         The undersigned, being Oil States International, Inc., a Delaware corporation (the "Company" or "OSI") and the holders (the "Stockholders") of the issued and outstanding shares of Class A common stock, par value $.01 per share, of the Company (the "OSI Common Stock"), do hereby consent, adopt, approve and agree as follows:

1.       RECITALS.

         a. The Company's board of directors (the "Board of Directors") has considered the form, terms, provisions and conditions of that certain Combination Agreement, including the exhibits thereto, by and among the Company, Sooner Inc., a Delaware corporation ("Sooner"), HWC Energy Services, Inc., a Texas corporation ("HWC") and PTI Group, Inc., an Alberta corporation ("PTI") and the other parties thereto, a copy of which has been provided herewith to the Stockholders.

         b. The Board of Directors has determined that the Combination Agreement, including the exhibits thereto and the transactions contemplated thereby, are in the best interests of, and fair to, the Company and the Stockholders and on that basis has entered into the Combination Agreement effective as of July 31, 2000.

         c. The Board of Directors has submitted the Combination Agreement to the Stockholders for approval and adoption and has recommended to the Stockholders that they so approve and adopt the Combination Agreement.

         d. The Combination Agreement contemplates the execution of an Amended and Restated Registration Rights Agreement to be effective at the Effective Time, pursuant to which the existing registration rights of certain holders of OSI Common Stock, HWC Common Stock and Sooner Common Stock (the "Existing Registration Rights") granted pursuant to existing registration rights agreements (each an "Existing Registration Rights Agreement") shall be amended and restated.

         e. The Combination Agreement contemplates that, prior to the Effective Time, the Company shall cause to be terminated each of the existing stockholders agreements between the Company and certain Stockholders (each a "Stockholders Agreement").

         f. The Combination Agreement contemplates certain other actions to be taken by the Stockholders to effect the purposes thereof.

         g. Capitalized terms that are used but not defined herein have the meanings set forth in the Combination Agreement.

2.       RESOLUTIONS OF THE STOCKHOLDERS. Acting pursuant to the provisions of
Section 228 of the Delaware General Corporation Law (the "DGCL"), the Stockholders hereby adopt and approve the following resolutions:

         APPROVAL OF COMBINATION AGREEMENT

                  RESOLVED, that, upon the recommendation of the Board of Directors, the Stockholders hereby approve and adopt the Combination Agreement, and the transactions contemplated thereby, including, without limitation, the issuance of shares of OSI Common Stock to the stockholders and other security holders of HWC, Sooner and PTI in accordance with the provisions of the Combination Agreement.

         AMENDMENT OF CERTIFICATE OF INCORPORATION

                  RESOLVED, that in conjunction with the transactions contemplated by the Combination Agreement, the Stockholders, upon the recommendation of the Board of Directors, hereby approve and adopt the following amendment to the Company's Certificate of Incorporation, as amended:

                           Article Fourth of the Company's Certificate of
                  Incorporation, as amended, shall be amended and restated in its entirety to provide as follows:

                           "The total number of shares of capital stock which
                  the Corporation shall have authority to issue is two hundred twenty five million (225,000,000), consisting of 25,000,000 shares of preferred stock, par value $0.0001 per share ("Preferred Stock") and two hundred million (200,000,000) shares of common stock, par value $0.01 per share ("Common Stock").";

                  RESOLVED FURTHER, that each duly appointed officer of the Company be, and they hereby are, authorized to execute and file in the office of the Secretary of State of Delaware a Certificate of Amendment to the Company's Certificate of Incorporation, as amended, and to make such changes thereto and take or cause to be taken such other actions as such officer(s) may deem necessary, proper or convenient in order to effect the foregoing amendment in accordance with the DGCL; and

                  RESOLVED FURTHER, that upon the filing of the aforementioned Certificate of Amendment with the Secretary of State of Delaware, each issued and outstanding share of the Company's Class A Common Stock be, and it hereby is, redesignated as "Common Stock" and each share of Class B Common Stock, all of which are held by the Company as treasury stock and none of which are outstanding, shall be cancelled and retired.

         AMENDMENT OF SERIES A CERTIFICATE OF DESIGNATION

                  RESOLVED, that in conjunction with the transactions contemplated by the Combination Agreement, the Stockholders, based upon the recommendation of the Board of Directors, hereby approve and adopt the following amendments to the Certificate of Designations, Powers and Rights of Series A Convertible Cumulative Preferred Stock:

                  To delete references to Class A Common Stock and Class B Common Stock, the definition of "Common Stock" contained in Article Two of the Certificate of Designations, Powers and Rights of Series A Convertible Cumulative Preferred Stock is hereby amended to read in its entirety as follows:

                  "Common Stock means Issuer's Common Stock par value $0.01 per share, and any capital stock of Issuer which has the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount or percentage."

                  To replace references to "Class A Common Stock" with the term "Common Stock," Section 4.1 of Article Four of the Certificate of Designations, Powers and Rights of Series A Convertible Cumulative Preferred Stock is hereby amended to read in its entirety as follows:

                  "4.1 Mandatory Conversion. Each share of Preferred Stock outstanding on August 1, 2002 shall be automatically converted into a number of shares of the Company's Common Stock (the "Conversion Shares"). Each share of Preferred Stock shall be convertible into a number of Conversion Shares according to the conversion ratio and the conversion procedures set forth in this Section 4.1. Subject to compliance with the conditions set forth in the remaining provisions of this Section 4, the Company shall cause certificates evidencing ownership of the Conversion Shares to be delivered to each holder of Preferred Stock on or before August 15, 2002."

                  To permit the holders of Series A Convertible Cumulative Preferred Stock to participate and vote in elections of the Board of Directors, Article Six of the Certificate of Designations, Powers and Rights of Series A Convertible Cumulative Preferred Stock is hereby amended to read in its entirety as follows:

                  "6. Voting Rights. In addition to any voting rights contained in Section 8 below or as otherwise from time to time required by law, the holders of the Preferred Stock will have the right, on an as-converted basis, to vote as a class with the holders of Common Stock of the Company on any matter upon which the holders of the Common Stock are entitled to vote. Each share of Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock would be convertible, rounded down to the nearest whole number of shares, were such share of Preferred Stock to be converted on the record date with respect to the election at which the holders of the Common Stock are entitled to vote";

                  RESOLVED FURTHER, that the officers of the Company be, and each hereby is, authorized, empowered and directed, by and on behalf of the Company and in its name, to execute and file a Certificate of Amendment to the Certificate of Designations, Powers and Rights of Series A Cumulative Preferred Stock in the office of the Secretary of State of Delaware and make such changes thereto and take or cause to be taken such other actions as such officer(s) may deem necessary, proper or convenient in order for the foregoing amendments to the Certificate of Designations, Powers and Rights of Series A Cumulative Preferred Stock to become effective in accordance with the DGCL.

         GENERAL AUTHORITY AND RATIFICATION

                  RESOLVED, that the Stockholders, upon the recommendation of the Board of Directors, hereby authorize each duly appointed officer of the Company to take all action and to prepare, execute, and deliver all documents that such officer deems appropriate or advisable in order to effect the foregoing resolutions and to consummate the transactions contemplated by the Combination Agreement and the exhibits thereto; and

                  RESOLVED FURTHER, that any lawful act heretofore taken by any duly appointed officer of the Company in such capacity in connection with the matters set forth in the foregoing recitals and resolutions be, and it hereby is, in all respects approved, adopted, ratified and confirmed as an act of the Company.

3. FURTHER AMENDMENTS TO CERTIFICATE OF INCORPORATION. The draft OSI Registration Statement, dated August 2, 2000 and enclosed herewith, contemplates that certain further amendments will be made to the Company's Certificate of Incorporation in anticipation of the OSI Initial Public Offering. The Stockholders agree to consent to, or vote all of their respective shares of OSI Common Stock in favor of, as the case may be, any and all further amendments to the Company's Certificate of Incorporation to the extent such amendments are in substantial conformity with the descriptions of the Company's Certificate of Incorporation in the draft OSI Registration Statement.

4.       WAIVER OF PREEMPTIVE AND SIMILAR RIGHTS.

         a. The Stockholders hereby waive any statutory or contractual preemptive or similar rights that they now have or may have had prior to the date hereof to purchase additional shares of OSI Common Stock.

         b. Each Stockholder hereby acknowledges and agrees that any statutory or contractual preemptive or similar rights (including any rights of first offer or refusal) held by or granted to any Stockholder at any time prior to the date hereof (including, without limitation, rights to purchase OSI Common Stock offered by the Company in August 1997, December 1997, January 1998 and March

1998 to the former shareholders of HydroTech Systems, Inc. pursuant to the preemptive rights granted to such former shareholders under the Agreement and Plan of Merger, dated July 15, 1997, by and among such former shareholders, the Company, HydroTech Systems, Inc., and the other parties thereto) have been fully satisfied and extinguished by the Company's issuance of shares of OSI Common Stock or other securities of the Company or by cash and that no Person, including any Stockholder, is entitled to receive any further OSI Common Stock or any other securities of the Company or cash pursuant to any such right.

         c. Each Stockholder hereby acknowledges and agrees that any right to receive additional shares of capital stock or other securities of the Company in connection with any prior purchase of capital stock of the Company by any Stockholder has been fully satisfied and extinguished by the Company's issuance of shares of OSI Common Stock or other securities of the Company and that no Person, including any Stockholder, is entitled to receive any additional shares of OSI Common Stock or any other securities of the Company with respect to such prior purchases.

5.       REGISTRATION RIGHTS AGREEMENTS AND RELATED MATTERS.

         a. The Stockholders who have Existing Registration Rights with respect to the shares of OSI Common Stock owned by them and whose names are set forth on Schedule A attached hereto (the "Registration Rights Stockholders") hereby approve the Amended and Restated Registration Rights Agreement contemplated by the Combination Agreement (the "Registration Rights Agreement"), a copy of which Registration Rights Agreement has been provided to the Stockholders herewith.

         b. At the Effective Time, the Registration Rights Agreement shall replace each of the Existing Registration Rights Agreements of the Stockholders in their entirety and each of the Existing Registration Rights Agreements shall terminate and be of no further force or effect.

         c. The Registration Rights Stockholders hereby constitute and appoint each of Douglas Swanson and Cindy Taylor, or either of them, their true and lawful attorney-in-fact and agent (collectively, the "Registration Rights Agents") to execute the Registration Rights Agreement in the name of and on behalf of each Registration Rights Stockholder.

         d. The Registration Rights Agreement will be executed and become effective with respect to the Registration Rights Stockholders at the Effective Time.

         e. An amendment to each of the Existing Registration Rights Agreements has been approved and adopted by Board of Directors to provide that no Person shall have the right to request the registration of any OSI Common Stock, or any other shares of capital stock of the Company, in connection with the OSI Initial Public Offering. The Registration Rights Stockholders hereby approve, adopt and agree to such amendment with respect to each of their respective Existing Registration Rights Agreements, which amendment shall be effective without further action by the Registration Rights Stockholders or the Company.

         f. The Registration Rights Stockholders hereby waive any rights they may have to demand or request registration of any of OSI Common Stock, or any other shares of capital stock of OSI, in the OSI Initial Public Offering pursuant to their Existing Registration Rights.

         g. In the event the Combination Agreement is terminated prior to the Effective Time in accordance with its terms, each of the Existing Registration Rights Agreements shall continue in full force and effect.

6.       TERMINATION OF STOCKHOLDERS AGREEMENTS AND RELATED MATTERS.

         a. Effective immediately prior to the Effective Time, each Stockholders Agreement shall terminate and be of no further force or effect.

         b. In the event the Combination Agreement is terminated prior to the Effective Time in accordance with its terms, each Stockholders Agreement shall continue in full force and effect.

7.       TRANSFER RESTRICTIONS AND RELATED REPRESENTATIONS OF STOCKHOLDERS.

         a. The undersigned hereby acknowledges and understands that, in connection with the OSI Initial Public Offering, the representatives (the "Representatives") of the underwriters (the "Underwriters") propose to enter into an underwriting or purchase agreement (the "Purchase Agreement") with OSI, among others, providing for the public offering of shares of OSI Common Stock. The undersigned hereby acknowledges and understands that, in connection with the entering into of such Purchase Agreement, the Representatives, on behalf of the Underwriters, will require the execution and delivery by the undersigned of an agreement (the "Lock-Up Agreement") substantially to the effect that, during a period of 180 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of the lead manager named in the final OSI Registration Statement, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of OSI Common Stock or any securities convertible into or exchangeable or exercisable for OSI Common Stock, whether owned at the date of the Purchase Agreement or thereafter acquired by the undersigned or with respect to which the undersigned had at the date of the Purchase Agreement or thereafter acquires the power of disposition, or file any registration statement under the Securities Act with respect to any of the foregoing, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the OSI Common Stock, whether any such swap or transaction is to be settled by delivery of OSI Common Stock or other securities, in cash or otherwise. Notwithstanding the foregoing, without obtaining the prior written consent of the lead manager named in the final OSI Registration Statement, the undersigned will be permitted to transfer shares of OSI Common Stock otherwise subject to the Lock-Up Agreement to any immediate family member of the undersigned or any trust established for the benefit of any such immediate family member, provided that, prior to such transfer and as a condition thereof, the transferee shall deliver to the Representatives a written agreement to be bound by the restrictions set forth in the Lock-Up Agreement until the expiration of the aforementioned 180-day period.

         b. The undersigned hereby irrevocably constitutes and appoints each of Douglas Swanson and Cindy Taylor, or either of them, as the undersigned's true and lawful attorney-in-fact and agent to execute and deliver to the Representatives in the name and on behalf of the undersigned the Lock-Up Agreement substantially to the effect set forth above and to take such other actions on behalf of the undersigned in connection with the Lock-Up Agreement as may be reasonably necessary. The undersigned hereby represents and warrants to OSI and the Underwriters (a) that each of Mr. Swanson and Ms. Taylor is irrevocably authorized to execute and deliver to the Representatives in the name and on behalf of the undersigned such a Lock-Up Agreement and to take such other actions on behalf of the undersigned in connection with the Lock-Up Agreement as may be reasonably necessary and (b) that upon such execution and delivery by such attorney-in-fact on behalf of the undersigned, such Lock-Up Agreement will constitute the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except as such enforceability may be (i) limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

         c. Subject to any additional restrictions contained in the Stockholders Agreements, prior to the earlier of (i) the termination of the Combination Agreement or (ii) the effectiveness of the Lock-Up Agreement, no Stockholder shall sell, convey, pledge or otherwise transfer any shares of OSI Common Stock or other shares of capital stock of the Company or other securities convertible into or exchangeable for OSI Common Stock unless the transferee of any such securities executes and delivers to the Company a copy of this Omnibus Consent, Waiver and Agreement, which execution and delivery shall evidence such transferee's intent to be bound by each of the provisions hereof.

         d. The undersigned represents and warrants that, except as set forth on Schedule B attached hereto, and except for options granted to the undersigned under the Company's 1996 Equity Participation Plan, as amended, the undersigned is neither the record nor beneficial owner of any equity securities, including any warrants, options, convertible debt, rights of conversion or similar securities or rights, of the Company or any of its subsidiaries.

8. EFFECTIVENESS AND IRREVOCABILITY. The Company anticipates that this Omnibus Consent, Waiver and Agreement will be executed and delivered to the Company by each Stockholder. Notwithstanding the fact that less than all of the Stockholders may execute and deliver this Omnibus Consent, Waiver and Agreement, this Omnibus Consent, Waiver and Agreement will become effective at such time that the Company has received executed Omnibus Consents, Waivers and Agreements from the holders of at least 92.5% of the shares of OSI Common Stock issued and outstanding at such time. EACH OF THE PROVISIONS OF THIS OMNIBUS CONSENT, WAIVER AND AGREEMENT SHALL BE IRREVOCABLE AND SHALL BE BINDING ON THE UNDERSIGNED AND HIS, HER OR ITS RESPECTIVE SUCCESSORS, HEIRS, PERSONAL REPRESENTATIVES AND ASSIGNS.

9. RELIANCE BY THE COMPANY AND THE UNDERWRITERS. The undersigned confirms that he, she or it understands that the Underwriters and the Company will rely upon the foregoing resolutions, representations, covenants, waivers and agreements in proceeding with the OSI Initial Public Offering.

         IN WITNESS WHEREOF, the Company and the undersigned Stockholders have executed this irrevocable Omnibus Consent, Waiver and Agreement on this _____ day of August 2000, to become effective as provided in Section 8 above, which irrevocable Omnibus Consent, Waiver and Agreement may be executed by original or facsimile signature and in one or more counterparts, each such counterpart being deemed an original document and all such counterparts together being deemed one and the same instrument.

                                         Oil States International, Inc.


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         SCF-III, L.P

                                         By:  SCF-II, G.P., Limited Partnership,
                                              its general partner

                                         By:  L.E. Simmons & Associates,
                                              Incorporated, its general partner

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         ---------------------------------------
                                         David Altholff


                                         ---------------------------------------
                                         Charles A. Armbrust


                                         The Bovaird Supply Co.


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         ---------------------------------------
                                         Randall E. Carlson, Jr.

                                         ---------------------------------------
                                         James Cauble

                                         Chase Equity Associates, L.P.

                                         By:  Chase Capital Partners,
                                              its general partner

                                              By:
                                                 -------------------------------
                                                       its general partner

                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                         ---------------------------------------
                                         Alphonso J. Cooper


                                         ---------------------------------------
                                         Lawrence Decker


                                         ---------------------------------------
                                         Dominion Partners


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         ---------------------------------------
                                         Gerald R. Douglas


                                         ---------------------------------------
                                         J. Kelly Elliot


                                         ---------------------------------------
                                         Donald L. Frankel

                                         The Freeman Organization, Inc.


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         ---------------------------------------
                                         Donald Gregory


                                         ---------------------------------------
                                         T. L. Gregory


                                         The Betty Sue Gregory Trust

                                         By:
                                            ------------------------------------
                                              T. L. Gregory Trustee


                                         ---------------------------------------
                                         Howard Hughes


                                         The Huntfield Trust Limited

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         ---------------------------------------
                                         Michael Kief


                                         ---------------------------------------
                                         Werner Kief

                                         Klaper (UK) Ltd.

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         ---------------------------------------
                                         Dan LaFollette


                                         ---------------------------------------
                                         Peter Little


                                         ---------------------------------------
                                         Nancy Little


                                         ---------------------------------------
                                         Keith A. McGee


                                         ---------------------------------------
                                         Menikoff Family Partnership


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         ---------------------------------------
                                         Harvey O. Mohr


                                         ---------------------------------------
                                         Franco Nanni


                                         ---------------------------------------
                                         J. Michael Newell


                                         ---------------------------------------
                                         Larry S. Richards


                                         ---------------------------------------
                                         Richard A. Schultz

                                         ---------------------------------------
                                         Rush A. Seldon


                                         ---------------------------------------
                                         Oran Tarlton


                                         ---------------------------------------
                                         John J. Van Pelt


                                         ---------------------------------------
                                         Waldrop Investment Corp.


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         ---------------------------------------
                                         Stephen A. Wells


                                         ---------------------------------------
                                         Jeffrey L. Whipple


                                         ---------------------------------------
                                         Robert H. Wittman


                                         ---------------------------------------
                                         Rosalie F. Wittman


                                         ---------------------------------------
                                         James D. Woods


                                         ---------------------------------------
                                         Jerry Woods

                                   SCHEDULE A

                        REGISTRATION RIGHTS STOCKHOLDERS

SCF-III, L.P.
David Altholff
Charles A. Armbrust
The Bovaird Supply Co.
James Cauble
Chase Equity Associates
J. Kelly Elliot
Donald Gregory
T. L. Gregory
T. L. Gregory, Trustee for the Betty Sue Gregory Trust
Howard Hughes
The Huntfield Trust Limited
Michael Kief
Werner Kief
Klaper (UK) Ltd.
Menikoff Family Partnership
J. Michael Newell
Richard A. Schultz
Stephen A. Wells
James D. Woods

                                   SCHEDULE B

                         OWNERSHIP OF EQUITY SECURITIES

[omitted]

                                 SCHEDULE 11.11

                           AGREEMENTS TO BE TERMINATED

All stockholders agreements, registration rights agreements, voting agreements and other agreements related to the ownership of equity interests in HWC, Sooner, PTI and OSI.

HWC

         Second Amended and Restated Shareholders Agreement of HWC Energy Services, Inc. dated as of November 30, 1999 by and among HWC Energy Services, Inc. and the persons listed as "Shareholders" on the signature page thereto.


Sooner

         Shareholders Agreement of Sooner Inc. dated as of July 2, 1998 by and among Sooner Inc. and the persons listed as "Initial Shareholders" on the signature page thereto, as amended.


PTI

         Unanimous Shareholder Agreement dated January 8, 1997 by and among PTI Group Inc., SCF-III, L.P., Vencap, Inc., RJM Corp., Robert J. MacLean, John Bubel, Jim L. Cebuliak, R. James Needham, Gary Fortier, James E. Lorencz, Robert
C. Hokanson and the remaining shareholders of PTI Group Inc., as amended.


OSI

         OSI has entered into individual Stockholders Agreements and Registration Rights Agreements with certain of its stockholders. The following table identifies the stockholder parties to, and the effective dates of, such agreements. Where no date is shown with respect to a particular Stockholders Agreement or Registration Rights Agreement, no such agreement has been entered into between OSI and the stockholder parties in the corresponding column.

----------------------------------------------------------------------------------------
                                         DATE OF REGISTRATION     DATE OF STOCKHOLDERS
      NAME OF STOCKHOLDER PARTIES         RIGHTS AGREEMENT             AGREEMENT
----------------------------------------------------------------------------------------
Charles A. Armbrust and Diana Armbrust        12/23/96                  12/23/96
----------------------------------------------------------------------------------------
David E. Althoff and Kathleen Althoff         12/23/96                  12/23/96
----------------------------------------------------------------------------------------
The Bovaird Supply Company                    8/31/95                   8/31/95
----------------------------------------------------------------------------------------
Randall E. Carlson, Jr.                                                 12/23/96
----------------------------------------------------------------------------------------
James N. Cauble and Barbara B. Cauble         1/1/98                    1/1/98
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                         DATE OF REGISTRATION     DATE OF STOCKHOLDERS
      NAME OF STOCKHOLDER PARTIES         RIGHTS AGREEMENT             AGREEMENT
----------------------------------------------------------------------------------------
Chase Manhattan Investment Holdings,       7/31/95                       7/31/95
Inc.
----------------------------------------------------------------------------------------
SCF-III, L.P.                              7/31/95                       7/31/95
----------------------------------------------------------------------------------------
Alphonse J. Cooper and Marjorie B.                                       8/20/97
Cooper
----------------------------------------------------------------------------------------
Lawrence A. Decker and Patricia A.                                       8/12/97
Decker
----------------------------------------------------------------------------------------
Dominion Partners                                                        8/?/97
----------------------------------------------------------------------------------------
Gerald R. Douglas and Karen K. Douglas                                   8/25/97
----------------------------------------------------------------------------------------
J. Kelly Elliott and Bobbie N. Elliott     12/23/96                      12/23/96
----------------------------------------------------------------------------------------
Donald L. Frankel and Donna J. Frankel     12/23/96                      12/23/96
----------------------------------------------------------------------------------------
G.C. Frazier and Susan Frazier             12/23/96                      12/23/96
----------------------------------------------------------------------------------------
The Freeman Organization, Inc.                                           11/10/97
----------------------------------------------------------------------------------------
Don K. Gregory and Claire Gregory          12/3/97                       12/3/97
----------------------------------------------------------------------------------------
T.L. Gregory and Genevieve Gregory         12/3/97                       12/3/97
----------------------------------------------------------------------------------------
T.L. Gregory, Trustee for the Betty        12/3/97                       12/3/97
Sue Gregory Trust
----------------------------------------------------------------------------------------
Howard Hughes and Becky Hughes             12/23/96                      12/23/96
----------------------------------------------------------------------------------------
Huntfield Trust Limited                    2/3/98                        2/3/98
----------------------------------------------------------------------------------------
Michael Kief                               2/28/98                       2/27/98
----------------------------------------------------------------------------------------
Werner Kief and Jimmie Kief                2/28/98                       2/27/98
----------------------------------------------------------------------------------------
Klaper (UK) Limited                        4/1/98                        4/1/98
----------------------------------------------------------------------------------------
Dan LaFollette                                                           8/14/97
----------------------------------------------------------------------------------------
Peter Little and Nancy Little                                            8/?/97
----------------------------------------------------------------------------------------
Keith A. McGee and Maryanne R. McGee                                     11/10/98
----------------------------------------------------------------------------------------
Menikoff Family Partnership, Ltd.          4/14/97                       4/14/97
----------------------------------------------------------------------------------------
Harvey O. Mohr and Vera L. Mohr                                          8/29/97
----------------------------------------------------------------------------------------
Franco Nanni and Alole Nanni                                             8/12/97
----------------------------------------------------------------------------------------
Michael Newell and Kathleen G. Newell      2/28/98                       2/27/98
----------------------------------------------------------------------------------------
Larry S. Richards                                                        12/23/96
----------------------------------------------------------------------------------------
Richard Schultz and Susan Schultz          2/28/98                       2/27/98
----------------------------------------------------------------------------------------
Rush Selden and Lisa Selden                                              8/20/97
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                         DATE OF REGISTRATION     DATE OF STOCKHOLDERS
      NAME OF STOCKHOLDER PARTIES         RIGHTS AGREEMENT             AGREEMENT
----------------------------------------------------------------------------------------
W. Stansbury and Sandra L. Stansbury       12/23/96                      12/23/96
----------------------------------------------------------------------------------------
Dran D. Tarlton and Mary Ann Tarlton                                     12/31/97
----------------------------------------------------------------------------------------
Jerry Van Pelt                                                           12/23/96
----------------------------------------------------------------------------------------
Waldrop Investment Co.                                                   10/26/98
----------------------------------------------------------------------------------------
Stephen A. Wells and Judy B. Wells         12/23/96                      12/23/96
----------------------------------------------------------------------------------------
Jeffrey L. Whipple and Mary W. Whipple                                   8/24/97
----------------------------------------------------------------------------------------
Carol M. Wittman                                                         8/15/97
----------------------------------------------------------------------------------------
Robert H. Wittman and Teresa T. Whitman                                  8/30/97
----------------------------------------------------------------------------------------
Rosalie Wittman                                                           8/30/97
----------------------------------------------------------------------------------------
James D. Woods and Jeanette F. Woods       12/23/96                      6/13/97
----------------------------------------------------------------------------------------
Jerry W. Woods and Gloria M. Woods                                       8/15/97
----------------------------------------------------------------------------------------

                                 SCHEDULE 11.14

                 INDEBTEDNESS AND PREFERRED STOCK TO BE RETIRED

         See attached Appendix 1 to this Schedule 11.14.

OIL STATES INTERNATIONAL, INC.
SUMMARY DEBT SCHEDULE
(US DOLLARS IN
MILLIONS)




                       COMPANY / SECURITY                                       DESCRIPTION
------------------------------------------------ -------------------------------------------------------------------------- -
DEBT TO BE REPAID IN THE OFFERING
   OSI
     Subordinated Debt:
         SMATCO                                  Note is no longer outstanding as of 5/31/00.  It has already been repaid.

         SMATCO Subordinated Promissory Notes    $7,000,000 of principal split into five separate notes to five former owners of SMATCO.  The notes all have a fixed interest rate of 8.0% and in aggregate have principal payments of $2 million, $2 million and $3 million on July 31st of 2000, 2001 and 2002, respectively.  Held by R.
                                                 Thompson, Sr., R. Thompson, Jr., T. Thompson, Th. Thompson, and John
                                                 Ledet (none appear to be common shareholders of OSI).

         SVI Subordinated Promissory Notes       $7,000,000 of notes held by the former owners of Subsea Ventures.  The note has a fixed interest rate of 8.0% and a staggered redemption starting on 8/31/00 with all of principal to be repaid by 2/23/03.  Held by Werner Kief*, Richard Schultz*, John Newell, and Michael Kief* (*
                                                 indicates OSI shareholders).

         Hunting Subordinated Promissory Notes   Three notes which are similarly structured with a fixed interest rate of
                                                 8.50% as of 1/1/00.  The principal balances of the notes are $10.0 million, $500k and $449,248 and are all due on 5/17/01.

         CONEMSCO Shareholder Note               $25,000,000 of principal as a result of dividend to the shareholders of
                                                 CONEMSCO on 12/31/98.  The note has non-cash interest payments accruing at a fixed rate of 6.0%.  Principal and interest are due on 12/31/05.  If
                                                 SCF-III, L.P. and OSI agree prior to the Effective Time, all or a portion of the principal and interest of this note shall remain outstanding until such date as agreed to by SCF-III, L.P. and OSI (but not later than
                                                 12/31/05).
     Preferred Stock:

         LTV Series Cumulative                   143,000 shares of Series A Cumulative Preferred Stock with (i) a
         Preferred Stock                         liquidation value of $100 per share plus accrued dividends and (ii) a fixed dividend rate of 7.0%.  Mandatorily redeemable on 9/15/05 and optionally redeemable on or after 9/15/00.

         Hydrotech Series B Exchangeable         38,500 shares of Series A Exchange Cumulative Preferred Stock with a
         Preferred Stock                         liquidation value of $100 per share plus accrued dividends.  The preferred stock has a fixed dividend rate of 3.1% and is mandatorily redeemable on 7/15/04.  The preferred stock is exchangeable into CONEMSCO common stock at $12.80 per share (Pre-IPO reverse split).  The series of preferred stock is held by 18 former owners of Hydrotech.

         Hydrotech Series A Exchangeable         20,000 shares of Series A Exchange Cumulative Preferred Stock with a
         Preferred Stock                         liquidation value of $100 per share plus accrued dividends.  The preferred stock has a fixed dividend rate of 7.0% and is mandatorily redeemable on 7/15/02.  The preferred stock is exchangeable into CONEMSCO common stock at $15 + 80% * (FMV $15)  (Pre-IPO reverse split).  The series of preferred stock is held by 18 former owners of Hydrotech.  At the time of the transaction, 45,000 shares were issued.  However, in late
                                                 1998, 25,000 shares were repurchased/revoked as a reduction in purchase price due to Hydrotech's missing earnings estimates.

         SMATCO Series A Convertible Cumulative  16,250 shares of Series A Convertible Cumulative Preferred Stock with a
         Preferred Stock                         liquidation value of $100 per share plus accrued dividends.  The preferred stock is NOT redeemable but is convertible into CONEMSCO common stock at $15.00 per share (Pre-IPO reverse split).  Mandatory conversion on 8/1/02.  This preferred stock is held by 5 former SMATCO owners.  OSI currently anticipates that the preferred stock will be redeemed or purchased immediately prior to the Effective Time.  However, OSI reserves the right not to redeem or purchase such shares prior to the Effective
                                                 Time.  Further, OSI reserves the right not to redeem such shares in connection with the OSI Initial Public Offering.

   TOTAL OSI
                                                                       PLANNED       NET BALANCE
                                                     BALANCE AS OF    REPAYMENT        AFTER
              COMPANY / SECURITY                        3/31/00     WITH PROCEEDS     PROCEEDS
------------------------------------------------     -------------  -------------   -------------
DEBT TO BE REPAID IN THE OFFERING
   OSI
     Subordinated Debt:
         SMATCO                                        $      0.1   $     (0.1)   $      0.0

         SMATCO Subordinated Promissory Notes                 7.0         (7.0)          0.0






         SVI Subordinated Promissory Notes                    7.0         (7.0)          0.0





         Hunting Subordinated Promissory Notes               10.9        (10.9)          0.0



         CONEMSCO Shareholder Note                           25.0        (25.0)          0.0






     Preferred Stock:

         LTV Series Cumulative                               14.3        (14.3)          0.0
         Preferred Stock



         Hydrotech Series B Exchangeable                      3.9         (3.9)          0.0
         Preferred Stock





         Hydrotech Series A Exchangeable                      2.0         (2.0)          0.0
         Preferred Stock








         SMATCO Series A Convertible Cumulative               1.6         (1.6)          0.0
         Preferred Stock








                                                       ----------   ----------    ----------
   TOTAL OSI                                           $     71.8   $    (71.8)   $      0.0
                                                       ==========   ==========    ==========

       SOONER
         Subordinated Debt:

             ZOC Senior Promissory Note                  Senior Subordinated Promissory Note with a interest rate equal to
                                                         Sooner's bank facility interest rate plus 0.25% (approximately
                                                         8.6% at 5/31/00).  Balance of the principal is due over the next twelve months.  Held entirely by Zarrow Operating Company ("ZOC").

             SCF Junior Promissory Note                  Junior Subordinated Promissory Note with a fixed interest rate of
                                                         6.0%.  Held entirely by SCF-IV and is due on 6/30/08.

             ZOC Junior Promissory Note                  Junior Subordinated Promissory Note with a fixed interest rate of
                                                         6.0%.  Held entirely by ZOC and is due on 6/30/08.
         Preferred Stock:


       TOTAL SOONER


       HWC
         Subordinated Debt:
         Preferred Stock:

       TOTAL HWC


       PTI
         Subordinated Debt:
         Preferred Stock:


       TOTAL PTI


       TOTAL PREFERRED STOCK AND SUB. DEBT
        TO BE REPAID IN THE OFFERING USE OF PROCEEDS


       PREFERRED STOCK CONVERTED
       HWC

         (1) Series A Preferred Stock                    2,145 shares of Series A Cumulative Convertible Preferred Stock, with (i) a liquidation value of $1,000  plus accrued dividends and (ii) a 6.5% fixed dividend rate.  Mandatorily redeemable in
                                                         2004

         (1) Series B Preferred Stock                    2,717 shares of Series B Cumulative Convertible Preferred Stock with (i) a liquidation value of $1,000 plus accrued dividends and
                                                         (ii) a 6.5% fixed dividend rate.  Mandatorily redeemable in 2004


       Conversion of HWC Preferred Stock\


       TOTAL PREFERRED STOCK AND SUB. DEBT TO BE
        REPAID/CONVERTED IN THE OFFERING

       SOONER
         Subordinated Debt:

             ZOC Senior Promissory Note                  $      5.3   $     (5.3)   $      0.0




             SCF Junior Promissory Note                        23.3        (23.3)          0.0


             ZOC Junior Promissory Note                         2.4         (2.4)          0.0

         Preferred Stock:                                       0.0          0.0           0.0
                                                         ----------   ----------    ----------
       TOTAL SOONER                                      $     31.0   $    (31.0)   $      0.0
                                                         ==========   ==========    ==========

       HWC
         Subordinated Debt:                              $      0.0   $      0.0    $      0.0
         Preferred Stock:                                       0.0          0.0           0.0
                                                         ----------   ----------    ----------
       TOTAL HWC                                         $      0.0   $      0.0    $      0.0
                                                         ==========   ==========    ==========

       PTI
         Subordinated Debt:                              $      0.0   $      0.0    $      0.0
         Preferred Stock:                                       0.0          0.0           0.0
                                                         ----------   ----------    ----------
       TOTAL PTI                                         $      0.0   $      0.0    $      0.0
                                                         ==========   ==========    ==========

       TOTAL PREFERRED STOCK AND SUB. DEBT
        TO BE REPAID IN THE OFFERING USE OF PROCEEDS     $    102.8   $   (102.8)   $      0.0
                                                         ==========   ==========    ==========

       PREFERRED STOCK CONVERTED
       HWC

         (1) Series A Preferred Stock                    $      2.3   $     (2.3)   $      0.0
         (1) Series B Preferred Stock                           2.8         (2.8)          0.0
                                                         ----------   ----------    ----------
       Conversion of HWC Preferred Stock\                $      5.1   $     (5.1)   $      0.0
                                                         ==========   ==========    ==========
       TOTAL PREFERRED STOCK AND SUB. DEBT TO BE
        REPAID/CONVERTED IN THE OFFERING                 $    107.9   $   (107.9)   $      0.0
                                                         ==========   ==========    ==========

       ----------

          (1) HWC preferred stock is not being refinanced, but converted. As a result, it is not a use of proceeds, but will not be outstanding after the IPO.


                                       ii